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As filed with the Securities and Exchange Commission on March 14, 2008

Registration No. 333-149109

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
☒    PRE-EFFECTIVE AMENDMENT NO. 1
☐    POST-EFFECTIVE AMENDMENT NO.

ARES CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

280 Park Avenue, 22nd Floor
Building East
New York, New York 10017
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (212) 750-7300

Michael D. Weiner
c/o Ares Management LLC
1999 Avenue of the Stars, Suite 1900
Los Angeles, CA 90067
(310) 201-4200
(Name and Address of Agent for Service)

Copies of information to:

Michael A. Woronoff
Monica J. Shilling
Proskauer Rose LLP
2049 Century Park East, 32nd Floor
Los Angeles, CA 90067-3206
(310) 557-2900

           Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a distribution reinvestment plan, check the following box. ☐

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share(1)	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(3)

Common Stock, $0.001 par value per share	27,386,541	$12.78	$350,000,000	$13,755
Rights to purchase Common Stock(2)		—	—	—

(1)
Estimated pursuant to Rule 457(c) solely for the purpose of calculating the registration fee based on the average of the high and low sale prices of the Common Stock as reported on The Nasdaq Global Select Market on March 13, 2008.

(2)
The rights to purchase shares of Common Stock will be issued pro rata to all stockholders of record on the record date without consideration. Pursuant to Rule 457(g) of the Securities Act of 1933, no separate registration fee is required for the rights because the rights are being registered in the same registration statement as the common stock of the Registrant underlying the rights.

(3)
Previously paid.

                 THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated March 14, 2008

PROSPECTUS

Up to             Shares of
Common Stock
Issuable Upon
Exercise of Rights

                  We are issuing transferable rights to our stockholders of record, or record date stockholders, as of 5:00 p.m., New York City time, on                         , 2008, or the record date. The rights entitle holders of rights, or rights holders, to subscribe for an aggregate of up to            shares of our common stock. Record date stockholders will receive one right for each three shares of common stock owned on the record date. The rights entitle the holders to purchase one new share of common stock for every right held, which we refer to as the basic subscription right, and record date stockholders who fully exercise their rights will be entitled to subscribe, subject to certain limitations and pro rata allocation, for additional shares that remain unsubscribed as a result of any unexercised rights.

                  Ares Capital Corporation is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases may include an equity component, and, to a lesser extent, in equity investments, in private middle market companies.

                  We are managed by Ares Capital Management LLC, an affiliate of Ares Management LLC, an independent international investment management firm that currently manages investment funds that have approximately $20.0 billion of committed capital. Ares Operations LLC, an affiliate of Ares Management LLC, provides the administrative services necessary for us to operate.

                  Our common stock is traded on The NASDAQ Global Select Market under the symbol "ARCC." The rights are transferable and we have applied for listing of the rights on The NASDAQ Global Select Market under the symbol "ARCCR." See "The Rights Offering" for a complete discussion of the terms of the offering.

                  The subscription price per share will be        % of the volume-weighted average of the sales prices of our shares of common stock on The NASDAQ Global Select Market for the        consecutive trading days ending on the expiration date of the offering. Because the subscription price will be determined on the expiration date, stockholders who elect to exercise their rights will not know the subscription price per share at the time they exercise such rights. The rights will expire if they are not exercised by 5:00 p.m., New York City time, on                  , 2008, the expiration date of the offering, unless extended. We, in our sole discretion, may extend the period for exercising the rights. You will have no right to rescind your subscription after receipt of your payment of the estimated subscription price or a notice of guaranteed delivery except as described in this prospectus.

                  The offering will dilute the ownership interest and voting power of the common stock owned by stockholders who do not fully exercise their subscription rights. Stockholders who do not fully exercise their subscription rights should expect, upon completion of the offering, to own a smaller proportional interest in us than before the offering. Further, if the net proceeds per share from the offering are at a discount to our net asset value per share, the offering will reduce our net asset value per share.

                  The net asset value per share of our common stock at December 31, 2007 (the last date prior to the date of this prospectus on which we determined net asset value) was $15.47. On March 11, 2008, the last reported sale price of a share of our common stock on The NASDAQ Global Select Market was $13.39.

                  Investing in our securities involves risks that are described in the "Risk Factors" section beginning on page 19 of this prospectus, including the risk of leverage.

	Per Share	Total
Estimated Subscription Price(1)	$	$
Sales Load(2)	$	$
Proceeds, before expenses, to Ares Capital Corporation(3)(4)	$	$
(1)
Estimated on the basis of the volume-weighted average of the sales prices of our shares of common stock on The NASDAQ Global Select Market for the        consecutive trading days ending on                        , 2008.

(2)
In connection with the offer, Merill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Capital Markets, LLC, and                        , dealer managers for this offer, will receive a fee for financial advisory, marketing and soliciting services equal to        % of the estimated subscription price per share for each share issued pursuant to the exercise of rights. [We have also agreed to reimburse the dealer managers an aggregate of up to $                        for their expenses incurred in connection with the offer.]

(3)
Before deducting expenses payable by us related to the offering estimated at $            .

(4)
The proceeds that we will receive in the offering assumes that all                  shares are purchased at this estimated subscription price.

                  Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                  This prospectus concisely provides important information you should know before investing in our securities. Please read this prospectus before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission, or the "SEC". This information is available free of charge by calling us collect at (310) 201-4100 or on our website at www.arescapitalcorp.com. The SEC also maintains a website at www.sec.gov that contains such information.

Merrill Lynch & Co.	Wachovia Securities

The date of this prospectus is                                    , 2008.

              You should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on its front cover. Our business, financial condition, results of operations and prospects may have changed since that date.

i

PROSPECTUS SUMMARY

              This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under "Risk Factors" and the other information included in this prospectus. Except where the context suggests otherwise, the terms "we," "us," "our," "the Company" and "Ares Capital" refer to Ares Capital Corporation and its subsidiaries; "Ares Capital Management" or "investment adviser" refers to Ares Capital Management LLC; "Ares Administration" refers to Ares Operations LLC; and "Ares" refers to Ares Partners Management Company LLC and its affiliated companies, including Ares Management LLC.

THE COMPANY

              Ares Capital is a specialty finance company that is a closed-end, non-diversified management investment company. We have elected to be regulated as a business development company, or a "BDC," under the Investment Company Act of 1940, or the "Investment Company Act." We were founded in April 2004 and completed our initial public offering on October 8, 2004. Ares Capital's investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in U.S. middle market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive. However, we may from time to time invest in larger companies.

              We invest primarily in first and second lien senior loans and long-term mezzanine debt. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Mezzanine debt is subordinated to senior loans and is generally unsecured. In some cases, we may also receive warrants or options in connection with our debt instruments. Our investments have generally ranged between $10 million and $50 million each, although the investment sizes may be more or less than the targeted range and are expected to grow with our capital availability. We also, to a lesser extent, make equity investments in private middle market companies. These investments have generally been less than $10 million each but may grow with our capital availability and are usually made in conjunction with loans we make to these companies. In addition, the proportion of these investments will change over time given our views on, among other things, the economic and credit environment we are operating in. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may syndicate a portion of such amount to third parties prior to closing such investment, such that we make a smaller investment than what was reflected in our original commitment. In this prospectus, we generally use the term "middle market" to refer to companies with annual EBITDA between $5 million and $50 million. EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization.

              The first and second lien senior loans generally have stated terms of three to 10 years and the mezzanine debt investments generally have stated terms of up to 10 years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. The debt that we invest in typically is not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service or lower than "BBB-" by Standard & Poor's Corporation). We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

              We believe that our investment adviser, Ares Capital Management, is able to leverage Ares' current investment platform, resources and existing relationships with financial sponsors, financial institutions, hedge funds and other investment firms to provide us with attractive investments. In addition to deal flow, the Ares investment platform assists our investment adviser in analyzing, structuring and monitoring investments. Ares' senior principals have worked together for many years and have substantial experience investing in senior loans, high yield bonds, mezzanine debt and private equity. The Company has access to the Ares staff of approximately 98 investment professionals and to the 94 administrative professionals employed by Ares who provide assistance in accounting, legal, compliance, technology and investor relations.

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior loans and mezzanine debt and, to a lesser extent, equity securities of private companies, we also may invest up to 30% of the portfolio in opportunistic investments. Such investments may include, among others, investments in high-yield bonds, debt and equity securities and distressed debt or equity securities of public companies. We expect that these public companies generally will have debt that is non-investment grade. As part of this 30% of the portfolio, we may also invest in debt of middle market companies located outside of the United States.

              In addition to making investments in the Ares Capital portfolio, we manage a senior debt fund, Ivy Hill Middle Market Credit Fund, Ltd. ("Ivy Hill"), which was established during 2007.

About Ares

              Ares is an independent international investment management firm with approximately $20.0 billion of total committed capital and over 220 employees as of the date of this prospectus. Ares was founded in 1997 by a group of highly experienced investment professionals.

              Ares specializes in originating and managing assets in both the leveraged finance and private equity markets. Ares' leveraged finance activities include the acquisition and management of senior loans, high yield bonds, mezzanine and special situation investments. Ares' private equity activities focus on providing flexible, junior capital to middle market companies. Ares has the ability to invest across a capital structure, from senior secured floating rate debt to common equity.

              Ares is comprised of the following groups:

  •
  Capital Markets Group. The Ares Capital Markets Group currently manages a variety of funds and investment vehicles that have approximately $13.5 billion of committed capital, focusing primarily on syndicated senior secured loans, high yield bonds, distressed debt, other liquid fixed income investments and other publicly traded debt securities.

  •
  Private Debt Group. The Ares Private Debt Group manages the assets of Ares Capital and Ares' private debt middle-market financing activities in Europe, Ares Capital Europe ("ACE"). The Private Debt Group focuses primarily on non-syndicated first and second lien senior loans and mezzanine debt, which in some cases may include an equity component, and, to a lesser extent, in equity investments, in private middle market companies.

  •
  Private Equity Group. The Ares Private Equity Group manages Ares Corporate Opportunities Fund L.P. and Ares Corporate Opportunities Fund II, L.P. (collectively referred to as "ACOF"), which together have approximately $2.8 billion of total committed capital. ACOF generally makes private equity investments in companies in amounts substantially larger than the private equity investments anticipated to be made by Ares Capital. The Private Equity Group generally focuses on control-oriented equity investments in under-capitalized companies or companies with capital structure issues.

              Ares' senior principals have been working together as a group for many years and have an average of over 20 years of experience in leveraged finance, private equity, distressed debt, investment banking and capital markets. They are backed by a large team of highly-disciplined professionals. Ares' rigorous investment approach is based upon an intensive, independent financial analysis, with a focus on preservation of capital, diversification and active portfolio management. These fundamentals underlie Ares' investment strategy and have resulted in large pension funds, banks, insurance companies and endowments investing in Ares funds.

Ares Capital Management

              Ares Capital Management, our investment adviser, is served by a dedicated origination and transaction development team of 31 investment professionals led by our President, Michael Arougheti, and the partners of Ares Capital Management, Eric Beckman, Kipp deVeer, Mitchell Goldstein and Michael Smith. Ares Capital Management leverages off of Ares' entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares' investment professionals. Ares funds currently hold over 600 investments in over 30 different industries and have made investments in over 1,600 companies since inception. Ares Capital Management's investment committee has eight members, including Mr. Arougheti, several Ares Capital Management partners, and four founding members of Ares.

MARKET OPPORTUNITY

              We believe the environment for investing in middle market companies is attractive for the following reasons:

  •
  We believe that many senior lenders have, in recent years, de-emphasized their service and product offerings to middle market businesses in favor of lending to large corporate clients and managing capital markets transactions.

  •
  We believe there is increased demand among private middle market companies for primary capital. Many middle-market firms have faced increased difficulty raising debt in the capital markets, due to a continuing preference for larger size high yield bond and loan issuances.

  •
  We believe there is a large pool of uninvested private equity capital for middle market companies. We expect private equity firms will seek to leverage their investments by combining capital with senior secured loans and mezzanine debt from other sources.

  •
  We believe that current credit market dislocation has resulted in reduced competition, a widening of interest spreads, increased fees and generally more conservative capital structures and deal terms.

COMPETITIVE ADVANTAGES

              We believe that we have the following competitive advantages over other capital providers to middle market companies:

Existing investment platform

              Ares currently manages approximately $20.0 billion of committed capital in the related asset classes of syndicated loans, high yield bonds, mezzanine debt and private equity. We believe Ares' current investment platform provides a competitive advantage in terms of access to origination and marketing activities and diligence for Ares Capital.

Seasoned management team

              Ares' senior professionals have an average of over 20 years experience in leveraged finance, including substantial experience in investing in leveraged loans, high yield bonds, mezzanine debt, distressed debt and private equity securities. In addition, our President, Michael Arougheti, leads a dedicated origination and transaction development team of 31 investment professionals, including Mr. Arougheti and the partners of Ares Capital Management, Eric Beckman, Kipp deVeer, Mitch Goldstein and Michael Smith. As a result of Ares' extensive investment experience and the history of its seasoned management team, Ares has developed a strong reputation in the capital markets. We believe that Ares' long history in the market and the extensive experience of the principals investing across market cycles provides Ares Capital Management with real competitive advantage in identifying, investing in, and managing a portfolio of investments in middle market companies.

Experience and focus on middle market companies

              Ares has historically focused on investments in middle market companies and we benefit from this experience. In sourcing and analyzing deals, our investment adviser uses Ares' extensive network of relationships with intermediaries focused on middle market companies to attract well-positioned prospective portfolio company investments. Our investment adviser works closely with the Ares investment professionals, who oversee a portfolio of investments in over 600 companies, and provide access to an extensive network of relationships and special insights into industry trends and the state of the capital markets.

Disciplined investment philosophy

              In making its investment decisions, our investment adviser has adopted Ares' long-standing, consistent investment approach that was developed over 16 years ago by its founders. Specifically, Ares Capital Management's investment philosophy, portfolio construction and portfolio management involve an assessment of the overall macroeconomic environment, financial markets and company-specific research and analysis. Its investment approach emphasizes capital preservation, low volatility and minimization of downside risk. Our investment adviser and members of our Investment Committee have significant experience investing across market cycles.

Extensive industry focus

              We concentrate our investing activities in industries with a history of predictable and dependable cash flows and in which the Ares investment professionals historically have had extensive investment experience. Since its inception in 1997, Ares investment professionals have invested in over 1,600 companies in over 30 different industries, and over this time have developed long-term relationships with management teams and management consultants within these industries. The experience of Ares' investment professionals in investing across these industries, throughout various stages of the economic cycle, provides our investment adviser with access to ongoing market insights and favorable investment opportunities.

Flexible transaction structuring

              We are flexible in structuring investments, the types of securities in which we invest and the terms associated with such investments. The principals of Ares have extensive experience in a wide variety of securities for leveraged companies with a diverse set of terms and conditions. This approach and experience should enable our investment adviser to identify attractive investment opportunities throughout the economic cycle and across a company's capital structure so that we can make investments consistent with our stated objective. In addition, we have the ability to hold larger investments than many of our middle market competitors. The ability to underwrite, syndicate and hold larger investments (i) increases flexibility, (ii) potentially increases net fee income and earnings through syndication, (iii) broadens market relationships and deal flow and (iv) allows us to optimize portfolio composition. We also focus on acting as agent for or leading many of our investments. In these situations we tend to have (i) greater control over deal terms, pricing and structure and (ii) a closer relationship with issuers leading to more active portfolio management.

OPERATING AND REGULATORY STRUCTURE

              Our investment activities are managed by Ares Capital Management and supervised by our board of directors, a majority of whom are independent of Ares and its affiliates. Ares Capital Management is an investment adviser that is registered under the Investment Advisers Act of 1940, or the "Advisers Act." Under our amended and restated investment advisory and management agreement, referred to herein as our investment advisory and management agreement, we have agreed to pay Ares Capital Management an annual base management fee based on our total assets, as defined under the Investment Company Act (other than cash and cash equivalents but including assets purchased with borrowed funds), and an incentive fee based on our performance. See "Management—Investment Advisory and Management Agreement."

              As a BDC, we are required to comply with certain regulatory requirements. While we are permitted to finance investments using debt, our ability to use debt is limited in certain significant respects. See "Regulation." We have elected to be treated for federal income tax purposes as a regulated investment company, or a "RIC," under Subchapter M of the Internal Revenue Code of 1986, or the "Code." See "Material U.S. Federal Income Tax Considerations."

LIQUIDITY

              We are party to a Senior Secured Revolving Credit Agreement that provides for up to $510 million of borrowings and up to $765.0 million if we exercise the "accordion" feature, which expires on December 28, 2010. In addition, our wholly owned subsidiary, Ares Capital CP Funding LLC, is party to a separate credit facility (together with the Senior Secured Revolving Credit Agreement, the "Facilities") that provides for up to $350 million of borrowings, which expires on October 8, 2008, unless extended prior to such date with the consent of the lenders. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources."

RISK FACTORS

              Investing in Ares Capital involves risks. The following is a summary of certain risks that you should carefully consider before investing in our securities. In addition, see "Risk Factors" beginning on page 19 for a more detailed discussion of the factors you should carefully consider before deciding to invest in our securities.

Risks Relating to Our Business

  •
  A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.

  •
  We are dependent upon Ares Capital Management's key personnel for our future success and upon their access to Ares investment professionals.

  •
  Our financial condition and results of operation will depend on our ability to manage future growth effectively.

  •
  Our ability to grow will depend on our ability to raise capital.

  •
  We operate in a highly competitive market for investment opportunities.

  •
  We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

  •
  We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

  •
  Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

  •
  We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us.

  •
  We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.

  •
  We will be exposed to risks associated with changes in interest rates.

  •
  Many of our portfolio investments are not publicly traded and, as a result, there will be uncertainty as to the value of our portfolio investments.

  •
  The lack of liquidity in our investments may adversely affect our business.

  •
  We may experience fluctuations in our quarterly results.

  •
  There are significant potential conflicts of interest that could impact our investment returns, including because certain executive officers and directors and members of the investment committee of our investment adviser serve or may serve as officers, directors or principals of other entities and affiliates of our investment adviser and investment funds managed by affiliates of our investment adviser.

  •
  Our investment adviser's liability is limited under the investment advisory and management agreement, and we are required to indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.

  •
  We may be obligated to pay our investment adviser incentive compensation even if we incur a loss.

  •
  Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

  •
  The Company may not replicate Ares' historical success.

  •
  Our ability to enter into transactions with our affiliates is restricted.

Risks Relating To Our Investments

  •
  Our investments may be risky, and we could lose all or part of our investment.

  •
  Economic recessions or downturns could impair our portfolio companies and harm our operating results.

  •
  There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

  •
  An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies and a greater vulnerability to economic downturns.

  •
  Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

  •
  Investments in equity securities involve a substantial degree of risk.

  •
  Our adviser's incentive fee may induce Ares Capital Management to make certain investments, including speculative investments.

  •
  Our portfolio companies may be highly leveraged.

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  Our portfolio is concentrated in a limited number of portfolio companies, which subjects us to a risk of significant loss if any of these companies defaults on its repayment obligations.

  •
  Our investments in foreign debt may involve significant risks in addition to the risks inherent in U.S. investments. We may expose ourselves to risks if we engage in hedging transactions.

  •
  We may initially invest a portion of the net proceeds of this offering primarily in high-quality short-term investments, which will generate lower rates of return than those expected from the interest generated on first and second lien loans and mezzanine debt.

  •
  When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

Risks Relating To The Offering

  •
  Investors in our equity securities may not receive dividends and our dividends may not grow over time.

  •
  Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

  •
  Investing in our shares may involve an above average degree of risk.

  •
  The market price of our common stock may fluctuate significantly.

  •
  The market price of our common stock may decline following the offering and our shares of common stock may trade at discounts from net asset value.

  •
  There is no established trading market for the rights, which could make it more difficult for you to sell rights and could adversely affect their price.

  •
  We may terminate the rights offering at any time prior to delivery of the shares of our common stock offered hereby, and neither we nor the subscription agent will have any obligation to you except to return your subscription payments, without interest.

  •
  Your interest in us may be diluted if you do not fully exercise your subscription rights. In addition, if the subscription price is less than our net asset value per share, then you may experience an immediate dilution of the aggregate net asset value of your shares.

  •
  Stockholders will experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

  •
  Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

OUR CORPORATE INFORMATION

              Our administrative offices are located at 1999 Avenue of the Stars, Suite 1900, Los Angeles, California, 90067, telephone number (310) 201-4200, and our executive offices are located at 280 Park Avenue, 22nd Floor, Building East, New York, New York 10017, telephone number (212) 750-7300.

THE RIGHTS OFFERING

THE OFFERING

              We are issuing to stockholders of record, or record date stockholders, on                        , 2008, the record date, one transferable right for each three shares of our common stock owned on the record date. Each holder of the rights, or rights holder, is entitled to subscribe for one share of our common stock for every right held, which we refer to as the basic subscription right. We will not issue fractional rights.

              Rights may be exercised at any time during the subscription period, which commences on                        , 2008, the record date, and ends at 5:00 p.m., New York City time, on                         , 2008, the expiration date, unless extended by us. The rights will expire on the expiration date of the offering and may not be exercised thereafter.

              The rights are transferable and we have applied for listing of the rights on The NASDAQ Global Select Market under the symbol "ARCCR." See "The Rights Offering."

SUBSCRIPTION PRICE

              The subscription price per share will be            % of the volume-weighted average of the sales prices of our shares of common stock on The NASDAQ Global Select Market for the            consecutive trading days ending on the expiration date of the offering. Because the subscription price will be determined on the expiration date, rights holders who decide to acquire shares pursuant to their basic subscription rights or pursuant to the over-subscription privilege will not know the actual purchase price of those shares when they make that decision. See "The Rights Offering—The Subscription Price."

OVER-SUBSCRIPTION PRIVILEGE

              Record date stockholders who fully exercise all rights issued to them are entitled to subscribe for additional shares of our common stock for which other stockholders do not subscribe, which we refer to as the remaining shares. If sufficient remaining shares of our common stock are available, all record date stockholders' over-subscription requests will be honored in full. In addition, any non-record date rights holder who exercises rights is entitled to subscribe for remaining shares that are not otherwise subscribed for by record date stockholders. Shares acquired pursuant to the over-subscription privilege are subject to certain limitations and pro rata allocations.

              Ares Investments LLC ("Ares Investments"), a current stockholder and an affiliate of our investment adviser, Ares Capital Management, has indicated that it intends to over-subscribe for up to a total investment of $         million in shares of our common stock. Any over-subscription by Ares Investments will be effected in accordance with the pro-rata allocation of shares in connection with the over-subscription privilege. See "The Rights Offering—Over-Subscription Privilege."

PURPOSE OF THE OFFERING

              Our board of directors has determined in good faith that the offering would result in a net benefit to the existing stockholders because it increases the equity capital available for making additional investments, to pay operating expenses, to enhance liquidity and to temporarily repay debt. In addition, the Company believes that current dislocation of the credit markets has created a unique opportunity to invest at very attractive risk-adjusted returns. At our currently anticipated pace of investment activity, and given our current capital commitments, we believe that we will have limited capital available for new investments in 2008 unless we increase our capital resources. The offering gives existing stockholders the right to purchase additional shares at a price that is expected to be below the then-current trading price, while providing us access to additional capital resources.

In connection with the approval of the offering, our board of directors considered, among other things, the following factors:

  •
  the subscription price relative to the market price and to our net asset value per share;

  •
  the increased equity capital to be available upon completion of the offering for making additional investments consistent with our investment objective;

  •
  the ownership dilution to be experienced by partially or non-participating stockholders and possible net asset value dilution to be experienced by all stockholders;

  •
  the terms and expenses in connection with the offering relative to other alternatives for raising capital;

  •
  the size of the offering in relation to the number of shares outstanding;

  •
  the market price of our common stock, both before and after the announcement of the offering; and

  •
  the general condition of the securities markets.

              We can provide no assurance that the offering will be successful.

DILUTIVE EFFECTS

              The offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their basic subscription rights. Further, because the net proceeds per share from the offering may be lower than our net asset value per share, the offering may reduce our net asset value per share. The amount of dilution that a stockholder may experience could be substantial.

              Shares of closed-end investment companies have in the past frequently traded at discounts to their net asset values. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below our net asset value.

              The transferable feature of the rights will afford non-participating stockholders the potential of receiving cash payment upon the sale of their rights, receipt of which may be viewed as partial compensation for the dilution of their interests.

SALE OF RIGHTS

              The rights are evidenced by a subscription certificate and are transferable until the trading day immediately preceding the expiration date of the offering (or if the offering is extended, until the trading day immediately prior to the extended expiration date). We have applied for listing of the rights on The NASDAQ Global Select Market under the symbol "ARCCR." While the Company and the dealer managers will use their best efforts to ensure that an adequate trading market for the rights will exist, no assurance can be given that a market for the rights will develop. Trading in the rights on The NASDAQ Global Select Market may be conducted until the close of trading on The NASDAQ Global Select Market on the trading day immediately prior to the expiration date (or if the offering is extended, until the day immediately prior to the expiration date as so extended). See "The Rights Offering—Sale of Rights."

USE OF PROCEEDS

              We intend to use the net proceeds from the offering for general corporate purposes, which includes investing in portfolio companies in accordance with our investment objective and strategies and repaying indebtedness. See "Use of Proceeds."

HOW TO OBTAIN SUBSCRIPTION INFORMATION

  •
  Contact your broker-dealer, trust company, bank or other nominee who holds your shares, or

  •
  Contact the information agent, Georgeson Inc., toll-free at (866) 203-9356. Broker-dealers and nominees may call (212) 440-9800.

HOW TO SUBSCRIBE

  •
  Deliver a completed subscription certificate and payment to the subscription agent by the expiration date of the offering, or

  •
  If your shares are held in an account with your broker-dealer, trust company, bank or other nominee, which qualifies as an Eligible Guarantor Institution under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, instruct your Eligible Guarantor Institution to deliver a notice of guaranteed delivery to the subscription agent by the expiration date of the offering.

DISTRIBUTION ARRANGEMENTS

              Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Capital Markets, LLC and                        will act as dealer managers for the offering. Under the terms and subject to the conditions contained in the dealer manager agreement, the dealer managers will provide financial advisory and marketing services in connection with the offering and will solicit the acquisition and/or exercise of rights by our stockholders and others and participation in the over-subscription privilege by our stockholders and others. The offering is not contingent upon any number of rights being exercised. We have agreed to pay the dealer managers a fee for their financial advisory, marketing and soliciting services equal to                        % of the aggregate subscription price for shares issued pursuant to the exercise of rights, including pursuant to the over-subscription privilege. The dealer managers will reallow a portion of their fees to other broker-dealers that have assisted in soliciting the exercise of rights. [In addition, we have agreed to reimburse the dealer managers up to $                        for their expenses incurred in connection with the offering.]

SUBSCRIPTION AGENT

              Computershare Trust Company, N.A. will act as the subscription agent in connection with the offering.

INFORMATION AGENT

              Georgeson Inc. will act as the information agent in connection with the offering. You may contact Georgeson toll-free with questions at (866)  203-9356. Broker-dealers and nominees may call (212) 440-9800.

IMPORTANT DATES TO REMEMBER

Record Date	, 2008
Subscription Period	from , 2008 to , 2008(1)
Last Day Rights May Be Traded	, 2008
Expiration Date	, 2008(1)
Deadline for Delivery of Subscription Certificates and Payment for Shares	, 2008(1)
Deadline for Delivery of Notice of Guaranteed Delivery(2)	, 2008(1)
Confirmations Mailed to Participants	, 2008(1)
Final Payment for Over-subscription Shares	, 2008(1)

(1)
Subject to extension of the expiration date.

(2)
Participating rights holders must, by the expiration date of the offering (as the same may be extended), either (i) deliver a subscription certificate and payment for shares or (ii) cause to be delivered on their behalf a notice of guaranteed delivery.

AMENDMENTS; TERMINATION

              We reserve the right to amend the terms and conditions of the offering, whether the amended terms are more or less favorable to you. We also reserve the right to terminate the offering prior to delivery of the common stock if the subscription price is less than      % of the net asset value attributable to a share of common stock disclosed in the most recent periodic report we filed with the SEC.

FEES AND EXPENSES

              The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you," "us" or "Ares Capital," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Ares Capital.

Stockholder transaction expenses (as a percentage of offering price):
Sales load paid by us	—	(1)
Offering expenses borne by us	—	(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses paid by us	—

Estimated annual expenses (as a percentage of consolidated net assets attributable to common stock)(4):
Management fees	2.44	%(5)
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income, subject to certain limitations)	2.09	%(6)
Interest payments on borrowed funds	3.28	%(7)
Other expenses	0.96	%(8)
Acquired fund fees and expenses	0.99	%(9)

Total annual expenses (estimated)	9.76	%(10)

(1)
We have agreed to pay the dealer managers a fee for their financial advisory, marketing and soliciting services equal to    % of the aggregate subscription price for the shares issued pursuant to the offering. [We have also agreed to reimburse the dealer managers an aggregate of up to $            for their expenses incurred in connection with the offering.] See "The Rights Offering—Distribution Arrangements."

(2)
Amount reflects estimated offering expenses of approximately $                  .

(3)
The expenses of the dividend reinvestment plan are included in "other expenses."

(4)
"Consolidated net assets attributable to common stock" equals net assets at December 31, 2007.

(5)
Our management fee is currently 1.5% of our total assets other than cash and cash equivalents (which includes assets purchased with borrowed amounts). For the purposes of this table, we have assumed that we maintain no cash or cash equivalents and that the management fee will remain at 1.5% as set forth in our current investment advisory and management agreement. We may from time to time decide it is appropriate to change the terms of the agreement. Under the Investment Company Act, any material change to our investment advisory and management agreement must be submitted to stockholders for approval. The 2.44% reflected on the table is calculated on our net assets (rather than our total assets). See "Management—Investment Advisory and Management Agreement."

(6)
This item represents our adviser's incentive fees based on actual amounts earned on our pre-incentive fee net income for the year ended December 31, 2007 and based on the actual realized capital gains as of December 31, 2007, computed net of realized capital losses and unrealized capital depreciation. We expect to invest or otherwise utilize all of the net proceeds from the offering within three months of the date of the offering and may have capital gains and interest income that could result in the payment of an incentive fee to our investment adviser in the first year after completion of the offering. Since our inception, the average quarterly incentive fee payable to our investment adviser has been approximately 0.57% of our weighted net assets (2.26%

  on an annualized basis). For more detailed information about incentive fees previously incurred by us, please see Note 3 to our consolidated financial statements for the period ended December 31, 2007.

  The incentive fee consists of two parts:

  The first, payable quarterly in arrears, equals 20% of our pre-incentive fee net investment income (including interest that is accrued but not yet received in cash), subject to a 2.00% quarterly (8% annualized) hurdle rate and a "catch-up" provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.00% but then receives, as a "catch-up," 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.50%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.50% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply.

  The second part, payable annually in arrears for each calendar year ending on or after December 31, 2004, equals 20% of our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

  We will defer cash payment of any incentive fee otherwise earned by our investment adviser if, during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness) is less than 8.0% of our net assets at the beginning of such period. These calculations will be adjusted for any share issuances or repurchases.

  See "Management—Investment Advisory and Management Agreement."

(7)
"Interest payments on borrowed funds" represents our interest expenses based on actual interest and credit facility expense incurred for the year ended December 31, 2007. During the year ended December 31, 2007, our average borrowings were $567.9 million and cash paid for interest expense was $31.8 million. We had outstanding borrowings of $681.5 million at December 31, 2007. This item is based on our assumption that our borrowings and interest costs after an offering will remain similar to those prior to such offering. The amount of leverage that we employ at any particular time will depend on, among other things, our investment adviser's and our board of directors' assessment of market and other factors at the time of any proposed borrowing. See "Risk Factors—We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us."

(8)
Includes our overhead expenses, including payments under the administration agreement based on our allocable portion of overhead and other expenses incurred by Ares Administration in performing its obligations under the administration agreement. Such expenses are based on other expenses for the year ended December 31, 2007. See "Management—Administration Agreement." The holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) indirectly bear the cost associated with our annual expenses.

(9)
The Company's stockholders indirectly bear the expenses of underlying investment companies in which the Company invests. This amount includes the fees and expenses of investment companies in which the Company is invested in as of December 31, 2007. Certain of these investment companies are subject to management fees or incentive fees. When applicable, fees and expenses are based on historic fees and expenses for the investment companies and for those investment companies with little or no operating history, fees and expenses are based on expected fees and expenses stated in the operating history, fees and expenses are based on expected fees and expenses stated in the investment companies' offering memorandum, private placement memorandum or other similar communication without giving effect to any performance. Future fees and expenses for these investment companies may be substantially higher or lower because certain fees and expenses are based on the performance of the investment companies, which may fluctuate over time. The amount of the Company's average net assets used in calculating this percentage was based on average monthly net assets of $1.0 billion for the year ended December 31, 2007.

(10)
"Total annual expenses" as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the "Total annual expenses" percentage be calculated as a percentage of net assets (defined as total assets less indebtedness), rather than the total assets, including assets that have been funded with borrowed monies. If the "Total annual expenses" percentage were calculated instead as a percentage of consolidated total assets, our "Total annual expenses" would be 5.97% of consolidated total assets.

Example

              The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage, that none of our assets are cash or cash equivalents, and that our annual operating expenses would remain at the levels set forth in the table above. Estimated transaction expenses are included in the following example.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return(1)	$	$	$	$

(1)
The above illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation. The expenses you would pay, based on a $1,000 investment and assuming a 5% annual return resulting entirely from net realized capital gains (and therefore subject to the capital gain incentive fee), and otherwise making the same assumptions in the example above, would be: 1 year, $            ; 3 years, $            ; 5 years, $            ; and 10 years, $            . However, cash payment of the capital incentive fee would be deferred if during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness) was less than 8.0% of our net assets at the beginning of such period (as adjusted for any share issuances or repurchases).

              The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

              This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RECENT DEVELOPMENTS

              As of March 11, 2008, we had made $256.1 million of investments (including agreements to fund revolving credit facilities or delayed draw loans) since December 31, 2007. In addition, as of March 11, 2008, we had an investment backlog and pipeline of $100.0 million and $294.2 million, respectively. Of these investments, approximately 28% were made in first lien senior secured debt, 56% in second lien senior secured debt, 12% in senior subordinated debt and 4% in equity/other securities. Of the debt investments, 24% bear interest at floating rates with a weighted average rate of Libor plus 6.9% and 72% bear interest at fixed rates with a weighted average rate of 12.4%. We expect to syndicate a portion of these investments and commitments to third parties. The consummation of any of the investments in this backlog and pipeline depends upon, among other things: satisfactory completion of our due diligence investigation of the prospective portfolio company, our acceptance of the terms and structure of such investment and the execution and delivery of satisfactory transaction documentation. We cannot assure you that we will make any of these investments or that we will syndicate any portion of our investments and commitments.

              As of March 11, 2008, we exited $121.6 million of investments since December 31, 2007. Of these investments, approximately 28% were first lien senior secured debt, 71% were second lien senior secured debt and 1% were equity securities. Of these investments, 96% bear interest at floating rates with a weighted average rate of Libor plus 5.9% and 3% bear interest at fixed rates with a weighted average rate of 11.4%.

              On February 8, 2008, the Company filed a new shelf registration statement with the SEC covering the offer and sale, from time to time, of shares of our common stock, preferred stock, subscription rights to purchase shares of our common stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, separately or as units, in one or more offerings up to a total offering price of $600.0 million at prices and on terms determined by market conditions at the time of any offering made under the shelf registration statement. This registration statement has not been declared effective by the SEC and the terms of a future offering, if any, would be described in an amendment to the registration statement, prospectus supplement or prospectus to be filed with the SEC.

SELECTED FINANCIAL AND OTHER DATA

              The following selected financial and other data for the period from June 23, 2004 (inception) through December 31, 2004 and the years ended December 31, 2005, 2006 and 2007 are derived from our consolidated financial statements that have been audited by KPMG LLP, an independent registered public accounting firm whose report thereon is included elsewhere in this prospectus. The selected other quarterly financial information is derived from our unaudited financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. The data should be read in conjunction with our consolidated financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which are included elsewhere in this prospectus.

 ARES CAPITAL CORPORATION AND SUBSIDIARIES
SELECTED FINANCIAL DATA

	As of and For the Year Ended December 31, 2007	As of and For the Year Ended December 31, 2006	As of and For the Year Ended December 31, 2005	As of and For the Period June 23, 2004 (inception) Through December 31, 2004
Total Investment Income	$188,873,228	$120,020,908	$41,850,477	$4,380,848
Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currencies	(4,116,584)	13,063,717	14,727,276	475,393
Total Expenses	94,750,617	58,458,015	14,568,677	1,665,753

Income Tax Expense (Benefit), Including Excise Tax	(826,437)	4,931,288	158,000	—

Net Increase in Stockholders' Equity Resulting from Operations	$90,832,464	$69,695,322	$41,851,076	$3,190,488
Per Share Data:
Net Increase in Stockholder's Equity Resulting from Operations:
Basic:	$1.37	$1.61	$1.78	$0.29
Diluted:	$1.37	$1.61	$1.78	$0.29
Cash Dividend Declared:	$1.66	$1.64	$1.30	$0.30
Total Assets	$1,829,404,737	$1,347,990,954	$613,645,144	$220,455,614
Total Debt	$681,528,056	$482,000,000	$18,000,000	$55,500,000
Total Stockholders' Equity	$1,124,549,923	$789,433,404	$569,612,199	$159,708,305
Other Data:
Number of Portfolio Companies at Period End(6)	78	60	38	20
Principal Amount of Investments Purchased(1)	$1,251,300,000	$1,087,507,000	$504,299,000	$234,102,000
Principal Amount of Investments Sold and Repayments(2)	$718,695,000	$430,021,000	$108,415,000	$52,272,000
Total Return Based on Market Value(3)	(14.76)%	29.12%	(10.60)%	31.53%
Total Return Based on Net Asset Value(4)	8.98%	10.73%	12.04%	(1.80)%
Weighted Average Yield of Debt and Income Producing Equity Securities(5):	11.68%	11.95%	11.25%	12.36%

(1)
The information presented for the period June 23, 2004 (inception) through December 31, 2004 includes $140.8 million of assets purchased from Royal Bank of Canada and excludes $9.7 million of publicly traded fixed income securities.

(2)
The information presented for the period June 23, 2004 (inception) through December 31, 2004 excludes $9.7 million of publicly traded fixed income securities.

(3)
Total return based on market value for the year ended December 31, 2007 equals the decrease of the ending market value at December 31, 2007 of $14.63 per share over the ending market value at December 31, 2006 of $19.11 per share plus the declared dividends of $1.66 per share for the year ended December 31, 2007. Total return based on market value for the year ended December 31, 2006 equals the increase of the ending market value at December 31, 2006 of $19.11 per share over the ending market value at December 31, 2005 of $16.07 per share plus the declared dividends of $1.64 per share for the year ended December 31, 2006. Total return based on market value for the year ended December 31, 2005 equals the decrease of the ending market value at December 31, 2005 of $16.07 per share over the ending market value at December 31, 2004 of $19.43 per share plus the declared dividends of $1.30 per share for the year ended December 31, 2005. Total return based on market value for the period June 23, 2004 (inception) through December 31, 2004 equals the increase of the ending market value at December 31, 2004 of $19.43 per share over the offering price of $15.00 per share plus the declared dividend of $0.30 per share (includes return of capital of $0.01 per share) for holders of record on December 27, 2004, divided by the offering price. Total return based on market value is not annualized.

(4)
Total return based on net asset value for the year ended December 31, 2007 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.66 per share for the year ended December 31, 2007, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2006 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.64 per share for the year ended December 31, 2006, divided by the beginning net asset value. Total return based on net asset value for the year ended December 31, 2005 equals the change in net asset value during the period (adjusted for share issuances) plus the declared dividends of $1.30 per share for the year ended December 31, 2005, divided by the beginning net asset value. Total return based on net asset value for the period June 23, 2004 (inception) through December 31, 2004 equals the change in net asset value during the period plus the declared dividend of $0.30 per share (includes return of capital of $0.01 per share) for holders of record on December 27, 2004, divided by the beginning net asset value. Total return based on net asset value is not annualized.

(5)
Weighted average yield on debt and income producing equity securities is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount on accruing debt divided by (b) total income producing equity securities and debt at fair value.

(6)
Includes commitments to portfolio companies for which funding has yet to occur.

 SELECTED QUARTERLY DATA (Unaudited)

	2007				2006
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Total Investment Income	$53,827,853	$47,931,434	$47,398,918	$39,715,023	$37,508,058	$31,831,794	$30,489,751	$20,191,305
Net investment income before net realized and unrealized gain (losses) and incentive compensation	$33,676,925	$29,874,849	$31,219,979	$23,698,990	$23,508,149	$21,792,136	$16,233,294	$14,614,419
Incentive compensation	$6,572,514	$5,966,011	$6,228,506	$4,754,664	$5,188,969	$4,464,141	$6,940,399	$2,922,884
Net investment income before net realized and unrealized gain (losses)	$27,104,411	$23,908,838	$24,991,473	$18,944,326	$18,319,180	$17,327,995	$9,292,895	$11,691,535
Net realized and unrealized gains (losses)	$(16,352,581)	$(984,364)	$8,575,860	$4,644,501	$2,699,307	$813,127	$7,399,785	$2,151,498
Net increase in stockholders' equity resulting from operations	$10,751,830	$22,924,474	$33,567,333	$23,588,827	$21,018,487	$18,141,122	$16,692,680	$13,843,033
Basic and diluted earnings per common share	$0.15	$0.32	$0.49	$0.44	$0.42	$0.39	$0.44	$0.36
Net asset value per share as of the end of the quarter	$15.47	$15.74	$15.84	$15.34	$15.17	$15.06	$15.10	$15.03

RISK FACTORS

              Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value of our common stock and the trading price of our securities could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS

A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.

              If we do not continue to qualify as a BDC, we might be regulated as a closed-end investment company under the Investment Company Act, which would significantly decrease our operating flexibility.

We are dependent upon Ares Capital Management's key personnel for our future success and upon their access to Ares investment professionals.

              We depend on the diligence, skill and network of business contacts of the members of Ares Capital Management's investment committee. We also depend, to a significant extent, on Ares Capital Management's access to the investment professionals of Ares and the information and deal flow generated by Ares' investment professionals in the course of their investment and portfolio management activities. Our future success will depend on the continued service of Ares Capital Management's investment committee. The departure of any of the members of Ares Capital Management's investment committee, or of a significant number of the investment professionals or partners of Ares, could have a material adverse effect on our ability to achieve our investment objective. In addition, we cannot assure you that Ares Capital Management will remain our investment adviser or that we will continue to have access to Ares' investment professionals or its information and deal flow.

Our financial condition and results of operation will depend on our ability to manage future growth effectively.

              Our ability to achieve our investment objective depends on our ability to acquire suitable investments and monitor and administer those investments, which depends, in turn, on Ares Capital Management's ability to identify, invest in and monitor companies that meet our investment criteria.

              Accomplishing this result on a cost-effective basis is largely a function of Ares Capital Management's structuring of the investment process and its ability to provide competent, attentive and efficient services to us. Our executive officers and the members of Ares Capital Management have substantial responsibilities in connection with their roles at Ares and with the other Ares funds as well as responsibilities under the investment advisory and management agreement. They may also be called upon to provide managerial assistance to our portfolio companies on behalf of our administrator. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order to grow, Ares Capital Management will need to hire, train, supervise and manage new employees. However, we cannot assure you that any such employees will be retained. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

              In addition, as we grow, we may open up new offices in new geographic regions that may increase our direct operating expenses without corresponding revenue growth.

Our ability to grow will depend on our ability to raise capital.

              We will need to periodically access the capital markets to raise cash to fund new investments. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the Investment Company Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our investment adviser's and our board of directors' assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to maintain our current Facilities or obtain other lines of credit at all or on terms acceptable to us.

We operate in a highly competitive market for investment opportunities.

              A number of entities compete with us to make the types of investments that we make in middle market companies. We compete with other business development companies, public and private funds, commercial and investment banks, commercial financing companies, insurance companies, high yield investors, hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as a BDC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we cannot assure you that we will be able to identify and make investments that meet our investment objective.

              We do not seek to compete primarily based on the interest rates we offer and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We also compete with our competitors based on our existing investment platform, our seasoned management team, our experience and focus on middle market companies, our disciplined investment philosophy, our extensive industry focus and our flexible transaction structuring. For a more detailed discussion of these competitive advantages, see "Business—Competitive Advantages."

              We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on better terms to our portfolio companies than what we may have originally anticipated, which may impact our return on these investments.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

              To qualify as a RIC under the Code, we must meet certain income source, asset diversification and annual distribution requirements.

              The annual distribution requirement for a RIC is satisfied if we distribute to our stockholders on a timely basis an amount equal to at least 90% of our ordinary income and net short-term capital gain in excess of net long-term capital loss, if any, reduced by deductible expenses for each year.

Because we use debt financing, we are subject to certain asset coverage ratio requirements under the Investment Company Act and financial covenants under our loan agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. Because we must make distributions to our stockholders as described above, such amounts, to the extent a stockholder is not participating in our dividend reinvestment plan, will not be available to fund investment originations.

              To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to (i) dispose of certain investments quickly or (ii) raise additional capital to prevent the loss of RIC status. If we fail to qualify as a RIC for any reason and become or remain subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

              For federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount or increases in loan balances are included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash, including, for example, non-cash income from pay-in-kind securities and deferred payment securities.

              Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute an amount equal to at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses, to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax. See "Material U.S. Federal Income Tax Considerations—Taxation as a RIC."

              If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. The investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

              We may issue debt securities or preferred stock, which we refer to collectively as "senior securities," and borrow money from banks or other financial institutions up to the maximum amount permitted by the Investment Company Act. Under the provisions of the Investment Company Act, we are permitted, as a BDC, to incur indebtedness or issue senior securities only in amounts such that our asset coverage, as defined in the Investment Company Act, equals at least 200% after such incurrence or issuance. If the value of our assets declines, we may be unable to satisfy this test, which would prohibit us from paying dividends and could prevent us from maintaining our status as a RIC. If we cannot satisfy this test, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. As of December 31, 2007, our asset coverage for senior securities was 265%.

              We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and, in certain instances, our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any commission or discount). If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital. In addition, we are permitted to issue rights to all of our stockholders even if our common stock is trading at a price below net asset value, without stockholder approval.

              In addition, we have securitized and may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans. An inability to successfully securitize our loan portfolio could limit our ability to grow our business, fully execute our business strategy and decrease our earnings, if any. The securitization market is subject to changing market conditions and we may not be able to access this market when we would otherwise deem appropriate. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses. The Investment Company Act may also impose restrictions on the structure of any securitization.

We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us.

              As of December 31, 2007, we had $367.5 million of outstanding borrowings under our Facilities and $314.0 million of CLO Notes (as defined herein). In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our December 31, 2007 total assets of at least 1.92%. The weighted average interest rate charged on our borrowings as of December 31, 2007 was 5.66%. We intend to continue borrowing under the Facilities in the future and we may increase the size of the Facilities or otherwise issue debt securities or other evidences of indebtedness. Our ability to service our debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. The amount of leverage that we employ at any particular time will depend on our investment adviser's and our board of directors' assessment of market and other factors at the time of any proposed borrowing.

              Our Facilities and the CLO Notes impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code. A failure to renew our Facilities, or to add new or replacement debt facilities could have a material adverse effect on our business, financial condition and results of operations.

              Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We currently borrow under our Facilities and in the future may borrow from or issue senior debt securities to banks, insurance companies and other lenders. Lenders of senior securities have fixed dollar claims on our consolidated assets that are superior to the claims of our common stockholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. There is no assurance that a leveraging strategy will be successful.

              The following table illustrates the effect on return to a holder of our common stock of the leverage created by our use of borrowing at the interest rate of 5.66% and assumes (i) our total value of net assets as of December 31, 2007; (ii) $681.5 million debt outstanding as of December 31, 2007 and (iii) hypothetical annual returns on our portfolio of minus 15 to plus 15 percent.

Assumed Return on Portfolio (Net of Expenses)(1)	-15%	-10%	-5%	0%	5%	10%	15%
Corresponding Return to Common Stockholders(2)	-27.8%	-19.6%	-11.5%	-3.4%	4.7%	12.8%	20.9%

(1)
The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance.

(2)
In order to compute the "Corresponding Return to Common Stockholders," the "Assumed Return on Portfolio" is multiplied by the total value of our assets at December 31, 2007 to obtain an assumed return to us. From this amount, the interest expense calculated by multiplying the interest rate of 5.66% times the $681.5 million debt is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of December 31, 2007 to determine the "Corresponding Return to Common Stockholders."

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.

              Because preferred stock is another form of leverage and the dividends on any preferred stock we issue must be cumulative, preferred stock has the same risks to our common stockholders as borrowings. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

We are exposed to risks associated with changes in interest rates.

              General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our investment objective and our rate of return on invested capital. Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of up to 10 years. This means that we are subject to greater risk (other things being equal) than a fund invested solely in shorter-term securities. A decline in the prices of the debt we own could adversely affect the trading price of our shares.

Many of our portfolio investments are not publicly traded and, as a result, there is uncertainty as to the value of our portfolio investments.

              A large percentage of our portfolio investments are not publicly traded. The fair value of investments that are not publicly traded may not be readily determinable. We value these investments quarterly at fair value as determined in good faith by our board of directors based on the input of our management and audit committee. However, we may be required to value our investments more frequently as determined in good faith by our board of directors to the extent necessary to reflect significant events affecting their value. In addition, the board of directors currently receives input from independent valuation firms that have been engaged at the direction of the board to value each portfolio security at least once during a trailing 12 month period. The valuation process is conducted at the end of each fiscal quarter, with approximately a quarter of our portfolio companies without market quotation subject to valuation by the independent valuation firm each quarter. The types of factors that may be considered in valuing our investments include the enterprise value of the portfolio company, the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed and may differ materially from the values that we may ultimately realize.

              We are currently analyzing the effect of adoption of Statement No. 157, Fair Value Measurements, on our consolidated financial position, including our net asset value and results of operations. We will adopt this statement on a prospective basis for the quarter ending March 31, 2008. Adoption of this statement could have a material effect on our consolidated financial statements, including our net asset value. However, the actual impact on our consolidated financial statements in the period of adoption and subsequent to the period of adoption cannot be determined at this time as it will be influenced by the estimates of fair value for that period and the number and amount of investments we originate, acquire or exit.

The lack of liquidity in our investments may adversely affect our business.

              As we generally make investments in private companies, substantially all of these investments are subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliated manager of Ares has material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

              We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt investments we make, the default rate on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses and the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential conflicts of interest that could impact our investment returns.

              Certain of our executive officers and directors, and members of the investment committee of our investment adviser serve or may serve as officers, directors or principals of other entities and affiliates of our investment adviser and investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders or that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. For example, Messrs. Ressler, Rosenthal, Kissick and Sachs each are and, will continue to be, founding members of Ares with significant responsibilities for other Ares funds. Messrs. Ressler and Rosenthal are required to devote a substantial majority of their business time, and Mr. Kissick is required to devote a majority of his business time, to the affairs of ACOF. However, Ares believes that the efforts of Messrs. Ressler, Rosenthal and Kissick relative to Ares Capital and ACOF are synergistic with and beneficial to the affairs of each of Ares Capital and ACOF.

              Although other Ares funds generally have different primary investment objectives than Ares Capital, they may from time to time invest in asset classes similar to those targeted by Ares Capital. Ares Capital Management endeavors to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to Ares Capital. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with Ares Capital Management.

              We pay management and incentive fees to Ares Capital Management, and reimburse Ares Capital Management for certain expenses it incurs. As a result, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments.

              Ares Capital Management's management fee is based on a percentage of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) and Ares Capital Management may have conflicts of interest in connection with decisions that could affect the Company's total assets, such as decisions as to whether to incur debt.

              The incentive fees payable to our investment adviser are subject to certain hurdles. To the extent we or Ares Capital Management are able to exert influence over our portfolio companies, these hurdles may provide Ares Capital Management (subject to its fiduciary duty to us) with an incentive to induce our portfolio companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another under circumstances where accrual would not otherwise occur, such as acceleration or deferral of the declaration of a dividend or the timing of a voluntary redemption.

              Acceleration of obligations may result in stockholders recognizing taxable gains earlier than anticipated, while deferral of obligations creates incremental risk of an obligation becoming uncollectible in whole or in part if the issuer of the security suffers subsequent deterioration in its financial condition. Any such inducement by the investment adviser solely for the purpose of adjusting the incentive fees would be a breach of the investment adviser's fiduciary duty to us.

              The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

              Our investment advisory and management agreement automatically renews for successive annual periods if approved by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. However, both we and Ares Capital Management have the right to terminate the agreement without penalty upon 60 days' written notice to the other party.

Moreover, conflicts of interest may arise if our investment adviser seeks to change the terms of our investment advisory and management agreement, including, for example, the terms for compensation. While any material change to the investment advisory and management agreement must be submitted to stockholders for approval under the Investment Company Act, we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement.

              Pursuant to a separate amended and restated administration agreement, referred to herein as our administration agreement, Ares Administration, an affiliate of Ares Capital Management, furnishes us with administrative services and we pay Ares Administration our allocable portion of overhead and other expenses incurred by Ares Administration in performing its obligations under the administration agreement, including our allocable portion of the cost of our officers and their respective staffs. We lease office facilities directly (the "ARCC Office Space") from a third party. We have entered into a sublease with Ares Management LLC whereby Ares Management subleases approximately 25% of the ARCC Office Space for a fixed rent equal to 25% of the basic annual rent payable by us under our lease, plus certain additional costs and expenses. As a result of these arrangements, there may be times when the management team of Ares Management has interests that differ from those of our stockholders, giving rise to a conflict.

              Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of disposition of our investments. As a consequence, conflicts of interest may arise in connection with decisions made by our investment adviser, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders' individual tax situations. In selecting and structuring investments appropriate for us, our investment adviser will consider the investment and tax objectives of Ares Capital and our stockholders as a whole, not the investment, tax or other objectives of any stockholder individually.

Our investment adviser's liability is limited under the investment advisory and management agreement, and we are required to indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.

              Our investment adviser has not assumed any responsibility to us other than to render the services described in the investment management agreement, and it will not be responsible for any action of our board of directors in declining to follow our investment adviser's advice or recommendations. Pursuant to the investment management agreement, our investment adviser and its managing members, officers and employees will not be liable to us for their acts under the investment management agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect our investment adviser and its managing members, officers and employees with respect to all damages, liabilities, costs and expenses resulting from acts of our investment adviser not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the investment management agreement. These protections may lead our investment adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account. See "Risk Factors—Our adviser's incentive fee may induce Ares Capital Management to make certain investments, including speculative investments."

We may be obligated to pay our investment adviser incentive compensation even if we incur a loss.

              Our investment adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our manager incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

              Under the investment advisory and management agreement, we will defer cash payment of any incentive fee otherwise earned by our investment adviser if, during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness) is less than 8.0% of our net assets at the beginning of such period. These calculations will be adjusted for any share issuances or repurchases.

Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

              We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations, or their interpretation, or any failure by us to comply with these laws or regulations may adversely affect our business.

The Company may not replicate Ares' historical success.

              Our primary focus in making investments differs from those of other private funds that are or have been managed by Ares' investment professionals. Further, investors in Ares Capital are not acquiring an interest in other Ares funds. While Ares Capital may consider potential co-investment participation in portfolio investments with other Ares funds (other than ACOF), no investment opportunities are currently under consideration and any such investment activity could be subject to, among other things, regulatory and independent board member approvals, the receipt of which, if sought, cannot be assured. Accordingly, we cannot assure you that Ares Capital will replicate Ares' historical success, and we caution you that our investment returns could be substantially lower than the returns achieved by those private funds.

Our ability to enter into transactions with our affiliates is restricted.

              We are prohibited under the Investment Company Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the Investment Company Act and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The Investment Company Act also prohibits "joint" transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. If a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security from or to such person, or entering into joint transactions with such person, absent the prior approval of the SEC.

RISKS RELATING TO OUR INVESTMENTS

Our investments may be risky, and we could lose all or part of our investment.

              The debt that we invest in is typically not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's or lower than "BBB-" by Standard & Poor's). Indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Our mezzanine investments may result in an above average amount of risk and volatility or loss of principal. We also invest in assets other than mezzanine investments including first and second lien loans, high-yield securities, U.S. government securities, credit derivatives and other structured securities and certain direct equity investments. These investments will entail additional risks that could adversely affect our investment returns. In addition, to the extent interest payments associated with such debt are deferred, such debt will be subject to greater fluctuations in value based on changes in interest rates. Also, such debt could subject us to phantom income, and since we generally do not receive any cash prior to maturity of the debt, the investment is of greater risk.

              In addition, investments in middle market companies involve a number of significant risks, including:

  •
  these companies may have limited financial resources and may be unable to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

  •
  they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

  •
  they typically depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

  •
  they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

  •
  they may have difficulty accessing the capital markets to meet future capital needs.

              When we invest in first and second lien senior loans or mezzanine debt, we may acquire warrants or other equity securities as well. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

              Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

              A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company's ability to meet its obligations under the debt that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

              If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower's business or exercise control over the borrower. Consequently, we could become subject to a lender's liability claim, if, among other things, we actually render significant managerial assistance.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies and a greater vulnerability to economic downturns.

              We invest primarily in privately-held companies. Generally, little public information exists about these companies, and we are required to rely on the ability of Ares Capital Management's investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. These companies and their financial information are not subject to the Sarbanes-Oxley Act of 2002 and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately-held companies frequently have less diverse product lines and smaller market presence than larger competitors, subjecting them to greater vulnerability to economic downturns. These factors could affect our investment returns.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

              Our portfolio companies may have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company typically are entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Investments in equity securities involve a substantial degree of risk.

              We may purchase common and other equity securities. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly under performed relative to fixed-income securities. The equity securities we acquire may fail to appreciate and may decline in value or become worthless and our ability to recover our investment will depend on our portfolio company's success. Investments in equity securities involve a number of significant risks, including:

  •
  any equity investment we make in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process;

  •
  to the extent that the portfolio company requires additional capital and is unable to obtain it, we may not recover our investment in equity securities; and

  •
  in some cases, equity securities in which we invest will not pay current dividends, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of our portfolio companies. Even if the portfolio companies are successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can sell our equity investments. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell.

              There are special risks associated with investing in preferred securities, including:

  •
  Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes although it has not yet received such income.

  •
  Preferred securities are subordinated to debt in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than debt.

  •
  Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

  •
  Generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.

Our adviser's incentive fee may induce Ares Capital Management to make certain investments, including speculative investments.

              The incentive fee payable by us to Ares Capital Management may create an incentive for Ares Capital Management to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to our investment adviser is determined, which is calculated as a percentage of the return on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock. In addition, the investment adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income will be computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. The investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.

              Because of the structure of the incentive fee, it is possible that we may have to pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized capital losses. In addition, if market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income.

              We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company's expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to Ares Capital Management with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of Ares Capital Management as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

Our portfolio companies may be highly leveraged.

              Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies' ability to finance their future operations and capital needs. As a result, these companies' flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Our portfolio is concentrated in a limited number of portfolio companies, which subjects us to a risk of significant loss if any of these companies defaults on its repayment obligations.

              As of December 31, 2007, we were invested in 78 portfolio companies. This number may be higher or lower depending on the amount of our assets under management at any given time, market conditions and the extent to which we employ leverage, and will likely fluctuate over time. A consequence of this limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Our investments in foreign debt may involve significant risks in addition to the risks inherent in U.S. investments. We may expose ourselves to risks if we engage in hedging transactions.

              Our investment strategy contemplates potential investments in debt of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

              Although most of our investments will be U.S. dollar-denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective.

              If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counter-party credit risk. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

              The success of our hedging transactions will depend on our ability to correctly predict movements, currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

We may initially invest a portion of the net proceeds of the offering primarily in high-quality short-term investments, which will generate lower rates of return than those expected from the interest generated on first and second lien loans and mezzanine debt.

              We may initially invest a portion of the net proceeds of the offering primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not be able to achieve our investment objective and/or pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

              We make both debt and minority equity investments; therefore, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our investment.

RISKS RELATING TO THE OFFERING

Investors in our equity securities may not receive dividends and our dividends may not grow over time.

              We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution. See "Price Range of Common Stock and Distributions."

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

              The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of Ares Capital or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the Investment Company Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.

              We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Investing in our shares may involve an above average degree of risk.

              The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

              The price of the common stock that will prevail in the market after the offering may be higher or lower than the price you pay. The market price and liquidity of the market for shares of our common stock and rights may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  •
  significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

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  price and volume fluctuations in the overall stock market from time to time;

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  changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

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  loss of RIC status;

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  changes in earnings or variations in operating results;

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  changes in the value of our portfolio of investments;

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  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

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  departure of Ares Capital Management's key personnel;

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  operating performance of companies comparable to us;

  •
  general economic trends and other external factors; and

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  loss of a major funding source.

              In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been brought against that company. If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management's attention and resources from our business.

The market price of our common stock may decline following the offering and our shares of common stock may trade at discounts from net asset value.

              Shares of closed-end investment companies frequently trade at a market price that is less than the net asset value that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. It is not possible to predict whether any shares of common stock or rights will trade at, above, or below net asset value. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering.

There is no established trading market for the rights, which could make it more difficult for you to sell rights and could adversely affect their price.

              There can be no assurances that an active public market for the rights will develop as a result of the offering of the rights by any selling holder or that, if such a market develops, it will be maintained. We have applied for listing of the rights on The NASDAQ Global Select Market under the symbol "ARCCR." Future trading prices of the rights will depend on many factors, including our operating results, the market for similar securities, the performance of our common stock (including the requirement that we suspend the offering under certain circumstances) and our ability to terminate the offering of the rights if the subscription price is less than    % of the net asset value attributable to a share of common stock disclosed in the most recent periodic report we filed with the SEC.

We may terminate the rights offering at any time prior to delivery of the shares of our common stock offered hereby, and neither we nor the subscription agent will have any obligation to you except to return your subscription payments, without interest.

              We may, in our sole discretion, terminate the rights offering at any time prior to delivery of the shares of our common stock offered hereby, if the subscription price is less than    % of the net asset value attributable to a share of common stock disclosed in the most recent periodic report we filed with the SEC. If the rights offering is terminated, the subscription agent will return as soon as practicable all exercise payments, without interest.

Your interest in us may be diluted if you do not fully exercise your subscription rights. In addition, if the subscription price is less than our net asset value per share, then you would experience an immediate dilution of the aggregate net asset value of your shares.

              Stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of the offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offering.

              In addition, if the subscription price is less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the offering or what proportion of the shares will be purchased as a result of the offering. Such dilution could be substantial.

              The fact that the rights are transferable may reduce the effects of any dilution as a result of the offering. Rights holders can transfer or sell their rights. The cash received from the sale of rights is partial compensation for any possible dilution. There can be no assurances, however, that a market for the rights will develop or the rights will have any value in that market.

Stockholders will experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

              All dividends payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in the dividend reinvestment plan will experience dilution over time.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

              Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

FORWARD-LOOKING STATEMENTS

              Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

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  our future operating results;

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  our business prospects and the prospects of our portfolio companies;

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  the return or impact of investments that we expect to make;

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  our contractual arrangements and relationships with third parties;

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  the dependence of our future success on the general economy and its impact on the industries in which we invest;

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  the ability of our portfolio companies to achieve their objectives;

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  our expected financings and investments;

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  the adequacy of our cash resources and working capital;

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  the timing of cash flows, if any, from the operations of our portfolio companies; and

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  the ability of Ares Capital Management to locate suitable investments for us and to monitor and administer our investments.

              We use words such as "anticipates," "believes," "expects," "intends" and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and elsewhere in this prospectus.

              We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

              You should understand that under Sections 27A(b)(2)(B) of the Securities Act of 1933 (the "Securities Act") and Section 21E(b)(2)(B) of the Exchange Act, the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus.

THE RIGHTS OFFERING

PURPOSE OF THE OFFERING

              Our board of directors has determined in good faith that the offering would result in a net benefit to the existing stockholders because it increases the equity capital available for making additional investments, to pay operating expenses, to enhance liquidity and to temporarily repay debt. In addition, the Company believes that current dislocation of the credit markets has created a unique opportunity to invest at very attractive risk-adjusted returns. The offering gives existing stockholders the right to purchase additional shares at a price that is expected to be below the then-current trading price without paying any commission or sales charges (although, if you exercise your rights through a financial institution, you will be responsible for paying any fees that such institution may charge). The offering will increase the equity capital available for making additional investments. At our currently anticipated pace of investment activity, and given our current capital commitments, we believe that we will have limited capital available for new investments in 2008 unless we increase our capital resources. In connection with the approval of the offering, our board of directors considered, among other things, the following factors:

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  the subscription price relative to the market price and to our net asset value per share;

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  the increased equity capital to be available upon completion of the offering for making additional investments consistent with our investment objective;

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  the ownership dilution to be experienced by partially or non-participating stockholders and possible net asset value dilution to be experienced by all stockholders;

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  the terms and expenses in connection with the offering relative to other alternatives for raising capital;

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  the size of the offering in relation to the number of shares outstanding;

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  the market price of our common stock, both before and after the announcement of the offering; and

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  the general condition of the securities markets.

              In determining that the offering is in our best interest and in the best interests of our stockholders, our board of directors considered, among other things, using a fixed pricing versus a variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable offering and the effect on us if the offering is not fully subscribed. There can be no assurance that the offering will be successful.

              Although we have no present intention to do so, we may, in the future and in our discretion, choose to make additional offerings from time to time for a number of shares and on terms which may or may not be similar to the offering. Any such future offering will be made in accordance with the Investment Company Act.

TERMS OF THE OFFERING

              We are issuing to record date stockholders transferable rights to subscribe for an aggregate of up to                        shares of our common stock. Each record date stockholder is being issued one transferable right for each three shares of our common stock owned on the record date. The rights entitle each holder to acquire at the subscription price one share of our common stock for every right held, which we refer to as the basic subscription right. Rights may be exercised at any time during the subscription period, which commences on                         , 2008, the record date, and ends at 5:00 p.m., New York City time, on                        , 2008, the expiration date, which may be extended by us in our sole discretion.

              The rights will be evidenced by subscription certificates that will be mailed to stockholders, except as discussed below under "—Foreign Stockholders." We will not issue fractional rights.

              The rights are transferable and we have applied for listing of the rights on The NASDAQ Global Select Market under the symbol "ARCCR." Rights holders who are not record date stockholders may purchase shares as described above, which we refer to as the basic subscription, and may be entitled to subscribe for shares pursuant to the over-subscription privilege (as described below). Non-record date rights holders who purchase shares in the basic subscription or pursuant to the over-subscription privilege, together with record date stockholders who purchase shares, are hereinafter referred to as participating rights holders.

              Shares for which there is no subscription during the basic subscription will be offered, by means of the over-subscription privilege, first to record date stockholders who fully exercise the rights issued to them pursuant to the offering and who wish to acquire more than the number of shares they are entitled to purchase pursuant to the exercise of their rights. In addition, any non-record date rights holder who exercises rights is entitled to subscribe for remaining shares that are not otherwise subscribed for by record date stockholders. Shares acquired pursuant to the over-subscription privilege are subject to certain limitations and pro rata allocations. See "—Over-Subscription Privilege" below.

              For purposes of determining the number of shares a record date stockholder may acquire pursuant to the offering, broker-dealers, trust companies, banks or others whose shares are held of record by Cede & Co. ("Cede") or by any other depository or nominee will be deemed to be the holders of the rights that are issued to Cede or the other depository or nominee on their behalf.

              There is no minimum number of rights that must be exercised in order for the offering to close.

OVER-SUBSCRIPTION PRIVILEGE

              Shares not subscribed for by rights holders, which we refer to as remaining shares, will be offered, by means of the over-subscription privilege, first to record date stockholders who have fully exercised the rights issued to them and who wish to acquire more than the number of shares they are entitled to purchase pursuant to the basic subscription. Rights holders should indicate on the subscription certificate that they submit with respect to the exercise of the rights issued to them how many additional shares they are willing to acquire pursuant to the over-subscription privilege. If there are sufficient remaining shares, all record date stockholders' over-subscription requests will be honored in full. If record date stockholder requests for shares pursuant to the over-subscription privilege exceed the remaining shares available, the available remaining shares will be allocated pro-rata among record date stockholders who over-subscribe based on the number of shares held on the record date. The percentage of remaining shares each over-subscribing stockholder may acquire will be rounded down to result in delivery of whole shares. The allocation process may involve a series of allocations to assure that the total number of remaining shares available for over-subscriptions is distributed on a pro-rata basis. The formula to be used in allocating the remaining shares is as follows:

Stockholder's Record Date Position Total Record Date Position of All Over-Subscribers	×	Remaining Shares

              Any rights holder other than record date stockholders who exercises rights is entitled to subscribe for remaining shares that are not otherwise over-subscribed for by record date stockholders. These non-record date rights holders should indicate, in the subscription certificate submitted with respect to the exercise of any rights, how many shares they are willing to acquire pursuant to the over-subscription privilege. There can be no assurance that non-record date rights holders will receive shares pursuant to the over-subscription privilege.

              If sufficient remaining shares are available after the over-subscription privileges for the record date stockholders have been allotted, then all over-subscriptions by non-record date rights holders will be honored in full. If the remaining shares are insufficient to permit such allocation, the remaining shares will be allocated pro-rata among the non-record date rights holders who wish to exercise their over-subscription privilege, based on the number of rights held by such rights holders on the expiration date; provided, however, that if this pro-rata allocation results in any holder being allocated a greater number of shares than the holder subscribed for pursuant to the exercise of the over-subscription privilege, then such holder will be allocated only such number of shares pursuant to the over-subscription privilege as such holder subscribed for. The formula to be used in allocating the shares available to non-record date rights holders exercising their over-subscription privilege is as follows:

Non-Record Date Rights Holder's Rights
Ownership as of the Expiration Date
Total Rights Ownership as of the Expiration Date of Non-Record Date Rights Holders Exercising Their Over-Subscription Privilege	×	Shares Available for Non-Record Date Rights Holders Exercising Their Over-Subscription Privilege

              Banks, brokers, trustees and other nominee holders of rights will be required to certify to the subscription agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of rights exercised pursuant to the basic subscription and the number of shares subscribed for pursuant to the over-subscription privilege by such beneficial owner.

              We will not offer or sell in connection with the offering any shares that are not subscribed for pursuant to the basic subscription or the over-subscription privilege.

              Ares Investments, a current stockholder, has indicated that it intends to over-subscribe for up to a total investment of $             million in shares of our common stock. Any over-subscription by Ares Investments will be effected in accordance with the pro-rata allocation of shares in connection with the over-subscription privilege.

THE SUBSCRIPTION PRICE

              The subscription price for the shares to be issued pursuant to the offering will be        % of the volume-weighted average of the sales prices of our shares of common stock on The NASDAQ Global Select Market for the                        consecutive trading days ending on the expiration date (as the same may be extended by us). Because the subscription price will be determined on the expiration date, rights holders will not know the subscription price at the time of exercise and will be required initially to pay for both the shares subscribed for pursuant to their basic subscription rights and, if eligible, any additional shares subscribed for pursuant to the over-subscription privilege at the estimated subscription price of $        per share. Rights holders who exercise their rights will have no right to rescind a purchase after receipt of their completed subscription certificates together with payment for shares or a notice of guaranteed delivery by the subscription agent.

EXPIRATION OF THE OFFERING

              The offering will expire at 5:00 p.m., New York City time, on                        , 2008, unless extended by us in our sole discretion. The rights will expire on the expiration date of the offering and may not be exercised thereafter.

              Any extension of the offering will be followed as promptly as practicable by announcement thereof, and in no event later than 9:00 a.m., New York City time, on the next business day following the previously scheduled expiration date. Without limiting the manner in which we may choose to make such announcement, we will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by issuing a press release or such other means of announcement as we deem appropriate.

AMENDMENTS AND WAIVERS; TERMINATION

              We reserve the right to amend the terms and conditions of the offering, whether the amended terms are more or less favorable to you. We will comply with all applicable laws, including the federal securities laws, in connection with any such amendment.

              We will decide all questions as to the validity, form and eligibility (including times of receipt, beneficial ownership and compliance with other procedural matters) in our sole discretion, and our determination shall be final and binding. The acceptance of subscription certificates and the subscription price also will be determined by us. Alternative, conditional or contingent subscriptions will not be accepted. We reserve the right to reject any exercise if such exercise is not in accordance with the terms of the offering or not in proper form or if the acceptance thereof or the issuance of shares of our common stock thereto could be deemed unlawful. We, in our sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as we may determine, or reject the purported exercise of any right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion. We will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

              We may, in our sole discretion, terminate the rights offering at any time prior to delivery of the shares of our common stock offered hereby if the subscription price is less than         % of the net asset value attributable to a share of common stock disclosed in the most recent periodic report we filed with the SEC by giving oral or written notice thereof to the subscription agent and making a public announcement thereof. If the offering is terminated, we will promptly arrange for the refund, without interest, of all funds received from holders of rights. All monies received by the subscription agent in connection with the offering will be held by the subscription agent, on our behalf, in a segregated interest-bearing account. All such interest shall be payable to us even if we determine to terminate the offering and return your subscription payment.

DILUTIVE EFFECTS

              Any stockholder who chooses not to participate in the offering should expect to own a smaller interest in us upon completion of the offering. The offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their basic subscription rights. The amount of dilution that a stockholder will experience could be substantial. Further, because the net proceeds per share from the offering may be lower than our net asset value per share, the offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial.

              Shares of closed-end investment companies have in the past frequently traded at discounts to their net asset values. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below our net asset value.

              The transferable feature of the rights will afford non-participating stockholders the potential of receiving cash payment upon the sale of rights, receipt of which may be viewed as partial compensation for the dilution of their interests.

NOTICE OF NET ASSET VALUE DECLINE

              If, subsequent to the effective date of this prospectus, our net asset value declines more than 10% from our net asset value as of that date, as required by the SEC's registration form, we will suspend the offering until we amend this prospectus. In such event, the expiration date would be extended and we would notify record date stockholders of the decline and permit participating rights holders to cancel their exercise of rights.

INFORMATION AGENT

              Georgeson Inc. will act as the information agent in connection with the offering. Georgeson can be contacted at the below address:

Georgeson Inc.
199 Water Street
New York, NY 10038

SUBSCRIPTION AGENT

              Computershare Trust Company, N.A. will act as the subscription agent in connection with the offering. The subscription agent will receive for its administrative, processing, invoicing and other services a fee estimated to be approximately $                        , plus reimbursement for all out-of-pocket expenses related to the offering.

              Completed subscription certificates must be sent together with full payment of the subscription price for all shares subscribed for in the basic subscription and pursuant to the over-subscription privilege to the subscription agent by one of the methods described below. Alternatively, an Eligible Guarantor Institution may send notices of guaranteed delivery by facsimile to (781) 930-4942 which must be received by the subscription agent at or prior to 5:00 p.m., New York City time, on the expiration date of the offering. Facsimiles should be confirmed by telephone at (781) 930-4900. We will accept only properly completed and duly executed subscription certificates actually received at any of the addresses listed below, at or prior to 5:00 p.m., New York City time, on the expiration date of the offering or by the close of business on the third business day after the expiration date of the offering following timely receipt of a notice of guaranteed delivery. See "—Payment for Shares" below. In this prospectus, close of business means 5:00 p.m., New York City time, on the relevant date.

Subscription Certificate Delivery Method	Address/Number
By Notice of Guaranteed Delivery:	Contact an Eligible Guarantor Institution, which may include a commercial bank or trust company, a member firm of a domestic stock exchange or a savings bank or credit union, to notify us of your intent to exercise the rights.
By First Class Mail Only:	Computershare Trust Company, N.A.
(No Overnight/Express Mail)	Ares Capital Rights Offering Attn: Corporate Actions P.O. Box 859208 Braintree, MA 02185-9208
By Overnight Delivery:	Computershare Trust Company, N.A.
Ares Capital Rights Offering Attn: Corporate Actions 161 Bay State Drive Braintree, MA 02184

Delivery to an address other than one of the addresses listed above will not constitute valid delivery.

              Any questions or requests for assistance concerning the method of subscribing for shares or for additional copies of this prospectus or subscription certificates or notices of guaranteed delivery may be directed to the information agent at its telephone number and address listed below:

Georgeson Inc.
199 Water Street
New York, NY 10038
Toll-free: (866) 203-9356
Broker-dealers and nominees may call (212) 440-9800

              Stockholders may also contact their broker-dealers or nominees for information with respect to the offering.

METHODS FOR EXERCISING RIGHTS

              Rights are evidenced by subscription certificates that, except as described below under "—Foreign Stockholders," will be mailed to record date stockholders or, if a record date stockholder's shares are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee. Rights may be exercised by completing and signing the subscription certificate that accompanies this prospectus and mailing it in the envelope provided, or otherwise delivering the completed and duly executed subscription certificate to the subscription agent, together with payment in full for all shares subscribed for in the basic subscription and pursuant to the over-subscription privilege at the estimated subscription price by the expiration date of the offering. Rights may also be exercised by contacting your broker, trustee or other nominee, who can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and duly executed subscription certificate pursuant to a notice of guaranteed delivery by the close of business on the third business day after the expiration date. A fee may be charged for this service. Completed subscription certificates and related payments must be received by the subscription agent prior to 5:00 p.m., New York City time, on or before the expiration date (unless payment is effected by means of a notice of guaranteed delivery as described below under "—Payment for Shares") at the offices of the subscription agent at the address set forth above.

Exercise of the Over-Subscription Privilege

              Record date stockholders who fully exercise all rights issued to them and rights holders other than record date stockholders, may both participate in the over-subscription privilege by indicating on their subscription certificate the number of shares they are willing to acquire. If sufficient remaining shares are available after the initial subscription, all over-subscriptions will be honored in full; otherwise remaining shares will be allocated first to record date stockholders and then (if any remaining shares are still available) to non-record date rights holders, and the number of remaining shares issued to some or all exercising rights holders participating in the over-subscription privilege may be reduced as described under "—Over-Subscription Privilege" above.

Record Date Stockholders Whose Shares are Held by a Nominee

              Record date stockholders whose shares are held by a nominee, such as a bank, broker-dealer or trustee, must contact that nominee to exercise their rights. In that case, the nominee will complete the subscription certificate on behalf of the record date stockholder and arrange for proper payment by one of the methods set forth under "—Payment for Shares" below.

Nominees

              Nominees, such as brokers, trustees or depositories for securities, who hold shares for the account of others should notify the respective beneficial owners of the shares as soon as possible to ascertain the beneficial owners' intentions and to obtain instructions with respect to the rights. If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the subscription agent with the proper payment as described under "—Payment for Shares" below.

              All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the subscription price will be determined by us, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. We reserve the right to reject any exercise if such exercise is not in accordance with the terms of the offering or not in proper form or if the acceptance thereof or the issuance of shares of our common stock thereto could be deemed unlawful.

FOREIGN STOCKHOLDERS

              Stockholders whose record addresses are outside the United States (for these purposes, the United States includes its territories and possessions and the District of Columbia) will receive written notice of the rights offering; however, subscription certificates will not be mailed to such stockholders. The subscription agent will hold the rights to which those subscription certificates relate for these stockholders' accounts until instructions are received to exercise the rights and such stockholders establish to the satisfaction of the subscription agent that they are permitted to exercise their subscription rights under applicable law. In addition, such stockholders must take all other steps that are necessary to exercise their subscription rights on or prior to the date required for participation in the rights offering. If no instructions have been received by 5:00 p.m., New York City time, on                        , 2008, three business days prior to the expiration date (or, if the offering is extended, on or before three business days prior to the extended expiration date), the subscription agent will transfer the rights of these stockholders to the dealer managers, who will either purchase the rights or use their best efforts to sell them. The net proceeds, if any, from sale of those rights will be remitted to these stockholders. If those rights are not purchased or sold prior to the expiration of the rights offering, they will expire.

PAYMENT FOR SHARES

              Participating rights holders may choose between the following methods of payment:

    (1)
    A participating rights holder may send the subscription certificate together with payment for the shares acquired in the basic subscription and any additional shares subscribed for pursuant to the over-subscription privilege to the subscription agent based on the estimated subscription price of $                        . To be accepted, the payment, together with a properly completed and executed subscription certificate, must be received by the subscription agent at one of the subscription agent's offices set forth above, at or prior to 5:00 p.m., New York City time, on the expiration date.

    (2)
    A participating rights holder may request an Eligible Guarantor Institution as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, to send a notice of guaranteed delivery by facsimile or otherwise guaranteeing delivery of (i) payment of the full estimated subscription price of $        per share for the shares subscribed for in the basic subscription and any additional shares subscribed for pursuant to the over-subscription privilege and (ii) a properly completed and duly executed subscription certificate. The subscription agent will not honor a notice of guaranteed delivery unless a properly completed and duly executed subscription certificate and full payment for the shares is received by the subscription agent at or prior to 5:00 p.m., New York City time, on                        , 2008 (or, if the offering is extended, by the close of business two business days prior to the extended expiration date).

              Participating rights holders will have no right to rescind their subscription after receipt of their payment for shares or a notice of guaranteed delivery by the subscription agent, except as provided above under "—Notice of Net Asset Value Decline."

              All payments by a participating rights holder must be in U.S. dollars by money order or check or bank draft drawn on a bank or branch located in the United States and payable to Ares Capital Corporation. The subscription agent will hold all funds received by it prior to the final payment date pending pro-ration and distribution of the shares. If the offering is terminated, we will promptly arrange for the refund, without interest, of all funds received from holders of rights.

              The method of delivery of subscription certificates and payment of the subscription price to us will be at the election and risk of the participating rights holders, but if sent by mail it is recommended that such certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the subscription agent and clearance of payment prior to 5:00 p.m., New York City time, on the expiration date or the date guaranteed payments are due under a notice of guaranteed delivery (as applicable). Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier's check or money order.

              On a date within ten business days following the expiration date, the subscription agent will send to each participating rights holder (or, if rights are held by Cede or any other depository or nominee, to Cede or such other depository or nominee) a confirmation showing (i) the number of shares purchased pursuant to the basic subscription; (ii) the number of shares, if any, acquired pursuant to the over-subscription privilege; (iii) the per share and total purchase price for such shares; and (iv) any additional amount payable to us by the participating rights holder or any excess to be refunded by us to the participating rights holder, in each case based on the subscription price as determined on the expiration date. If any participating rights holder, if eligible, exercises his or her right to acquire shares pursuant to the over-subscription privilege, any excess payment which would otherwise be refunded to him or her will be applied by us toward payment for shares acquired pursuant to the exercise of the over-subscription privilege. Any additional payment required from a participating rights holder must be received by the subscription agent within ten business days after the confirmation date. Any excess payment to be refunded by us to a participating rights holder will be mailed by the subscription agent to the rights holder as promptly as practicable. No interest will be paid on any amounts refunded.

          Whichever of the two methods described above is used, issuance of the shares purchased is subject to collection of checks and actual payment.    If a participating rights holder who subscribes for shares pursuant to the basic subscription or over-subscription privilege does not make payment of any amounts due by the expiration date, the date guaranteed payments are due under a notice of guaranteed delivery or within ten business days of the confirmation date, as applicable, the subscription agent reserves the right to take any or all of the following actions: (i) find other participating rights holders who wish to subscribe for such subscribed and unpaid for shares; (ii) apply any payment actually received by it from the participating rights holder toward the purchase of the greatest whole number of shares which could be acquired by such participating rights holder upon exercise of the basic subscription and/or the over-subscription privilege; and/or (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed for shares.

              We will decide all questions as to the validity, form and eligibility (including times of receipt, beneficial ownership and compliance with other procedural matters) in our sole discretion, and our determination shall be final and binding. We, in our sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as we may determine, or reject the purported exercise of any right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion. We will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

SALE OF RIGHTS

The Rights are Transferable until the Trading Day Immediately Preceding the Expiration Date

              We have applied for listing of the rights on The NASDAQ Global Select Market under the symbol "ARCCR." While the Company and the dealer managers will use their best efforts to ensure that an adequate trading market for the rights will exist, no assurance can be given that a market for the rights will develop. Trading in the rights on The NASDAQ Global Select Market is expected to be conducted beginning on or about                        , 2008, and continuing until and including                        , 2008 (or if the offering is extended, until the trading day immediately prior to the extended expiration date). Rights holders are encouraged to contact their broker-dealer, bank, trustee or other nominees for more information about trading of the rights.

Sales through the Subscription Agent and the Dealer Managers

              Stockholders who do not wish to exercise any or all of their rights may instruct the subscription agent to sell any rights they do not intend to exercise themselves through or to a dealer manager. Subscription certificates representing the rights to be sold through or to a dealer manager must be received by the subscription agent on or before                         , 2008 (or if the offering is extended, until two business days prior to the extended expiration date). Upon the timely receipt by the subscription agent of appropriate instructions to sell rights, the subscription agent will ask the dealer managers either to purchase or to use their best efforts to complete the sale and the subscription agent will remit the proceeds of the sale to the selling stockholders. If the rights can be sold, sales of such rights will be deemed to have been effected at the weighted-average price received by the selling dealer manager on the day such rights are sold. The sale price of any rights sold to the dealer managers will be based upon the then current market price for the rights. The dealer managers will also attempt to sell all rights which remain unclaimed as a result of subscription certificates being returned by the postal authorities to the subscription agent as undeliverable as of the fourth business day prior to the expiration date of the offering. The subscription agent will hold the proceeds from those sales for the benefit of such non-claiming stockholders until such proceeds are either claimed or revert to the state pursuant to applicable state law. There can be no assurance that the dealer managers will purchase or be able to complete the sale of any such rights, and neither we nor the dealer managers have guaranteed any minimum sales price for the rights. If a stockholder does not utilize the services of the subscription agent and chooses to use another broker-dealer or other financial institution to sell rights, then the other broker-dealer or financial institution may charge a fee to sell the rights.

Other Transfers

              The rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. A portion of the rights evidenced by a single subscription certificate may be transferred by delivering to the subscription agent a subscription certificate properly endorsed for transfer, with instructions to register such portion of the rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing such transferred rights. In such event, a new subscription certificate evidencing the balance of the rights, if any, will be issued to the stockholder or, if the stockholder so instructs, to an additional transferee. The signature on the subscription certificate must correspond to the name as written upon the face of the subscription certificate, without alteration or enlargement, or any change. A signature guarantee must be provided by an Eligible Guarantor Institution as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, subject to the standards and procedures adopted by us.

              Stockholders wishing to transfer all or a portion of their rights should allow at least five business days prior to the expiration date of the offering for (i) the transfer instructions to be received and processed by the subscription agent; (ii) a new subscription certificate to be issued and transmitted to the transferee or transferees with respect to transferred rights, and to the transferor with respect to retained rights, if any; and (iii) the rights evidenced by such new subscription certificate to be exercised or sold by the recipients thereof. Neither we nor the subscription agent nor the dealer managers shall have any liability to a transferee or transferor of rights if subscription certificates are not received in time for exercise prior to the expiration date of the offering or sale prior to the day immediately preceding the expiration date of the offering (or, if the offering is extended, the extended expiration date).

              Except for the fees charged by the subscription agent and dealer managers, which will be paid by us, all commissions, fees and other expenses (including brokerage commissions and transfer taxes)

incurred or charged in connection with the purchase, sale or exercise of rights will be for the account of the transferor of the rights, and none of those commissions, fees or expenses will be paid by us, the subscription agent or the dealer managers.

              We anticipate that the rights will be eligible for transfer through, and that the exercise of the basic subscription and the over-subscription privilege may be effected through, the facilities of the Depository Trust Company or DTC. Holders of DTC exercised rights may exercise the over-subscription privilege in respect of such DTC exercised rights by properly completing and duly executing and delivering to the subscription agent, at or prior to 5:00 p.m., New York City time, on the expiration date of the offering, a nominee holder over-subscription certificate or a substantially similar form satisfactory to the subscription agent, together with payment of the estimated subscription price for the number of shares for which the over-subscription privilege is to be exercised.

DELIVERY OF STOCK CERTIFICATES

              Stock certificates will not be issued for shares of our common stock offered in the offering. Stockholders who are record owners will have the shares they acquire credited to their account with our transfer agent. All future dividends paid on such shares will be reinvested into additional shares or paid in cash if you have made such an election in connection with our dividend reinvestment plan. Stockholders whose common stock are held by a nominee will have the shares they acquire credited to the account of such nominee holder.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS OF THE OFFERING

              For U.S. federal income tax purposes, neither the receipt nor the exercise of the rights by record date stockholders will result in taxable income to such stockholders, and no loss will be recognized if the rights expire without exercise.

              A record date stockholder's basis in a right will be zero unless either (i) the fair market value of the right on the date of distribution is 15% or more of the fair market value of the share with respect to which the right was distributed or (ii) the record date stockholder elects, in his or her federal income tax return for the taxable year in which the right is received, to allocate part of the basis of such shares to the right. If either of clauses (i) or (ii) is applicable, then if the right is exercised, the record date stockholder will allocate his or her basis in the share with respect to which the right was distributed between the share and the right in proportion to the fair market values of each on the date of distribution.

              The holding period of a right received by a record date stockholder includes the holding period of the share with regard to which the right was distributed. The holding period of the shares acquired upon exercise of the rights begins on the date of exercise.

              If a right is sold, a gain or loss will be recognized by the rights holder in an amount equal to the difference between the basis of the right sold and the amount realized on its disposition. Such gain or loss will be a capital gain or loss (assuming the right was held as a capital asset) and long-term capital gain or loss if the right was held for more than one year.

              A record date stockholder's basis for determining gain or loss upon the sale of a share acquired upon the exercise of rights will be equal to the sum of the record date stockholder's basis in the rights, if any, and the subscription price per share. A record date stockholder's gain or loss recognized upon a sale of a share acquired upon the exercise of rights will be a capital gain or loss (assuming the share was held as a capital asset at the time of sale) and will be a long-term capital gain or loss if the share is held for more than one year.

              The foregoing is a general summary of the material U.S. federal income tax consequences of the offering under the provisions of the Code and Treasury regulations in effect as of the date of the prospectus that are generally applicable to record date stockholders who are U.S. persons within the meaning of the Code, and does not address any foreign, state or local tax consequences. The Code and Treasury regulations are subject to change, possibly retroactively, which could affect the validity of this discussion. Further, the Code and Treasury regulations may be interpreted differently by legislative or administrative action. Therefore, participating rights holders should consult their tax advisors regarding specific questions as to foreign, federal, state or local taxes.

ERISA CONSIDERATIONS

              Stockholders who are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, which we refer to as ERISA (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts should be aware that additional contributions of cash to a retirement plan (other than rollover contributions or trustee-to-trustee transfers from other retirement plans) in order to exercise rights would be treated as contributions to the retirement plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In the case of retirement plans qualified under Section 401(a) of the Code and certain other retirement plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. It may also be a reportable distribution and there may be other adverse tax and ERISA consequences if rights are sold or transferred by a retirement plan.

              Retirement plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of rights, they may become subject to the tax on unrelated business taxable income under Section 511 of the Code. If any portion of an individual retirement account is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

              ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may impact the exercise of rights. Due to the complexity of these rules and the penalties for noncompliance, retirement plans should consult with their counsel and other advisers regarding the consequences of their exercise of rights under ERISA and the Code.

DISTRIBUTION ARRANGEMENTS

              Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Capital Markets, LLC and                        , each a broker-dealer and member of FINRA, will act as dealer managers for the offering. Under the terms and subject to the conditions contained in the dealer manager agreement, the dealer managers will provide financial advisory and marketing services in connection with the offering and will solicit the acquisition and/or exercise of rights by stockholders and others and participation in the over-subscription privilege. The dealer managers may use this prospectus for any or all of such activities. The offering is not contingent upon any number of rights being exercised. We have agreed to pay the dealer managers a fee for their financial advisory, marketing and soliciting services equal to            % of the aggregate subscription price for shares issued pursuant to the offering. The dealer managers will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights, solicitation fees equal to        % of the subscription price per share for each share issued purusant to the exercise of rights and the over-subscription privilege as a result of their soliciting efforts.

              [In addition, we have agreed to reimburse the dealer managers an aggregate amount up to $                        for their expenses incurred in connection with the offering.] We have agreed to indemnify the dealer managers for, or contribute to losses arising out of, certain liabilities, including liabilities under the Securities Act of 1933, as amended. The dealer manager agreement also provides that the dealer managers will not be subject to any liability to us in rendering the services contemplated by the dealer manager agreement except for any act of bad faith, willful misfeasance, or gross negligence of such dealer manager or reckless disregard by such dealer manager of its obligations and duties under the dealer manager agreement.

              The principal business address of the dealer managers are Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, NY 10080 and Wachovia Capital Markets, LLC, One Wachovia Center, 301 South College Street, Charlotte, NC 28202.

              We have agreed with the dealer managers that, for a period of        days following the date of this prospectus, neither we any of our executive officers and directors will offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any shares of our common stock or any securities convertible into or exchangeable for shares of our common stock without the prior written consent of Merrill Lynch & Co. and Wachovia Capital Markets, LLC. However, the dealer managers may, in their sole discretion and at any time without notice, release all or any portion of the securities subject to these agreements.

              The dealer managers and their affiliates have provided in the past to Ares and may provide from time to time in the future in the ordinary course of their business certain commercial banking, financial advisory, investment banking and other services to Ares, Ares Capital or our portfolio companies for which they will be entitled to receive separate fees. In particular, the dealer managers or their affiliates may execute transactions with Ares Capital or on behalf of Ares Capital, Ares or any of our portfolio companies. In addition, the dealer managers or their affiliates may act as arrangers, underwriters or placement agents for companies whose securities are sold to or whose loans are syndicated to Ares, Ares Capital or Ares Capital Management. The dealer managers or their affiliates may also trade in our securities, securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to Ares, Ares Capital, Ares Capital Management or any of the portfolio companies.

              Affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated are limited partners of each of Ares Corporate Opportunities Fund, L.P. and Ares Capital Europe, L.P., private investment funds affiliated with our investment adviser, Ares Capital Management. Merrill Lynch, Pierce, Fenner & Smith Incorporated was an underwriter of our October 2004 initial public offering and our March 2005, October 2005, July 2006, December 2006, February 2007, April 2007 and August 2007 common stock offerings, for which it received customary fees. Wachovia Capital Markets, LLC was an underwriter of our October 2004 initial public offering and our March 2005, October 2005, July 2006 and March 2007 common stock offerings, for which it received customary fees. Wachovia Capital Markets, LLC is the administrative agent and a lender under the CP Funding Facility. Merrill Lynch Capital Corporation and Wachovia Bank, National Association are syndication agents and lenders under the Revolving Credit Facility. Wachovia Securities was the initial purchaser in connection with the issuance by ARCC Commercial Loan Trust 2006 of $400 million of its floating rate notes, for which it received customary fees.

              Affiliates of the dealer managers will receive part of the proceeds of the offering by reason of the repayment of amounts outstanding under the Revolving Credit Facility and the CP Funding Facility. Because more than 10% of the net proceeds of the offering may be paid to members or affiliates of members of FINRA participating in the offering, the offering will be conducted in accordance with NASD Conduct Rule 2710(h).

              Prior to the expiration of the offering, the dealer managers may independently offer for sale shares, including shares acquired through purchasing and exercising the rights, at prices they set. The dealer managers may realize profits or losses independent of any fees described in this prospectus.

USE OF PROCEEDS

              Assuming                  shares of our common stock are sold at the estimated subscription price of $            , the net proceeds from the offering will be approximately $         million, after deducting dealer manager fees and other expenses related to the offering payable by us. There can be no assurance that all the rights will be exercised in full, and the subscription price will not be determined until the close of business on the expiration date.

              We expect to use the net proceeds of the offering to repay outstanding indebtedness under our Revolving Credit Facility ($450.2 million outstanding as of March 11, 2008) and/or the CP Funding Facility ($85.0 million outstanding as of March 11, 2008). The interest charged on the indebtedness incurred under the Revolving Credit Facility is based on LIBOR (one, two, three or six month) plus 1.00%, generally. As of March 11, 2008, the one, two, three and six month LIBOR were 2.89%, 2.88%, 2.87% and 2.74%, respectively. The Revolving Credit Facility expires on December 28, 2010. The interest charged on the indebtedness incurred under our CP Funding Facility is based on the commercial paper rate plus 1.00% and is payable quarterly. As of March 11, 2008, the commercial paper rate was 3.30%. The CP Funding Facility is scheduled to expire on October 8, 2008 (unless extended prior to such date with the consent of the lenders). We intend to use the remainder of the net proceeds for general corporate purposes, which includes investing in portfolio companies in accordance with our investment objective and strategies and market conditions. We anticipate that substantially all of the net proceeds of the offering will be used for the above purposes within three months of the offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and strategies and market conditions.

              We invest primarily in first and second lien senior loans and mezzanine debt of middle market companies, each of which may include an equity component, and, to a lesser extent, in equity securities in such companies. In addition to such investments, we may invest up to 30% of the portfolio in opportunistic investments, including, among others, high-yield bonds, debt and equity securities, distressed debt or equity securities of public companies. As part of this 30%, we may also invest in debt of middle market companies located outside of the United States. Pending such investments, we will invest a portion of the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not be able to achieve our investment objective and/or pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline. See "Regulation—Temporary Investments" for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

              Our common stock is traded on The NASDAQ Global Select Market under the symbol "ARCC." We completed our initial public offering in October 2004 at a price of $15.00 per share. Prior to this date there was no public market for our common stock. Our common stock has historically traded at prices both above and below its net asset value. It is not possible to predict whether the common stock offered hereby will trade at, above, or below net asset value. See "Risk Factors—Our shares of common stock may trade at discounts from net asset value."

              The following table sets forth the net asset value of our common stock, the range of high and low closing prices of our common stock as reported on The NASDAQ Global Select Market and the dividends declared by us for each fiscal quarter since our initial public offering. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions and may not necessarily represent actual transactions.

		Price Range		Premium/ Discount of High Sales Price to NAV	Premium/ Discount of Low Sales Price to NAV
						Cash Dividend Per Share(2)
	NAV(1)	High	Low
Fiscal 2005
First quarter	$14.96	$18.74	$15.57	125.3%	104.0%	$0.30
Second quarter	$14.97	$18.14	$15.96	121.2%	106.6%	$0.32
Third quarter	$15.08	$19.25	$16.18	127.7%	107.3%	$0.34
Fourth quarter	$15.03	$16.73	$15.08	111.3%	100.3%	$0.34
Fiscal 2006
First quarter	$15.03	$17.97	$16.23	119.6%	108.0%	$0.36
Second quarter	$15.10	$17.50	$16.36	115.9%	108.3%	$0.38
Third quarter	$15.06	$17.51	$15.67	116.3%	104.1%	$0.40
Fourth quarter	$15.17	$19.31	$17.39	127.3%	114.6%	$0.50	(3)
Fiscal 2007
First quarter	$15.34	$20.46	$17.82	133.4%	116.2%	$0.41
Second quarter	$15.84	$18.84	$16.85	118.9%	106.4%	$0.41
Third quarter	$15.74	$17.53	$14.92	111.4%	94.8%	$0.42
Fourth quarter	$15.47	$17.47	$14.40	112.9%	93.1%	$0.42
Fiscal 2008
First quarter (through March 11, 2008)	*	$14.39	$12.52	*	*	$0.42

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of the relevant quarter.

(2)
Represents the dividend declared in the relevant quarter.

(3)
Includes an additional cash dividend of $0.10 per share.

*
Net asset value has not yet been calculated for this period.

              On March 11, 2008, the last reported sales price of our common stock on The NASDAQ Global Select Market was $13.39 per share, which represented a discount of approximately 13% to the net asset value per share reported by us as of December 31, 2007.

              We currently intend to distribute quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our board of directors.

              The following table summarizes our dividends declared to date:

Date Declared	Record Date	Payment Date	Amount
December 16, 2004	December 27, 2004	January 26, 2005	$0.30

Total declared for 2004			$0.30

February 23, 2005	March 7, 2005	April 15, 2005	$0.30
June 20, 2005	June 30, 2005	July 15, 2005	$0.32
September 6, 2005	September 16, 2005	September 30, 2005	$0.34
December 12, 2005	December 22, 2005	January 16, 2006	$0.34

Total declared for 2005			$1.30

February 28, 2006	March 24, 2006	April 14, 2006	$0.36
May 8, 2006	June 15, 2006	June 30, 2006	$0.38
August 9, 2006	September 15, 2006	September 29, 2006	$0.40
November 8, 2006	December 15, 2006	December 29, 2006	$0.40
November 8, 2006	December 15, 2006	December 29, 2006	$0.10

Total declared for 2006			$1.64

March 8, 2007	March 19, 2007	March 30, 2007	$0.41
May 10, 2007	June 15, 2007	June 29, 2007	$0.41
August 9, 2007	September 14, 2007	September 28, 2007	$0.42
November 8, 2007	December 14, 2007	December 31, 2007	$0.42

Total declared for 2007			$1.66

February 28, 2008	March 17, 2008	March 31, 2008	$0.42

Total declared for 2008			$0.42

              To maintain our RIC status, we must timely distribute an amount equal to at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses, out of the assets legally available for distribution for each year. To avoid certain excise taxes imposed on RICs, we are generally required to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, plus (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year plus (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. If this requirement is not met, we will be required to pay a nondeductible excise tax equal to 4% of the amount by which 98% of the current year's taxable income exceeds the distribution for the year. The taxable income on which an excise tax is paid is generally carried forward and distributed to stockholders in the next tax year. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, as required. Our excise tax liability for the year ended December 31, 2007 was approximately $100,000. We cannot assure you that we will achieve results that will permit the payment of any cash distributions.

              We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. See "Dividend Reinvestment Plan."

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

              The information contained in this section should be read in conjunction with the Selected Financial and Other Data and our financial statements and notes thereto appearing elsewhere in this Annual Report.

OVERVIEW

              We are a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a business development company under the Investment Company Act. We were founded on April 16, 2004 and were initially funded on June 23, 2004 and on October 8, 2004 completed our initial public offering (the "IPO").

              Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior loans and long-term mezzanine debt, which in some cases may include an equity component, and, to a lesser extent, in equity investments in private U.S. middle market companies.

              We are externally managed by Ares Capital Management, an affiliate of Ares Management LLC, an independent international investment management firm that manages investment funds. Ares Administration, an affiliate of Ares Management, provides the administrative services necessary for us to operate.

              As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in "qualifying assets," including securities and indebtedness of private U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

              We have qualified and elected to be treated as a RIC, under Subchapter M of the Code. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to our stockholders at lease 90% of our investment company taxable income, as defined by the Code, for each year. Pursuant to these elections, we generally will not have to pay corporate level taxes on any income that we distribute to our stockholders.

CRITICAL ACCOUNTING POLICIES

Basis of Presentation

              The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States ("GAAP"), and include the accounts of the Company and its wholly owned subsidiaries. The consolidated financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition for the periods presented. All significant intercompany balances and transactions have been eliminated.

Investments

              Investment transactions are recorded on the trade date. Realized gains or losses are computed using the specific identification method. Investments for which market quotations are readily available are valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued at fair value as determined in good faith by our board of directors based on the input of our management and audit committee. In addition, the board of directors currently receives input from independent valuation firms that have been engaged at the direction of the board to assist in the valuation of each portfolio investment at least once during a trailing 12 month period. The valuation process is conducted at the end of each fiscal quarter, with approximately a quarter of our valuations of portfolio companies without market quotations subject to review by an independent valuation firm each quarter. The types of factors that the board may take into account in determining the fair value of our investments generally focus on the enterprise value of a portfolio company, as well as other factors such as the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

              When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize.

              With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuation conclusions are then documented and discussed with our management.

  •
  The audit committee of our board of directors reviews these preliminary valuations, as well as the input of an independent valuation firm with respect to the valuations of approximately a quarter of our portfolio companies.

  •
  The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our management and audit committee and independent valuation firms.

Interest Income Recognition

              Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums.

              Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this if the loan has sufficient collateral value and is in the process of collection.

Payment-in-Kind Interest

              The Company has loans in its portfolio that contain a payment-in-kind ("PIK") provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash.

Capital Structuring Service Fees and Other Income

              The Company's investment adviser seeks to provide assistance to our portfolio companies in connection with the Company's investments and in return the Company may receive fees for capital structuring services. These fees are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Company's investment adviser provides vary by investment, but generally consist of reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan. The Company's investment adviser may also have the right to designate a person to take a seat on the board of directors of a portfolio company, or observe the meetings of the board of directors without taking a formal seat.

              Other income includes fees for asset management, consulting, loan guarantees, commitments and other services rendered by the Company to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

Foreign Currency Translation

              The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Market value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the day.

  (2)
  Purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

              Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuation and revaluations and future adverse political, social and economic developments which could cause investments in their markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

Federal Income Taxes

              The Company has qualified and elected and intends to continue to qualify for the tax treatment applicable to RICs under Subchapter M of the Code and, among other things, has made and intends to continue to make the requisite distributions to its stockholders which will relieve the Company from Federal income taxes. In order to qualify as a RIC, among other factors, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues an excise tax estimate, if any, on estimated excess taxable income.

              In accordance with GAAP, book and tax basis differences relating to stockholder distributions and other permanent book and tax differences are reclassified between, distributions less than (in excess of) net investment income, accumulated net realized gain on sale of investments and capital in excess of par. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from GAAP, as highlighted in Note 6 to our consolidated financial statements.

              Certain of our wholly owned subsidiaries are subject to Federal and state income taxes.

Dividends

              Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend is determined by the board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed at least annually, although we may decide to retain such capital gains for re-investment.

              We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

Use of Estimates in the Preparation of Financial Statements

              The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

Fair Value of Financial Instruments

              The carrying value of the Company's financial instruments approximate fair value.

 PORTFOLIO AND INVESTMENT ACTIVITY

	Year End December 31, (in millions, except number of companies, terms and percentages)
	2007	2006	2005
New investments(1):
New portfolio companies	$1,091.6	$812.5	$464.9
Existing portfolio companies	256.0	297.5	64.0

Total new investments	1,347.6	1,110.0	528.9
Less:
Investments exited	654.1	404.9	105.2

Net investments	$693.5	$705.1	$423.7
New investments funded:
New portfolio companies	$876.8	$736.1	$440.3
Existing portfolio companies	253.0	292.1	64.0

Total	$1,129.8	$1,028.2	$504.3
Principal amount of investments purchased:
Senior term debt	$886.7	$726.4	$339.3
Senior subordinated debt	187.1	249.4	76.6
Equity and other	177.6	111.7	88.4

Total	$1,251.4	$1,087.5	$504.3
Principal amount of investments sold or repaid:
Senior term debt	$608.3	$255.5	$63.4
Senior subordinated debt	89.8	99.2	27.2
Equity and other	20.6	75.3	17.8

Total	$718.7	$430.0	$108.4
Number of new investments(2)	47	54	31
Average new investment amount	$28.7	$19.0	$17.1
Weighted average term for new investments (in months)	69	69	78
Weighted average yield of debt and income producing securities funded during the period(3)	11.60%	12.14%	10.50%
Weighted average yield of debt and income producing securities sold or repaid during the period(3)	11.72%	11.95%	11.29%

(1)
New investments includes new agreements to fund revolving credit facilities or delayed draw loans.

(2)
Number of new investments represents each commitment to a particular portfolio company.

(3)
When we refer to the "weighted average yield" in this report, we compute it with respect to particular securities by taking the (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt included in such securities, and dividing it by (b) total income producing securities and debt at fair value included in such securities.

              The investment adviser employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, the investment adviser grades all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended to reflect the performance of the portfolio company business, the collateral coverage of the investments and other factors considered relevant. Under this system, investments with a grade of 4 involve the least amount of risk in our portfolio. The portfolio company is performing above expectations and the trends and risk factors are generally favorable, including a potential exit. Investments graded 3 involve a level of risk that is similar to the risk at the time of origination. The portfolio company is performing as expected and the risk factors are neutral to favorable. All new investments are initially graded 3. Investments graded 2 involve a portfolio company performing below expectations and indicates that the investments risk has increased materially since origination. The portfolio company may be out of compliance with debt covenants, however, payments are generally not more than 120 days past due. For investments graded 2, we increase procedures to monitor the portfolio company and we will write down the fair value of the investment if it is deemed to be impaired. An investment grade of 1 indicates that the portfolio company is performing materially below expectations and that the investment risk has substantially increased since origination. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Investments graded 1 are not anticipated to be repaid in full and we will reduce the fair market value of the investment to the amount we anticipate will be recovered. The investment adviser employs half-point increments to reflect underlying trends in portfolio company operating or financial performance, as well as the general outlook. As of December 31, 2007, the weighted average investment grade of the investments in our portfolio was 3.0 and two loans were past-due or on non-accrual. The weighted average investment grade of the investments in our portfolio as of December 31, 2006 was 3.0. The distribution of the grades of our portfolio companies as of December 31, 2007 and 2006 is as follows:

	December 31, 2007		December 31, 2006
	Fair Value	Number of Companies	Fair Value	Number of Companies
Grade 1	$13,927,200	1	$504,206	1
Grade 2	115,584,881	6	14,206,419	1
Grade 3	1,581,810,870	66	1,189,399,643	56
Grade 4	62,878,890	3	31,711,568	2

	1,774,201,841	76	$1,235,821,836	60

              As of December 31, 2007, the weighted average yield of the debt and income producing equity securities in our portfolio was approximately 11.68%. As of December 31, 2007, the weighted average yield on our entire portfolio was 10.22%. The weighted average yield on our senior term debt, senior subordinated debt and income producing equity securities was 11.19%, 13.23% and 10.36%, respectively. Of the senior term debt, the weighted average yield attributable to first lien senior term debt and second lien senior term debt was 10.53% and 12.38%, respectively.

              As of December 31, 2006, the weighted average yield of the debt and income producing equity securities in our portfolio was approximately 11.95%. As of December 31, 2006, the weighted average yield on our entire portfolio was 10.79%. The weighted average yield on our senior term debt, senior subordinated debt and income producing equity securities was 11.52%, 13.16% and 10.00%, respectively. Of the senior term debt, the weighted average yield attributable to first lien senior term debt and second lien senior term debt was 11.22% and 11.94%, respectively.

 RESULTS OF OPERATIONS

For the years ended December 31, 2007, 2006 and 2005

              Operating results for the years ended December 31, 2007, 2006 and 2005 are as follows:

	For the Year Ended December 31,
	2007	2006	2005
Total Investment Income	$188,873,228	$120,020,908	$41,850,477
Total Expenses	94,750,617	58,458,015	14,568,677

Net Investment Income Before Income Taxes	94,122,611	61,562,893	27,281,800
Income Tax Expense (Benefit), Including Excise Tax	(826,437)	4,931,288	158,000

Net Investment Income	94,949,048	56,631,605	27,123,800
Net Realized Gains	6,544,492	27,616,431	10,341,713
Net Unrealized Gains (Losses)	(10,661,076)	(14,552,714)	4,385,563

Net Increase in Stockholders' Equity Resulting From Operations	$90,832,464	$69,695,322	$41,851,076

Investment Income

              For the year ended December 31, 2007, total investment income increased $68.9 million, or 57%, from the year ended December 31, 2006. Interest income from investments increased $64.1 million, or 65%, to $162.4 million for the year ended December 31, 2007 from $98.3 million for the comparable period in 2006. The increase in interest income from investments was primarily due to the increase in the size of the portfolio. The average investments, at fair value, for the year increased to $1.5 billion for the year ended December 31, 2007 from $871.0 million for the comparable period in 2006. Of the approximately $162.4 million in interest income from investments, non-cash PIK interest income was $16.2 million. Capital structuring service fees increased $2.0 million, or 12%, to $18.0 million for the year ended December 31, 2007 from $16.0 million for the comparable period in 2006. The increase in capital structuring service fees was primarily due to the increased amount of new investments made. The amount of new investments made increased to $1.3 billion during the year ended December 31, 2007 from $1.1 billion for the comparable period in 2006.

              For the year ended December 31, 2006, total investment income increased $78.2 million, or 187%, over the year ended December 31, 2005. Interest income from investments increased $64.4 million, or 190%, to $98.3 million for the year ended December 31, 2006 from $34.0 million for the comparable period in 2005. The increase in interest income from investments was primarily due to the increase in the size of the portfolio. The average investments, at fair value, for the year increased from $323.2 million for the year ended December 31, 2005 to $871.0 million in the comparable period in 2006. Of the approximately $64.4 million in interest income from investments, non-cash PIK interest income was $6.3 million. Capital structuring service fees increased $10.8 million, or 206%, to $16.0 million for the year ended December 31, 2006 from $5.2 million for the comparable period in 2005. The increase in capital structuring service fees was primarily due to the increased number of originations. The number of new investments increased from 31 during the year ended December 31, 2005 to 54 during the comparable period in 2006.

Operating Expenses

              For the year ended December 31, 2007, total expenses increased $36.3 million, or 62%, from the year ended December 31, 2006. Base management fees increased $9.9 million, or 72%, to $23.5 million for the year ended December 31, 2007 from $13.6 million for the comparable period in 2006, primarily due to the increase in the size of the portfolio. Incentive fees related to pre-incentive fee net investment income increased $7.5 million, or 46%, to $23.5 million for the year ended December 31, 2007 from $16.1 million for the comparable period in 2006, primarily due to the increase in the size of the portfolio and the related increase in net investment income. Interest expense and credit facility fees increased $18.3 million, or 99%, to $36.9 million for the year ended December 31, 2007 from $18.6 million for the comparable period in 2006, primarily due to the significant increase in the outstanding borrowings. The average outstanding borrowings during the year ended December 31, 2007 were $567.9 million compared to average outstanding borrowings of $262.4 million for the comparable period in 2006. The increase in total expenses was partially offset by the decline in incentive fees related to realized gains. There were no incentive fees related to realized gains during the year ended December 31, 2007 compared to $3.4 million for the year ended December 31, 2006, due to gross unrealized depreciation offsetting net realized gains for the period. Net realized gains were $6.6 million during the year ended December 31, 2007 whereas gross unrealized depreciation recognized was $61.2 million.

              For the year ended December 31, 2006, total expenses increased $43.9 million, or 301%, over the year ended December 31, 2005. Base management fees increased $8.5 million, or 165%, to $13.6 million for the year ended December 31, 2006 from $5.1 million for the comparable period in 2005, primarily due to the increase in the size of the portfolio. Incentive fees related to pre-incentive fee net investment income increased $12.8 million, or 399%, to $16.1 million for the year ended December 31, 2006 from $3.2 million for the comparable period in 2005, primarily due to the increase in the size of the portfolio and the related increase in net investment income. Incentive fees related to realized gains increased $2.5 million, or 252%, to $3.4 million for the year ended December 31, 2006 from $979,000 for the comparable period in 2005, primarily due to lower net realized gains and higher gross unrealized depreciation recognized during the year ended December 31, 2006 as compared to the year ended December 31, 2005. Net realized gains increased from $10.3 million during the year ended December 31, 2005 to $27.6 million during the year ended December 31, 2006. Gross unrealized depreciation increased from $6.8 million during the year ended December 31, 2005 to $8.9 million during the year ended December 31, 2006. Interest expense and credit facility fees increased $17.1 million, or 1,175%, to $18.6 million for the year ended December 31, 2006 from $1.5 million for the comparable period in 2005, primarily due to the significant increase in the borrowings outstanding. The average outstanding borrowings during the year ended December 31, 2005 was $17.9 million compared to average outstanding borrowings of $262.4 million for the comparable period in 2006. The increase in interest expense and credit facility fees was also due to an increase in the amortization of debt issuance costs, which was $1.8 million for the year ended December 31, 2006 compared to $465,000 for the comparable period in 2005. The increase in the amortization of debt issuance costs was primarily due to additional debt issuance costs capitalized during the end of 2005 as a result of entering into the Revolving Credit Facility and increasing the borrowing capacity of the CP Funding Facility, and also due to additional debt issuance costs capitalized during the year ended December 31, 2006 related to the Debt Securitization.

Income Tax Expense, Including Excise Tax

              The Company has qualified and elected and intends to continue to qualify and elect for the tax treatment applicable to RICs under Subchapter M of the Code, and, among other things, has made and intends to continue to make the requisite distributions to its stockholders which will relieve the Company from federal income taxes.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the years ended December 31, 2007, 2006 and 2005 provisions of approximately $100,000, $570,000 and $158,000 respectively, were recorded for federal excise tax.

              Certain of our wholly owned subsidiaries are subject to federal and state income taxes. For the year ended December 31, 2007, we recorded a tax benefit of approximately $900,000 for these subsidiaries. For the year ended December 31, 2006, we recorded a tax provision of $4.4 million, for these subsidiaries. There was no provision recorded for the year ended December 31, 2005.

Net Realized Gains/Losses

              During the year ended December 31, 2007, the Company had $725.2 million of sales and repayments resulting in $6.6 million of net realized gains. These sales and repayments included the $133.0 million of loans sold to Ivy Hill. Net realized gains were comprised of $16.2 million of gross realized gains and $9.7 million of gross realized losses. The most significant realized gains during the year ended December 31, 2007 were as a result of the sales and repayments of the investments in The GSI Group, Inc. ("GSI"), Varel Holdings, Inc. ("Varel") and Equinox SMU Partners LLC of $6.2 million, $4.0 million and $3.5 million, respectively, offset by an $8.8 million realized loss in Berkline/Benchcraft Holdings LLC ("Berkline").

              During the year ended December 31, 2006, the Company had $457.7 million of sales and repayments resulting in $27.6 million of net realized gains. Net realized gains were comprised of $27.7 million of gross realized gains and $101,000 of gross realized losses. The most significant realized gains during the year ended December 31, 2006 were as a result of the sales and repayments of the investments in CICQ, LP ("CICQ"), United Site Services, Inc. and GCA Services Group, Inc. of $18.6 million, $4.5 million and $1.0 million, respectively.

              During the year ended December 31, 2005, the Company had $118.8 million of sales and repayments resulting in $10.3 million of net realized gains. Net realized gains were comprised of $10.5 million of gross realized gains and $145,000 of gross realized losses. The most significant realized gains during the period were as a result of the sales of the investments in Reef Holdings, Inc. ("Reef"), Esselte, Inc. and Billing Concepts, Inc. of $4.8 million, $2.4 million and $1.8 million, respectively.

Net Unrealized Gains/Losses

              For the year ended December 31, 2007, the Company had net unrealized losses of $11.5 million, which was comprised of $52.5 million in unrealized appreciation, $61.2 million in unrealized depreciation and $2.8 million relating to the reversal of prior period net unrealized appreciation. The most significant changes in unrealized appreciation were $27.2 million for the investment in Reflexite Corporation, $5.6 million for the investment in GSI, $4.0 million for the investment in Waste Pro, Inc., $3.6 million for the investment in Daily Candy, Inc., $3.2 million for the investment in Industrial Container Services, Inc., and $3.0 million for the investment in Varel. The most significant changes in unrealized depreciation were $10.5 million for the investment in MPBP Holdings, Inc., $10.0 million for the investment in FirstLight Financial Corporation, $8.0 million for the investment in Wear Me Apparel, LLC, $7.2 million for the investment in Universal Trailer Corporation ("Universal"), $5.6 million for the investment in Primis Marketing Group, Inc., $5.0 million for the investment in Making Memories Wholesale, Inc. ("Making Memories") and $3.2 million for the investment in WasteQuip, Inc. The reversal of prior period not unrealized appreciation was primarily due to the reversal for the appreciation of $5.6 million for the investment in GSI and $4.0 million for the investment in Varel offset by the reversal of depreciation of $8.3 million for the investment in Berkline.

              For the year ended December 31, 2006, the Company's investments had a decrease in net unrealized gains/losses of $14.6 million, which was comprised of $9.2 million in unrealized appreciation, $8.9 million in unrealized depreciation and $14.9 million relating to the reversal of prior period net unrealized appreciation. The most significant changes in net unrealized appreciation were the unrealized appreciation for the investment in CICQ of $4.0 million, the unrealized appreciation for the investment in Universal of $3.4 million and the unrealized appreciation for the investment in Varel of $1.0 million, offset by the unrealized depreciation of $6.5 million for the investment in Berkline and unrealized depreciation of $2.4 million for the investment in Making Memories. The reversal of the prior period net unrealized appreciation was primarily due to the reversal of the appreciation of $13.3 million for the investment in CICQ.

              For the year ended December 31, 2005, the Company's investments had an increase in net unrealized gains/losses of $4.4 million, which was comprised of $15.5 million in unrealized appreciation, $6.8 million in unrealized depreciation and $4.3 million relating to the reversal of prior period unrealized net appreciation. The most significant changes in net unrealized appreciation were unrealized appreciation of $9.3 million for the investment in CICQ and $4.8 million for the investment in Reef, offset by the unrealized depreciation in Berkline of $1.8 million and Universal of $3.4 million. The reversal of the prior period net unrealized appreciation was primarily due to the reversal of the appreciation of $4.8 million for the investment in Reef which was realized during 2005.

Net Increase in Stockholders' Equity Resulting From Operations

              Net increase in stockholders' equity resulting from operations for the year ended December 31, 2007 was $90.8 million. Based on the weighted average shares outstanding during the year ended December 31, 2007, our net increase in stockholders' equity resulting from operations per common share was $1.37 for the year ended December 31, 2007.

              Net increase in stockholders' equity resulting from operations for the year ended December 31, 2006 was $69.7 million. Based on the weighted average shares outstanding during the year ended December 31, 2006, our net increase in stockholders' equity resulting from operations per common share was $1.61 for the year ended December 31, 2006.

              Net increase in stockholders' equity resulting from operations for the year ended December 31, 2005 was $41.9 million. Based on the weighted average shares outstanding during the year ended December 31, 2005, our net increase in stockholders' equity resulting from operations per common share was $1.78 for the year ended December 31, 2005.

FINANCIAL CONDITION, LIQUIDITY, AND CAPITAL RESOURCES

              Since the Company's inception, the Company's liquidity and capital resources have been generated primarily from the net proceeds of our initial public offering and subsequent add-on public offerings of common stock, the Debt Securitization, advances from the CP Funding Facility and the Revolving Credit Facility, as well as cash flows from operations.

              We expect to continue to raise new capital in order to fund our investment objective by issuing both debt and equity securities in the future, amending our Facilities and/or recycling lower yielding investments. However, the terms of any future debt and equity issuances, amendments or our ability to recycle cannot be determined and there can be no assurances that the debt or equity markets, amendments to our Facilities or the ability to recycle will be achievable to us on terms we deem acceptable or that our cost of capital will not increase.

 Equity Offerings

              The following table summarizes the total shares issued and proceeds we received net of underwriting and offering costs for the years ended December 31, 2007, 2006 and 2005 (in millions, except per share amounts):

	Shares issued	Offering price per share	Proceeds net of underwriting and offering costs
August 2007 public offering	2.6	$16.30	$42.3
April 2007 public offering	15.5	$17.97	267.2
February 2007 public offering	1.4	$19.95	27.2
Underwriters over-allotment option related to December 2006 public offering	0.4	$18.50	7.5

Total for the year ended December 31, 2007	20.0		$344.2
December 2006 public offering	2.7	$18.50	$49.8
July 2006 public offering	10.8	$15.67	162.0

Total for the year ended December 31, 2006	13.5		$211.8
October 2005 public offering	14.5	$15.46	$213.5
March 2005 public offering	12.1	$16.00	183.9

Total for the year ended December 31, 2005	26.6		$397.4

              Part of the proceeds from our public offerings in 2007, 2006 and 2005 were used to repay outstanding indebtedness. The remaining unused portions of the proceeds from our public offerings were used to fund investments in portfolio companies in accordance with our investment objective and strategies and market conditions.

              As of December 31, 2007, total market capitalization for the Company was $1.1 billion compared to $994.4 million as of December 31, 2006.

Debt Capital Activities

              Our debt obligations consisted of the following as of December 31, 2007 and 2006 (in millions):

	December 31, 2007	December 31, 2006
Revolving Credit Facility	$282.5	$193.0
CP Funding Facility	85.0	15.0
Debt Securitization	314.0	314.0

	$681.5	$522.0

              The weighted average interest rate and weighted average maturity of all our outstanding borrowings as of December 31, 2007 were 5.66% and 6.9 years, respectively.

              The weighted average interest rate and weighted average maturity of all our outstanding borrowings as of December 31, 2006 were 6.06% and 9.0 years, respectively.

              The ratio of total debt outstanding to stockholders' equity as of December 31, 2007 was 0.60:1:00 compared to 0.61:1.00 as of December 31, 2006.

              A summary of our contractual payment obligations as of December 31, 2007 are as follows (in millions):

	Payments Due by Period
	Total	Less than 1 year	1-3 years	4-5 years	After 5 years
Revolving Credit Facility	$282.5	$—	$282.5	$—	$—
CP Funding Facility	85.0	85.0	—	—	—
Debt Securitization	314.0	—	—	—	314.0

Total Debt	$681.5	$85.0	$282.5	$—	$314.0

              On November 3, 2004, through our wholly owned subsidiary, Ares Capital CP Funding LLC ("Ares Capital CP"), we entered into a revolving credit facility (the "CP Funding Facility") that, as amended, allows Ares Capital CP to issue up to $350.0 million of variable funding certificates ("VFC").

              Under the CP Funding Facility, funds are loaned to Ares Capital CP by or through Wachovia Capital Markets, LLC at prevailing commercial paper rates, or, if the commercial paper market is at any time unavailable, at prevailing LIBOR rates, plus, in each case, an applicable spread. The funds are used for the simultaneous purchase by Ares Capital CP from the Company of loan investments originated or otherwise acquired by the Company. Through this simultaneous purchase from the Company by Ares Capital CP with funds obtained by Ares Capital CP from the CP Funding Facility, the Company is able to obtain the benefits of the CP Funding Facility.

              As part of the CP Funding Facility, we are subject to limitations as to how borrowed funds may be used including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings as well as regulatory restrictions on leverage which may affect the amount of funds that Ares Capital CP may obtain. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early amortization of the CP Funding Facility, limit further advances under the CP Funding Facility and in some cases, could be an event of default. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the CP Funding Facility. The CP Funding Facility expires on October 8, 2008 unless extended prior to such date with the consent of the lender. If the CP Funding Facility is not extended, any principal amounts then outstanding will be amortized over a 24 month period through a termination date of October 6, 2010. Additionally, we are also required to pay a commitment fee (as described below) for any unused portion of the CP Funding Facility.

              The interest rate charged on the CP Funding Facility is based on the commercial paper rate plus 1.00% and payable quarterly. On October 18, 2007, we entered into an amendment to increase the interest rate charged on the CP Funding Facility from the commercial paper rate plus 0.70% to the commercial paper rate plus 1.00%. As of December 31, 2007, the commercial paper rate was 5.114%. The commitment fee for unused portions of the credit facility ranges from 0.10% to 0.125%, depending on funding levels. The available amount for borrowing under the CP Funding Facility is $350.0 million (see Note 8 to the consolidated financial statements for more detail on the CP Funding Facility arrangement). As of December 31, 2007 and March 11, 2008, there was $85.0 million outstanding under the CP Funding Facility.

              On December 28, 2005, we entered into the Revolving Credit Facility with the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, together with various supporting documentation, including a guarantee and security agreement. On November 13, 2007, the lenders entered into an amendment that increased the aggregate principal amount available for borrowing from $350.0 million to $510.0 million at any one time outstanding and up to a maximum of $765.0 million if we fully exercise the "accordian" feature of the Revolving Credit Facility. As of December 31, 2007, the aggregate principal amount of commitments under the Revolving Credit Facility was $510.0 million.

The Revolving Credit Facility provides also for issuing letters of credit. The Revolving Credit Facility is a five-year revolving facility (with a stated maturity date of December 28, 2010) and with certain exceptions is secured by substantially all of the assets in our portfolio (other than investments held by Ares Capital CP under the CP Funding Facility and investments held by ARCC CLO under the Debt Securitization (as defined below)).

              Subject to certain exceptions, the interest rate payable under the Revolving Credit Facility is 100 basis points over LIBOR and the commitment fee for unused portions of the credit facility is 0.20%.

              Under the Revolving Credit Facility, we have made certain representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining a certain minimum stockholders' equity, (e) maintaining a ratio of total assets (less total liabilities) to total indebtedness, of Ares Capital and its subsidiaries, of not less than 2.0:1.0, (f) maintaining minimum liquidity, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of Ares Capital and its subsidiaries.

              In addition to the asset coverage ratio described above, borrowings under the Revolving Credit Facility (and the incurrence of certain other permitted debt) will be subject to compliance with a borrowing base that will apply different advance rates to different types of assets in our portfolio. The Revolving Credit Facility also includes an "accordion" feature that allows us to increase the size of the Revolving Credit Facility to a maximum of $765.0 million under certain circumstances. The Revolving Credit Facility also includes usual and customary events of default for senior secured revolving credit facilities of this nature.

              The total outstanding committed amount for borrowing under the Revolving Credit Facility is $510.0 million. As of December 31, 2007 and March 11, 2008, there was $282.5 million and $450.2 million outstanding, respectively, under the Revolving Credit Facility. The Revolving Credit Facility expires on December 28, 2010.

              On July 7, 2006, through our newly formed, wholly owned Delaware subsidiary, ARCC CLO 2006 LLC ("ARCC CLO"), we completed a $400.0 million debt securitization (the "Debt Securitization") where approximately $314.0 million principal amount of asset-backed notes (including $50.0 million revolving notes, all of which have been drawn down as of September 30, 2007) (the "CLO Notes") were issued to third parties and secured by a pool of middle market loans that have been purchased or originated by the Company. We retained approximately $86.0 million of certain BBB and non-rated securities in the debt securitization (the "Retained Notes"). The blended pricing of the CLO Notes, excluding fees, is approximately 3-month LIBOR plus 34 basis points. The Debt Securitization is an on-balance-sheet financing for the Company. As of December 31, 2007 and March 11, 2008, $314.0 million was outstanding under the Debt Securitization (not including the Retained Notes). The CLO Notes mature on December 20, 2019.

              In July 2007, we received a long-term issuer rating of Baa3 from Moody's Investor Service and a long-term counterparty credit rating from Standard & Poor's Ratings Service of BBB, which we believe will provide access to broader financing sources and further diversify our capital raising alternatives.

OFF BALANCE SHEET ARRANGEMENTS

              As of December 31, 2007, the Company had committed to make a total of approximately $323.6 million of investments in various revolving senior secured loans. As of December 31, 2007, $244.4 million was unfunded. Included within the $323.6 million commitment in revolving secured loans is a commitment to issue up to $11.0 million in standby letters of credit through a financial intermediary on behalf of certain portfolio companies. Under these arrangements, the Company would be required to make payments to third-party beneficiaries if the portfolio companies were to default on their related payment obligations. As of December 31, 2007, the Company had $8.8 million in standby letters of credit issued and outstanding on behalf of the portfolio companies, of which no amounts were recorded as a liability. Of these letters of credit, $1.3 million expire on June 10, 2013, $500,000 expire on August 31, 2010, $4.6 million expire on February 28, 2009 and $2.4 million expire on September 30, 2008. These letters of credit may be extended under substantially similar terms for additional one-year terms at the Company's option until the Revolving Credit Facility, under which the letters of credit were issued, matures on December 28, 2010.

              As of December 31, 2007, the Company was subject to subscription agreements to fund up to $111.8 million of equity commitments, substantially all at the discretion of the Company in private equity investment partnerships. As of December 31, 2007, $1.3 million was funded to these partnerships.

              As of December 31, 2006, the Company had committed to make a total of approximately $174.0 million of investments in various revolving senior secured and subordinated loans. As of December 31, 2006, $117.0 million was unfunded. Additionally, $129.8 million of the $174.0 million in commitments extended beyond the maturity date of our Revolving Credit Facility. Included within the $174.0 million in commitments in revolving secured and subordinated loans were commitments to issue up to $3.8 million in standby letters of credit through a financial intermediary on behalf of certain portfolio companies. Under these arrangements, the Company would be required to make payments to third-party beneficiaries if the portfolio companies were to default on their related payment obligations. As of December 31, 2006, the Company had $2.8 million in standby letters of credit issued and outstanding on behalf of the portfolio companies, of which no amounts were recorded as a liability.

              As of December 31, 2006, the Company was subject to a subscription agreement to fund up to $10.0 million of equity commitments, substantially all at the discretion of the Company in a private equity investment partnership. As of December 31, 2006, $225,000 was funded to this partnership.

              We intend to fund these commitments and prospective investment opportunities with existing cash, through cash flow from operations before new investments, through borrowings under our Facilities or other long-term debt agreements, or through the sale or issuance of new equity capital.

Quantitative And Qualitative Disclosures About Market Risk

              We are subject to financial market risks, including changes in interest rates and the valuations of our investment portfolio.

Interest Rate Risk

              Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. Because we fund a portion of our investments with borrowings, our net investment income is affected by the spread between the rate at which we invest and the rate at which we borrow. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

              As of December 31, 2007, approximately 36% of the investments at fair value in our portfolio were at fixed rates while approximately 52% were at variable rates and 12% were non-interest earning. In addition, the Debt Securitization, the CP Funding Facility and the Revolving Credit Facility all feature variable rates.

              We regularly measure our exposure to interest rate risk. We assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. Based on that review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

              On January 7, 2005, we entered into a costless collar agreement in order to manage the exposure to changing interest rates related to the Company's fixed rate investments. The costless collar agreement was for a notional amount of $20 million, has a cap of 6.5%, a floor of 2.72% and matures in 2008. The costless collar agreement allows us to receive an interest payment when the 3-month LIBOR exceeds 6.5% and obligates us to pay an interest payment when the 3-month LIBOR is less than 2.72%. The costless collar resets quarterly based on the 3-month LIBOR. As of December 31, 2007, the 3-month LIBOR was 4.70%. As of December 31, 2007, this agreement had no fair value.

              While hedging activities may mitigate our exposure to adverse fluctuations in interest rates, certain hedging transactions that we may enter into in the future, such as interest rate swap agreements, may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments.

              Based on our December 31, 2007 balance sheet, the following table shows the impact on net income of base rate changes in interest rates assuming no changes in our investment and borrowing structure (in millions).

Basis Point Change	Interest Income	Interest Expense	Net Income
Up 300 basis points	$24.4	$20.4	$4.0
Up 200 basis points	$16.3	$13.6	$2.7
Up 100 basis points	$8.1	$6.8	$1.3
Down 100 basis points	$(8.1)	$(6.8)	$(1.3)
Down 200 basis points	$(16.3)	$(13.6)	$(2.7)
Down 300 basis points	$(24.4)	$(20.4)	$(4.0)

Portfolio Valuation

              Investments for which market quotations are readily available are valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued at fair value as determined in good faith by our board of directors based on the input of our management and audit committee. In addition, the board of directors currently receives input from independent valuation firms that have been engaged at the direction of the board to assist in the valuation of each portfolio investment at least once during a trailing 12 month period. The valuation process is conducted at the end of each fiscal quarter, with approximately a quarter of our valuations of portfolio companies subject to review by an independent valuation firm each quarter. The types of factors that the board may take into account in fair value valuation of our investments include, as relevant, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

              When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize.

              In addition, changes in the market environment, such as inflation, and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

              With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjuction with our portfolio management team.

  •
  Preliminary valuation conclusions are then documented and discussed with our management.

  •
  The audit committee of our board of directors reviews these preliminary valuations, as well as the input of an independent valuation firm with respect to the valuations of approximately a quarter of our portfolio companies.

  •
  The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our management and audit committee and independent valuation firms.

SENIOR SECURITIES

              Information about our senior securities is shown in the following tables as of each fiscal year ended December 31 since the Fund commenced operations, unless otherwise noted. The report of our independent registered public accounting firm on the senior securities table of December 31, 2004, 2005, 2006 and 2007 is attached as an exhibit to the registration statement of which this prospectus is a part. The "—" indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Debt Securitization
Fiscal 2007	$314,000,000	$1,220.95	$—	N/A
Fiscal 2006	$274,000,000	$1,499.51	$—	N/A
CP Funding Facility
Fiscal 2007	$85,000,000	$330.07	$—	N/A
Fiscal 2006	$15,000,000	$82.09	$—	N/A
Fiscal 2005	$18,000,000	$32,645.12	$—	N/A
Fiscal 2004	$55,500,000	$3,877.62	$—	N/A
Revolving Credit Facility
Fiscal 2007	$282,528,056	$1,098.58	$—	N/A
Fiscal 2006	$193,000,000	$1,056.23	$—	N/A
Fiscal 2005	$—	$—	$—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit. In order to determine the specific Asset Coverage Per Unit for each of the Debt Securitization, CP Funding Facility and the Revolving Credit Facility, the total Asset Coverage Per Unit was divided based on the amount outstanding at the end of the period for each.

(3)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)
Not applicable, as senior securities are not registered for public trading.

BUSINESS

GENERAL

              Ares Capital is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a BDC under the Investment Company Act. We were founded in April 2004 and completed our initial public offering on October 8, 2004. Ares Capital's investment objective is to generate both current income and capital appreciation through debt and equity investments. We primarily invest in U.S. middle market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive. However, we may from time to time invest in larger companies.

              We invest primarily in first and second lien senior loans and long-term mezzanine debt. First and second lien senior loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. These loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of or be junior to other security interests. Mezzanine debt is subordinated to senior loans and is generally unsecured. In some cases, we may also receive warrants or options in connection with our debt instruments. Our investments have generally ranged between $10 million and $50 million each, although the investment sizes may be more or less than the targeted range and are expected to grow with our capital availability. We also, to a lesser extent, make equity investments in private middle market companies. These investments have generally been less than $10 million each but may grow with our capital availability and are usually made in conjunction with loans we make to these companies. In addition, the proportion of these investments will change over time given our views on, among other things, the economic and credit environment we are operating in. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may syndicate a portion of such amount to third parties prior to closing such investment, such that we make a smaller investment than what was reflected in our original commitment.

              The first and second lien senior loans generally have stated terms of three to 10 years and the mezzanine debt investments generally have stated terms of up to 10 years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. The debt that we invest in typically is not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service or lower than "BBB-" by Standard & Poor's Corporation). We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

              We believe that our investment adviser, Ares Capital Management, is able to leverage Ares' current investment platform, resources and existing relationships with financial sponsors, financial institutions, hedge funds and other investment firms to provide us with attractive investments. In addition to deal flow, the Ares investment platform assists our investment adviser in analyzing, structuring and monitoring investments. Ares' senior principals have worked together for many years and have substantial experience investing in senior loans, high yield bonds, mezzanine debt and private equity. The Company has access to the Ares staff of approximately 98 investment professionals and to the 94 administrative professionals employed by Ares who provide assistance in accounting, legal, compliance, technology and investor relations.

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior loans and mezzanine debt and, to a lesser extent, equity securities of private companies, we also may invest up to 30% of the portfolio in opportunistic investments. Such investments may include investments in high-yield bonds, debt and equity securities in collateralized debt obligation vehicles and distressed debt or equity securities of public companies. We expect that these public companies generally will have debt that are non-investment grade. As part of this 30% of the portfolio, we may also invest in debt of middle market companies located outside of the United States.

              In addition to making investments in the Ares Capital portfolio, we manage a senior debt fund, Ivy Hill Middle Market Credit Fund, Ltd. ("Ivy Hill"), which was established during 2007. Our wholly owned subsidiary, Ivy Hill Asset Management, L.P., manages Ivy Hill.

About Ares

              Ares is an independent international firm with approximately $20.0 billion of total committed capital and over 220 employees as of the date of this prospectus. Ares was founded in 1997 by a group of highly experienced investment professionals.

              Ares specializes in originating and managing assets in both the leveraged finance and private equity markets. Ares' leveraged finance activities include the acquisition and management of senior loans, high yield bonds, mezzanine and special situation investments. Ares' private equity activities focus on providing flexible, junior capital to middle market companies. Ares has the ability to invest across a capital structure, from senior secured floating rate debt to common equity.

              Ares is comprised of the following groups:

  •
  Capital Markets Group. The Ares Capital Markets Group currently manages a variety of funds and investment vehicles that have approximately $13.5 billion of committed capital, focusing primarily on syndicated senior secured loans, high yield bonds, distressed debt, other liquid fixed income investments and other publicly traded debt securities.

  •
  Private Debt Group. The Ares Private Debt Group manages the assets of Ares Capital and ACE. The Private Debt Group focuses primarily on non-syndicated first and second lien senior loans and mezzanine debt.

  •
  Private Equity Group. The Ares Private Equity Group manages ACOF, which currently has approximately $2.8 billion of total committed capital. ACOF generally makes private equity investments in companies in amounts substantially larger than the private equity investments anticipated to be made by Ares Capital. The Private Equity Group generally focuses on control-oriented equity investments in under-capitalized companies or companies with capital structure issues.

              Ares' senior principals have been working together as a group for many years and have an average of over 20 years of experience in leveraged finance, private equity, distressed debt, investment banking and capital markets. They are backed by a large team of highly-disciplined professionals. Ares' rigorous investment approach is based upon an intensive, independent financial analysis, with a focus on preservation of capital, diversification and active portfolio management. These fundamentals underlie Ares' investment strategy and have resulted in large pension funds, banks, insurance companies, endowments and high net worth individuals investing in Ares funds.

Ares Capital Management

              Ares Capital Management, our investment adviser, is served by a dedicated origination and transaction development team of 31 investment professionals led by our President, Michael Arougheti, and the partners of Ares Capital Management, Eric Beckman, Kipp deVeer, Mitchell Goldstein and Michael Smith. Ares Capital Management leverages off of Ares' entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares' investment professionals. Ares funds currently hold over 600 investments in over 30 different industries and have made investments in over 1,600 companies since inception. Ares Capital Management's investment committee has eight members, including Mr. Arougheti, several Ares Capital Management partners, and four founding members of Ares.

MARKET OPPORTUNITY

              We believe the environment for investing in middle-market companies is attractive for the following reasons:

  •
  We believe that many senior lenders have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions.

  •
  We believe there is increased demand among private middle market companies for primary capital. Many middle-market firms have faced increased difficulty raising debt in the capital markets, due to a continuing preference for larger size high yield bond and loan issuances.

  •
  We believe there is a large pool of uninvested private equity capital for middle market companies. We expect private equity firms will seek to leverage their investments by combining capital with senior secured loans and mezzanine debt from other sources.

  •
  We believe that current credit market dislocation has brought a reduction in competition, a widening of interest spreads, increasing fees and generally more conservative capital structures and deal terms.

COMPETITIVE ADVANTAGES

              We believe that we have the following competitive advantages over other capital providers to middle market companies:

Existing investment platform

              Ares currently manages approximately $20.0 billion of committed capital in the related asset classes of syndicated loans, high yield bonds, mezzanine debt and private equity. We believe Ares' current investment platform provides a competitive advantage in terms of access to origination and marketing activities and diligence for Ares Capital.

Seasoned management team

              John Kissick, Antony Ressler, Bennett Rosenthal and David Sachs are all founding members of Ares who serve on Ares Capital Management's investment committee. These professionals have an average of over 20 years experience in leveraged finance, including substantial experience in investing in leveraged loans, high yield bonds, mezzanine debt, distressed debt and private equity securities. In addition, our President, Michael Arougheti, leads a dedicated origination and transaction development team of 31 investment professionals, including Mr. Arougheti and the partners of Ares Capital Management, Eric Beckman, Kipp deVeer, Mitch Goldstein and Michael Smith. As a result of Ares' extensive investment experience and the history of its seasoned management team, Ares has developed a strong reputation in the capital markets. We believe that Ares' long history in the market and the extensive experience of the principals investing across market cycles provides Ares Capital Management with real competitive advantage in identifying, investing in, and managing a portfolio of investments in middle market companies.

Experience and focus on middle market companies

              Ares has historically focused on investments in middle market companies and we benefit from this experience. In sourcing and analyzing deals our investment adviser uses Ares' extensive network of relationships with intermediaries focused on middle market companies, including management teams, members of the investment banking community, private equity groups and other investment firms with whom Ares has had long-term relationships. We believe this network enables us to attract well-positioned prospective portfolio company investments. Our investment adviser works closely with the Ares investment professionals who oversee a portfolio of investments in over 600 companies and provide access to an extensive network of relationships and special insights into industry trends and the state of the capital markets.

Disciplined investment philosophy

              In making its investment decisions, our investment adviser has adopted Ares' long-standing, consistent investment approach that was developed over 16 years ago by its founders. Specifically, Ares Capital Management's investment philosophy, portfolio construction and portfolio management involve an assessment of the overall macroeconomic environment, financial markets and company-specific research and analysis. Our investment approach emphasizes capital preservation, low volatility and minimization of downside risk. Our investment adviser and members of our investment committee have significant experience investing across market cycles. In addition to engaging in extensive due diligence from the perspective of a long-term investor, Ares Capital Management's approach seeks to reduce risk in investments by focusing on:

  •
  Businesses with strong franchises and sustainable competitive advantages;

  •
  Industries with positive long-term dynamics;

  •
  Cash flows that are dependable and predictable;

  •
  Management teams with demonstrated track records and economic incentives;

  •
  Rates of return commensurate with the perceived risks; and

  •
  Securities or investments that are structured with appropriate terms and covenants.

Extensive industry focus

              We concentrate our investing activities in industries with a history of predictable and dependable cash flows and in which the Ares investment professionals historically have had extensive investment experience. Since its inception in 1997, Ares investment professionals have invested in over 1,600 companies in over 30 different industries. Ares' Capital Markets Group provides a large team of in-house analysts with significant expertise and relationships in industries in which we are likely to invest. Ares investment professionals have developed long-term relationships with management teams and management consultants in these industries, as well as substantial information concerning these industries and potential trends within these industries. The experience of Ares' investment professionals in investing across these industries throughout various stages of the economic cycle provides our investment adviser with access to ongoing market insights and favorable investment opportunities.

Flexible transaction structuring

              We are flexible in structuring investments, the types of securities in which we invest and the terms associated with such investments. The principals of Ares have extensive experience in a wide variety of securities for leveraged companies with a diverse set of terms and conditions. This approach and experience should enable our investment adviser to identify attractive investment opportunities throughout the economic cycle and across a company's capital structure so that we can make investments consistent with our stated objective. In addition, we have the ability to hold larger investments than many of our middle market competitors. The ability to underwrite, syndicate and hold larger investments (i) increases flexibility, (ii) potentially increases net fee income and earnings through syndication, (iii) broadens market relationships and deal flow and (iv) allows us to optimize portfolio composition. We also focus on acting as agent for or leading many of our investments. In these situations we tend to have (i) greater control over deal terms, pricing and structure and (ii) a closer relationship with issuers leading to more active portfolio management.

OPERATING AND REGULATORY STRUCTURE

              Our investment activities are managed by Ares Capital Management and supervised by our board of directors, a majority of whom are independent of Ares and its affiliates. Ares Capital Management is an investment adviser that is registered under the Advisers Act. Under our investment advisory and management agreement, we have agreed to pay Ares Capital Management an annual base management fee based on our total assets (other than cash and cash equivalents, but including assets purchased with borrowed funds), and an incentive fee based on our performance. See "Management—Investment Advisory and Management Agreement."

              As a BDC, we are required to comply with certain regulatory requirements. For example, we would not generally be permitted to invest in any portfolio company in which Ares or any of its affiliates currently has an investment (although we may co-invest on a concurrent basis with funds managed by Ares, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures). Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC and we have currently determined not to pursue obtaining such an order.

              Also, while we are permitted to finance investments using debt, our ability to use debt is limited in certain significant respects. We borrow funds to make additional investments. See "Regulation." We have elected to be treated for federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Code. See "Material U.S. Federal Income Tax Considerations."

INVESTMENTS

Ares Capital Corporation portfolio

              We have created a diversified portfolio that includes first and second lien senior loans and mezzanine debt by investing a range of $10 million to $50 million of capital, on average, although the investment sizes may be more or less and depending on capital availability, are expected to grow. We also, to a lesser extent, make equity investments in private middle market companies. These investments have generally been less than $10 million each but may grow with our capital availability and are usually made in conjunction with loans we make to these companies. In addition, the proportion of these investments will change over time given our views on, among other things, the economic and credit environment we are operating in. In connection with our investing activities, we may make commitments with respect to indebtedness or securities of a potential portfolio company substantially in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may syndicate a portion of such amount to third parties prior to closing such investment, such that we make a smaller investment than what was reflected in our original commitment. In addition to originating investments, we may acquire investments in the secondary market.

              Structurally, mezzanine debt usually ranks subordinate in priority of payment to senior loans and is often unsecured. However, mezzanine debt ranks senior to common and preferred equity in a borrowers' capital structure. Typically, mezzanine debt has elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior loans, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to its higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine debt generally earns a higher return than senior secured debt. The warrants associated with mezzanine debt are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula.

              In making an equity investment, in addition to considering the factors discussed below under "Investment Selection," we also consider the anticipated timing of a liquidity event, such as a public offering, sale of the company or redemption of our equity securities.

              Our principal focus is investing in first and second lien senior loans and mezzanine debt and, to a lesser extent, equity capital, of middle market companies in a variety of industries. We generally target companies that generate positive cash flows. Ares has a staff of 98 investment professionals who specialize in specific industries. We generally seek to invest in companies from the industries in which Ares' investment professionals have direct expertise. The following is a representative list of the industries in which Ares has invested.

  •
  Aerospace and Defense

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  Airlines

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  Broadcasting/Cable

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  Cargo Transport

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  Chemicals

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  Consumer Products

  •
  Containers/Packaging

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  Education

  •
  Energy

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  Environmental Services

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  Farming and Agriculture

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  Financial

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  Food and Beverage

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  Gaming

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  Health Care

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  Homebuilding

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  Lodging and Leisure

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  Manufacturing

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  Metals/Mining

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  Paper and Forest Products

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  Printing/Publishing/Media

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  Retail

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  Restaurants

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  Supermarket and Drug

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  Technology

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  Utilities

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  Wireless and Wireline Telecom

              However, we may invest in other industries if we are presented with attractive opportunities.

              The industry and geographic compositions of the portfolio at fair value at December 31, 2007 and December 31, 2006 were as follows:

	December 31
Industry
	2007	2006
Health Care	17.1	14.4%
Financial	9.9	5.6
Business Services	8.5	4.7
Printing/Publishing/Media	7.3	9.5
Education	6.9	5.1
Retail	6.5	6.0
Beverage/Food/Tobacco	6.2	4.3
Other Services	5.8	7.5
Consumer Products	5.6	8.0
Environmental Services	4.9	5.4
Manufacturing	4.7	7.7
Restaurants	4.2	6.4
Containers/Packaging	2.7	6.7
Aerospace and Defense	2.5	2.1
Computers/Electronics	2.0	1.8
Health Clubs	1.9	—
Grocery	1.5	—
Cargo Transport	0.8	1.0
Homebuilding	0.5	0.8
Telecommunications	0.5	—
Broadcasting/Cable	—	2.1
Farming and Agriculture	—	0.9

Total	100.0%	100.0%

	December 31
Geographic Region
	2007	2006
Mid-Atlantic	22.9%	29.4%
Midwest	22.6	19.2
West	19.0	21.6
Southeast	18.3	21.3
International	12.7	2.8
Northeast	4.5	5.7

Total	100.0%	100.0%

              As a result of regulatory restrictions, we are not permitted to invest in any portfolio company in which Ares or any affiliate currently has an investment (although we may co-invest on a concurrent basis with funds managed by Ares, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures). Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC and we have currently determined not to pursue obtaining such an order.

              In addition to such investments, we may invest up to 30% of the portfolio in opportunistic investments in high-yield bonds, debt and equity securities in collateralized debt obligation vehicles, distressed debt or equity securities of public companies. We expect that these public companies generally will have debt that is non-investment grade. We also may invest in debt of middle market companies located outside of the United States.

 Managed funds portfolio

              On November 19, 2007, we established a middle market credit fund, Ivy Hill, which is managed by Ivy Hill Asset Management, L.P. in exchange for a 0.50% management fee on the average total assets of Ivy Hill. Ivy Hill primarily invests in first and second lien bank debt of middle market companies. Ivy Hill was initially funded with $404.0 million of capital including a $56.0 million investment by the Company consisting of $40.0 million of Class B notes and $16.0 million of subordinated notes.

              Ivy Hill purchased $133.0 million of investments from the Company in the fourth quarter of 2007 and may from time to time, buy additional investments from the Company.

INVESTMENT SELECTION

              Ares' investment philosophy was developed over the past 16 years and has remained consistent throughout a number of economic cycles. In managing the Company, Ares Capital Management employs the same investment philosophy and portfolio management methodologies used by the investment professionals of Ares in Ares' private investment funds.

              Ares Capital Management's investment philosophy and portfolio management construction involve:

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  an assessment of the overall macroeconomic environment and financial markets;

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  company-specific research and analysis; and

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  with respect to each individual company, an emphasis on capital preservation, low volatility and minimization of downside risk.

              The foundation of Ares' investment philosophy is intensive credit investment analysis, a strict sales discipline based on both market technicals and fundamental value-oriented research, and diversification strategy. Ares Capital Management follows a rigorous process based on:

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  a comprehensive analysis of issuer creditworthiness, including a quantitative and qualitative assessment of the issuer's business;

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  an evaluation of management;

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  an analysis of business strategy and industry trends; and

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  an in-depth examination of capital structure, financial results and projections.

              Ares Capital Management seeks to identify those issuers exhibiting superior fundamental risk-reward profiles and strong defensible business franchises while focusing on relative value of the security across the industry as well as for the specific issuer.

Intensive due diligence

              The process through which Ares Capital Management makes an investment decision involves extensive research into the target company, its industry, its growth prospects and its ability to withstand adverse conditions. If the senior investment professional responsible for the transaction determines that an investment opportunity should be pursued, Ares Capital Management will engage in an intensive due diligence process. Approximately 30-40% of the investments initially reviewed proceed to this phase. Though each transaction will involve a somewhat different approach, the regular due diligence steps generally to be undertaken include:

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  meeting with management to get an insider's view of the business, and to probe for potential weaknesses in business prospects;

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  checking management backgrounds and references;

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  performing a detailed review of historical financial performance and the quality of earnings;

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  visiting headquarters and company operations and meeting top and middle level executives;

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  contacting customers and vendors to assess both business prospects and standard practices;

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  conducting a competitive analysis, and comparing the issuer to its main competitors on an operating, financial, market share and valuation basis;

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  researching the industry for historic growth trends and future prospects (including Wall Street research, industry association literature and general news);

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  assessing asset value and the ability of physical infrastructure and information systems to handle anticipated growth; and

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  investigating legal risks and financial and accounting systems.

Selective investment process

              Ares Capital Management employs Ares' long-standing, consistent investment approach, which is focused on selectively narrowing investment opportunities through a process designed to identify the most attractive opportunities. Ares reviews and analyzes numerous investment opportunities on behalf of its funds to determine which investments should be consummated.

              After an investment has been identified and diligence has been completed, a credit research and analysis report is prepared. This report will be reviewed by the senior investment professional in charge of the potential investment. If such senior and other investment professionals are in favor of the potential investment, then it is first presented to an underwriting committee which is comprised of Mr. Arougheti and the partners of Ares Capital Management. If the underwriting committee approves of the potential investment it is then presented to the investment committee.

              After the investment is approved by the underwriting committee, a more extensive due diligence process is employed by the transaction team, consisting of primary due diligence on the investment. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys, independent accountants, and other third party consultants and research firms prior to the closing of the investment, as appropriate on a case by case basis. Approximately 7-10% of all investments initially reviewed by the underwriting committee will be presented to the investment committee. Approval of an investment for funding generally requires the consensus of the investment committee including a majority of the members of Ares serving on the investment committee. However, the portfolio managers of Ares Capital Management are responsible for the day-to-day management of the Company's portfolio.

Investment structure

              Once we have determined that a prospective portfolio company is suitable for investment, we work with the management of that company and its other capital providers, including senior, junior, and equity capital providers, to structure an investment. We negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company's capital structure. Approximately 5% of the investments initially reviewed eventually result in the issuance of formal commitments.

Debt investments

              We invest in portfolio companies primarily in the form of first and second lien senior loans and long-term mezzanine debt. The first and second lien senior loans generally have terms of three to 10 years. We generally obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of the first and second lien senior loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company.

              We structure our mezzanine investments primarily as unsecured, subordinated loans that provide for relatively high, fixed interest rates that provide us with significant current interest income. The mezzanine debt investments generally have terms of up to 10 years. These loans typically have interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine debt. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt or defer payments of interest (or at least cash interest) for the first few years after our investment. Also, in some cases our mezzanine debt will be collateralized by a subordinated lien on some or all of the assets of the borrower.

              In some cases our debt investments may provide for a portion of the interest payable to be payment-in-kind interest. To the extent interest is payment-in-kind, it will be payable through the increase of the principal amount of the loan by the amount of interest due on the then-outstanding aggregate principal amount of such loan.

              In the case of our first and second lien senior loans and mezzanine debt, we tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that aims to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we will seek, where appropriate, to limit the downside potential of our investments by:

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  requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

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  incorporating "put" rights and call protection into the investment structure; and

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  negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

              In general, we require financial covenants and terms that require an issuer to reduce leverage, thereby enhancing credit quality. These methods include: (i) maintenance leverage covenants requiring a decreasing ratio of debt to cash flow; (ii) maintenance cash flow covenants requiring an increasing ratio of cash flow to the sum of interest expense and capital expenditures; and (iii) debt incurrence prohibitions, limiting a company's ability to re-lever. In addition, limitations on asset sales and capital expenditures should prevent a company from changing the nature of its business or capitalization without consent.

              Our debt investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Warrants we receive with our debt may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the portfolio company, upon the occurrence of specified events. In many cases, we also obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

Equity investments

              Our equity investments may consist of preferred equity that is expected to pay dividends on a current basis or preferred equity that does not pay current dividends. Preferred equity generally has a preference over common equity as to dividends and distributions on liquidation. In some cases, we may acquire common equity. In general, our equity investments are not control-oriented investments and in many cases we acquire equity securities as part of a group of private equity investors in which we are not the lead investor. With respect to preferred or common equity investments, these investments have generally been less than $10 million each but may grow with our capital availability and are usually made in conjunction with loans we make to these companies. In many cases, we will also obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

ONGOING RELATIONSHIPS WITH AND MONITORING OF PORTFOLIO COMPANIES

              Ares Capital Management closely monitors each investment we make, maintains a regular dialogue with both the management team and other stakeholders and seeks specifically tailored financial reporting. In addition, senior investment professionals of Ares sometimes take board seats or obtain board observation rights. As of December 31, 2007, of the 76 funded portfolio companies Ares Capital Management had board seats or board observation rights on more than 38% of the operating companies in our portfolio.

              Post-investment, in addition to covenants and other contractual rights, Ares seeks to exert significant influence through board participation, when appropriate, and by actively working with management on strategic initiatives. Ares often introduces managers of companies in which they have invested to other portfolio companies to capitalize on complementary business activities and best practices.

              In addition to various risk management and monitoring tools, our investment adviser grades all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended to reflect the performance of the portfolio company business, the collateral coverage of the investments and other factors considered relevant.

              Under this system, investments with a grade of 4 involve the least amount of risk in our portfolio. The portfolio company is performing above expectations and the trends and risk factors are generally favorable, including a potential exit. Investments graded 3 involve a level of risk that is similar to the risk at the time of origination. The portfolio company is performing as expected and the risk factors are neutral to favorable. All new investments are initially graded 3. Investments graded 2 involve a portfolio company performing below expectations and indicates that the investment risk has increased materially since origination. The portfolio company may be out of compliance with debt covenants, however, payments are generally not more than 120 days past due. For investments graded 2, we increase procedures to monitor the portfolio company and we will write down the fair value of the investment if it is deemed to be impaired. An investment grade of 1 indicates that the portfolio company is performing materially below expectations and that the investment risk has substantially increased since origination. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Investments graded 1 are not anticipated to be repaid in full and we will reduce the fair market value of the investment to the amount we anticipate will be recovered. The investment adviser employs half-point increments to reflect underlying trends in portfolio company operating or financial performance, as well as the general outlook. As of December 31, 2007, the weighted average investment grade of the investments in our portfolio was 3.0 and two loans were past due or on non-accrual.

MANAGERIAL ASSISTANCE

              As a BDC, we offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services.

COMPETITION

              Our primary competitors to provide financing to middle market companies include public and private funds, commercial and investment banks, commercial financing companies and private equity funds. Many of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as a BDC. We use the industry information of Ares' investment professionals to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we believe that the relationships of the members of Ares Capital Management's investment committees and of the senior principals of Ares, enable us to learn about, and compete effectively for, financing opportunities with attractive middle market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see "Risk Factors—Risks Relating to our Business—We operate in a highly competitive market for investment opportunities."

STAFFING

              We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Ares Capital Management and Ares Administration, pursuant to the terms of the management agreement and the administration agreement. Each of our executive officers described under "Management" is an employee of Ares Administration and/or Ares Capital Management. Our day-to-day investment operations are managed by our investment adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by Ares Capital Management. Including Michael Arougheti, our President, Ares Capital Management has 31 investment professionals who focus on origination and transaction development and the ongoing monitoring of our investments. See "Management—Investment Advisory and Management Agreement." In addition, we reimburse Ares Administration for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including our allocable portion of the cost of our officers and their respective staffs. See "Management—Administration Agreement."

PROPERTIES

              We do not own any real estate or other physical properties materially important to our operation. Our headquarters are currently located at 280 Park Avenue, 22nd Floor, Building East, New York, New York 10017. We rent office space directly from a third party pursuant to a lease that expires on February 27, 2011. In addition, we have entered into a sublease with Ares Management LLC whereby Ares Management LLC subleases approximately 25% of the office space for a fixed rent equal to 25% of the basic annual rent payable by us under the lease, plus certain additional costs and expenses.

LEGAL PROCEEDINGS

              Neither we nor Ares Capital Management are currently subject to any material legal proceedings.

PORTFOLIO COMPANIES

              Our investment adviser employs an investment rating system to categorize our investments. See "Business—Ongoing Relationships With and Monitoring of Portfolio Companies." As of December 31, 2007, the weighted average investment grade of the debt in our portfolio was 3.0. As of December 31, 2007, the weighted average yield of debt and income producing equity securities in our portfolio was approximately 11.68% (computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount on accruing debt divided by (b) total debt and income producing equity securities at fair value).

              The following table describes each of the businesses included in our portfolio and reflects data as of December 31, 2007. Percentages shown for class of investment securities held by us represent percentage of the class owned and do not necessarily represent voting ownership. Percentages shown for equity securities, other than warrants or options, represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own assuming we exercise our warrants or options before dilution.

              We have indicated by footnote portfolio companies where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are presumed to be controlled by us under the Investment Company Act and companies that represent portfolio companies where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or where we hold one or more seats on the portfolio company's board of directors and, therefore, are deemed to be an affiliated person under the Investment Company Act. We directly or indirectly own less than 5% of the outstanding voting securities of all other portfolio companies (or have no other affiliations with such portfolio companies) listed on the table. We offer to make significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies' boards of directors.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
PORTFOLIO COMPANIES
As of December 31, 2007

Company	Industry	Investment	Interest(1)	Maturity	% of Class Held	Fair Value
3091779 Nova Scotia Inc. 2700 Matheson Blvd. East, Ste. 800, East Tower Mississauga, Ontario L4W 4V9, Canada	Baked goods manufacturer	Junior secured loan Common stock warrants	11.50%	11/3/2012	2.25%	$ $	14,021,000 —	(2)
Abingdon Investments Limited(32) P. O. Box 44 Dorey Court, Admiral Park St. Peter Port Guernsey GYI 3BG	Investment company	Ordinary shares			9.49%		$7,745,166
ADF Capital, Inc. & ADF Restaurant Group, LLC 165 Passaic Avenue Suite 301 Fairfield, NJ 07004	Restaurant owner and operator	Senior secured revolving loan Senior secured revolving loan Senior secured loan Senior secured loan Senior secured loan Promissory note Common stock warrants	8.88% (Libor + 3.50%/Q) 9.75% (Base Rate + 2.50%/D) 13.88% (Libor + 8.50%/Q) 13.88% (Libor + 8.50%/Q) 13.88% (Libor + 8.50%/Q) 10.00% PIK	11/27/2013 11/27/2013 11/27/2012 11/27/2012 11/27/2012 11/27/2016	45.70%	$ $ $ $ $ $ $	2,000,000 2,236,726 19,606,317 990,000 14,053,683 10,725,191 —	(3) (3) (2)
American Broadband Communications, LLC and American Broadband Holding Company 401 North Tryon 10th Floor Charlotte, NC 28208	Broadband communication services	Senior subordinated loan Common stock warrants Senior secured revolving loan	8.00% cash, 8.00% PIK —	11/7/2014 11/7/2014	17.00%	$ $ $	9,327,115 — —	(2) (4)
American Renal Associates, Inc. 5 Cherry Hill Drive, Suite 120 Danvers, MA 01923	Dialysis provider	Senior secured loan Senior secured loan Senior secured loan Senior secured loan Senior secured loan Senior secured loan Senior secured loan Senior secured revolving loan	8.36% (Libor+ 3.25%/S) 8.45% (Libor + 3.25%/Q) 9.00% (Base Rate + 1.75%/D) 8.36% (Libor + 3.25%/S) 9.00% (Base Rate + 1.75%/D) 8.36% (Libor + 3.25%/S) 8.48% (Libor + 3.25%/Q) —	12/31/2010 12/31/2010 12/31/2010 12/31/2011 12/31/2011 12/31/2011 12/31/2011 12/31/2010		$ $ $ $ $ $ $ $	2,131,147 16,393 196,721 5,770,491 27,868 261,997 2,619,971 —	(5)
American Residential Services, LLC 860 Ridge Lake Blvd A3-1860 Memphis, TN 38120	Plumbing, heating and air-conditioning services	Junior secured loan	10.00% Cash, 2.00% PIK	4/1/2015			$20,101,111

AP Global Holdings, Inc. 1043 N. 47th Avenue Phoenix, Arizona 85043	Safety and security equipment manufacturer	Senior secured loan	9.73% (Libor + 4.50%/M)	10/26/2013				$20,000,000
Apogee Retail, LLC 1387 Cope Ave E Maplewood, MN 55109	For-profit thrift retailer	Senior secured loan Senior secured loan Senior secured loan Senior secured revolving loan	10.39% (Libor + 5.25%/S) 10.39% (Libor + 5.25%/S) 10.39% (Libor + 5.25%/S) —	3/27/2012 3/27/2012 3/27/2012 3/27/2012			$ $ $ $	9,373,422 19,850,000 11,910,000 —	(6)
Apple & Eve, LLC and US Juice Partners, LLC(32) PO Box K Roslyn, NY 11576	Juice manufacturer	Senior secured revolving loan Senior secured revolving loan Senior secured loan Senior secured loan Senior units	10.93% (Libor + 6.00%/M) 10.93% (Libor + 6.00%/M) 10.93% (Libor + 6.00%/M) 10.93% (Libor + 6.00%/M)	10/5/2013 10/5/2013 10/5/2013 10/5/2013	11.65%		$ $ $ $ $	1,846,000 1,000,000 33,915,000 11,970,000 5,000,000	(7) (7)
Arrow Group Industries, Inc. 1680 Route 23 North Wayne, NJ 07470	Residential and outdoor shed manufacturer	Senior secured loan	10.20% (Libor + 5.00%/Q)	4/1/2010				$5,616,000
Athletic Club Holdings, Inc. 5201 East Tudor Road Anchorage, AK 99504	Premier health club operator	Senior secured loan Senior secured loan Senior secured loan Senior secured loan Senior secured loan Senior secured loan Senior secured revolving loan	9.63% (Libor + 4.5%/Q) 9.63% (Libor + 4.5%/Q) 9.47% (Libor + 4.50/Q) 9.47% (Libor + 4.50/Q) 10.75% (Libor + 3.50%/Q) 10.75% (Libor + 3.50%/Q) —	10/11/2013 10/11/2013 10/11/2013 10/11/2013 10/11/2013 10/11/2013 10/11/2013			$ $ $ $ $ $ $	29,423,559 4,488,339 50,125 7,646 26,316 4,015 —	(8)
AWTP, LLC 2080 Lunt Avenue Elk Grove Village, IL 60007	Water treatment services	Junior secured loan Junior secured loan	13.43% (Libor + 8.50%/Q) 13.43% (Libor + 8.50%/Q)	12/23/2013 12/23/2013			$ $	1,612,343 12,061,413
Badanco Enterprises, Inc. 994 Riverview Drive Totowa, NJ 07512	Luggage manufacturer	Senior secured revolving loan Senior secured loan Senior secured loan Senior secured loan	10.50% (Base Rate + 3.25%/D) 10.50% (Base Rate + 3.25%/D) 9.37% (Libor + 4.50%/M) 9.39% (Libor + 4.50%/B)	1/24/2012 1/24/2012 1/24/2012 1/24/2012			$ $ $ $	2,150,000 312,500 5,937,500 4,375,000	(9)
Best Brands Corporation 1765 Yankee Doodle Road Eagan, MN 55121	Baked goods manufacturer	Junior secured loan Junior secured loan	17.23% (Libor + 12.00%/Q) 17.23% (Libor + 12.00%/Q)	6/30/2013 6/30/2013			$ $	27,115,461 12,168,314
Canon Communications LLC 11444 W. Olympic Blvd. Los Angeles, CA 90064	Print publications services	Junior secured loan Junior secured loan Junior secured loan	11.60% (Libor + 6.75%/M) 11.60% (Libor + 6.75%/M) 11.60% (Libor + 6.75%/M)	11/30/2011 11/30/2011 11/30/2011			$ $ $	7,525,000 4,250,000 12,000,000
Capella Healthcare, Inc. Two Corporate Center, Suite 200 501 Corporate Center Drive Franklin, TN 37067	Acute care hospital operator	Junior secured loan Junior secured loan	10.34% (Libor + 5.50%/Q) 10.34% (Libor + 5.50%/Q)	11/30/2013 11/30/2013			$ $	19,000,000 30,000,000
Captive Plastics, Inc. 251 Circle Drive North Piscataway, NJ 08854	Plastics container manufacturer	Junior secured loan Junior secured loan	12.34% (Libor + 7.25%/Q) 12.34% (Libor + 7.25%/Q)	2/28/2012 2/28/2012			$ $	3,500,000 12,000,000
Charter Baking Company, Inc. 3300 Walnut Street Unit C Boulder, CO 80301	Baked goods manufacturer	Preferred stock			3.00%			$2,499,998
Courtside Acquisition Corp. 1700 Broadway New York, NY 10019	Community newspaper publisher	Senior subordinated loan	15.00% PIK	6/29/2014				$32,279,694
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC(32) 8901 Farrow Rd Columbia, SC 29203	Healthcare information management services
Senior secured revolving loan
Senior secured revolving loan
Senior secured revolving loan
Senior secured loan
Senior secured loan
Senior secured loan
Senior secured loan
Senior secured loan
Senior secured loan
Preferred stock
Common stock
Common stock
		Senior secured revolving loan
10.38% (Libor + 5.00%/Q)
10.25% (Libor + 5.00%/M)
10.15% (Libor + 5.00%/Q)
10.38% (Libor + 5.00%/S)
10.38% (Libor + 5.00%/S)
10.25% (Libor + 5.00%/M)
10.25% (Libor + 5.00%/M)
10.15% (Libor + 5.00%/Q)
10.15% (Libor + 5.00%/Q)

			—	6/15/2013 6/15/2013 6/15/2013 6/15/2013 6/15/2013 6/15/2013 6/15/2013 6/15/2013 6/15/2013 6/17/2013	20.00 5.90 20.00	% % %	$ $ $ $ $ $ $ $ $ $ $ $ $	810,000 810,000 810,000 13,000,000 4,000,000 6,500,000 2,000,000 19,500,000 6,000,000 6,000,000 4,000,003 — —	(10) (10) (10) (11)
Daily Candy, Inc.(32) c/o Pilot Group LP 745 Fifth Avenue, 24th Floor New York, NY 10151	Internet publication provider	Senior secured loan Senior secured loan Senior secured loan Senior secured loan Senior secured loan Senior secured loan Common stock Common stock warrants	9.72% (Libor + 5.00%/S) 9.72% (Libor + 5.00%/S) 9.72% (Libor + 5.00%/S) 9.72% (Libor + 5.00%/S) 9.84% (Libor + 5.00%/Q) 9.84% (Libor + 5.00%/Q)	5/29/2009 5/29/2009 5/29/2009 5/29/2009 5/29/2009 5/29/2009	5.00 5.00	% %	$ $ $ $ $ $ $ $	497,406 11,629,133 4,520 105,674 2,836 66,298 4,085,000 4,514,997	(2)
Direct Buy Holdings, Inc. and Direct Buy Investors LP(32) 8450 Broadway Merrillville, IN 46410	Membership-based buying club franchisor and operator from the manufacturer	Senior secured loan Partnership interests	9.74% (Libor + 4.50%/M)	11/30/2012	19.31%		$ $	2,400,000 10,000,000
Diversified Collection Services, Inc. 333 North Canyons Pkwy. Livermore, CA 94551	Collections services	Senior secured loan Senior secured loan Senior secured loan Senior secured loan Preferred stock Common stock	10.60% (Libor + 5.75%/M) 10.60% (Libor + 5.75%/M) 13.35% (Libor + 8.50%/M) 13.35% (Libor + 8.50%/M)	2/4/2011 2/4/2011 8/4/2011 8/4/2011	0.56 0.68	% %	$ $ $ $ $ $	760,744 4,260,167 1,358,781 5,271,219 — —

DSI Renal, Inc. 511 Union Street Suite 1800 Nashville, TN 37219	Dialysis provider	Senior subordinated note Senior subordinated note Senior secured revolving loan Senior secured revolving loan Senior secured revolving loan	12.00% Cash, 2.00% PIK 12.00% Cash, 2.00% PIK 10.25% (Base Rate + 3.00%/D) 8.19% (Libor + 3.00%/Q) 8.13% (Libor + 3.00%/Q)	4/7/2014 4/7/2014 3/31/2013 3/31/2013 3/31/2013			$ $ $ $ $	53,932,626 11,576,507 3,024,000 1,440,000 1,296,000	(12) (12) (12)
ELC Acquisition Corporation 2 Lower Ragsdale Drive Monterey, CA 93940	Developer, manufacturer and retailer of educational products	Senior secured revolving loan Senior secured loan Junior secured loan	9.18% (Libor + 3.75%/Q) 9.18% (Libor + 3.75%/Q) 12.11% (Libor + 7.00%/Q)	11/29/2012 11/30/2012 11/29/2013			$ $ $	2,707,304 354,578 8,333,333	(13)
Emerald Performance Materials, LLC 2020 Front Street, Suite 100 Cuyahoga Falls, OH 44221	Polymers and performance materials manufacturer	Senior secured loan Senior secured loan Senior secured loan	9.00% (Base Rate + 1.75%/D) 10.75% (Base Rate + 3.50%/D) 13.00%	5/22/2011 5/22/2011 5/22/2011			$ $ $	10,164,115 1,522,742 4,422,077
Encanto Restaurants, Inc. c/o Harvest Partners, Inc. 280 Park Avenue, 33rd Floor New York, NY 10017	Restaurant owner and operator	Junior secured loan Junior secured loan	7.50% Cash, 3.50% PIK 7.50% Cash, 3.50% PIK	8/2/2013 8/2/2013			$ $	24,352,333 1,014,681
Equinox EIC Partners, LLC and MUA Management(33) Company, Ltd. 1750 W. Broadway St. #222 Oviedo, FL 32765	Medical school operator	Senior secured revolving loan Senior secured revolving loan Senior secured revolving loan Senior secured revolving loan Senior secured loan Senior secured loan Senior secured loan Common membership interest	11.36% (Libor + 6.00%/Q) 12.75% (Base Rate + 5.00%/D) 12.75% (Base Rate + 5.00%/D) 11.24% (Libor + 6.00%/Q) 10.86% (Libor + 6.00%/Q) 11.11% (Libor + 6.00%/Q) 11.21% (Libor + 6.00%/Q)	12/31/2012 12/31/2012 12/31/2012 12/31/2012 12/31/2012 12/31/2012 12/31/2012	26.27%		$ $ $ $ $ $ $ $	3,000,000 3,138,503 2,000,000 2,000,000 5,474,738 14,112,565 7,450,000 15,000,000	(14) (14) (15) (15)
Firstlight Financial Corporation(32) 1700 E. Putnum Ave. Old Greenwich, CT 06870	Investment company	Senior subordinated loan Common stock Common stock	10.00% PIK	12/31/2016	20.00 100.00	% %	$ $ $	64,944,323 7,500,000 22,500,000
GCA Services Group, Inc. 300 Four Falls Corporate Center, Suite 650 West Conshohocken, PA 19428	Custodial services	Senior secured loan Senior secured loan	12.00% 12.00%	12/31/2011 12/31/2011			$ $	30,000,000 12,000,000
GG Merger Sub I, Inc. 12120 Sunset Hills Road, Suite 600 Reston, VA 20190	Drug testing services	Senior secured loan	9% (Libor + 4.00%/S)	12/13/2014				$23,330,000
Growing Family, Inc. and GFH Holdings, LLC 3613 Mueller Road Saint Charles, MO 63301	Photography services	Senior secured revolving loan Senior secured revolving loan Senior secured loan Senior secured loan Senior secured loan Senior secured loan Senior secured loan Senior secured loan Common stock	8.02% (Libor + 3.00%/Q) 8.26% (Libor + 3.00%/Q) 8.56% (Libor + 3.50%/Q) 8.56% (Libor + 3.50%/Q) 8.47% (Libor + 3.50%/Q) 8.47% (Libor + 3.50%/Q) 10.97% (Libor + 6.00%/Q) 10.97% (Libor + 6.00%/Q)	3/16/2011 3/16/2011 3/16/2011 3/16/2011 3/16/2011 3/16/2011 3/16/2011 3/16/2011	1.77%		$ $ $ $ $ $ $ $ $	480,000 732,000 352,272 9,259,728 67,728 1,780,272 3,147,309 45,834 90,002	(16) (16)
HB&G Building Products P.O. Box 589 Troy, AL 36081	Synthetic and wood product manufacturer	Senior subordinated loan Common stock Common stock warrants	13.00% cash, 3.00% PIK	3/7/2011	2.40 3.90	% %	$ $ $	8,839,106 376,447 326,255	(2)
ILC Industries, Inc. 105 Wilbur Place Bohemia, NY 11716	Industrial products provider	Junior secured loan	11.50%	8/24/2012				$12,000,000
Imperial Capital Group, LLC(32) 2000 Avenue of the Stars, 9th Floor S Los Angeles, CA 90067	Investment banking services	Common units Common units Common units			5.00 5.00 4.99	% % %	$ $ $	14,997,160 2,526 315
Industrial Container Services, LLC 1540 Greenwood Avenue Montebello, CA 90640	Industrial container manufacturer, reconditioner and servicer	Senior secured revolving loan Senior secured revolving loan Senior secured loan Senior secured loan Senior secured loan Common stock	10.25% (Base Rate + 3.00%/D) 8.93% (Libor + 4.00%/M) 8.93% (Libor + 4.00%/M) 8.93% (Libor + 4.00%/M) 8.93% (Libor + 4.00%/M)	9/30/2011 9/30/2011 9/30/2011 9/30/2011 9/30/2011	11.41%		$ $ $ $ $ $	1,858,696 4,130,435 5,896,523 989,873 15,160,594 5,000,004	(17) (17)
Innovative Brands, LLC 4729 East Union Hills Drive, Suite #103 Phoenix, AZ 85050	Consumer products and personal care manufacturer	Senior secured loan Senior secured loan	11.13% 11.13%	9/22/2011 9/22/2011			$ $	12,837,500 11,880,000
Instituto de Banca y Comercio, Inc. Calle Santa Ana 1660 Santurce, PR 00909-2309	Private school operator	Senior secured revolving loan Senior secured loan Senior secured loan Senior secured revolving loan	8.10% (Libor + 3.00%/M) 9.96% (Libor + 5.00%/Q) 9.96% (Libor + 5.00%/Q) —	3/15/2014 3/15/2014 3/15/2014 3/15/2014			$ $ $ $	1,125,000 12,377,500 11,940,000 —	(18) (19)
Investor Group Services, LLC(32) 2020 Front Street, Suite 100 Boston, MA 02116	Financial services	Senior secured loan Limited liability company membership interest Senior secured revolving loan	12.00% —	6/23/2011 6/26/2011	10.00%		$ $ $	1,000,000 — —	(20)
Ivy Hill Middle Market Credit Fund, Ltd.(33) 280 Park Avenue, 22nd Floor East New York, NY 10017	Investment company	Class B deferrable interest notes Subordinated notes	11.00% (Libor + 6.00%/Q)	11/20/2018 11/20/2018	25.00%		$ $	40,000,000 16,000,000
The Kenan Advantage Group, Inc. 4895 Dressler Road, N.W. #100 Canton, OH 44718	Fuel transportation provider	Senior subordinated notes Senior secured loan Preferred stock Common stock Senior secured revolving loan	9.50% cash, 3.50% PIK 7.58% (Libor + 2.75%/Q) —	12/16/2013 12/16/2011 12/16/2011	1.15 1.04	% %	$ $ $ $ $	9,524,320 2,205,022 1,292,984 35,993 —	(21)

Lakeland Finance, LLC 590 Peter Jefferson Parkway, Suite 30 Charlottesville, VA 22911	Private school operator	Senior secured note Senior secured note	11.50% 11.50%	12/15/2012 12/15/2012			$ $	18,000,000 15,000,000
LVCG Holdings LLC(33) 4265 W Sunset Rd Las Vegas, NV 89118	Commercial printer	Membership interests			56.53%			$6,600,000
Mactec, Inc. 1105 Sanctuary Parkway, Suite 300 Alpharetta, GA 30004	Engineering and environmental services	Common stock Common stock			0.01 0.01	% %	$ $	334 115,444
Making Memories Wholesale, Inc.(32) 1168 West 500 North Centerville, UT 84014	Scrapbooking branded products manufacturer	Senior secured loan Senior subordinated loan Preferred stock Senior secured revolving loan	9.75% (Base Rate + 2.50%/D) 12.00% cash, 4.00% PIK —	3/31/2011 5/6/2012 3/31/2011	9.64%		$ $ $ $	7,125,000 6,802,200 — —	(22)
Miller Heiman, Inc. 10509 Professional Circle, Suite 100 Reno, NV 89521	Sales consulting services	Senior secured loan Senior secured loan Senior secured revolving loan	8.31% (Libor + 3.25%/Q) 8.58% (Libor + 3.75%/Q) —	6/6/2010 6/6/2012 6/6/2010			$ $ $	1,427,901 3,976,803 —	(23)
MPBP Holdings, Inc., Cohr Holdings, Inc. and MPBP Acquisition Co., Inc. 21540 Plummer Street Chatsworth, CA 91311	Healthcare equipment services	Junior secured loan Junior secured loan Common stock	11.53% (Libor + 6.25%/Q) 11.53% (Libor + 6.25%/Q)	1/31/2014 1/31/2014	2.90%		$ $ $	15,000,000 9,000,000 2,500,000
MWD Acquisition Sub, Inc. 680 Hehli Way PO Box 69 Mondovi, WI 54755	Dental services	Junior secured loan	11.57% (Libor + 6.25%/Q)	5/3/2013				$5,000,000
National Print Group, Inc. 2464 Amicola Highway Chattanooga, TN 37406	Printing management services	Senior secured revolving loan Senior secured revolving loan Senior secured loan Senior secured loan Senior secured loan Senior secured loan Preferred stock	9.75% (Base Rate + 2.50%/D) 8.75% (Libor + 3.50%/M) 8.33% (Libor + 3.50%/Q) 8.58% (Libor + 3.50%/Q) 12.09% (Libor + 7.00%/B) 11.96% (Libor + 7.00%/Q)	3/2/2012 3/2/2012 3/2/2012 3/2/2012 3/2/2012 3/2/2012 3/2/2012	10.94%		$ $ $ $ $ $ $	834,692 1,369,565 4,774,539 5,110,685 406,132 349,802 2,000,000	(24) (24)
NPA Acquisition, LLC c/o Transportation Resources Partners, L.P. 2555 Telegraph Rd. Bloomfield Hills, MI 48302	Powersport vehicle auction operator	Junior secured loan Common units	12.50% (Base Rate + 5.25%/D)	2/24/2013	1.94%		$ $	12,000,000 1,500,000
OnCURE Medical Corp. 610 Newport Center Drive, Suite 650 Newport Beach, CA 92660	Radiation oncology care provider	Senior subordinated note Common stock Senior secured revolving loan	11.00% Cash, 1.50% PIK 9.25% (Libor + 3.50%/Q)	8/18/2013 8/23/2008	3.30%		$ $ $	26,056,205 3,000,000 —	(25)
Partnership Capital Growth Fund I, L.P. One Embarcadero, Suite 3810 San Francisco, CA 94111	Investment partnership	Limited partnership interest			25.00%			$1,317,082
Pillar Holdings LLC and PHL Holding Co.(32) 7420 E. Pinnacle Peak Road Suite124 Scottsdale, AZ 85255	Mortgage services	Senior secured revolving loan Senior secured loan Common stock	10.37% (Libor + 5.50%/M) 10.33% (Libor + 5.50%/Q)	11/20/13 11/20/13	9.66%		$ $ $	500,000 55,000,000 4,000,000	(26)
Planet Organic Health Corp. 7917 - 104 Street Edmonton Alberta Canada TGE 4E1	Organic grocery store operator	Senior secured loan Senior secured loan Senior subordinated loan Senior secured revolving loan	10.45% (Libor + 5.50%/Q) 10.45% (Libor + 5.50%/Q) 11.00% Cash, 2.00% PIK —	7/3/2014 7/3/2014 7/3/2012 7/3/2014			$ $ $ $	7,000,000 10,500,000 9,332,430 —	(27)
Primis Marketing Group, Inc. and Primis Holdings, LLC(32) c/o Pcap Managers, LLC 75 State Street, 26th Floor Boston, MA 02109	Database marketing services	Senior subordinated note Preferred units Common units	11.00% Cash, 2.50% PIK	2/27/2013	8.02 7.38	% %	$ $ $	8,586,770 — —
Prommis Solutions, LLC, E-Default Services, LLC, Statewide Tax and Title Services, LLC & Statewide Publishing Services, LLC (formerly known as MR Processing Holding Corp.) 1544 Old Alabama Road Roswell, GA 30076	Bankruptcy and foreclosure processing services	Senior subordinated notes Senior subordinated notes Preferred stock	11.50% Cash, 2.00% PIK 11.50% Cash, 2.00% PIK	2/23/2014 2/23/2014	3.30%		$ $ $	21,557,337 29,522,650 4,500,000
Qualitor, Inc. 24800 Denso Drive, Suite 255 Southfield, MI 48034	Automotive aftermarket components supplier	Senior secured loan Junior secured loan	9.08% (Libor + 4.25%/Q) 12.08% (Libor + 7.25%/Q)	12/31/2011 6/30/2012			$ $	1,774,785 5,000,000
R2 Acquisition Corp. Modern Media Building 207 NW Park Ave Portland, OR 97209	Marketing services	Common stock Senior secured revolving loan	—	5/29/2013	0.33%		$ $	250,000 —	(28)
RedPrairie Corporation c/o Francisco Partners 2882 Sand Hill Road, Suite 280 Menlo Park, CA 94045	Software manufacturer	Junior secured loan Junior secured loan	11.39% (Libor + 6.50%/Q) 11.39% (Libor + 6.50%/Q)	1/20/2013 1/20/2013			$ $	6,500,000 12,000,000
Reflexite Corporation(33) 120 Darling Drive Avon, CT 06001	Developer and manufacturer of high-visibility reflective products	Common stock			36.01%			$54,666,494
Savers, Inc. and SAI Acquisition Corporation 11400 SE 6th St. Suite 220 Bellevue, WA 98004	For-profit thrift retailer	Senior subordinated notes Common stock	10.00% cash, 2.00% PIK	8/11/2014	1.87%		$ $	28,281,392 4,500,000

Saw Mill PCG Partners LLC 31005 Solon Road Solon, OH 44139	Precision components manufacturer	Common units			2.57%			$400,000
Shoes for Crews, LLC 1400 Centerpark Blvd., Suite 310 West Palm Beach, FL 33401	Safety footwear and slip-related mats	Senior secured revolving loan Senior secured loan Senior secured loan	9.25% (Base Rate + 2.00%/D) 7.72% (Libor + 3.00%/S) 9.25% (Base Rate + 2.00%/D)	7/6/2010 7/6/2010 7/6/2010			$ $ $	2,333,333 970,875 74,683	(29)
Sigma International Group, Inc. 700 Goldman Drive Cream Ridge, NJ 08514	Water treatment parts manufacturer	Junior secured loan Junior secured loan Junior secured loan Junior secured loan Junior secured loan Junior secured loan	12.37% (Libor + 7.50%/Q) 12.37% (Libor + 7.50%/Q) 12.73% (Libor + 7.50/M) 12.73% (Libor + 7.50/M) 12.29% (Libor + 7.50%/S) 12.29% (Libor + 7.50%/S)	10/10/13 10/10/13 10/10/13 10/10/13 10/10/13 10/10/13			$ $ $ $ $ $	1,833,333 4,000,000 2,750,000 6,000,000 916,667 2,000,000
Summit Business Media, LLC 375 Park Avenue New York, NY 10152-0002	Business media consulting services	Junior secured loan	11.85% (Libor + 7.00%/M)	11/3/2013				$10,000,000
The Teaching Company, LLC and The Teaching Company Holdings, Inc. 4151 Lafayette Center Drive, No. 100 Chantilly, VA 20151	Education publications provider	Senior secured loan Preferred stock Common stock	10.50%	9/29/2012	3.64 3.64	% %	$ $ $	28,000,000 3,995,924 4,105
Thermal Solutions LLC and TSI Group, Inc. 94 Tide Mill Road Hampton, NH 03842	Thermal management and electronics packaging manufacturer	Senior secured loan Senior secured loan Senior subordinated notes Senior subordinated notes Senior subordinated notes Preferred stock Common stock	10.50% (Base Rate + 3.25%/D) 10.00% (Base Rate + 2.75%/D) 11.50% cash, 2.75% PIK 11.50% cash, 2.75% PIK 11.50% cash, 2.50% PIK	3/27/2012 3/27/2011 3/27/2012 3/27/2012 3/27/2013	1.32 1.06	% %	$ $ $ $ $ $ $	2,752,490 1,164,276 2,016,523 3,184,843 2,516,567 693,482 14,164
Things Remembered, Inc. and TRM Holdings Corporation 5500 Avion Park Drive Highland Heights, OH 44143	Personalized gifts retailer	Senior secured loan Senior secured loan Senior secured loan Senior secured loan Senior secured loan Preferred stock Common stock Senior secured revolving loan	9.95% (Libor + 4.75%/M) 11.00% (Base Rate + 3.75%/D) 11.20% (Libor + 6.00%/M) 11.20% (Libor + 6.00%/M) 11.20% (Libor + 6.00%/M) —	9/29/2012 9/29/2012 9/29/2012 9/29/2012 9/29/2012 9/29/2012	4.10 4.10	% %	$ $ $ $ $ $ $ $	4,632,000 120,000 14,000,000 14,000,000 7,200,000 1,800,000 200,000 —	(30)
The Thymes, LLC(33) 629 9th Street SE Minneapolis, MN 55414	Cosmetic products manufacturer	Preferred stock Common stock	8.00% PIK		70.34 70.34	% %	$ $	7,188,536 —
Triad Laboratory Alliance, LLC 4380 Federal Drive, Suite 100 Greensboro, NC 27410	Laboratory services	Senior subordinated loan Senior secured loan Senior secured loan	12.00% cash, 1.75% PIK 8.08% (Libor + 3.25%/Q) 8.08% (Libor + 3.25%/Q)	12/23/2012 12/23/2011 12/23/2011			$ $ $	15,090,532 6,174,000 2,646,000
Universal Lubricants, LLC 2820 N. Ohio Wichita, KS 67219	Oil lubricants manufacturer	Senior secured revolving loan	—	12/24/2012				$—	(31)
Universal Trailer Corporation(32) 11590 Century Blvd., Suite 103 Cincinnati, OH 45246	Livestock and specialty trailer manufacturer	Common stock Common stock warrants		5/15/2012	9.51 50.00	% %	$ $	484,711 215,289	(2)
VSS-Tranzact Holdings, LLC(32) 2200 Fletcher Avenue, 4th Floor Fort Lee, NJ 07024	Management Consulting Services	Common membership interest			8.51%			$10,000,000
Waste Pro USA, Inc. 2101 West State Road 434, Suite 315 Longwood, FL 32779	Waste management services	Senior subordinated loan Preferred stock Common stock warrants	11.50% 10.00% PIK	11/9/2013 11/9/2013	22.59 3.75	% %	$ $ $	25,000,000 15,000,000 3,999,999
Wastequip, Inc.(32) 25800 Science Park Drive, Suite 140 Beachwood, OH 44122	Waste management equipment manufacturer	Senior subordinated loan Common stock	12.00%	2/5/2015	5.34%		$ $	10,210,488 694,445
Wear Me Apparel, LLC(32) 31 W 34th Street New York, NY 10001-3009	Clothing manufacturer	Senior subordinated notes Common stock	12.60% cash, 1.00% PIK	4/2/2013	12.30%		$ $	22,559,191 2,000,000
X-rite, Incorporated 3100 44th Street SW Grandville, MI 49418	Artwork software manufacturer	Junior secured loan Junior secured loan	12.38% (Libor + 7.50%/Q) 12.38% (Libor + 7.50%/Q)	10/24/13 10/24/13			$ $	4,800,000 12,000,000

Total								$1,774,201,841

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset daily (D), monthly (M), bi-monthly (B), quarterly (Q) or semi-annually (S). For each such loan, we have provided the current interest rate in effect as of December 31, 2007.

(2)
Percentages shown for warrants or convertible preferred stock held represent the percentages of common stock we may own on a fully diluted basis, assuming we exercise our warrants or convert our preferred stock to common stock.

(3)
$763,274 of total commitment of $5,000,000 for the revolver remains unfunded as of December 31, 2007.

(4)
Total commitment of $15,000,000 remains unfunded as of December 31, 2007.

(5)
Total commitment of $3,278,689 remains unfunded as of December 31, 2007.

(6)
Total commitment of $19,505,495 remains unfunded as of December 31, 2007.

(7)
$9,654,000 of total commitment of $12,500,000 for the revolver remains unfunded as of December 31, 2007.

(8)
Total commitment of $10,000,000 remains unfunded as of December 31, 2007.

(9)
$5,350,000 of total commitment of $7,500,000 remains unfunded as of December 31, 2007.

(10)
$5,284,268 of total commitment of $9,000,000 for the revolver remains unfunded as of December 31, 2007.

(11)
Total commitment of $35,000,000 remains unfunded as of December 31, 2007.

(12)
$5,600,000 of total commitment of $12,000,000 for the revolver remains unfunded as of December 31, 2007.

(13)
$378,410 of total commitment of $3,085,714 for the revolver remains unfunded as of December 31, 2007.

(14)
$13,861,497 of total commitment of $20,000,000 for the revolver remains unfunded as of December 31, 2007.

(15)
$8,500,000 of total commitment of $12,500,000 for the revolver remains unfunded as of December 31, 2007.

(16)
$1,237,500 of total commitment of $2,500,000 for the revolver remains unfunded as of December 31, 2007.

(17)
$7,268,559 of total commitment of $15,695,652 for the revolver remains unfunded as of December 31, 2007.

(18)
$9,301,076 of total commitment of $15,000,000 for the revolver remains unfunded as of December 31, 2007.

(19)
Total commitment of $7,500,000 for the revolver remains unfunded as of December 31, 2007.

(20)
$2,000,000 of total commitment of $2,500,000 for the revolver remains unfunded as of December 31, 2007.

(21)
Total commitment of $1,612,903 remains unfunded as of December 31, 2007.

(22)
Total commitment of $333,333 remains unfunded as of December 31, 2007.

(23)
Total commitment of $1,057,705 remains unfunded as of December 31, 2007.

(24)
$3,274,004 of total commitment of $5,478,261 remains unfunded as of December 31, 2007.

(25)
Total commitment of $4,500,000 remains unfunded as of December 31, 2007.

(26)
$500,000 of total commitment of $5,000,000 remains unfunded as of December 31, 2007.

(27)
Total commitment of $2,500,000 remains unfunded as of December 31, 2007.

(28)
Total commitment of $8,000,000 remains unfunded as of December 31, 2007.

(29)
$6,000,001 of total commitment of $8,333,334 remains unfunded as of December 31, 2007.

(30)
Total commitment of $5,000,000 remains unfunded as of December 31, 2007.

(31)
Total commitment of $37,000,000 remains unfunded as of December 31, 2007.

(32)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities.

(33)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement).

              Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets as of December 31, 2007.

FirstLight Financial Corporation

              FirstLight Financial Corporation ("FirstLight") is a specialty finance company providing financing solutions to middle market clients. FirstLight has a focus on single tranche one stop financings and first and second lien financings for acquisitions, buyouts, recapitalizations and restructurings, with segment expertise in healthcare, media, telecommunications and energy.

MANAGEMENT

              Our business and affairs are managed under the direction of our board of directors. The responsibilities of the board of directors include, among other things, the quarterly valuation of our assets. The board of directors currently consists of five members, three of whom are not "interested persons" of Ares Capital as defined in Section 2(a)(19) of the Investment Company Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who will serve at the discretion of the board of directors. The board of directors maintains an audit committee and nominating committee, and may establish additional committees from time to time as necessary.

EXECUTIVE OFFICERS AND BOARD OF DIRECTORS

              Under our charter, our directors are divided into three classes. Each class of directors will hold office for a three year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

              Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Independent Directors
Douglas E. Coltharp	46	Director	2004	2008
Frank E. O'Bryan	74	Director	2005	2010
Eric B. Siegel	50	Director	2004	2010
Interested Directors
Robert L. Rosen	61	Director	2004	2009
Bennett Rosenthal	44	Chairman and Director	2004	2009

              The address for each director is c/o Ares Capital Corporation, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California, 90067.

Executive officers who are not directors

              Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Michael J. Arougheti	35	President
Richard S. Davis	49	Chief Financial Officer
Merritt S. Hooper	46	Secretary and Assistant Treasurer
Daniel F. Nguyen	36	Treasurer
Karen A. Tallman	50	Chief Compliance Officer
Michael D. Weiner	55	Vice President and General Counsel

              The address for each executive officer is c/o Ares Capital Corporation, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California, 90067.

Biographical information

Directors

              Our directors have been divided into two groups—interested directors and independent directors. Interested directors are interested persons as defined in the Investment Company Act.

Independent directors

              Douglas E. Coltharp, 46, has served as a director of the Company since 2004. Mr. Coltharp is a partner at Arlington Capital Advisors, a Birmingham-based investment banking and private equity firm. Prior to that, from November 1996 to May 2007, he was the Executive Vice President and Chief Financial Officer of Saks Incorporated. Prior to joining Saks Incorporated Mr. Coltharp spent ten years in the Corporate Finance Department of NationsBank (now known as Bank of America), most recently as Senior Vice President and head of the Southeast Corporate Finance Group headquartered in Atlanta. Mr. Coltharp holds a B.S. in Finance and Economics from Lehigh University in Bethlehem, Pennsylvania and an M.B.A. from the Wharton School, University of Pennsylvania, in Philadelphia, Pennsylvania. Mr. Coltharp also serves on the boards of directors of Stratus Technologies, Inc. and Under Armour, Inc.

              Frank E. O'Bryan, 74, has served as a director of the Company since 2005. Mr. O'Bryan served as Chairman of the Board of WMC Mortgage Company from 1997 to 2003 and as a Vice Chairman until 2004 when the company was sold to General Electric Corporation. Mr. O'Bryan served as Vice Chairman of Shearson/American Express Mortgage Corp. and as a Director of Shearson American Express from 1981 to 1985 and prior to that served as a Director and senior executive of Shearson Hayden Stone from 1979 to 1981. Mr. O'Bryan has been a Director of The First American Corporation since 1994. Since 2003 he has been a Director of Standard Pacific Corporation and a Director of Farmers & Merchants Bank. Mr. O'Bryan is a past member of the board of directors of both Damon Corporation and Grubb & Ellis.

              Eric B. Siegel, 50, has served as a director of the Company since 2004. Since 1995, Mr. Siegel has been an independent business consultant providing advice through a limited liability company owned by Mr. Siegel, principally with respect to acquisition strategy and structuring, and the subsequent management of acquired entities. Mr. Siegel is currently a member of the Advisory Board of and consultant to the Milwaukee Brewers Baseball Club and a Director and Chairman of the Executive Committee of El Paso Electric Company, an NYSE publicly traded utility company. Mr. Siegel is also a past member of the boards of directors of a number of public companies, including Kerzner International Ltd. until it went private in 2006. Mr. Siegel is a retired limited partner of Apollo Advisors, L.P. and Lion Advisors, L.P. Mr. Siegel is also a member of the Board of Trustees of the Marlborough School, where he also serves as Finance Chair, a member of the Board of Directors of the Friends of the Los Angeles Free Clinic and a board member of Reprise! Broadway's Best, a non-profit theatre organization. Mr. Siegel holds his Bachelor of Arts degree Summa Cum Laude and Phi Beta Kappa and law degree Order of the Coif from the University of California at Los Angeles.

Interested directors

              Robert L. Rosen, 61, has served as a director of the Company since 2004. Mr. Rosen is managing partner of RLR Capital Partners and RLR Focus Fund which invests principally in the securities of publicly traded North American companies. Mr. Rosen served from 2003 until 2005 as co-Managing Partner of Dolphin Domestic Fund II. In 1998, Mr. Rosen founded National Financial Partners ("NFP"), an independent distributor of financial services to high net worth individuals and small to medium-sized corporations. He served as NFP's CEO from 1998 to 2000 and as its Chairman until January 2002. From 1987 to the present, Mr. Rosen has been CEO of RLR Partners, LLC, a private investment firm with interests in financial services, healthcare, media and multi-industry companies. From 1989 to 1993 Mr. Rosen was Chairman and CEO of Damon Corporation, a leading healthcare and laboratory testing company that was ultimately sold to Quest Diagnostics. From 1983 to 1987, Mr. Rosen was Vice Chairman of Maxxam Group. Prior to that, Mr. Rosen spent twelve years at Shearson American Express in positions in research, investment banking and senior management, and for two years was Assistant to Sanford Weill, the then Chairman and CEO of Shearson. Mr. Rosen holds an MBA in finance from NYU's Stern School. Mr. Rosen also serves on the board of directors of Marietta Corporation. From time to time Ares Management is in discussions with Mr. Rosen regarding expanding his relationship with Ares Management. If those discussions were to bear fruit, Mr. Rosen may no longer be considered an "independent" director of Ares Capital. As a result, in an abundance of caution, we treat Mr. Rosen as an "interested person" of the Company as defined in section 2(a)(19) of the Investment Company Act. However, the Board may recharacterize Mr. Rosen as an "independent" director in the future if such discussions do not result in any relationships that would cause Mr. Rosen to be an "interested person."

              Bennett Rosenthal, 44, has served as Chairman and a director of the Company since 2004. Mr. Rosenthal is a founding member of Ares Management, a member of Ares and functions as a Senior Partner in the Private Equity Group. Since 1998, Mr. Rosenthal has also overseen all of Ares' mezzanine debt investments. Prior to joining Ares, Mr. Rosenthal was a Managing Director in the Global Leveraged Finance Group of Merrill Lynch and was responsible for originating, structuring and negotiating many leveraged loan and high yield financings. Mr. Rosenthal was also a senior member of Merrill Lynch's Leveraged Transaction Commitment Committee. Mr. Rosenthal is a member of the following boards of directors: AmeriQual Group LLC, Aspen Dental Management, Inc. and Hanger Orthopedic Group, Inc. He is also the Co-Chairman of the Board of Directors of National Bedding Company LLC (Serta). Mr. Rosenthal graduated summa cum laude with a BS in Economics from the University of Pennsylvania's Wharton School of Business where he also received his MBA with distinction. Mr. Rosenthal is an "interested person" of the Company as defined in section 2(a)(19) of the Investment Company Act because he is on the investment committee of Ares Capital Management, the Company's investment adviser, and is a member of Ares Partners Management Company LLC, the parent of Ares Management, the managing member of the investment adviser.

Executive officers who are not directors

              Michael J. Arougheti, 35, is President of the Company and joined Ares Management in May 2004 and is a member of Ares. Mr. Arougheti is also a Partner in the Private Debt Group of Ares and serves on the Investment Committee of Ares Capital Management and all Ares European Credit Funds. From 2001 to 2004, Mr. Arougheti was employed by Royal Bank of Canada, where he was a Managing Partner of the Principal Finance Group of RBC Capital Partners and a member of the firm's Mezzanine Investment Committee. At RBC Capital Partners, Mr. Arougheti oversaw an investment team that originated, managed and monitored a diverse portfolio of middle market leveraged loans, senior and junior subordinated debt, preferred equity, and common stock and warrants on behalf of RBC and other third-party institutional investors. Mr. Arougheti joined Royal Bank of Canada in October 2001 from Indosuez Capital, where he was a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. Mr. Arougheti sat on the firm's Investment Committee and was also active in the firm's private equity fund investment and fund of funds program. Prior to joining Indosuez in 1994, Mr. Arougheti worked at Kidder Peabody & Co., where he was a member of the firm's Mergers and Acquisitions Group advising clients in various industries, including natural resources, pharmaceuticals and consumer products. Mr. Arougheti has extensive experience in leveraged finance, including senior bank loans, mezzanine debt and private equity. He has worked on a range of transactions for companies in the consumer products, manufacturing, healthcare, retail and technology industries. Mr. Arougheti received a BA in Ethics, Politics and Economics, cum laude, from Yale University.

              Richard S. Davis, 49, is Chief Financial Officer of the Company and joined Ares Management in June 2006. From December 1997 to May 2006, Mr. Davis was with Arden Realty, Inc., a real estate investment trust and formerly the largest publicly traded office owner in Southern California, serving as its Executive Vice President, Chief Financial Officer from July 2000. From 1996 to 1997, Mr. Davis was with Catellus Development Corporation where he was responsible for accounting and finance for the asset management and development divisions. From 1985 to 1996, Mr. Davis served as a member of the audit staff of both KPMG LLP and Price Waterhouse LLP. Mr. Davis is a Certified Public Accountant in the states of California and Missouri and a member of the American Institute of CPAs. Mr. Davis received his Bachelor of Science Degree in Accounting from the University of Missouri at Kansas City.

              Merritt S. Hooper, 46, is Secretary and Assistant Treasurer of the Company. From July 2004 to March 2007, Ms. Hooper served as Treasurer of the Company and, from July 2004 to May 2007, as Vice President of Investor Relations of the Company. Ms. Hooper is a founding member of Ares Management and functions as Senior Vice President and Director of Investor Relations for all Ares funds as well as a senior investment analyst in the Capital Markets Group. Prior to Ares, Ms. Hooper was associated with Lion Advisors (an affiliate of Apollo Advisors) from 1991 to 1997 and worked as a senior credit analyst participating in both portfolio management and strategy. From 1987 until 1991, Ms. Hooper was with Columbia Savings and Loan, most recently as Vice President in the Investment Management Division. Ms. Hooper serves on the executive and investment boards of Cedars-Sinai Medical Center in Los Angeles. Ms. Hooper graduated from the University of California at Los Angeles (UCLA) with a BA in Mathematics and received her MBA in Finance from UCLA's Anderson School of Management.

              Daniel F. Nguyen, 36, is Treasurer of the Company and joined Ares Management in August 2000 and currently serves as its Chief Financial Officer. From 1996 to 2000, Mr. Nguyen was with Arthur Andersen LLP, where he was in charge of conducting business audits on numerous financial clients, performing due diligence investigation of potential mergers and acquisitions, and analyzing changes in accounting guidelines for derivatives. At Arthur Andersen LLP, Mr. Nguyen also focused on treasury risk management and on mortgage-backed securities and other types of structured financing. Mr. Nguyen graduated with a BS in Accounting from the University of Southern California's Leventhal School of Accounting and received an MBA in Global Business from Pepperdine University's Graziadio School of Business and Management. Mr. Nguyen also studied European business environment at Oxford University in England as part of the MBA curriculum. Mr. Nguyen is a CFA charterholder and a Certified Public Accountant.

              Karen A. Tallman, 50, is Chief Compliance Officer of the Company and joined Ares Management in June 2007. From April 2006 to June 2007, Ms. Tallman acted as counsel to Ares Management. Prior to joining Ares, Ms. Tallman was General Counsel of Continuum Commerce LLC, a direct response marketing firm. From 1997 to 2002, Ms. Tallman was General Counsel and Secretary of Merisel, Inc., a NASDAQ-listed computer products distributor, and served as Senior Vice President beginning in 2001. From 1992 to 1997, Ms. Tallman was employed by CB Commercial Real Estate Group, Inc., most recently in the positions of Vice President, Secretary and Senior Counsel. Previously, Ms. Tallman was a corporate attorney for nine years at the law firm of Skadden, Arps, Slate, Meagher & Flom LLP.

              Michael D. Weiner, 55, is Vice President and General Counsel of the Company. Mr. Weiner joined Ares Management in September 2006 as its Chief Legal Officer and General Counsel and currently serves as a member of Ares. Previously, Mr. Weiner served as general counsel to Apollo Management L.P. and had been an officer of the corporate general partners of Apollo since 1992. Prior to joining Apollo, Mr. Weiner was a partner in the law firm of Morgan, Lewis & Bockius specializing in corporate and alternative financing transactions, securities law and general partnership and corporate and regulatory matters. Mr. Weiner has served and continues to serve on the boards of directors of several corporations including Hughes Communications, Inc. and SkyTerra Communications, Inc.

Mr. Weiner graduated with a BS in Business and Finance from the University of California at Berkeley and a JD from the University of Santa Clara.

INVESTMENT COMMITTEE

              Information regarding the members of Ares Capital Management's investment committee is as follows:

Name	Age	Position
Michael J. Arougheti	35	President of the Company, Member of Investment Committee
R. Kipp deVeer	35	Member of Investment Committee, Portfolio Manager
Mitchell Goldstein	41	Member of Investment Committee, Portfolio Manager
John Kissick	66	Member of Investment Committee
Antony P. Ressler	47	Member of Investment Committee
Bennett Rosenthal	44	Chairman and Director of the Company, Member of Investment Committee
David Sachs	48	Member of Investment Committee
Michael L. Smith	36	Member of Investment Committee, Portfolio Manager

              The address for each member of Ares Capital Management's investment committee is c/o Ares Capital Corporation, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California, 90067.

Members of Ares Capital Management's investment committee who are not directors or officers of the Company

              R. Kipp deVeer—Mr. deVeer joined Ares Management in May 2004 and serves as a Partner in the Private Debt Group and on the Investment Committee of Ares Capital Management. Prior to joining Ares, Mr. deVeer was a partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm's middle market financing and principal investment business. Mr. deVeer joined RBC in October 2001 from Indosuez Capital, where he was Vice President in the Merchant Banking Group. Mr. deVeer has also worked at J.P. Morgan and Co., both in the Special Investment Group of J.P. Morgan Investment Management, Inc. and the Investment Banking Division of J.P. Morgan Securities Inc. Mr. deVeer received a BA from Yale University and an MBA from Stanford University's Graduate School of Business.

              Mitchell Goldstein—Mr. Goldstein joined Ares Management in May 2005 and serves as a Partner in the Private Debt Group and on the Investment Committee of Ares Capital Management. Prior to joining Ares, Mr. Goldstein worked at Credit Suisse First Boston, where he was a Managing Director in the Financial Sponsors Group. At CSFB, Mr. Goldstein was responsible for providing investment banking services to private equity funds and hedge funds with a focus on M&A and restructurings and capital raisings, including high yield, bank debt, mezzanine debt, and IPOs. Mr. Goldstein joined CSFB in 2000 at the completion of the merger with Donaldson Lufkin and Jenrette. From 1998 to 2000, Mr. Goldstein was at Indosuez Capital, where he was a member of the Investment Committee and a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. From 1993 to 1998, Mr. Goldstein worked at Bankers Trust, where he was responsible for financing and advising clients in various industries including media and telecommunications, consumer products, automotive and healthcare. Mr. Goldstein began his career as a CPA at Ernst & Young. Mr. Goldstein graduated summa cum laude from SUNY Binghamton with a BS in Accounting and received an MBA from Columbia Business School.

              John Kissick—Mr. Kissick is a founding member of Ares Management, a member of Ares and functions as a Senior Partner in the Private Equity Group. Mr. Kissick is a Senior Advisor to all funds in the Capital Markets Group and serves on the Investment Committee of Ares Capital Management and all Ares funds. Prior to Ares, Mr. Kissick was a co-founder of Apollo Management, L.P. in 1990 and was a member of Apollo's original six-member management team. Together with Antony Ressler, Mr. Kissick oversaw and led the capital markets activities of Apollo Management, L.P. and Lion Advisors, L.P., an affiliate of Apollo Management L.P., from 1990 until 1997, particularly focusing on high yield bonds, leveraged loans and other fixed income assets. Prior to 1990, Mr. Kissick served as a Senior Executive Vice President of Drexel Burnham Lambert, where he began in 1975, eventually heading its Corporate Finance Department. Mr. Kissick serves on the boards of the Cedars-Sinai Medical Center in Los Angeles, the Stanford University Graduate School of Business and the Fulfillment Fund, which helps economically disadvantaged kids graduate from high school and college through mentoring and other programs. Mr. Kissick graduated from Yale University with a BA in Economics and with highest honors from the Stanford Business School with an MBA in Finance.

              Antony P. Ressler—Mr. Ressler is a founding member of Ares Management, a member of Ares and functions as a Senior Partner in the Private Equity Group. Mr. Ressler is a Senior Advisor to the Capital Markets Group and serves on the Investment Committee of Ares Capital Management and all Ares funds. Prior to Ares, Mr. Ressler was a co-founder of Apollo Management, L.P. in 1990 and was a member of Apollo's original six-member management team. Together with Mr. Kissick, Mr. Ressler oversaw and led the capital markets activities of Apollo Management, L.P. and Lion Advisers, L.P. from 1990 until 1997, particularly focusing on high yield bonds, leveraged loans and other fixed income assets. Prior to 1990, Mr. Ressler served as a Senior Vice President in the High Yield Bond Department of Drexel Burnham Lambert Incorporated, with responsibility for the New Issue/Syndicate Desk. Mr. Ressler serves on several boards of directors including Kinetics Holdings LLC, National Bedding Company LLC and WCA Waste Corporation. Mr. Ressler also serves on the Boards of Trustees of the Center for Early Education, the Los Angeles County Museum of Art ("LACMA"), the Alliance for College-Ready Public Schools, the Small School Alliance, the Asia Society of Southern California and is involved in the U.S. Chapter of Right to Play (formerly known as Olympic Aid). Mr. Ressler received his BSFS from Georgetown University's School of Foreign Service and received his MBA from Columbia University's Graduate School of Business.

              David Sachs—Mr. Sachs is a founding member of Ares Management, a member of Ares and functions as Co-Portfolio Manager of the Capital Markets Group and serves on the Investment Committee of Ares Capital Management and all Ares funds. From 1994 until 1997, Mr. Sachs was a principal of Onyx Partners, Inc. specializing in merchant banking and related capital raising activities in the mezzanine debt and private equity markets for middle market companies. From 1990 to 1994, Mr. Sachs was employed by Taylor & Co., an investment manager providing investment advisory and consulting services to members of the Bass Family of Fort Worth, Texas. From 1984 to 1990, Mr. Sachs was with Columbia Savings and Loan Association, most recently as Executive Vice President, responsible for all asset-liability management as well as running the Investment Management Department. Mr. Sachs serves on the Board of Directors of Terex Corporation. Mr. Sachs graduated from Northwestern University with a BS in Industrial Engineering and Management Science.

              Michael L. Smith—Mr. Smith joined Ares Management in May 2004 and serves as a Partner in the Private Debt Group and on the Investment Committee of Ares Capital Management. Prior to joining Ares, Mr. Smith was a partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm's middle market financing and principal investment business. Mr. Smith joined RBC in October 2001 from Indosuez Capital, where he was a Vice President in the Merchant Banking Group. Previously, Mr. Smith worked at Kenter, Glastris & Company, a private equity investment firm specializing in leveraged management buyouts and at Salomon Brothers Inc., in their Debt Capital Markets Group and Financial Institutions Group. Mr. Smith received a Masters in Management from the J.L. Kellogg Graduate School of Management and a BS in Business Administration, cum laude, from the University of Notre Dame.

COMMITTEES OF THE BOARD OF DIRECTORS

              Our board of directors has established an audit committee and a nominating committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us. During 2007, the board of directors held fourteen formal meetings, the audit committee held five formal meetings and the nominating committee held one formal meeting. The Company encourages, but does not require, the directors to attend the Company's annual meeting of its stockholders.

Audit committee

              The members of the audit committee are Messrs. Coltharp, O'Bryan and Siegel, each of whom is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market's corporate governance regulations. Mr. Coltharp serves as chairman of the audit committee. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The audit committee also currently receives input from independent valuation firms that have been engaged at the direction of the board to value each portfolio investment at least once during a trailing 12 month period.

Nominating committee

              The members of the nominating committee are Messrs. Coltharp, O'Bryan and Siegel, each of whom is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market corporate governance regulations. Mr. Siegel serves as chairman of the nominating committee. The nominating committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

              The nominating committee may consider recommendations for nomination of directors from our stockholders. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by our bylaws) and received at our principal executive offices not earlier than 150 days nor fewer than 120 days in advance of the first anniversary of the date on which we first mailed our proxy materials for the previous year's annual meeting of stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received not earlier than the 150th day prior to the date of such annual meeting nor later than the later of (i) the 120th day prior to the date of such annual meeting or (ii) the 10th day following the day on which public announcement of such meeting date is first made.

Compensation committee

              We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

              The following table sets forth the dollar range of our equity securities based on the closing price of the Company's common stock on March 11, 2008 and the number of shares beneficially owned by each of our directors as of December 31, 2007. We are not part of a "family of investment companies," as that term is defined in the Investment Company Act.

Name of Director	Aggregate Dollar Range of Equity Securities in Ares Capital(1)(2)
Independent Directors(3)
Douglas E. Coltharp	none
Frank E. O'Bryan	none
Eric B. Siegel	$100,001–$500,000
Interested Directors
Robert L. Rosen	none
Bennett Rosenthal	none

(1)
Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

(2)
Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

(3)
As of March 11, 2008, to the best of the Company's knowledge, other than as specified in the table, none of the independent directors or nominees, nor any of their immediate family members, had any interest in the Company, the Company's investment adviser, or any person or entity directly or indirectly controlling, controlled by, or under common control with the Company.

COMPENSATION TABLE

              The following table shows information regarding the compensation received by the directors, none of which is an employee of the Company, for the fiscal year ending December 31, 2007. No compensation is paid by the Company to directors who are or are being treated as "interested persons." No information has been provided with respect to executive officers of the Company, since our executive officers do not receive any direct compensation from us.

Name	Fess Earned or Paid in Cash	All Other Compensation	Total
Independent directors
Douglas E. Coltharp	$96,000	None	$96,000
Frank E. O'Bryan	$91,000	None	$91,000
Eric B. Siegel	$93,000	None	$93,000
Interested directors
Robert L. Rosen(3)	None	None	None
Bennett Rosenthal	None	None	None

(1)
For a discussion of the independent directors' compensation, see below.

(2)
We do not have a stock or option plan, non-equity incentive plan or pension plan for our directors.

(3)
While Mr. Rosen did not receive any compensation from the Company for the fiscal year ended December 31, 2007, he did receive $85,000 from Ares Management LLC for such period in connection with his service as a director of the Company.

              The independent directors receive an annual fee of $50,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and will receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $5,000 and each chairman of any other committee receives an annual fee of $2,000 for their additional services in these capacities. In addition, we purchase directors' and officers'

liability insurance on behalf of our directors and officers. Independent directors have the option to receive their directors' fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

PORTFOLIO MANAGERS

              The following individuals function as portfolio managers primarily responsible for the day-to-day management of the Company's portfolio. The portfolio managers are comprised of (i) the underwriting committee, whose primary responsibility is to recommend investments for approval to the Investment Committee and (ii) members of the Investment Committee who are not otherwise on the underwriting committee.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Michael J. Arougheti	President of the Company	3.5	Mr. Arougheti is President of the Company and joined Ares Management in May 2004 and is a member of Ares. From 2001 to 2004, Mr. Arougheti was employed by Royal Bank of Canada, where he was a Managing Partner of the Principal Finance Group of RBC Capital Partners and a member of the firm's Mezzanine Investment Committee. Mr. Arougheti joined Royal Bank of Canada in October 2001 from Indosuez Capital, where he was a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. Prior to joining Indosuez in 1994, Mr. Arougheti worked at Kidder Peabody & Co., where he was a member of the firm's Mergers and Acquisitions Group. Mr. Arougheti is also a Partner in the Private Debt Group of Ares and serves on the Investment Committee of Ares Capital Management and all Ares European Credit Funds.
Eric B. Beckman	Partner in Private Debt Group	9
			Mr. Beckman joined Ares Management in 1998 and serves as a Partner in the Private Debt Group. Before joining the Private Debt Group, Mr. Beckman served as a Senior Partner of the Private Equity Group of Ares Management and a member of its Investment Committee, and as a member of the team responsible for Ares' mezzanine debt investments. Prior to joining Ares, Mr. Beckman was a member of the Leveraged Finance Group of Goldman, Sachs & Co. While at Goldman Sachs, he was involved in executing leveraged loan and high yield bond offerings, in raising and managing a dedicated fund providing subordinated bridge loans, and in certain restructuring advisory and distressed lending activities. Mr. Beckman is the Co-Chair of the Los Angeles Advisory Board of the Posse Foundation and a member of the Steering Committee for the Cedars-Sinai Medical Center Sports Spectacular. Mr. Beckman graduated summa cum laude with a BA in Political Theory and Economics from Cornell University and received his JD from the Yale Law School.

R. Kipp deVeer	Partner in Private Debt Group	3.5	Mr. deVeer joined Ares Management in May 2004 and serves as a Partner in the Private Debt Group and on the Investment Committee of Ares Capital Management. Prior to joining Ares, Mr. deVeer was a Partner at RBC Capital Partners, a division of Royal Bank of Canada, in the Principal Finance Group, which led the firm's middle market financing and principal investment business. Mr. deVeer joined RBC in October 2001 from Indosuez Capital where he was Vice President in the Merchant Banking Group.
Mitchell Goldstein	Partner in Private Debt Group	2.5	Mr. Goldstein joined Ares Management in May 2005 and serves as a Partner in the Private Debt Group and on the Investment Committee of Ares Capital Management. Prior to joining Ares, Mr. Goldstein worked at Credit Suisse First Boston, where he was a Managing Director in the Financial Sponsors Group. Mr. Goldstein joined CSFB in 2000 at the completion of the merger with Donaldson Lufkin and Jenrette. From 1998 to 2000, Mr. Goldstein was at Indosuez Capital, where he was a member of the Investment Committee and a Principal.
Michael L. Smith	Partner in Private Debt Group	3.5	Mr. Smith joined Ares Management in May 2004 and serves as a Partner in the Private Debt Group and on the Investment Committee of Ares Capital Management. Prior to joining Ares, Mr. Smith was a Partner at RBC Capital Partners, a division of Royal Bank of Canada, in the Principal Finance Group, which led the firm's middle market financing and principal investment business. Mr. Smith joined RBC in October 2001 from Indosuez Capital, where he was a Vice President in the merchant banking group.

              None of the individuals listed above is primarily responsible for the day-to-day management of the portfolio of any other account. See "Risk Factors—There are significant potential conflicts of interest that could impact our investment returns."

              Each of the individuals listed above is equally responsible for deal origination, execution and portfolio management. Mr. Arougheti, as our President, spends a greater amount of his time on corporate and administrative activities in his role as an officer.

              As of December 31, 2007, each portfolio manager identified above is a full-time employee of Ares Capital Management LLC and receives a fixed salary for the services he provides to the Company. Each will also receive an annual amount that is equal to a fixed percentage of any incentive fee received by Ares Capital Management LLC from the Company for a fiscal year. None of the portfolio managers receives any direct compensation from the Company.

              The following table sets forth the dollar range of equity securities of the Company based on the closing price of the Company's common stock on March 11, 2008 and the number of shares beneficially owned by each of the portfolio managers described above as of December 31, 2007.

Name	Aggregate Dollar Range of Equity Securities in Ares Capital(1)
Michael J. Arougheti	$100,001–$500,000(2)
Eric B. Beckman	$100,001–$500,000
R. Kipp deVeer	$100,001–$500,000
Mitchell Goldstein	$100,001–$500,000
Michael L. Smith	$100,001–$500,000

(1)
Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

(2)
Ares Investments LLC, whose sole manager is Ares Partners Management Company LLC, owned 1,216,667 shares of our common stock as of March 11, 2008. Each of the members of Ares Partners Management Company LLC (which includes Mr. Arougheti or vehicles controlled by him) disclaims beneficial ownership of all shares of Ares Capital common stock owned by Ares Investments LLC, except to the extent of any pecuniary interest therein.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Management services

              Ares Capital Management serves as our investment adviser. Ares Capital Management is an investment adviser that is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, the investment adviser manages the day-to-day operations of, and provides investment advisory and management services to, Ares Capital. Under the terms of the investment advisory and management agreement, Ares Capital Management:

  •
  determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

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  closes and monitors the investments we make; and

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  determines the securities and other assets that we purchase, retain or sell.

              Ares Capital Management was initially formed to provide investment advisory services to us and it has not previously provided investment advisory services to anyone else. However, its services to us under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities.

              The sole member of Ares Capital Management is Ares Management LLC, an independent international investment management firm that currently manages investment funds that have approximately $20.0 billion of committed capital.

Management fee

              Pursuant to the investment advisory and management agreement, we pay Ares Capital Management a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.

              The base management fee is calculated at an annual rate of 1.5% of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds). The base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro rated.

              The incentive fee has the following two parts:

              One part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities), accrued income that we have not yet received in cash. The investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.

              Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

              Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness) at the end of the immediately preceding calendar quarter, will be compared to a fixed "hurdle rate" of 2.00% per quarter. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

              We will pay Ares Capital Management an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

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  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.50% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.50%) as the "catch-up." The "catch-up" is meant to provide our investment adviser with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.50% in any calendar quarter; and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.50% in any calendar quarter.

              The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to income-related portion of incentive fee

              These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

              The second part of the incentive fee (the "Capital Gains Fee") is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of the our cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains, in each case calculated from October 8, 2004. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20.0% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.

              The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.

              The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Company's portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

              The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company's portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investment.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee(1):

Assumptions

• Hurdle rate(2) = 2.00%
• Management fee(3) = 0.375%
• Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.20%

Alternative 1

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 1.25%
• Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 0.675%

              Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 2.70%
• Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 2.125%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.
Incentive Fee	=	100% × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.50%)
	=	(100% × (2.125% - 2.00%)) + 0%
	=	100% × 0.125%
	=	0.125%

(1)
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets. In addition, the example assumes that during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness) is at least 8.0% of our net assets at the beginning of such period (as adjusted for any share issuances or repurchases).

(2)
Represents 8.0% annualized hurdle rate.

(3)
Represents 1.5% annualized management fee.

(4)
Excludes offering expenses.

Alternative 3

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 3.50%
• Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 2.925%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.
Incentive Fee	=	100% × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.50%)
	=	(100% × (2.50% - 2.00%)) + (20% × (2.925% - 2.50%))
	=	0.50% + (20% × 0.425%)
	=	0.50% + 0.085%
	=	0.585%

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

  •
  Year 1: $20 million investment made in Company A ("Investment A"), and $30 million investment made in Company B ("Investment B")

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  Year 2: Investment A is sold for $50 million and fair market value ("FMV") of Investment B determined to be $32 million

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  Year 3: FMV of Investment B determined to be $25 million

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  Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee, if any, would be:

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    Year 1: None

    •
    Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)

    •
    Year 3: None; $5 million (20% multiplied by ($30 million realized cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

    •
    Year 4: $200,000; $6.2 million (20% multiplied by $31 million cumulative realized capital gains) less $6 million (capital gains fee paid in Year 2)

Alternative 2

Assumptions

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  Year 1: $20 million investment made in Company A ("Investment A"), $30 million investment made in Company B ("Investment B") and $25 million investment made in Company C ("Investment C")

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  Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

  •
  Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

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  Year 4: FMV of Investment B determined to be $35 million

  •
  Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee, if any, would be:

    •
    Year 1: None

    •
    Year 2: $5 million (20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B))

    •
    Year 3: $1.4 million ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million (capital gains fee paid in Year 2))

    •
    Year 4: None

    •
    Year 5: None ($5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million (cumulative capital gains fee paid in Year 2 and Year 3))

              For the year ended December 31, 2007, we incurred $23,530,805 in base management fees, $23,521,695 in incentive management fees related to pre-incentive fee net investment income and no incentive management fees related to realized capital gains. As of December 31, 2007, $13,041,060 was unpaid.

              For the year ended December 31, 2006, we incurred $13,645,724 in base management fees, $16,067,931 in incentive management fees related to pre-incentive fee net investment income and $3,448,462 in incentive management fees related to realized capital gains.

              For the year ended December 31, 2005, we incurred $5,147,492 in base management fees, $3,222,690 in incentive management fees related to pre-incentive fee net investment income and $979,388 in incentive management fees related to realized capital gains.

Payment of our expenses

              All investment professionals of the investment adviser and its staff when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by Ares Capital Management. We bear all other costs and expenses of our operations and transactions, including those relating to: organization; calculation of our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by Ares Capital Management payable to third parties, including agents, consultants or other advisers, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory and management fees; administration fees; fees payable to third parties, including agents, consultants or other advisers, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents of the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; to the extent we are covered by any joint insurance policies, our allocable portion of the insurance premiums for such policies; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or Ares Administration in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including our allocable portion of the salary and cost of our officers (including our chief compliance officer, our chief financial officer and our vice president of investor relations and treasurer) and their respective staffs (including travel).

Duration and termination

              The amended and restated investment advisory and management agreement was approved by our stockholders on May 30, 2006 and entered into on June 1, 2006. Unless terminated earlier, it will continue in effect until June 1, 2008, and will automatically renew for successive annual periods thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may be terminated by either party without penalty upon 60 days' written notice to the other. Moreover, conflicts of interest may arise if our investment adviser seeks to change the terms of our investment advisory and management agreement, including, for example, the terms for compensation. While any material change to the investment advisory and management agreement must be submitted to stockholders for approval under the Investment Company Act, we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement. See "Risk Factors—Risks Relating to our Business—We are dependent upon Ares Capital Management's key personnel for our future success and upon their access to Ares investment professionals."

Indemnification

              The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Capital Management, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Ares Capital for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Capital Management's services under the investment advisory and management agreement or otherwise as an investment adviser of Ares Capital.

Organization of the investment adviser

              Ares Capital Management LLC is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal executive offices of Ares Capital Management are located at 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067.

Board Consideration of the Investment Advisory and Management Agreement

              At a meeting of the board of directors of the Company held on February 24, 2006, the board of directors, including all of the directors who are not "interested persons" of the Company as defined in the Investment Company Act, unanimously voted to approve the investment advisory and management agreement. The independent directors had the opportunity to consult in executive session with counsel to the Company regarding the approval of such agreement. In reaching a decision to approve the investment advisory and management agreement, the board of directors reviewed a significant amount of information and considered, among other things:

                (i)  the nature, extent and quality of the advisory and other services to be provided to the Company by the investment adviser;

               (ii)  the investment performance of the Company and the investment adviser;

              (iii)  the costs of the services to be provided by the investment adviser (including management fees, advisory fees and expense ratios) and the profits realized by the investment adviser;

              (iv)  the limited potential for economies of scale in investment management associated with a larger capital base for investments in first and second lien senior loans and mezzanine debt and whether such limited economies of scale would benefit our stockholders;

                (v)  our investment adviser's estimated pro forma profitability with respect to managing us;

              (vi)  the limited potential for additional benefits to be derived by our investment adviser and its affiliates as a result of our relationship with our investment adviser; and

             (vii)  various other matters.

              In approving the investment advisory and management agreement, the entire board of directors, including all of the directors who are not "interested persons" made the following conclusions:

  •
  Nature, Extent and Quality of Services.    The board of directors considered the nature, extent and quality of the investment selection process employed by our investment adviser, including the flow of transaction opportunities resulting from Ares Capital Management's investment professionals' significant capital markets, trading and research expertise, the employment of Ares Capital Management's investment philosophy, diligence procedures, credit recommendation process, investment structuring, and ongoing relationships with and monitoring of portfolio companies, in light of the investment objective of the Company. The board of directors also considered our investment adviser's personnel and their prior experience in connection with the types of investments made by us, including such personnel's network of relationships with intermediaries focused on middle market companies. In addition, the board of directors considered the other terms and conditions of the investment advisory and management agreement. The board of directors concluded that the substantive terms of the investment advisory management agreement, including the services to be provided, are generally the same as those of comparable business development companies described in the available market data and that it would be difficult to obtain similar services from other third party services providers or through an internally managed structure. In addition, the board of directors considered the fact that we have the ability to terminate the investment advisory and management agreement without penalty upon 60 days' written notice to the investment adviser. The board of directors further concluded that our investment adviser is served by a dedicated origination team of investment professionals, and that these investment professionals have historically focused on investments in middle market companies and have developed an investment process and an extensive network of relationships with intermediaries focused on middle market companies, which experience and relationships coincide with our investment objective and generally equal or exceed those of the management teams of other comparable business development companies described in the available market data.

  •
  Investment Performance.    The board of directors reviewed the long-term and short-term investment performance of the Company and the investment adviser, as well as comparative data with respect to the long-term and short-term investment performance of other business development companies and their externally managed investment advisers. The board of directors concluded that the investment adviser was delivering results consistent with the investment objective of the Company and that the Company's investment performance was generally above average when compared to comparable business development companies.

  •
  Costs of the Services Provided to the Company and the Profits Realized by the Investment Adviser.    The board of directors considered comparative data based on publicly available information with respect to services rendered and the advisory fees (including the management fees and incentive fees) of other business development companies with similar investment objectives, our projected operating expenses and expense ratio compared to other business development companies with similar investment objectives, as well as the administrative services that our administrator, Ares Operations, LLC, will provide to us at cost. Based upon its review, the board of directors concluded that the fees to be paid under the investment advisory and management agreement are generally less than those payable under agreements of comparable business development companies described in the available market data. In addition, the board of directors concluded that our expected expenses as a percentage of net assets attributable to common stock are generally equal to or less than those typically incurred by comparable business development companies described in the available market data.

  •
  Economies of Scale.    The board of directors considered information about the potential of stockholders to experience economies of scale as the Company grows in size. The board of directors considered that because there are no break points in the investment adviser's fees, any benefits resulting from the growth in the Company's assets where the Company's fixed costs did not increase proportionately, would not inure to the benefit of the stockholders.

  •
  Profitability of Investment Adviser.    The board of directors concluded that the investment adviser's pro forma profitability with respect to managing us was generally less than the profitability of investment advisers managing comparable business development companies described in the available market data.

  •
  Additional Benefits Derived by Investment Adviser.    The board of directors concluded that there is limited potential for additional benefits, such as soft dollar arrangements with brokers, to be derived by our investment adviser and its affiliates as a result of our relationship with our investment adviser.

  •
  Other Matters Considered.    In addition, our board of directors considered the interests of senior management described in "Certain Relationships and Related Transactions" and concluded that the judgment and performance of our senior management will not be impaired by those interests. Our investment adviser does not manage any other accounts.

              In view of the wide variety of factors that our board of directors considered in connection with its evaluation of the investment advisory and management agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. The board of directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the board of directors. Rather, our board of directors based its approval on the totality of information presented to, and the investigation conducted by, it. In considering the factors discussed above, individual directors may have given different weights to different factors. Based on its review of the abovementioned factors and discussion of the investment advisory and management agreement, the board of directors (including a majority of the directors who are not "interested persons") concluded that the investment advisory and management fee rates are fair and reasonable in relation to the services to be provided and approved the investment advisory and management agreement as being in the best interests of the Company and the Company's stockholders. The board of directors then directed that the investment advisory and management agreement be submitted to stockholders for approval with the board of directors' recommendation that stockholders of the Company vote to approve the investment advisory and management agreement.

              Our stockholders approved the investment advisory and management agreement on May 30, 2006. A similar discussion regarding the basis for our board of directors' approval of our investment advisory and management agreement is also included in our proxy statement for the 2006 annual stockholders meeting.

ADMINISTRATION AGREEMENT

              We are also party to a separate administration agreement with our administrator, Ares Administration. Our board of directors approved an amended and restated administration agreement on May 30, 2007, which extended the term of the agreement until June 1, 2008. Pursuant to the administration agreement, Ares Administration furnishes us with office equipment and clerical, bookkeeping and record keeping services at our office facilities. Under the administration agreement, Ares Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Ares Administration assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement will be equal to an amount based upon our allocable portion of Ares Administration's overhead in performing its obligations under the administration agreement, including our allocable portion of the cost of our officers and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60-days' written notice to the other party.

              For the year ended December 31, 2007, we incurred $997,470 in administrative fees. For the year ended December 31, 2006, we incurred $953,400 in administrative fees. For the year ended December 31, 2005, we incurred $888,081 in administrative fees.

Indemnification

              The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Administration, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Ares Capital for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Administration's services under the administration agreement or otherwise as administrator for Ares Capital.

CERTAIN RELATIONSHIPS

              We are party to an investment advisory and management agreement with Ares Capital Management, whose sole member is Ares Management LLC, an entity in which certain members of our senior management and our chairman of the board have indirect ownership and financial interests. Certain members of our senior management also serve as principals of other investment managers affiliated with Ares Management LLC that may in the future manage investment funds with investment objectives similar to ours. In addition, certain of our executive officers and directors and the members of the investment committee of our investment adviser, Ares Capital Management, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Ares Management LLC. However, our investment adviser and other members of Ares intend to allocate investment opportunities in a fair and equitable manner that meet our investment objective and strategies so that we are not disadvantaged in relation to any other client. See "Risk Factors—Risks Relating to our Business—There are significant potential conflicts of interest that could impact our investment returns."

              Pursuant to the terms of the administration agreement, Ares Administration currently provides us with the administrative services necessary to conduct our day-to-day operations. Ares Management LLC is the sole member of and controls Ares Administration. We lease office space directly from a third party. In addition, we have a sublease agreement with Ares Management LLC whereby Ares Management LLC subleases approximately 25% of our office space for a fixed rent equal to 25% of the basic annual rent payable by us under our lease, plus certain additional costs and expenses.

              We have also entered into a license agreement with Ares pursuant to which Ares has agreed to grant us a non-exclusive, royalty-free license to use the name "Ares." Under this agreement, we will have a right to use the Ares name, for so long as Ares Capital Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the "Ares" name. This license agreement will remain in effect for so long as the investment advisory and management agreement with our investment adviser is in effect.

              In connection with our initial public offering, our investment adviser paid to underwriters, on our behalf, an additional sales load of $2,475,000. This amount accrued interest at a variable rate that adjusted quarterly equal to the three-month LIBOR plus 2.00% per annum. We repaid this amount in full, plus accrued and unpaid interest, in February 2006.

              In connection with the offering, Ares Investments, a current stockholder and an affiliate of our investment adviser, Ares Capital Management, has indicated that it intends to over-subscribe for up to a total investment of $       million in shares of our common stock. Any over-subscription by Ares Investments will be effected in accordance with the pro-rata allocation of shares in connection with the over-subscription privilege.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

              To our knowledge, as of March 11, 2008, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the Investment Company Act.

              The following table sets forth, as of March 11, 2008, the number of shares of the Company's common stock beneficially owned by each of its current directors and executive officers, all directors and executive officers as a group, and certain beneficial owners, according to information furnished to the Company by such persons.

              Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13D, Schedule 13G or other filings by such persons with the SEC and other information obtained from such persons.

              The address for each of the directors and executive officers is c/o Ares Capital Corporation, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Beneficial Owners of more than 5%:
Non-Management Beneficial Owners
FMR LLC(2)	8,603,165		11.84%
Entities affiliated with Merrill Lynch & Co.(3)	4,650,219		6.39%
Entities affiliated with John S. Osterweis(4)	3,712,590		5.11%
Directors and Executive Officers:
Interested Directors
Robert L. Rosen	None
Bennett Rosenthal	None	(5)
Independent Directors
Douglas E. Coltharp	None
Frank E. O'Bryan	None
Eric B. Siegel	14,840		*
Executive Officers
Michael J. Arougheti	28,000	(5)	*
Richard S. Davis	23,100		*
Merritt S. Hooper	None		*
Daniel F. Nguyen	2,500		*
Karen A. Tallman	10,000		*
Michael D. Weiner	4,000	(5)	*
All Directors and Executive Officers as a Group (11 persons)	82,440	(5)	*

*
Represents less than 1%.

(1)
Based on 72,684,090 shares of common stock outstanding as of March 11, 2008.

(2)
Fidelity Management & Research Company ("Fidelity"), a wholly owned subsidiary of FMR LLC, is the beneficial owner of 7,418,282 shares of our common stock as a result of acting as an investment adviser to various investment companies registered under Section 8 of the Investment Company Act. Edward C. Johnson III is Chairman of FMR LLC and members of his family are the predominant owners, directly or through trusts, of Series B shares of common stock of FMR LLC, representing 49% of the voting power of FMR LLC. As a result, members of the Johnson family may be deemed to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson III has the sole power to vote or direct the voting of the shares owned directly by the funds managed by Fidelity, which power resides with the funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds' Boards of Trustees. The address for each of FMR LLC, Fidelity and Edward C. Johnson III is 82 Devonshire Street, Boston, Massachusetts 02109.

(3)
Of the 4,650,219 shares, Merrill Lynch International holds 49,224 shares, Merrill Lynch Financial Markets, Inc. holds 115,900 shares and Merrill Lynch, Pierce, Fenner & Smith Incorporated holds 4,485,095 shares. Each of these entities is a wholly owned subsidiary of Merrill Lynch & Co., Inc. Merrill Lynch & Co., Inc. disclaims beneficial ownership in all shares of Ares Capital Corporation. The address for each of Merrill Lynch & Co., Inc., Merrill Lynch Financial Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, 250 Vesey St. New York, New York 10080. The address for Merrill Lynch International is 2 King Edward Street, London EC1A 1HQ, England.

(4)
Osterweis Capital Management, Inc. holds 568,582 of these shares and Osterweis Capital Management, LLC holds 1,287,713 of these shares. John S. Osterweis is the President of both Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC and as a result may be deemed to be the indirect beneficial owner of the shares beneficially owned by Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC. The address for each of Osterweis Capital Management, Inc., Osterweis Capital Management, LLC and John S. Osterweis is One Maritime Plaza, Suite 800, San Francisco, California, 94111.

(5)
Ares Investments LLC, whose sole manager is Ares Partners Management Company LLC, owned 1,216,667 shares of our common stock as of March 11, 2008. Each of the members of Ares Partners Management Company LLC (which include Messrs. Rosenthal, Arougheti and Weiner or vehicles controlled by them) disclaims beneficial ownership of all shares of Ares Capital common stock owned by Ares Investments LLC, except to the extent of any indirect pecuniary interest therein. Ares Investments has indicated that it intends to over-subscribe for up to a total investment of $       million in shares of our common stock. Any over-subscription by Ares Investments will be effected in accordance with the pro-rata allocation of shares in connection with the over-subscription privilege.

DETERMINATION OF NET ASSET VALUE

              The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

              In calculating the value of our total assets, investment transactions are recorded on the trade date. Realized gains or losses are computed using the specific identification method. Investments for which market quotations are readily available are valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued at fair value as determined in good faith by our board of directors based on the input of our management and audit committee. In addition, the board of directors currently receives input from independent valuation firms that have been engaged at the direction of the board to assist in the valuation of each portfolio investment at least once during a trailing 12 month period. The valuation process is conducted at the end of each fiscal quarter, with approximately a quarter of our valuations of portfolio companies without market quotations subject to review by an independent valuation firm each quarter. The types of factors that the board may take into account in determining the fair value of our investments generally focus on the enterprise value of a portfolio company, as well as other factors such as the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

              When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize.

              With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuation conclusions are then documented and discussed with our management.

  •
  The audit committee of our board of directors reviews these preliminary valuations, as well as the input of an independent valuation firm with respect to the valuations of approximately a quarter of our portfolio companies.

  •
  The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our management and audit committee and independent valuation firms.

DIVIDEND REINVESTMENT PLAN

              We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

              No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying Computershare Trust Company, Inc., the plan administrator and an affiliate of our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing no later than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share.

              Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

              We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our obligations under the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the valuation date for such dividend. Market price per share on that date will be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

              There are no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator's fees under the plan are paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a $0.12 per share brokerage commission from the proceeds.

              Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

              Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.computershare.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at 2 N. LaSalle Street, Chicago, IL 60602 or by calling the plan administrator's hotline at 1-877-292-9685.

              The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 2 N. LaSalle Street, Chicago, IL 60602 or by telephone at (312) 588-4993.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

              The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our preferred stock or common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our preferred stock or common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding the offering pursuant to this prospectus. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

              A "U.S. stockholder" is a beneficial owner of shares of our preferred stock or common stock that is for U.S. federal income tax purposes:

  •
  a citizen or individual resident of the United States;

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  a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

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  a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

  •
  an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

              A "Non-U.S. stockholder" is a beneficial owner of shares of our preferred stock or common stock that is not a U.S. stockholder.

              If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our preferred stock or common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partnership holding shares of our preferred stock or common stock or a partner of such a partnership should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our preferred stock or common stock.

              Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

ELECTION TO BE TAXED AS A RIC

              As a BDC, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, an amount equal to at least 90% of our "investment company taxable income," which is generally our ordinary income plus the excess of net short-term capital gain over net long-term capital loss, reduced by deductible expenses (the "Annual Distribution Requirement"). See "Risk Factors—We will be subject to corporate-level income tax if we are unable to qualify as a RIC."

TAXATION AS A RIC

              If we:

  •
  qualify as a RIC; and

  •
  satisfy the Annual Distribution Requirement;

then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (generally, net long-term capital gain in excess of net short-term capital loss) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

              We will be subject to a 4% nondeductible federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years (the "Excise Tax Avoidance Requirement"). We have in the past and can be expected to pay such excise tax on a portion of our income.

              To qualify as a RIC for federal income tax purposes, we generally must, among other things:

  •
  qualify to be treated as a BDC under the Investment Company Act at all times during each taxable year;

  •
  derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (the "90% Income Test"); and

  •
  diversify our holdings so that at the end of each quarter of the taxable year:

    •
    at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

    •
    no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses (the "Diversification Tests").

              We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

              In addition, certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (v) adversely alter the characterization of certain complex financial transactions. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

              Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

              Our investment in non-U.S. securities may be subject to non-U.S. income, withholding or other taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

              If we purchase shares in a "passive foreign investment company" (a "PFIC"), we may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax. See "Taxation as a RIC" above.

              Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

              If we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax.

              We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the Investment Company Act, we are not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation—Indebtedness and Senior Securities." Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets to meet the Annual Distribution Requirement, the Diversification Test, or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

              If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See "Election to be Taxed as a RIC" and "Risk Factors—We will be subject to corporate-level income tax if we are unable to qualify as a RIC."

              The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

TAXATION OF U.S. STOCKHOLDERS

              Distributions by us generally are taxable to U.S. stockholders as ordinary income or long-term capital gain. Distributions of our "investment company taxable income" (which is, generally, our ordinary income plus net short-term capital gain in excess of net long-term capital loss, reduced by deductible expenses) will be taxable as ordinary income to U.S. stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from certain U.S. and foreign corporations, such distributions generally will be eligible for a maximum tax rate of 15% provided that certain holding period requirements are met. Distributions of our net capital gain (which is generally our net long-term capital gain in excess of net short-term capital loss) properly designated by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains, at a maximum rate of 15% in the case of non-corporate U.S. stockholders, regardless of the U.S. stockholder's holding period for his, her or its preferred stock or common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's preferred stock or common stock and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. stockholder.

              Although we currently intend to distribute any long-term capital gain at least annually, we may in the future decide to retain some or all of our long-term capital gain, but designate the retained amount as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's tax basis for his, her or its preferred stock or common stock. Since we expect to pay tax on any retained capital gain at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder's other federal income tax obligations or may be refunded to the extent it exceeds a stockholder's liability for federal income tax. A U.S. stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

              We will be subject to alternative minimum tax, also referred to as "AMT," but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect U.S. stockholders' AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for particular item is warranted under the circumstances.

              For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

              If an investor purchases shares of our preferred stock or common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

              A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our preferred stock or common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our preferred stock or common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our preferred stock or common stock may be disallowed if other shares of our preferred stock or common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

              In general, non-corporate U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares). Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate that also applies to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

              We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain.

In addition, the federal tax status of each year's distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation. The Company's ordinary income dividends, but not capital gain dividends, to corporate U.S. stockholders, may, if certain conditions are met, qualify for the 70% dividends received deduction to the extent that the Company has received qualifying dividends during the taxable year.

              We may be required to withhold U.S. federal income tax ("backup withholding"), currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

              Under Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAXATION OF NON-U.S. STOCKHOLDERS

              Whether an investment in the shares of our preferred stock or common stock is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares of our preferred stock or common stock by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our preferred stock or common stock.

              Distributions of our "investment company taxable income" to Non-U.S. stockholders will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the Non-U.S. stockholder, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

              However, "interest-related dividends" and "short-term capital gain dividends" paid to our Non-U.S. stockholders with respect to taxable years beginning on or after January 1, 2005 and ending on or before December 31, 2007 will not be subject to withholding of U.S. federal income tax if the requirements below are satisfied. The amount of "interest-related dividends" that we may pay each year is limited to the amount of "qualified interest income" that we receive during that year, less the amount of our expenses properly allocable to such interest income. "Qualified interest income" includes, among other items, interest paid on debt obligations of a U.S. issuer, interest paid on deposits with U.S. banks and any "interest-related dividends" from another RIC. The exemption from withholding tax on "interest-related dividends," however, does not apply to distributions to a Non-U.S. stockholder (i) that has not complied with applicable certification requirements, (ii) of interest on an obligation issued by the Non-U.S. stockholder or by an issuer of which the Non-U.S. stockholder is a 10% shareholder, (iii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iv) of interest paid by a person that is a related person of the Non-U.S. stockholder and the Non-U.S. stockholder is a controlled foreign corporation. The amount of "short-term capital gain dividends" that we may pay each year generally is limited to the excess of our net short-term capital gains over our net long-term capital losses, without any reduction for our expenses allocable to such gains. The exemption from U.S. tax on "short-term capital gain dividends", however, does not apply with respect to an individual Non-U.S. stockholder who is present in the United States for 183 days or more during the taxable year of the distribution. If our income for a taxable year includes "qualified interest income" or net short-term capital gains, we may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to Non-U.S. stockholders not later than 60 days after the close of our taxable year. As indicated above, these provisions apply only to dividends paid with respect to taxable years beginning on or after January 1, 2005 and will not apply to dividends paid with respect to taxable years beginning after December 31, 2007. These provisions may be extended retroactively, but we cannot provide any assurances to that effect. You should consult with your own tax advisor regarding any such potential extensions. If a Non-U.S. stockholder holds our shares of preferred stock or common stock through a brokerage account, no assurance can be given that the exemptions to taxation described in this paragraph will apply to you. Furthermore, no assurance can be given that we will designate any of our distributions as interest-related dividends or short-term capital gain dividends, even if we are permitted to do so.

              Actual or deemed distributions of our net capital gain to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our preferred stock or common stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax (a) unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or (b) the Non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied.

              If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the Non-U.S. stockholder's allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our preferred stock or common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty).

              Accordingly, investment in our shares of our preferred stock or common stock may not be appropriate for a Non-U.S. stockholder.

              A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

              Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares of our preferred stock or common stock.

FAILURE TO QUALIFY AS A RIC

              If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as ordinary dividend income eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. If we were to fail to meet the RIC requirements for more than two consecutive years and then to seek to requalify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period.

DESCRIPTION OF OUR CAPITAL STOCK

              The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

STOCK

              Our authorized stock consists of 200,000,000 shares of stock, par value $0.001 per share, all of which are currently designated as common stock. Our common stock is traded on The NASDAQ Global Select Market under the symbol "ARCC." On March 11, 2008, the last reported sales price of our common stock on The NASDAQ Global Select Market was $13.39 per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

              Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

              All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Ares Capital, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

              The following are our outstanding classes of capital stock as of March 11, 2008:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under(3)
Common Stock	200,000,000	—	72,684,090

Preferred Stock

              Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other indebtedness and senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES

              Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

              Our charter authorizes us and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition to the indemnification provided for in our bylaws, we have entered into indemnification agreements with each of our current directors and officers and with members of our investment adviser's investment committee and we intend to enter into indemnification agreements with each of our future directors and officers. The indemnification agreements attempt to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities incurred which such person may incur by reason of his status as a present or former director or officer or member of our investment adviser's investment committee in any action or proceeding arising out of the performance of such person's services as a present or former director or officer or member of our investment adviser's investment committee.

              Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

              The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified board of directors

              Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of directors

              Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of directors; vacancies; removal

              Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Our charter sets forth our election, subject to certain requirements, to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

              Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by stockholders

              Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written or electronically transmitted consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

              Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

              The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

              Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

              Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. See "Risk Factors—Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock." However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

              Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No appraisal rights

              Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of our board of directors determines that such rights will apply.

Control share acquisitions

              The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

  •
  one-tenth or more but less than one-third;

  •
  one-third or more but less than a majority; or

  •
  a majority or more of all voting power.

              The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

              A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

              If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the Investment Company Act, which will prohibit any such repurchase other than in limited circumstances. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

              The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

              Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. Such provision could also be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests based on our determination that our being subject to the Control Share Acquisition Act does not conflict with the Investment Company Act.

Business combinations

              Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

  •
  any person who beneficially owns 10% or more of the voting power of the corporation's shares; or

  •
  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

              A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

              After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

  •
  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

  •
  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

              These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

              The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the Investment Company Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with the Investment Company Act

              Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

REGULATION

              We have elected to be regulated as a BDC under the Investment Company Act and have elected to be treated as a RIC under Subchapter M of the Code. As with other companies regulated by the Investment Company Act, a BDC must adhere to certain substantive regulatory requirements. The Investment Company Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Among other things, we cannot invest in any portfolio company in which any of the funds managed by Ares currently has an investment (although we may co-invest on a concurrent basis with other funds managed by Ares, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures). Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC and we have currently determined not to pursue obtaining such an order. The Investment Company Act also requires that a majority of the directors be persons other than "interested persons," as that term is defined in the Investment Company Act. In addition, the Investment Company Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless that change is approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the Investment Company Act as the lesser of: (i) 67% or more of such company's shares present at a meeting if more than 50% of the outstanding shares of such company are present and represented by proxy or (ii) more than 50% of the outstanding shares of such company.

              We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the Investment Company Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the Investment Company Act), invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. We may change each of the foregoing policies without stockholder approval.

QUALIFYING ASSETS

              A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) below. Thus, under the Investment Company Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the Investment Company Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions):

  (A)
  is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the Investment Company Act as any issuer which:

  (i)
  is organized under the laws of, and has its principal place of business in, the United States;

      (ii)
      is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the Investment Company Act; and

      (iii)
      does not have any class of securities listed on a national securities exchange.

    (B)
    is a company that meets the requirements of (A)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if:

    (i)
    at the time of the purchase, we own at least 50% of the (a) greatest number of equity securities of such issuer and securities convertible into or exchangeable for such securities; and (b) the greatest amount of debt securities of such issuer, held by us at any point in time during the period when such issuer was an eligible portfolio company; and

    (ii)
    we are one of the 20 largest holders of record of such issuer's outstanding voting securities.

  (2)
  Securities of any eligible portfolio company which we control.

  (3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  (4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

  (5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  (6)
  Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

MANAGERIAL ASSISTANCE TO PORTFOLIO COMPANIES

              In order to count portfolio securities as qualifying assets for the purpose of the 70% test discussed above under "Qualifying Assets," the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if the offer is accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

TEMPORARY INVESTMENTS

              Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

INDEBTEDNESS AND SENIOR SECURITIES

              We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the Investment Company Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to our Business—Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital."

CODE OF ETHICS

              We and Ares Capital Management have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. Our code of ethics is filed as an exhibit to our registration statement of which this prospectus is a part. For information on how to obtain a copy of the code of ethics, see "Available Information."

PROXY VOTING POLICIES AND PROCEDURES

              SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In most cases, Ares Capital invests in securities that do not generally entitle it to voting rights in its portfolio companies. When Ares Capital does have voting rights, it delegates the exercise of such rights to Ares Capital Management. Ares Capital Management's proxy voting policies and procedures are summarized below:

              In determining how to vote, officers of our investment adviser consults with each other and other investment professionals of Ares, taking into account the interests of Ares Capital and its investors as well as any potential conflicts of interest. Our investment adviser consults with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our investment adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of the independent directors of Ares Capital or, in extreme cases, by abstaining from voting. While our investment adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, our investment adviser will not delegate its voting authority to any third party.

              An officer of Ares Capital Management keeps a written record of how all such proxies are voted. Our investment adviser retains records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC's EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our investment adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

              Our investment adviser's proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our investment adviser votes our proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we find it necessary to vote contrary to our general guidelines to maximize stockholder value or the best interests of Ares Capital. In reviewing proxy issues, our investment adviser generally uses the following guidelines:

          Elections of Directors:    In general, our investment adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company's board of directors, or our investment adviser determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. We may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board, (2) implement a majority vote requirement, (3) submit a rights plan to a stockholder vote or (4) act on tender offers where a majority of stockholders have tendered their shares. Finally, our investment adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

          Appointment of Auditors:    We believe that a portfolio company remains in the best position to choose its independent auditors and our investment adviser will generally support management's recommendation in this regard.

          Changes in Capital Structure:    Changes in a portfolio company's charter or bylaws may be required by state or federal regulation. In general, our investment adviser will cast our votes in accordance with the management on such proposals. However, our investment adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

          Corporate Restructurings, Mergers and Acquisitions:    We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, our investment adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

          Proposals Affecting Stockholder Rights:    We will generally vote in favor of proposals that give stockholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, our investment adviser will balance the financial impact of the proposal against any impairment of stockholder rights as well as of our investment in the portfolio company.

          Corporate Governance:    We recognize the importance of good corporate governance. Accordingly, our investment adviser will generally favor proposals that promote transparency and accountability within a portfolio company.

          Anti-Takeover Measures:    Our investment adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure's likely effect on stockholder value dilution.

          Stock Splits:    Our investment adviser will generally vote with management on stock split matters.

          Limited Liability of Directors:    Our investment adviser will generally vote with management on matters that could adversely affect the limited liability of directors.

          Social and Corporate Responsibility:    Our investment adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect stockholder value. Our investment adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on stockholder value.

              Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities free of charge by making a written request for proxy voting information to: Ares Capital Corporation, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067.

PRIVACY PRINCIPLES

              We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

              Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

              We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

OTHER

              We will be periodically examined by the SEC for compliance with the Investment Company Act.

              We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to Ares Capital or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Compliance with the Sarbanes-Oxley Act of 2002 and The NASDAQ Global Select Market Corporate Governance Regulations

              The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

              In addition, The NASDAQ Global Select Market has adopted various corporate governance requirements as part of its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

              Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110. Computershare Investor Services, LLC will act as our transfer agent, dividend paying agent and registrar. The principal business address of Computershare is 2 N. LaSalle Street Chicago, IL 60602, telephone number: (312) 588-4993.

BROKERAGE ALLOCATION AND OTHER PRACTICES

              Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, the investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Ares Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While the investment adviser generally will seek reasonably competitive trade execution costs, Ares Capital will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and Ares Capital and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

              The legality of the securities offered hereby will be passed upon for Ares Capital by Proskauer Rose LLP, New York, New York, Sutherland Asbill & Brennan LLP, Washington, D.C. and Venable LLP, Baltimore, Maryland. Certain legal matters in connection with the offering will be passed upon for the dealer managers by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

              KPMG LLP, located at 355 South Grand Avenue, Los Angeles, California 90071, is the independent registered public accounting firm of Ares Capital.

AVAILABLE INFORMATION

              We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

              We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. You also may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC's Internet site at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Room, 100 F Street, NE, Washington, D.C. 20549-0102.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Ares Capital Corporation:

              We have audited the accompanying consolidated balance sheets of Ares Capital Corporation (and subsidiaries) (the Company) as of December 31, 2007 and 2006, including the consolidated schedule of investments as of December 31, 2007 and 2006, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2007. We also have audited the Company's internal control over financial reporting as of December 31, 2007, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company's management is responsible for these consolidated financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying management's report on internal controls over financial reporting. Our responsibility is to express an opinion on these consolidated financial statements and an opinion on the Company's internal control over financial reporting based on our audits.

              We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the consolidated financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

              A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

              Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

              In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Ares Capital Corporation (and subsidiaries) as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, Ares Capital Corporation (and subsidiaries) maintained, in all material respects, effective internal control over financial reporting as of December 31, 2007, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission.

KPMG LLP

Los Angeles, CA
February 25, 2008

 ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	As of
	December 31, 2007	December 31, 2006
ASSETS
Investments at fair value (amortized cost of $1,795,620,922 and $1,245,758,040, respectively)
Non-control/non-affiliate investments	$1,167,200,429	$991,529,464
Non-controlled affiliate company investments	430,370,575	244,292,372
Controlled affiliate company investments	176,630,837	—

Total investments at fair value	1,774,201,841	1,235,821,836
Cash and cash equivalents	21,142,004	91,538,878
Receivable for open trades	1,342,588	1,026,053
Interest receivable	23,730,490	10,121,104
Other assets	8,987,814	9,483,083

Total assets	$1,829,404,737	$1,347,990,954

LIABILITIES
Debt	$681,528,056	$482,000,000
Payable for open trades	—	60,000,000
Accounts payable and other liabilities	5,516,257	2,027,948
Management and incentive fees payable	13,041,060	12,485,016
Interest and facility fees payable	4,769,441	2,044,586

Total liabilities	$704,854,814	$558,557,550

Commitments and contingencies (Note 7)
STOCKHOLDERS' EQUITY
Common stock, par value $.001 per share, 100,000,000 common shares authorized, 72,684,090 and 52,036,527 common shares issued and outstanding, respectively	72,683	52,037
Capital in excess of par value	1,136,598,754	785,192,573
Accumulated undistributed net investment income	7,004,815	7,038,469
Accumulated net realized gain on sale of investments	1,470,951	7,086,529
Net unrealized (depreciation) appreciation on investments	(20,597,280)	(9,936,204)

Total stockholders' equity	1,124,549,923	789,433,404

Total liabilities and stockholders' equity	$1,829,404,737	$1,347,990,954

NET ASSETS PER SHARE	$15.47	$15.17

See accompanying notes to consolidated financial statements.

 ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
INVESTMENT INCOME:
From non-control/non-affiliated company investments:
Interest from investments	$135,144,798	$85,641,997	$30,360,311
Capital structuring service fees	12,473,580	14,633,691	3,314,440
Interest from cash & cash equivalents	2,946,386	2,419,540	1,457,830
Dividend income	1,880,286	2,227,843	744,818
Other income	1,054,494	553,020	256,467

Total investment income from non-control/non-affiliated company investments	153,499,544	105,476,091	36,133,866
From non-control affiliated company investments:
Interest from investments	21,412,632	11,229,734	3,605,200
Capital structuring service fees	2,635,000	1,383,810	1,921,250
Dividend income	1,223,564	—	—
Other income	1,131,466	230,207	190,161

Total investment income from non-control affiliated company investments	26,402,662	12,843,751	5,716,611
From control affiliated company investments:
Interest from investments	5,875,375	1,458,918	—
Capital structuring service fees	2,899,231	—	—
Dividend income	121,074	242,148	—
Other income	75,342	—	—

Total investment income from control affiliated company investments	8,971,022	1,701,066	—

Total investment income	188,873,228	120,020,908	41,850,477

EXPENSES:
Interest and credit facility fees	36,888,872	18,583,815	1,528,060
Base management fees	23,530,805	13,645,724	5,147,492
Incentive management fees	23,521,695	19,516,393	4,202,078
Professional fees	4,907,165	3,016,217	1,398,125
Insurance	1,081,199	866,218	630,513
Administrative	997,470	953,400	888,081
Depreciation	410,328	258,563	—
Directors fees	280,000	250,169	309,536
Interest to the Investment Adviser	—	25,879	154,078
Other	3,133,083	1,341,637	310,714

Total expenses	94,750,617	58,458,015	14,568,677
NET INVESTMENT INCOME BEFORE INCOME TAXES	94,122,611	61,562,893	27,281,800

Income tax expense, including excise tax	(826,437)	4,931,288	158,000

NET INVESTMENT INCOME	94,949,048	56,631,605	27,123,800

REALIZED AND UNREALIZED NET GAINS ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gains (losses):
Non-control/non-affiliate company investments	2,753,857	27,569,148	10,345,991
Non-control affiliated company investments	—	47,283	(4,278)

Control affiliated company investment	3,808,759	—	—
Foreign currency transactions	(18,124)	—	—

Net realized gains	6,544,492	27,616,431	10,341,713
Net unrealized gains (losses):
Non-control/non-affiliate company investments	(3,387,618)	(15,554,499)	7,814,761
Non-control affiliated company investments	(34,497,635)	1,001,785	(3,429,198)

Control affiliated company investments	27,231,176	—	—
Foreign currency transactions	(6,999)	—	—

Net unrealized gains (losses)	(10,661,076)	(14,552,714)	4,385,563
Net realized and unrealized gains (losses) from investments and foreign currencies	(4,116,584)	13,063,717	14,727,276

NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$90,832,464	$69,695,322	$41,851,076

BASIC AND DILUTED EARNINGS PER COMMON SHARE (see Note 4)	$1.37	$1.61	$1.78

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING (see Note 4)	66,410,968	43,156,462	23,487,935

See accompanying notes to consolidated financial statements.

 ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2007

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Healthcare—Services
American Renal Associates, Inc.	Dialysis provider	Senior secured loan ($2,131,147 par due 12/2010)	8.36% (Libor + 3.25%/S)	12/14/05	$2,131,147	$2,131,147	$1.00	(3)
		Senior secured loan ($16,393 par due 12/2011)	8.45% (Libor + 3.25%/Q)	12/14/05	16,393	16,393	$1.00	(3)
		Senior secured loan ($196,721 par due 12/2010)	9.00% (Base Rate + 1.75%/D)	12/14/05	196,721	196,721	$1.00	(3)
		Senior secured loan ($5,770,491 par due 12/2011)	8.36% (Libor + 3.25%/S)	12/14/05	5,770,491	5,770,491	$1.00	(3)
		Senior secured loan ($27,868 par due 12/2011)	9.00% (Base Rate + 1.75%/D)	12/14/05	27,868	27,868	$1.00	(3)
		Senior secured loan ($261,997 par due 12/2011)	8.36% (Libor + 3.25%/S)	12/14/05	261,997	261,997	$1.00	(3)
		Senior secured loan ($2,619,971 par due 12/2011)	8.48% (Libor + 3.25% /Q)	12/14/05	2,619,971	2,619,971	$1.00	(3)
Capella Healthcare, Inc.	Acute care hospital operator	Junior secured loan ($19,000,000 par due 11/2013)	10.34% (Libor + 5.50%/Q)	12/1/05	19,000,000	19,000,000	$1.00
		Junior secured loan ($30,000,000 par due 11/2013)	10.34% (Libor + 5.50%/Q)	12/1/05	30,000,000	30,000,000	$1.00	(2)
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC(6)	Healthcare information management services	Senior secured revolving loan ($810,000 par due 3/2012)	10.38% (Libor + 5.00%/Q)	6/15/07	810,000	810,000	$1.00
		Senior secured revolving loan ($810,000 par due 3/2012)	10.25% (Libor + 5.00%/M)	6/15/07	810,000	810,000	$1.00
		Senior secured revolving loan ($810,000 par due 3/2012)	10.15% (Libor + 5.00%/Q)	6/15/07	810,000	810,000	$1.00
		Senior secured loan ($13,000,000 par due 3/2012)	10.38% (Libor + 5.00%/S)	6/15/07	13,000,000	13,000,000	$1.00
		Senior secured loan ($4,000,000 par due 3/2012)	10.38% (Libor + 5.00%/S)	6/15/07	4,000,000	4,000,000	$1.00	(3)
		Senior secured loan ($6,500,000 par due 3/2012)	10.25% (Libor + 5.00%/M)	6/15/07	6,500,000	6,500,000	$1.00
		Senior secured loan ($2,000,000 par due 3/2012)	10.25% (Libor + 5.00%/M)	6/15/07	2,000,000	2,000,000	$1.00	(3)
		Senior secured loan ($19,500,000 par due 3/2012)	10.15% (Libor + 5.00%/Q)	6/15/07	19,500,000	19,500,000	$1.00
		Senior secured loan ($6,000,000 par due 3/2012)	10.15% (Libor + 5.00%/Q)	6/15/07	6,000,000	6,000,000	$1.00	(3)
		Preferred stock (6,000 shares)		6/15/07	6,000,000	6,000,000	$1,000.00	(5)

		Common stock (9,679 shares)		6/15/07	4,000,000	4,000,003	$413.27	(5)
		Common stock (1,546 shares)		6/15/07	—	—	$—	(5)
DSI Renal, Inc.	Dialysis provider	Senior subordinated note ($53,932,626 par due 4/2014)	12.00% Cash, 2.00% PIK	4/4/06	53,955,881	53,932,626	$1.00	(4)
		Senior subordinated note ($11,575,864 par due 4/2014)	12.00% Cash, 2.00% PIK	4/4/06	11,576,507	11,576,507	$1.00	(4)(3)
		Senior secured revolving loan ($3,360,000 par due 3/2013)	10.25% (Base Rate + 3.00%/D)	4/4/06	3,360,000	3,024,000	$0.90
		Senior secured revolving loan ($1,600,000 par due 3/2013)	8.19% (Libor + 3.00%/Q)	4/4/06	1,600,000	1,440,000	$0.90
		Senior secured revolving loan ($1,440,000 par due 3/2013)	8.13% (Libor + 3.00%/Q)	4/4/06	1,440,000	1,296,000	$0.90
GG Merger Sub I, Inc.	Drug testing services	Senior secured loan ($23,330,000 par due 12/2014)	9.00% (Libor + 4.00%/S)	12/14/07	22,286,455	23,330,000	$1.00
MPBP Holdings, Inc., Cohr Holdings, Inc. and MPBP Acquisition Co., Inc.	Healthcare equipment services	Junior secured loan ($20,000,000 par due 1/2014)	11.53% (Libor + 6.25%/Q)	1/31/07	20,000,000	15,000,000	$0.75
		Junior secured loan ($12,000,000 par due 1/2014)	11.53% (Libor + 6.25%/Q)	1/31/07	12,000,000	9,000,000	$0.75	(3)
		Common stock (50,000 shares)		1/31/07	5,000,000	2,500,000	$50.00	(5)
MWD Acquisition Sub, Inc.	Dental services	Junior secured loan ($5,000,000 par due 5/2012)	11.57% (Libor + 6.25%/Q)	5/3/07	5,000,000	5,000,000	$1.00
OnCURE Medical Corp.	Radiation oncology care provider	Senior subordinated note ($26,055,119 par due 8/2013)	11.00% Cash, 1.50% PIK	8/18/06	26,056,205	26,056,205	$1.00	(4)
		Common stock (857,143 shares)		8/18/06	3,000,000	3,000,000	$3.50	(5)
Triad Laboratory Alliance, LLC	Laboratory services	Senior subordinated note ($15,090,532 par due 12/2012)	12.00% cash, 1.75% PIK	12/21/05	15,090,532	15,090,532	$1.00	(4)
		Senior secured loan ($6,860,000 par due 12/2011)	8.08% (Libor + 3.25%/Q)	12/21/05	6,860,000	6,174,000	$0.90
		Senior secured loan ($2,940,000 par due 12/2011)	8.08% (Libor + 3.25%/Q)	12/21/05	2,940,000	2,646,000	$0.90	(3)

					313,620,168	302,520,461			26.85%

Financial
Abingdon Investments Limited(6)(8)(9)	Investment company	Ordinary shares (948,500 shares)		12/15/06	9,032,978	7,745,166	$8.17	(5)
Firstlight Financial Corporation(6)(9)	Investment company	Senior subordinated loan ($64,926,583 par due 12/2016)	10.00% PIK	12/31/06	64,944,323	64,944,323	$1.00	(4)
		Common stock (10,000 shares)		12/31/06	10,000,000	7,500,000	$750.00	(5)
		Common stock (30,000 shares)		12/31/06	30,000,000	22,500,000	$750.00	(5)

Ivy Hill Middle Market Credit Fund, Ltd.(7)(8)(9)	Investment company	Class B deferrable interest notes ($40,000,000 par due 11/2018)	11.00% (Libor + 6.00%/Q)	11/20/07	40,000,000	40,000,000	$1.00
		Subordinated notes (16,000,000 par due 11/2018)		11/20/07	16,000,000	16,000,000	$1.00	(5)
Imperial Capital Group, LLC(6)(9)	Investment banking services	Common units (7,710 units)		5/10/07	14,997,159	14,997,160	$1,945.16	(5)
		Common units (2,526 units)		5/10/07	2,526	2,526	$1.00	(5)
		Common units (315 units)		5/10/07	315	315	$1.00	(5)
Partnership Capital Growth Fund I, L.P.(9)	Investment partnership	Limited partnership interest (25% interest)		6/16/06	1,317,082	1,317,082		(5)

					186,294,383	175,006,572			15.53%

Business Services
Investor Group Services, LLC(16)	Financial services	Senior secured loan ($1,000,000 par due 6/2011)	12.00%	6/22/06	1,000,000	1,000,000	$1.00	(3)
		Limited liability company membership interest (10.00% interest)		6/22/06	—	—	$—	(5)
Miller Heiman, Inc.	Sales consulting services	Senior secured loan ($1,427,901 par due 6/2010)	8.31% (Libor + 3.25%/Q)	6/20/05	1,427,901	1,427,901	$1.00	(3)
		Senior secured loan ($3,976,803 par due 6/2012)	8.58% (Libor + 3.75%/Q)	6/20/05	3,976,803	3,976,803	$1.00	(3)
Pillar Holdings LLC and PHL Holding Co.(6)	Mortgage services	Senior secured revolving loan ($500,000 par due 11/2013)	10.37% (Libor + 5.50%/M)	11/20/07	500,000	500,000	$1.00
		Senior secured loan ($55,000,000 par due 11/2013)	10.33% (Libor + 5.50%/Q)	11/20/07	55,000,000	55,000,000	$1.00
		Common stock (97 shares)		11/20/07	4,000,000	4,000,000	$41,420.73	(5)
Primis Marketing Group, Inc. and Primis Holdings, LLC(6)	Database marketing services	Senior subordinated note ($10,222,345 par due 2/2013)	11.00% Cash, 2.50% PIK	8/24/06	10,222,345	8,586,770	$0.84	(2)(4)
		Preferred units (4,000 units)		8/24/06	3,600,000	—	$—	(5)
		Common units (4,000,000 units)		8/24/06	400,000	—	$—	(5)
Prommis Solutions, LLC, E-Default Services, LLC, Statewide Tax and Title Services, LLC & Statewide Publishing Services, LLC (formerly known as MR Processing Holding Corp.)	Bankruptcy and foreclosure processing services	Senior subordinated note ($21,557,336 par due 2/2014)	11.50% Cash, 2.00% PIK	2/8/07	21,557,336	21,557,337	$1.00	(4)
		Senior subordinated note ($29,522,650 par due 2/2014)	11.50% Cash, 2.00% PIK	2/8/07	29,522,650	29,522,650	$1.00	(2)(4)
		Preferred stock (30,000 shares)		4/11/06	3,000,000	4,500,000	$150.00	(5)

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/07	250,000	250,000	$1.00	(5)
Summit Business Media, LLC	Business media consulting services	Junior secured loan ($10,000,000 par due 11/2013)	11.85% (Libor + 7.00%/M)	8/3/07	10,000,000	10,000,000	$1.00	(3)
VSS-Tranzact Holdings, LLC(6)	Management Consulting Services	Common membership interest (8.51% interest)		10/26/07	10,000,000	10,000,000		(5)

					154,457,035	150,321,461			13.34%

Printing, Publishing and Media
Canon Communications LLC	Print publications services	Junior secured loan ($7,525,000 par due 11/2011)	11.60% (Libor + 6.75%/M)	5/25/05	7,525,000	7,525,000	$1.00
		Junior secured loan ($4,250,000 par due 11/2011)	11.60% (Libor + 6.75%/M)	5/25/05	4,250,000	4,250,000	$1.00	(2)
		Junior secured loan ($12,000,000 par due 11/2011)	11.60% (Libor + 6.75%/M)	5/25/05	12,000,000	12,000,000	$1.00	(3)
Courtside Acquisition Corp.	Community newspaper publisher	Senior subordinated loan ($32,279,694 par due 6/2014)	15.00% PIK	6/29/07	32,279,694	32,279,694	$1.00	(4)
Daily Candy, Inc.(6)	Internet publication provider	Senior secured loan ($497,406 par due 5/2009)	9.72% (Libor + 5.00%/S)	5/25/06	573,096	497,406	$1.00
		Senior secured loan ($11,629,133 par due 5/2009)	9.72% (Libor + 5.00%/S)	5/25/06	13,398,727	11,629,133	$1.00	(3)
		Senior secured loan ($4,520 par due 5/2009)	9.72% (Libor + 5.00%/S)	5/25/06	5,208	4,520	$1.00
		Senior secured loan ($105,674 par due 5/2009)	9.72% (Libor + 5.00%/S)	5/25/06	121,754	105,674	$1.00	(3)
		Senior secured loan ($2,836 par due 5/2009)	9.84% (Libor + 5.00%/Q)	5/25/06	3,268	2,836	$1.00
		Senior secured loan ($66,298 par due 5/2009)	9.84% (Libor + 5.00%/Q)	5/25/06	76,387	66,298	$1.00	(3)
		Common stock (1,250,000 shares)		5/25/06	2,375,000	4,085,000	$3.27	(5)
		Warrants to purchase 1,381,578 shares		5/25/06	2,624,998	4,514,997	$3.27	(5)
LVCG Holdings LLC(7)	Commercial printer	Membership interest (56.53% interest)		10/12/07	6,600,000	6,600,000	$100.00	(5)
National Print Group, Inc.	Printing management services	Senior secured revolving loan ($834,692 par due 3/2012)	9.75% (Base Rate + 2.50%/D)	3/2/06	834,692	834,692	$1.00
		Senior secured revolving loan ($1,369,565 par due 3/2012)	8.75% (Libor + 3.50%/M)	3/2/06	1,369,565	1,369,565	$1.00
		Senior secured loan ($4,774,539 par due 3/2012)	8.33% (Libor + 3.50%/Q)	3/2/06	4,774,539	4,774,539	$1.00	(3)
		Senior secured loan ($5,110,685 par due 3/2012)	8.58% (Libor + 3.50%/Q)	3/2/06	5,110,685	5,110,685	$1.00	(3)
		Senior secured loan ($406,132 par due 8/2012)	12.09% (Libor + 7.00%/B)	3/2/06	406,132	406,132	$1.00	(3)
		Senior secured loan ($349,802 par due 8/2012)	11.96% (Libor + 7.00%/Q)	3/2/06	349,802	349,802	$1.00	(3)

		Preferred stock (9,344 shares)		3/2/06	2,000,000	2,000,000	$214.04	(5)
The Teaching Company, LLC and The Teaching Company Holdings, Inc.(11)	Education publications provider	Senior secured loan ($28,000,000 par due 9/2012)	10.50%	9/29/06	28,000,000	28,000,000	$1.00
		Preferred stock (29,969 shares)		9/29/06	2,996,921	3,995,924	$133.33	(5)
		Common stock (15,393 shares)		9/29/06	3,079	4,105	$0.27	(5)

					127,678,547	130,406,002			11.57%

Education
ELC Acquisition Corporation	Developer, manufacturer and retailer of educational products	Senior secured loan ($2,707,304 par due 11/2012)	9.18% (Libor + 3.75%/Q)	11/30/06	2,707,304	2,707,304	$1.00
		Senior secured loan ($354,578 par due 11/2012)	9.18% (Libor + 3.75%/Q)	11/30/06	354,578	354,578	$1.00	(3)
		Junior secured loan ($8,333,333 par due 11/2013)	12.11% (Libor + 7.00%/Q)	11/30/06	8,333,333	8,333,333	$1.00	(3)
Equinox EIC Partners, LLC and MUA Management Company, Ltd.(1)(7)	Medical school operator	Senior secured revolving loan ($3,000,000 par due 12/2012)	11.36% (Libor + 6.00%/Q)	4/3/07	3,000,000	3,000,000	$1.00
		Senior secured revolving loan ($3,138,503 par due 12/2012)	12.75% (Base Rate + 5.00%/D)	4/3/07	3,138,503	3,138,503	$1.00
		Senior secured revolving loan ($2,000,000 par due 12/2012)	12.75% (Base Rate + 5.00%/D)	4/3/07	2,000,000	2,000,000	$1.00
		Senior secured revolving loan ($2,000,000 par due 12/2012)	11.24% (Libor + 6.00%/Q)	4/3/07	2,000,000	2,000,000	$1.00
		Senior secured loan ($5,474,738 par due 12/2012)	10.86% (Libor + 6.00%/Q)	4/3/07	5,474,738	5,474,738	$1.00
		Senior secured loan ($14,112,565 par due 12/2012)	11.11% (Libor + 6.00%/Q)	9/21/07	14,112,565	14,112,565	$1.00
		Senior secured loan ($7,450,000 par due 12/2012)	11.21% (Libor + 6.00%/Q)	4/3/07	7,450,000	7,450,000	$1.00	(3)
		Common membership interest (26.27% interest)		9/21/07	15,000,000	15,000,000		(5)
Instituto de Banca y Comercio, Inc.(8)	Private school operator	Senior secured revolving loan ($1,125,000 par due 3/2014)	8.10% (Libor + 3.00%/M)	3/15/07	1,125,000	1,125,000	$1.00
		Senior secured loan ($12,377,500 par due 3/2014)	9.96% (Libor + 5.00%/Q)	3/15/07	12,377,500	12,377,500	$1.00
		Senior secured loan ($11,940,000 par due 3/2014)	9.96% (Libor + 5.00%/Q)	3/15/07	11,940,000	11,940,000	$1.00	(3)
Lakeland Finance, LLC	Private school operator	Senior secured note ($18,000,000 par due 12/2012)	11.50%	12/13/05	18,000,000	18,000,000	$1.00
		Senior secured note ($15,000,000 par due 12/2012)	11.50%	12/13/05	15,000,000	15,000,000	$1.00	(2)

					122,013,521	122,013,521			10.83%

Retail
Apogee Retail, LLC	For-profit thrift retailer	Senior secured loan ($9,373,422 par due 3/2012)	10.39% (Libor + 5.25%/S)	3/27/07	9,373,422	9,373,422	$1.00
		Senior secured loan ($19,850,000 par due 3/2012)	10.39% (Libor + 5.25%/S)	3/27/07	19,850,000	19,850,000	$1.00	(2)
		Senior secured loan ($11,910,000 par due 3/2012)	10.39% (Libor + 5.25%/S)	3/27/07	11,910,000	11,910,000	$1.00	(3)
Savers, Inc. and SAI Acquisition Corporation	For-profit thrift retailer	Senior subordinated note ($28,281,392 par due 8/2014)	10.00% cash, 2.00% PIK	8/8/06	28,281,392	28,281,392	$1.00	(2)(4)
		Common stock (1,170,182 shares)		8/8/06	4,500,000	4,500,000	$3.85	(5)
Things Remembered, Inc. and TRM Holdings Corporation	Personalized gifts retailer	Senior secured loan ($4,632,000 par due 9/2012)	9.95% (Libor + 4.75%/M)	9/28/06	4,632,000	4,632,000	$1.00	(3)
		Senior secured loan ($120,000 par due 9/2012)	11.00% (Base Rate + 3.75%/D)	9/28/06	120,000	120,000	$1.00	(3)
		Senior secured loan ($14,000,000 par due 9/2012)	11.20% (Libor + 6.00%/M)	9/28/06	14,000,000	14,000,000	$1.00	(2)
		Senior secured loan ($14,000,000 par due 9/2012)	11.20% (Libor + 6.00%/M)	9/28/06	14,000,000	14,000,000	$1.00
		Senior secured loan ($7,200,000 par due 9/2012)	11.20% (Libor + 6.00%/M)	9/28/06	7,200,000	7,200,000	$1.00	(3)
		Preferred stock (80 shares)		9/28/06	1,800,000	1,800,000	$22,500.00	(5)
		Common stock (800 shares)		9/28/06	200,000	200,000	$250.00	(5)

					115,866,814	115,866,814			10.28%

Beverage, Food and Tobacco
3091779 Nova Scotia Inc.(12)	Baked goods manufacturer	Junior secured loan (Cdn$14,000,000 par due 11/2012)	11.50%	11/2/07	14,849,800	14,021,000	$1.00	(12)
		Warrants to purchase 57,545 shares			—	—	$—	(5)
Apple & Eve, LLC and US Juice Partners, LLC(6)	Juice manufacturer	Senior secured revolving loan ($1,846,000 par due 10/2013)	10.93% (Libor + 6.00%/M)	10/5/07	1,846,000	1,846,000	$1.00
		Senior secured revolving loan ($1,000,000 par due 10/2013)	10.93% (Libor + 6.00%/M)	10/5/07	1,000,000	1,000,000	$1.00
		Senior secured loan ($33,915,000 par due 10/2013)	10.93% (Libor + 6.00%/M)	10/5/07	33,915,000	33,915,000	$1.00
		Senior secured loan ($11,970,000 par due 10/2013)	10.93% (Libor + 6.00%/M)	10/5/07	11,970,000	11,970,000	$1.00	(3)
		Senior units (50,000 units)		10/5/07	5,000,000	5,000,000	$100.00	(5)

					110,364,575	109,535,773			9.72%

Best Brands Corporation	Baked goods manufacturer	Junior secured loan ($27,1154610 par due 6/2013)	17.23% (Libor + 12.00%/Q)	12/14/06	27,115,462	27,115,461	$1.02	(2)

		Junior secured loan ($12,168,314 par due 6/2013)	17.23% (Libor + 12.00%/Q)	12/14/06	12,168,313	12,168,314	$1.02	(3)
Charter Baking Company, Inc.	Baked goods manufacturer	Preferred stock (6,258 shares)		9/1/06	2,500,000	2,499,998	$399.49	(5)
Services—Other
American Residential Services, LLC	Plumbing, heating and air-conditioning services	Junior secured loan ($20,101,111 par due 4/2015)	10.00% Cash, 2.00% PIK	4/17/07	20,101,111	20,101,111	$1.00	(4)
Diversified Collection Services, Inc.	Collections services	Senior secured loan ($874,419 par due 8/2011)	10.60% (Libor + 5.75%/M)	2/2/05	769,489	760,744	$0.87
		Senior secured loan ($4,896,743 par due 8/2011)	10.60% (Libor + 5.75%/M)	2/2/05	4,896,743	4,260,167	$0.87	(3)
		Senior secured loan ($1,742,026 par due 2/2011)	13.35% (Libor + 8.50%/M)	2/2/05	1,742,026	1,358,781	$0.78	(2)
		Senior secured loan ($6,757,973 par due 8/2011)	13.35% (Libor + 8.50%/M)	2/2/05	6,757,974	5,271,219	$0.78	(3)
		Preferred stock (14,927 shares)		5/18/06	169,123	—	$—	(5)
		Common stock (114,004 shares)		2/2/05	295,270	—	$—	(5)
GCA Services Group, Inc.	Custodial services	Senior secured loan ($30,000,000 par due 12/2011)	12.00%	12/15/06	30,000,000	30,000,000	$1.00	(2)
		Senior secured loan ($12,000,000 par due 12/2011)	12.00%	12/15/06	12,000,000	12,000,000	$1.00	(3)
Growing Family, Inc. and GFH Holdings, LLC	Photography services	Senior secured revolving loan ($500,000 par due 8/2011)	8.02% (Libor + 3.00%/Q)	3/16/07	500,000	480,000	$0.96
		Senior secured revolving loan ($762,500 par due 8/2011)	8.26% (Libor + 3.00%/Q)	3/16/07	762,500	732,000	$0.96
		Senior secured loan ($366,950 par due 8/2011)	8.56% (Libor + 3.50%/Q)	3/16/07	366,950	352,272	$0.96
		Senior secured loan ($9,645,550 par due 8/2011)	8.56% (Libor + 3.50%/Q)	3/16/07	9,645,550	9,259,728	$0.96	(3)
		Senior secured loan ($70,550 par due 8/2011)	8.47% (Libor + 3.50%/Q)	3/16/07	70,550	67,728	$0.96
		Senior secured loan ($1,854,450 par due 8/2011)	8.47% (Libor + 3.50%/Q)	3/16/07	1,854,450	1,780,272	$0.96	(3)
		Senior secured loan ($3,575,000 par due 8/2011)	10.97% (Libor + 6.00%/Q)	3/16/07	3,576,309	3,147,309	$0.88
		Senior secured loan ($52,063 par due 8/2011)	10.97% (Libor + 6.00%/Q)	3/16/07	52,082	45,834	$0.88
		Common stock (552,430 shares)		3/16/07	872,286	90,002	$0.16	(5)
NPA Acquisition, LLC	Powersport vehicle auction operator	Junior secured loan ($12,000,000 par due 2/2013)	12.50% (Base Rate + 5.25%/D)	8/23/06	12,000,000	12,000,000	$1.00	(3)
		Common units (1,709 units)		8/23/06	1,000,000	1,500,000	$877.71	(5)

					107,432,413	103,207,167			9.16%

Consumer Products—Non-Durable
Badanco Enterprises, Inc.	Luggage manufacturer	Senior secured revolving loan ($2,150,000 par due 1/2012)	10.50% (Base Rate + 3.25%/D)	1/24/07	2,150,000	2,150,000	$1.00
		Senior secured loan ($312,500 par due 1/2012)	10.50% (Base Rate + 3.25%/D)	1/24/07	312,500	312,500	$1.00	(3)
		Senior secured loan ($5,937,500 par due 1/2012)	9.37% (Libor + 4.50%/M)	1/24/07	5,937,500	5,937,500	$1.00	(3)
		Senior secured loan ($4,375,000 par due 1/2012)	9.39% (Libor + 4.50%/B)	1/24/07	4,375,000	4,375,000	$1.00	(3)
Innovative Brands, LLC	Consumer products and personal care manufacturer	Senior Secured Loan ($12,837,500 par due 9/2011)	11.13%	10/12/06	12,837,500	12,837,500	$1.00
		Senior Secured Loan ($11,880,000 par due 9/2011)	11.13%	10/12/06	11,880,000	11,880,000	$1.00	(3)
Making Memories Wholesale, Inc.(6)	Scrapbooking branded products manufacturer	Senior secured loan ($7,125,000 par due 3/2011)	9.75% (Base Rate + 2.50%/D)	5/5/05	7,125,000	7,125,000	$1.00	(3)
		Senior subordinated loan ($10,464,923 par due 5/2012)	12.00% cash, 4.00% PIK	5/5/05	10,464,923	6,802,200	$0.65	(2)(4)
		Preferred stock (3,759 shares)		5/5/05	3,758,800	—	$—	(5)
Shoes for Crews, LLC	Safety footwear and slip-related mats	Senior secured revolving loan ($2,333,333 par due 7/2010)	9.25% (Base Rate + 2.00%/D)	6/16/06	2,333,333	2,333,333	$1.00
		Senior secured loan ($970,875 par due 7/2010)	7.72% (Libor + 3.00%/S)	10/8/04	970,875	970,875	$1.00	(3)
		Senior secured loan ($74,683 par due 7/2010)	9.25% (Base Rate + 2.00%/D)	10/8/04	74,683	74,683	$1.00	(3)
The Thymes, LLC(7)	Cosmetic products manufacturer	Preferred stock (7,188 shares)	8.00% PIK	6/21/07	7,188,537	7,188,536	$1,000.02	(4)
		Common stock (6,850 shares)		6/21/07	—	—	$—	(5)
Wear Me Apparel, LLC(6)	Clothing manufacturer	Senior subordinated notes ($22,500,000 par due 4/2013)	12.60% cash, 1.00% PIK	4/2/07	22,559,191	22,559,191	$1.00	(2)(4)
		Common stock (10,000 shares)		4/2/07	10,000,000	2,000,000	$200.00	(5)

					101,967,842	86,546,318			7.68%

Environmental Services
AWTP, LLC	Water treatment services	Junior secured loan ($1,608,099 par due 12/2012)	13.43% (Libor + 8.50%/Q)	12/23/05	1,612,343	1,612,343	$1.00
		Junior secured loan ($12,060,743 par due 12/2012)	13.43% (Libor + 8.50%/Q)	12/23/05	12,061,413	12,061,413	$1.00	(3)
Mactec, Inc.	Engineering and environmental services	Common stock (16 shares)		11/3/04	—	334	$20.78	(5)
		Common stock (5,556 shares)		11/3/04	—	115,444	$20.78	(5)

Sigma International Group, Inc.	Water treatment parts manufacturer	Junior secured loan (1,833,333 par due 10/13)	12.37% (Libor + 7.50%/Q)	10/11/07	1,833,333	1,833,333	$1.00
		Junior secured loan (4,000,000 par due 10/13)	12.37% (Libor + 7.50%/Q)	10/11/07	4,000,000	4,000,000	$1.00	(3)
		Junior secured loan (2,750,000 par due 10/13)	12.73% (Libor + 7.50/M)	11/1/07	2,750,000	2,750,000	$1.00
		Junior secured loan (6,000,000 par due 10/13)	12.73% (Libor + 7.50/M)	11/1/07	6,000,000	6,000,000	$1.00	(3)
		Junior secured loan (916,667 par due 10/13)	12.29% (Libor + 7.50%/S)	11/6/07	916,667	916,667	$1.00
		Junior secured loan (2,000,000 par due 10/13)	12.29% (Libor + 7.50%/S)	11/6/07	2,000,000	2,000,000	$1.00	(3)
Waste Pro USA, Inc.	Waste management services	Senior subordinated loan ($25,000,000 par due 11/2013)	11.50%	11/9/06	25,000,000	25,000,000	$1.00	(2)
		Preferred stock (15,000 shares)	10.00% PIK	11/9/06	15,000,000	15,000,000	$1,000.00	(4)
		Warrants to purchase 882,671 shares		11/9/06	—	3,999,999	$4.53	(5)
Wastequip, Inc.(6)	Waste management equipment manufacturer	Senior subordinated loan ($12,602,083 par due 2/2015)	12.00%	2/5/07	12,730,904	10,210,488	$0.81
		Common stock (13,889 shares)		2/2/07	1,388,890	694,445	$50.00	(5)

					85,293,550	86,194,466			7.65%

Manufacturing
Arrow Group Industries, Inc.	Residential and outdoor shed manufacturer	Senior secured loan ($5,616,000 par due 4/2010)	10.20% (Libor + 5.00%/Q)	3/28/05	5,649,721	5,616,000	$1.00	(3)
Emerald Performance Materials, LLC	Polymers and performance materials manufacturer	Senior secured loan ($10,164,115 par due 5/2011)	9.00% (Base Rate + 1.75%/D)	5/16/06	10,164,115	10,164,115	$1.00	(3)
		Senior secured loan ($1,522,742 par due 5/2011)	10.75% (Base Rate + 3.50%/D)	5/16/06	1,522,742	1,522,742	$1.00	(3)
		Senior secured loan ($4,410,683 par due 5/2011)	13.00%	5/16/06	4,422,077	4,422,077	$1.00
Qualitor, Inc.	Automotive aftermarket components supplier	Senior secured loan ($1,774,785 par due 12/2011)	9.08% (Libor + 4.25%/Q)	12/29/04	1,774,785	1,774,785	$1.00	(3)
		Junior secured loan ($5,000,000 par due 6/2012)	12.08% (Libor + 7.25%/Q)	12/29/04	5,000,000	5,000,000	$1.00	(3)
Reflexite Corporation(7)	Developer and manufacturer of high-visibility reflective products	Common Stock (1,821,860 shares)		3/28/06	27,435,318	54,666,494	$30.01	(5)
Saw Mill PCG Partners LLC	Precision components manufacturer	Common units (1,000 units)		2/2/07	1,000,000	400,000	$400.00	(5)

Universal Trailer Corporation(6)	Livestock and specialty trailer manufacturer	Common stock (50,000 shares)		10/8/04	6,424,645	484,711	$9.69	(5)
		Warrants to purchase 22,208 shares		10/8/04	1,505,776	215,289	$9.69	(5)

					64,899,179	84,266,213			7.48%

Restaurants
ADF Capital, Inc. & ADF Restaurant Group, LLC	Restaurant owner and operator	Senior secured revolving loan ($2,000,000 par due 11/2013)	8.88% (Libor + 3.50%/Q)	11/27/06	2,000,000	2,000,000	$1.00
		Senior secured revolving loan ($2,236,726 par due 11/2013)	9.75% (Base Rate + 2.50%/D)	11/27/06	2,236,726	2,236,726	$1.00
		Senior secured loan ($19,606,317 par due 11/2012)	13.88% (Libor + 8.50%/Q)	11/27/06	19,606,317	19,606,317	$1.00
		Senior secured loan ($990,000 par due 11/2012)	13.88% (Libor + 8.50%/Q)	11/27/06	990,000	990,000	$1.00	(2)
		Senior secured loan ($14,053,683 par due 11/2012)	13.88% (Libor + 8.50%/Q)	11/27/06	14,053,683	14,053,683	$1.00	(3)
		Promissory note ($10,713,390 par due 11/2016)	10.00% PIK	6/1/06	10,713,390	10,725,191	$1.00	(4)
		Warrants to purchase 0.61 shares		6/1/06	—	—	$—	(5)
Encanto Restaurants, Inc.(8)	Restaurant owner and operator	Junior secured loan ($24,352,333 par due 8/2013)	7.50% Cash, 3.50% PIK	8/16/06	24,352,333	24,352,333	$1.00	(4)
		Junior secured loan ($1,014,681 par due 8/2013)	7.50% Cash, 3.50% PIK	8/16/06	1,014,681	1,014,681	$1.00	(3)(4)

					74,967,130	74,978,931			6.66%

Containers—Packaging
Captive Plastics, Inc.	Plastics container manufacturer	Junior secured loan ($3,500,000 par due 2/2012)	12.34% (Libor + 7.25%/Q)	12/19/05	3,500,000	3,500,000	$1.00
		Junior secured loan ($12,000,000 par due 2/2012)	12.34% (Libor + 7.25%/Q)	12/19/05	12,000,000	12,000,000	$1.00	(3)
Industrial Container Services, LLC(6)	Industrial container manufacturer, reconditioner and servicer	Senior secured revolving loan ($1,858,696 par due 9/2011)	10.25% (Base Rate + 3.00%/D)	6/21/06	1,858,696	1,858,696	$1.00
		Senior secured revolving loan ($4,130,435 par due 9/2011)	8.93% (Libor + 4.00%/M)	6/21/06	4,130,435	4,130,435	$1.00
		Senior secured loan ($5,896,523 par due 9/2011)	8.93% (Libor + 4.00%/M)	9/30/05	5,896,523	5,896,523	$1.00
		Senior secured loan ($989,873 par due 9/2011)	8.93% (Libor + 4.00%/M)	6/21/06	989,873	989,873	$1.00	(2)
		Senior secured loan ($15,160,594 par due 9/2011)	8.93% (Libor + 4.00%/M)	6/21/06	15,160,594	15,160,594	$1.00	(3)
		Common stock (1,800,000 shares)		9/29/05	1,800,000	5,000,004	$2.78	(5)

					45,336,121	48,536,125			4.31%

Aerospace & Defense
AP Global Holdings, Inc.	Safety and security equipment manufacturer	Senior secured loan ($20,000,000 par due 10/2013)	9.73% (Libor + 4.50%/M)	11/8/07	19,607,288	20,000,000	$1.00
ILC Industries, Inc.	Industrial products provider	Junior secured loan ($12,000,000 par due 8/2012)	11.50%	6/27/06	12,000,000	12,000,000	$1.00	(3)
Thermal Solutions LLC and TSI Group, Inc.	Thermal management and electronics packaging manufacturer	Senior secured loan ($2,797,246 par due 3/2012)	10.50% (Base Rate + 3.25%/D)	3/28/05	2,797,246	2,752,490	$0.98	(3)
		Senior secured loan ($1,182,006 par due 3/2011)	10.00% (Base Rate + 2.75%/D)	3/28/05	1,182,006	1,164,276	$0.98	(3)
		Senior subordinated notes ($2,049,153 par due 9/2012)	11.50% cash, 2.75% PIK	3/28/05	2,068,459	2,016,523	$0.98	(4)
		Senior subordinated notes ($3,235,328 par due 9/2012)	11.50% cash, 2.75% PIK	3/28/05	3,236,609	3,184,843	$0.98	(2)(4)
		Senior subordinated notes ($2,613,069 par due 3/2013)	11.50% cash, 2.50% PIK	3/21/06	2,613,250	2,516,567	$0.96	(2)(4)
		Preferred stock (71,552 shares)		3/28/05	715,520	693,482	$9.69	(5)
		Common stock (1,460,246 shares)		3/28/05	14,602	14,164	$0.01	(5)

					44,234,980	44,342,345			3.94%

Computers and Electronics
RedPrairie Corporation	Software manufacturer	Junior secured loan ($6,500,000 par due 1/2013)	11.39% (Libor + 6.50%/Q)	7/13/06	6,500,000	6,500,000	$1.00
		Junior secured loan ($12,000,000 par due 1/2013)	11.39% (Libor + 6.50%/Q)	7/13/06	12,000,000	12,000,000	$1.00	(3)
X-rite, Incorporated	Artwork software manufacturer	Junior secured loan ($4,800,000 par due 7/2013)	12.38% (Libor + 7.50%/Q)	7/6/06	4,800,000	4,800,000	$1.00
		Junior secured loan ($12,000,000 par due 7/2013)	12.38% (Libor + 7.50%/Q)	7/6/06	12,000,000	12,000,000	$1.00	(3)

					35,300,000	35,300,000			3.13%

Health Clubs
Athletic Club Holdings, Inc.(13)	Premier health club operator	Senior secured loan ($29,423,559 par due 10/2013)	9.63% (Libor + 4.50%/Q)	10/11/07	29,423,559	29,423,559	$1.00
		Senior secured loan ($4,488,339 par due 10/2013)	9.63% (Libor + 4.50%/Q)	10/11/07	4,488,339	4,488,339	$1.00	(3)
		Senior secured loan ($50,125 par due 10/2013)	9.47% (Libor + 4.50%/Q)	10/11/07	50,125	50,125	$1.00
		Senior secured loan ($7,646 par due 10/2013)	9.47% (Libor + 4.50%/Q)	10/11/07	7,646	7,646	$1.00	(3)
		Senior secured loan ($26,316 par due 10/2013)	10.75% (Libor + 3.50%/Q)	10/11/07	26,316	26,316	$1.00
		Senior secured loan ($4,015 par due 10/2013)	10.75% (Libor + 3.50%/Q)	10/11/07	4,015	4,015	$1.00	(3)

					34,000,000	34,000,000			3.02%

Grocery
Planet Organic Health Corp.(8)	Organic grocery store operator	Senior secured loan ($7,000,000 par due 7/2014)	10.45% (Libor + 5.50%/Q)	7/3/07	7,000,000	7,000,000	$1.00
		Senior secured loan ($10,500,000 par due 7/2014)	10.45% (Libor + 5.50%/Q)	7/3/07	10,500,000	10,500,000	$1.00	(3)
		Senior subordinated loan ($9,332,430 par due 7/2012)	11.00% Cash, 2.00% PIK	7/3/07	9,332,430	9,332,430	$1.00	(4)

					26,832,430	26,832,430			2.38%

Cargo Transport
The Kenan Advantage Group, Inc.	Fuel transportation provider	Senior subordinated notes ($9,524,320 par due 12/2013)	9.50% cash, 3.50% PIK	12/15/05	9,524,320	9,524,320	$1.00	(2)(4)
		Senior secured loan ($2,450,025 par due 12/2011)	7.58% (Libor + 2.75%/Q)	12/15/05	2,450,025	2,205,022	$0.90	(3)
		Preferred stock (10,984 shares)		12/15/05	1,098,400	1,292,984	$117.72	(5)
		Common stock (30,575 shares)		12/15/05	30,575	35,993	$1.18	(5)

					13,103,320	13,058,319			1.16%

Consumer Products—Durable
Direct Buy Holdings, Inc. and Direct Buy Investors LP(6)	Membership-based buying club franchisor and operator from the manufacturer	Senior secured loan ($2,500,000 par due 11/2012)	9.74% (Libor + 4.50%/M)	12/14/07	2,400,000	2,400,000	$0.96
		Partnership interests (19.31% interest)		11/30/07	10,000,000	10,000,000	$100.00	(5)

					12,400,000	12,400,000			1.10%

Housing—Building Materials
HB&G Building Products	Synthetic and wood product manufacturer	Senior subordinated loan ($8,838,294 par due 3/2011)	13.00% cash, 3.00% PIK	10/8/04	8,826,407	8,839,109	$1.00	(2)(4)
		Common stock (2,743 shares)		10/8/04	752,888	376,444	$137.24	(5)
		Warrants to purchase 4,464 shares		10/8/04	652,504	326,255	$73.09	(5)

					10,231,799	9,541,808			0.85%

Telecommunications
American Broadband Communciations, LLC and American Broadband Holding Company	Broadband communication services	Senior subordinated loan ($9,327,115 par due 11/2014)	8.00% cash, 8.00% PIK	11/7/07	9,327,115	9,327,115	$1.00	(4)
		Warrants to purchase 170 shares		11/7/07	—	—	$—	(5)

					9,327,115	9,327,115			0.83%

Total					$1,795,620,922	$1,774,201,841

(1)
Other than our investments in Equinox EIC Partners, LLC, Ivy Hill Middle Market Credit Fund, Ltd., LVCG Holdings LLC, Reflexite Corporation and The Thymes, LLC, we do not "Control" any of our portfolio companies, as defined in the Investment Company Act. In general, under the Investment Company Act, we would "Control" a portfolio company if we owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. All of our portfolio company investments are subject to legal restriction on sales which as of December 31, 2007 represented 158% of the Company's net assets.

(2)
Pledged as collateral for the CP Funding Facility and unless otherwise noted, all other investments are pledged as collateral for the Revolving Credit Facility (see Note 8 to the consolidated financial statements).

(3)
Pledged as collateral for the ARCC CLO and unless otherwise noted, all other investments are pledged as collateral for the Revolving Credit Facility (see Note 8 to the consolidated financial statements).

(4)
Has a payment-in-kind interest feature (see Note 2 to the consolidated financial statements).

(5)
Non-income producing at December 31, 2007.

(6)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities. Transactions during the period for the year ended December 31, 2007 in which the issuer was an Affiliate (but not a portfolio company that we "Control") are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains/losses	Net unrealized gains/losses
Abingdon Investments Limited	$—	$—	$—	$—	$—	$1,223,564	$—	$—	$(1,287,812)
Apple & Eve, LLC and US Juice Partners, LLC	$74,846,000	$115,000	$21,000,000	$1,647,899	$1,353,415	$—	$12,637	$—	$—
CT Technologies Intermediate Holdings, Inc. and CT Technologies Holdings, LLC	$135,930,000	$—	$72,500,000	$3,571,499	$2,597,500	$—	$148,646	$—	$—
Daily Candy, Inc.	$—	$2,569,133	$10,000,000	3,068,164	$—	$—	$—	$—	$2,653,753
Direct Buy Holdings, Inc. and Direct Buy Investors LP	$12,400,000	$—	$—	$11,833	$—	$—	$—	$—	$—
Firstlight Financial Corporation	$40,000,000	$—	$—	$4,944,322	$37,500	$—	$750,000	$—	$(10,000,000)
Imperial Capital Group, LLC	$15,000,000	$—	$—	$—	$300,000	$201,287	$—	$—	$—
Industrial Container Services, LLC	$9,665,217	$9,475,565	$16,000,000	$3,170,964	$—	$—	$154,027	$—	$3,200,004
Investor Group Services, LLC	$400,000	$1,400,000	$—	$300,592	$—	$—	$38,171	$—	$—
Pillar Holdings LLC and PHL Holding Co.	$59,500,000	$—	$—	$677,847	$1,056,000	$—	$15,063	$—	$—
Primis Marketing Group, Inc. and Primis Holdings, LLC	$—	$—	$—	$860,848	$—	$—	$—	$—	$(5,635,575)
Making Memories Wholesale, Inc.	$—	$633,333	$—	$1,998,699	$—	$—	$421	$—	$(4,982,723)
Universal Trailer Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$(7,230,421)
VSS-Tranzact Holdings, LLC	$10,000,000	$—	$—	$—	$—	$—	$—	$—	$—
Wastequip, Inc.	$13,888,889	$27,000,000	$—	$1,118,314	$—	$—	$—	$—	$(3,214,861)
Wear Me Apparel, LLC	$32,500,000	$—	$—	$2,320,500	$325,000	$62,703	$25,000	$—	$(8,000,000)
(7)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions during the period for the year ended December 31, 2007 in which the issuer was both an Affiliate and a portfolio company that we Control are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains/losses	Net unrealized gains/losses
Equinox EIC Partners, LLC	$94,238,503	$32,270,039	$22,500,000	$3,796,322	$2,734,231	$—	$19,162	$3,488,289	$—
Ivy Hill Middle Market Credit Fund, Ltd.	$56,000,000	$—	$—	$501,111	$—	$—	$45,424	$—	$—
LVCG Holdings, LLC	$6,600,000	$—	$—	$—	$—	$—	$—	$—	$—
Reflexite Corporation	$1,752,427	$10,682,338	$—	$451,518	$—	$121,074	$—	$320,470	$27,231,176
The Thymes, LLC	$6,925,000	$—	$75,000	$338,537	$165,000	$—	$—	$—	$—
(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(9)
Non-registered investment company.

(10)
A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either Libor or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset semi-annually (S), quarterly (Q), bi-monthly (B) monthly (M) or daily (D). For each such loan, we have provided the current interest rate in effect at December 31, 2007.

(11)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $23.3 million aggregate principal amount of the portfolio company's senior term debt previously syndicated by us.

(12)
Principal amount denominated in Canadian dollars has been translated into U.S. dollars (see Note 2).

(13)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $25.0 million aggregate principal amount of the portfolio company's senior term debt previously syndicated by us.

See accompanying notes to consolidated financial statements.

 ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2006

Company(1)	Industry	Investment	Interest(10)	Initial Acquisition Date	Amortized Cost	Fair Value	Fair Value Per Unit		Percentage of Net Assets
Healthcare—Services
American Renal Associates, Inc.	Dialysis provider	Senior secured loan ($2,688,524 par due 12/2010)	9.37% (Libor+ 4.00%/S)	12/14/2005	$2,688,524	$2,688,524	$1.00	(3)
		Senior secured loan ($377,049 par due 12/2010)	10.75% (Base Rate + 2.50%/D)	12/14/2005	377,049	377,049	$1.00	(3)
		Senior secured loan ($5,803,279 par due 12/2011)	9.87% (Libor + 4.50%/S)	12/14/2005	5,803,279	5,803,279	$1.00	(3)
		Senior secured loan ($54,098 par due 12/2011)	11.25% (Base Rate + 3.00%/D)	12/14/2005	54,098	54,098	$1.00	(3)
		Senior secured loan ($393,741 par due 12/2011)	12.37% (Libor + 7.00%/S)	12/14/2005	393,741	393,741	$1.00	(3)
		Senior secured loan ($261,997 par due 12/2011)	12.37 (Libor + 7.00%/S)	12/14/2005	261,997	261,997	$1.00	(3)
		Senior secured loan ($3,937,406 par due 12/2011)	12.37% (Libor + 7.00% /Q)	12/14/2005	3,937,406	3,937,406	$1.00
		Senior secured loan ($2,619,971 par due 12/2011)	12.37% (Libor + 7.00% /Q)	12/14/2005	2,619,971	2,619,971	$1.00	(3)
Capella Healthcare, Inc.	Acute care hospital operator	Junior secured loan ($31,000,000 par due 11/2013)	11.36% (Libor +6.00%/Q)	12/1/2005	31,000,000	31,000,000	$1.00
DSI Renal, Inc.	Dialysis provider	Senior subordinated note ($60,940,868 par due 4/2014)	12.00% Cash, 2.00% PIK	4/4/2006	60,940,868	60,940,868	$1.00	(4)
		Senior subordinated note ($5,050,125 par due 4/2014)	12.00% Cash, 2.00% PIK	4/4/2006	5,050,125	5,050,125	$1.00	(4)(3)
		Senior secured revolving loan ($4,000,000 par due 3/2013)	8.38% (Libor + 3.00%/Q)	4/4/2006	4,000,000	4,000,000	$1.00
		Senior secured revolving loan ($960,000 par due 3/2013)	8.38% (Libor + 3.00%/Q)	4/4/2006	960,000	960,000	$1.00
		Senior secured revolving loan ($1,600,000 par due 3/2013)	8.38% (Libor + 3.00%/Q)	4/4/2006	1,600,000	1,600,000	$1.00
		Senior secured revolving loan ($1,600,000 par due 3/2013)	8.38% (Libor + 3.00%/Q)	4/4/2006	1,600,000	1,600,000	$1.00
		Senior secured revolving loan ($2,096,000 par due 3/2013)	10.75% (Base Rate + 2.50%/D)	4/4/2006	2,096,000	2,096,000	$1.00
OnCURE Medical Corp.	Radiation oncology care provider	Senior subordinated note ($23,318,089 par due 8/2013)	11.00% cash, 1.50% PIK	8/18/2006	23,318,089	23,318,089	$1.00	(4)
		Senior secured loan ($3,403,750 par due 8/2011)	8.94% (Libor + 3.50%/S)	8/23/2006	3,403,750	3,403,750	$1.00
		Common stock (857,143 shares)		8/18/2006	3,000,000	3,000,000	$3.50	(5)
Triad Laboratory Alliance, LLC	Laboratory services	Senior subordinated note ($14,829,356 par due 12/2012)	12.00% cash, 1.75% PIK	12/21/2005	14,829,356	14,829,355	$1.00	(4)

		Senior secured loan ($6,930,000 par due 12/2011)	8.61% (Libor + 3.25%/Q)	12/21/2005	6,930,000	6,930,000	$1.00
		Senior secured loan ($2,970,000 par due 12/2011)	8.61% (Libor + 3.25%/Q)	12/21/2005	2,970,000	2,970,000	$1.00	(3)
					177,834,253	177,834,252			22.53%
Printing, Publishing and Media
Canon Communications LLC	Print publications services	Junior secured loan ($7,525,000 par due 11/2011)	12.10% (Libor + 6.75%/M)	5/25/2005	7,525,000	7,525,000	$1.00
		Junior secured loan ($4,250,000 par due 11/2011)	12.10% (Libor + 6.75%/M)	5/25/2005	4,250,000	4,250,000	$1.00	(2)
		Junior secured loan ($12,000,000 par due 11/2011)	12.10% (Libor + 6.75%/M)	5/25/2005	12,000,000	12,000,000	$1.00	(3)
Daily Candy, Inc.(6)	Internet publication provider	Senior secured loan ($12,422,111 par due 5/2009)	10.36% (Libor + 5.00%/S)	5/25/2006	12,744,556	12,422,111	$1.00
		Senior secured loan ($11,577,889 par due 5/2009)	10.36% (Libor + 5.00%/S)	5/25/2006	11,878,414	11,577,889	$1.00	(3)
		Senior secured loan ($388,191 par due 5/2009)	10.36% (Libor + 5.00%/Q)	5/25/2006	398,267	388,191	$1.00
		Senior secured loan ($361,809 par due 5/2009)	10.36% (Libor + 5.00%Q)	5/25/2006	371,200	361,809	$1.00	(3)
		Senior secured loan ($64,698 par due 5/2009)	12.25% (Base Rate + 4.00%/D)	5/25/2006	66,378	64,698	$1.00
		Senior secured loan ($60,302 par due 5/2009)	12.25% (Base Rate + 4.00%/D)	5/25/2006	61,867	60,302	$1.00	(3)
		Common stock (1,250,000 shares)		5/25/2006	2,375,000	2,375,000	$1.90	(5)
		Warrants to purchase 1,381,578 shares		5/25/2006	2,624,998	2,624,998	$1.90	(5)
National Print Group, Inc.	Printing management services	Senior secured revolving loan ($2,336,173 par due 3/2012)	10.75% (Base Rate + 2.50%/D)	3/2/2006	2,336,173	2,336,173	$1.00
		Senior secured loan ($5,295,652 par due 3/2012)	8.86% (Libor + 3.50%/Q)	3/2/2006	5,295,652	5,295,652	$1.00	(3)
		Senior secured loan ($273,913 par due 3/2012)	10.75% (Base Rate + 2.50%/D)	3/2/2006	273,913	273,913	$1.00	(3)
		Senior secured loan ($5,295,652 par due 3/2012)	8.85% (Libor + 3.50%/B)	3/2/2006	5,295,652	5,295,652	$1.00	(3)
		Senior secured loan ($2,319,368 par due 8/2012)	12.37% (Libor + 7.00%/Q)	3/2/2006	2,319,368	2,319,368	$1.00
		Senior secured loan ($419,763 par due 8/2012)	12.37% (Libor + 7.00%/Q)	3/2/2006	419,763	419,763	$1.00	(3)
		Senior secured loan ($1,932,806 par due 8/2012)	12.38% (Libor + 7.00%/Q)	3/2/2006	1,932,806	1,932,806	$1.00
		Senior secured loan ($349,802 par due 8/2012)	12.38% (Libor + 7.00%/Q)	3/2/2006	349,802	349,802	$1.00	(3)
		Preferred stock (9,344 shares)		3/2/2006	2,000,000	2,000,000	$214.04	(5)
The Teaching Company, LLC and The Teaching Company Holdings, Inc.(11)	Education publications provider	Senior secured loan ($28,000,000 par due 9/2012)	10.50%	9/29/2006	28,000,000	28,000,000	$1.00

		Senior secured loan ($12,000,000 par due 9/2012)	10.50%	9/29/2006	12,000,000	12,000,000	$1.00	(3)
		Preferred stock (29,969 shares)		9/29/2006	2,996,921	2,996,921	$100.00	(5)
		Common stock (15,393 shares)		9/29/2006	3,079	3,079	$1.00	(5)
					117,518,809	116,873,127			14.8%
Manufacturing
Arrow Group Industries, Inc.	Residential and outdoor shed manufacturer	Senior secured loan ($6,000,000 par due 4/2010)	10.36% (Libor + 5.00%/Q)	3/28/2005	6,038,283	6,000,000	$1.00	(3)
Emerald Performance Materials, LLC	Polymers and performance materials manufacturer	Senior secured loan ($10,421,053 par due 5/2011)	9.60% (Libor + 4.25%/B)	5/16/2006	10,421,053	10,421,053	$1.00	(3)
		Senior secured loan ($3,736,842 par due 5/2011)	11.35% (Libor + 6.00%/M)	5/16/2006	3,736,842	3,736,842	$1.00
		Senior secured loan ($1,526,316 par due 5/2011)	11.35% (Libor + 6.00%/M)	5/16/2006	1,526,316	1,526,316	$1.00	(3)
		Senior secured loan ($4,210,526 par due 5/2011)	13.00%	5/16/2006	4,210,526	4,210,526	$1.00
Qualitor, Inc.	Automotive aftermarket components supplier	Senior secured loan ($1,960,000 par due 12/2011)	9.61% (Libor + 4.25%/Q)	12/29/2004	1,960,000	1,960,000	$1.00	(3)
		Junior secured loan ($5,000,000 par due 6/2012)	12.61% (Libor + 7.25%/Q)	12/29/2004	5,000,000	5,000,000	$1.00	(3)
Professional Paint, Inc.	Paint manufacturer	Junior secured loan ($4,500,000 par due 5/2013)	11.13% (Libor + 5.75%/S)	5/25/2006	4,500,000	4,500,000	$1.00
		Junior secured loan ($12,000,000 par due 5/2013)	11.13% (Libor + 5.75%/S)	5/25/2006	12,000,000	12,000,000	$1.00	(3)
Reflexite Corporation(7)	Developer and manufacturer of high visibility reflective products	Senior subordinated loan ($10,616,954 par due 12/2011)	11.00% cash, 3.00% PIK	12/30/2004	10,616,954	10,616,954	$1.00	(2)(4)
		Common Stock (1,729,627 shares)		3/28/2006	25,682,891	25,682,891	$14.85	(5)
Universal Trailer Corporation(6)	Livestock and specialty trailer manufacturer	Common stock (50,000 shares)		10/8/2004	6,424,645	5,500,000	$110.00	(5)
		Warrants to purchase 22,208 shares		10/8/2004	1,505,776	2,442,880	$110.00	(5)
Varel Holdings, Inc.	Drill bit manufacturer	Common stock (30,451 shares)		5/18/2005	3,045	1,011,569	$33.22	(5)
					93,626,331	94,609,031			11.98%
Services—Other
American Residential Services, LLC	Plumbing, heating and air-conditioning services	Senior subordinated note ($8,767,425 par due 9/2013)	12.00% Cash, 3.00% PIK	11/9/2006	8,767,425	8,767,425	$1.00	(4)
Diversified Collection Services, Inc.	Collections services	Senior secured loan ($5,242,026 par due 2/2011)	9.60% (Libor + 4.25%/M)	2/2/2005	5,242,026	5,242,026	$1.00	(3)

		Senior secured loan ($1,742,026 par due 8/2011)	11.35% (Libor + 6.00%/M)	2/2/2005	1,742,026	1,742,026	$1.00	(2)
		Senior secured loan ($6,757,974 par due 8/2011)	11.35% (Libor + 6.00%/M)	2/2/2005	6,757,974	6,757,974	$1.00	(3)
		Preferred stock (14,927 shares)		5/18/2006	169,123	169,123	$11.33	(5)
		Common stock (114,004 shares)		2/2/2005	295,270	295,270	$2.59	(5)
GCA Services Group, Inc.	Custodial services	Senior secured loan ($50,000,000 par due 12/2011)	12.00%	12/15/2006	50,000,000	50,000,000	$1.00	(4)
NPA Acquisition, LLC	Powersport vehicle auction operator	Senior secured loan ($4,533,333 par due 8/2012)	8.57% (Libor + 3.25%/S)	8/28/2006	4,533,333	4,533,333	$1.00
		Senior secured loan ($400,000 par due 8/2012)	8.60% (Libor + 3.25%/Q)	8/28/2006	400,000	400,000	$1.00
		Senior secured loan ($66,667 par due 8/2012)	10.25% (Base Rate + 2.00%/D)	8/28/2006	66,667	66,667	$1.00
		Junior secured loan ($2,000,000 par due 2/2013)	12.11% (Libor + 6.75%/Q)	8/23/2006	2,000,000	2,000,000	$1.00
		Junior secured loan ($12,000,000 par due 2/2013)	12.11% (Libor + 6.75%/Q)	8/23/2006	12,000,000	12,000,000	$1.00	(3)
		Common units (1,709 units)		8/23/2006	1,000,000	1,000,000	$585.14	(5)

					92,973,844	92,973,844			11.78%

Containers-Packaging
Captive Plastics, Inc.	Plastics container manufacturer	Junior secured loan ($15,500,000 par due 2/2012)	12.63% (Libor + 7.25%/Q)	12/19/2005	15,500,000	15,500,000	$1.00
		Junior secured loan ($12,000,000 par due 2/2012)	12.63% (Libor + 7.25%/Q)	12/19/2005	12,000,000	12,000,000	$1.00	(3)
Industrial Container Services, LLC(6)	Industrial container manufacturer, reconditioner and servicer	Senior secured loan ($11,939,547 par due 9/2011)	11.94% (Libor + 6.50%/S)	9/30/2005	11,939,547	11,939,547	$1.00	(3)
		Senior secured loan ($16,504,747 par due 9/2011)	11.94% (Libor + 6.50%/S)	6/21/2006	16,504,747	16,504,747	$1.00
		Senior secured loan ($9,950,000 par due 9/2011)	11.94% (Libor + 6.50.%/S)	9/30/2005	9,950,000	9,950,000	$1.00
		Senior secured revolving loan ($4,130,435 par due 9/2011)	9.88% (Libor + 4.50%/Q)	9/30/2005	4,130,435	4,130,435	$1.00
		Senior secured revolving loan ($1,239,130 par due 9/2011)	11.25% (Base Rate + 3.00%/D)	9/30/2005	1,239,130	1,239,130	$1.00
		Common stock (1,800,000 shares)		9/29/2005	1,800,000	1,800,000	$1.00	(5)
LabelCorp Holdings, Inc.	Consumer product labels manufacturer	Senior subordinated notes ($9,320,235 par due 9/2012)	12.00% cash, 3.00% PIK	3/16/2006	9,320,235	9,320,235	$1.00	(4)

					82,384,094	82,384,094			10.44%

Restaurants
ADF Capital, Inc. & ADF Restaurant Group, LLC	Restaurant owner and operator	Senior secured revolving loan ($4,236,726 par due 11/2013)	10.25% (Base Rate + 2.00%/D)	11/27/2006	4,236,726	4,236,726	$1.00
		Senior secured loan ($4,937,500 par due 11/2013)	10.25% (Base Rate + 2.00%/D)	11/27/2006	4,937,500	4,937,500	$1.00
		Senior secured loan ($23,060,000 par due 11/2012)	14.75% (Base Rate + 6.50%/D)	11/27/2006	23,060,000	23,060,000	$1.00
		Senior secured loan ($11,940,000 par due 11/2012)	14.75% (Base Rate + 6.50%/D)	11/27/2006	11,940,000	11,940,000	$1.00	(3)
		Warrants to purchase 9,500,000 units		6/1/2006	9,488,200	9,500,000	$1.00	(5)
Encanto Restaurants, Inc.(8)	Restaurant owner and operator	Junior secured loan ($13,170,625 par due 8/2013)	7.50% Cash, 3.50% PIK	8/16/2006	13,170,625	13,170,625	$1.00	(4)
		Junior secured loan ($12,157,500 par due 8/2013)	7.50% Cash, 3.50% PIK	8/16/2006	12,157,500	12,157,500	$1.00	(3)(4)

					78,990,551	79,002,351			10.01%

Retail
Savers, Inc and SAI Acquisition Corporation	For-profit thrift retailer	Senior subordinated note ($28,220,888 par due 8/2014)	10.00% cash, 2.00% PIK	8/8/2006	28,220,888	28,220,888	$1.00	(4)
		Common stock (1,170,182 shares)		8/8/2006	4,500,000	4,500,000	$3.85	(5)
Things Remembered, Inc. and TRM Holdings Corporation	Personalized gifts retailer	Senior secured loan ($4,800,000 par due 9/2012)	10.10% (Libor + 4.75%/M)	9/28/2006	4,800,000	4,800,000	$1.00	(3)
		Senior secured loan ($28,000,000 par due 9/2012)	11.35% (Libor + 6.00%/M)	9/28/2006	28,000,000	28,000,000	$1.00
		Senior secured loan ($7,200,000 par due 9/2012)	11.35% (Libor + 6.00%/M)	9/28/2006	7,200,000	7,200,000	$1.00	(3)
		Preferred stock (80 shares)		9/28/2006	1,800,000	1,800,000	$22500.00	(5)
		Common stock (800 shares)		9/28/2006	200,000	200,000	$250.00	(5)

					74,720,888	74,720,888			9.47%

Consumer Products—Non-Durable
AWTP, LLC	Water treatment services	Junior secured loan ($1,600,000 par due 12/2012)	12.86% (Libor + 7.50%/Q)	12/21/2005	1,600,000	1,600,000	$1.00
		Junior secured loan ($12,000,000 par due 12/2012)	12.86% (Libor + 7.50%/Q)	12/21/2005	12,000,000	12,000,000	$1.00	(3)
Making Memories Wholesale, Inc.(6)	Scrapbooking branded products manufacturer	Senior secured loan ($7,758,333 par due 3/2011)	9.88% (Libor + 4.50%/Q)	5/5/2005	7,758,333	7,758,333	$1.00	(3)
		Senior subordinated loan ($10,204,325 par due 5/2012)	12.50% cash, 2.00% PIK	5/5/2005	10,204,325	10,204,325	$1.00	(4)
		Preferred stock (3,759 shares)		5/5/2005	3,758,800	1,320,000	$351.16	(5)
Shoes for Crews, LLC	Safety footwear and slip-related mats	Senior secured loan ($1,248,680 par due 7/2010)	8.61% (Libor + 3.25%/S)	10/8/2004	1,256,027	1,256,027	$1.01	(3)
		Senior secured loan ($60,747 par due 7/2010)	8.61% (Libor + 3.25%/Q)	10/8/2004	61,104	61,104	$1.01	(3)

		Senior secured loan ($60,747 par due 7/2010)	10.25% (Base Rate + 2.00%/D)	10/8/2004	61,104	61,104	$1.01	(3)
		Senior secured revolving loan ($3,333,333 par due 7/2010)	10.25% (Base Rate + 2.00%/D)	6/16/2006	3,333,333	3,333,333	$1.00
Tumi Holdings, Inc.	Branded luggage designer, marketer and distributor	Senior secured loan ($2,500,000 par due 12/2012)	8.11% (Libor + 2.75%/Q)	5/24/2005	2,500,000	2,500,000	$1.00	(3)
		Senior secured loan ($5,000,000 par due 12/2013)	8.61% (Libor + 3.25%/Q)	3/14/2005	5,000,000	5,000,000	$1.00	(3)
		Senior subordinated loan ($13,682,839 par due 12/2014)	16.36% (Libor + 6.00% cash, 5.00% PIK/Q)	3/14/2005	13,682,839	13,682,839	$1.00	(2)(4)
UCG Paper Crafts, Inc.	Scrapbooking materials manufacturer	Senior secured loan ($1,985,000 par due 2/2013)	8.60% (Libor + 3.25%/M)	2/23/2006	1,985,000	1,985,000	$1.00	(3)
		Junior secured loan ($2,952,625 par due 2/2013)	12.85% (Libor + 7.50%/M)	2/23/2006	2,952,625	2,952,625	$1.00
		Junior secured loan ($9,949,875 par due 2/2013)	12.85% (Libor + 7.50%/M)	2/23/2006	9,949,875	9,949,875	$1.00	(3)

					76,103,365	73,664,565			9.33%

Financial
Abingdon Investments Limited(6)(8)(9)	Investment company	Ordinary shares (948,500 shares)		12/15/2006	9,032,978	9,485,000	$10.00	(5)
Firstlight Financial Corporation(6)(9)	Investment company	Senior subordinated loan ($36,000,000 par due 12/2016)	10.00% PIK	12/31/2006	36,000,000	36,000,000	$1.00	(4)
		Common stock (6,000 shares)		12/31/2006	6,000,000	6,000,000	$1000.00	(5)
		Common stock (18,000 shares)		12/31/2006	18,000,000	18,000,000	$1000.00	(5)
Partnership Capital Growth Fund I, L.P.(9)	Investment partnership	Limited partnership interest (25% interest)		6/16/2006	225,260	225,260	$-5.00

					69,258,238	69,710,260			8.83%

Environmental Services
Mactec, Inc.	Engineering and environmental services	Common stock (186 shares)		11/3/2004	—	—	$—	(5)
Waste Pro USA, Inc.	Waste management services	Senior subordinated loan ($25,000,000 par due 11/2013)	11.50%	11/9/2006	25,000,000	25,000,000	$1.00
		Preferred stock (15,000 shares)	10.00% PIK	11/9/2006	15,000,000	15,000,000	$1000.00	(4)
		Warrants to purchase 882,671 shares		11/9/2006	—	—	$—	(5)
Wastequip, Inc.	Waste management equipment manufacturer	Junior secured loan ($15,000,000 par due 7/2012)	10.85% (Libor + 5.50%/M)	8/4/2005	15,000,000	15,000,000	$1.00
		Junior secured loan ($12,000,000 par due 7/2012)	10.85% (Libor + 5.50%/M)	8/4/2005	12,000,000	12,000,000	$1.00	(3)
					67,000,000	67,000,000			8.49%

Education
Equinox SMU Partners LLC and	Medical school operator	Senior secured revolving loan ($1,932,342 par due 12/2010)	13.25% (Base Rate + 5.00%/Q)	1/26/2006	1,932,342	1,932,342	$1.00
SMU Acquisition Corp.(6)(8)		Senior secured revolving loan ($3,000,000 par due 12/2010)	11.36% (Libor + 6.00%/B)	1/26/2006	3,000,000	3,000,000	$1.00
		Senior secured loan ($4,858,118 par due 12/2010)	11.37% (Libor + 6.00%/Q)	1/26/2006	4,858,118	4,858,118	$1.00
		Senior secured loan ($4,966,882 par due 12/2010)	11.37% (Libor + 6.00%/Q)	1/26/2006	4,966,882	4,966,882	$1.00	(3)
		Senior secured loan ($1,500,000 par due 12/2010)	11.37% (Libor + 6.00%/Q)	1/26/2006	1,500,000	1,500,000	$1.00
		Senior secured loan ($1,500,000 par due 12/2010)	11.37% (Libor + 6.00%/Q)	1/26/2006	1,500,000	1,500,000	$1.00	(3)
		Limited liability company membership interest (17.39% interest)		1/25/2006	4,000,000	4,000,000	$-5.00	(5)
ELC Acquisition Corporation	Developer, manufacturer and retailer of educational products	Junior secured loan ($8,333,333 par due 11/2013)	12.37% (Libor + 7.00%/Q)	11/30/2006	8,333,333	8,333,333	$1.00	(3)
Lakeland Finance, LLC	Private school operator	Senior secured note ($33,000,000 par due 12/2012)	11.50%	12/13/2005	33,000,000	33,000,000	$1.00

					63,090,675	63,090,675			7.99%

Business Services
Investor Group Services, LLC	Financial services	Senior secured loan ($1,500,000 par due 6/2011)	12.00%	6/22/2006	1,500,000	1,500,000	$1.00	(3)
		Senior secured revolving loan ($500,000 par due 6/2011)	11.04% (Libor + 5.50%/S)	6/22/2006	500,000	500,000	$1.00
		Limited liability company membership interest (10.00% interest)		6/22/2006	—	—	$-5.00
Miller Heiman, Inc.	Sales consulting services	Senior secured loan ($3,093,785 par due 6/2010)	8.60% (Libor + 3.25%/M)	6/20/2005	3,093,785	3,093,785	$1.00	(3)
		Senior secured loan ($4,017,591 par due 6/2012)	9.12% (Libor + 3.75%/Q)	6/20/2005	4,017,591	4,017,591	$1.00	(3)
MR Processing Holding Corp.	Bankruptcy and foreclosure processing services	Senior subordinated note ($20,303,747 par due 2/2013)	12.00% Cash, 2.00% PIK	3/23/2006	20,303,747	20,303,747	$1.00	(4)
		Senior secured loan ($1,990,000 par due 2/2012)	9.02% (Libor + 3.50%/S)	3/28/2006	1,990,000	1,990,000	$1.00
		Preferred stock (30,000 shares)		4/11/2006	3,000,000	3,000,000	$100.00	(5)
Primis Marketing Group, Inc. and	Database marketing services	Senior subordinated note ($10,085,790 par due 2/2013)	11.00% Cash, 2.50% PIK	8/25/2006	10,085,790	10,085,790	$1.00	(4)
Primis Holdings, LLC(6)		Preferred units (4,000 units)		8/25/2006	3,600,000	3,600,000	$9.00	(5)
		Common units (4,000,000 units)		8/25/2006	400,000	400,000	$0.10	(5)

Summit Business Media, LLC	Business media consulting services	Junior secured loan ($10,000,000 par due 11/2013)	12.35% (Libor + 7.00%/M)	12/18/2006	10,000,000	10,000,000	$1.00
					58,490,913	58,490,913			7.41%
Beverage, Food and Tobacco
Best Brands Corporation	Baked goods manufacturer	Junior secured loan ($40,000,000 par due 6/2013)	11.85% (Libor + 6.50%/M)	12/14/2006	40,000,000	40,000,000	$1.00
Charter Baking Company, Inc.	Baked goods manufacturer	Preferred stock (6,258 shares)		9/1/2006	2,500,000	2,500,000	$399.49	(5)
Farley's & Sathers Candy Company, Inc.	Branded candy manufacturer	Junior secured loan ($10,000,000 par due 3/2011)	11.36% (Libor + 6.00%/S)	3/23/2006	10,000,000	10,000,000	$1.00	(3)

					52,500,000	52,500,000			6.65%

Aerospace & Defense
ILC Industries, Inc.	Industrial products provider	Junior secured loan ($12,000,000 par due 8/2012)	11.50%	6/27/2006	12,000,000	12,000,000	$1.00	(3)
		Junior secured loan ($3,000,000 par due 8/2012)	11.50%	6/27/2006	3,000,000	3,000,000	$1.00
Thermal Solutions LLC and TSI Group, Inc.	Thermal management and electronics packaging manufacturer	Senior secured loan ($3,225,625 par due 3/2012)	9.37% (Libor + 4.00%/Q)	3/28/2005	3,225,625	3,225,625	$1.00	(3)
		Senior secured loan ($8,125 par due 3/2012)	11.25% (Base Rate + 3.00%/D)	3/28/2005	8,125	8,125	$1.00	(3)
		Senior secured loan ($1,611,842 par due 3/2011)	9.02% (Libor + 3.50%/Q)	3/28/2005	1,611,842	1,611,849	$1.00	(3)
		Senior secured loan ($46,053 par due 3/2011)	10.75% (Base Rate + 2.50%/D)	3/28/2005	46,053	46,053	$1.00	(3)
		Senior subordinated notes ($3,126,808 par due 9/2012)	11.50% cash, 2.75% PIK	3/28/2005	3,137,948	3,126,808	$1.00	(2)(4)
		Senior subordinated notes ($2,548,751 par due 3/2013)	11.50% cash, 2.50% PIK	3/21/2006	2,548,752	2,548,752	$1.00	(2)(4)
		Preferred stock (53,900 shares)		3/28/2005	539,000	539,000	$10.00	(5)
		Common stock (1,100,000 shares)		3/28/2005	11,000	11,000	$0.01	(5)

					26,128,345	26,117,212			3.31%

Broadcasting and Cable
Patriot Media & Communications CNJ, LLC	Cable services	Junior secured loan ($5,000,000 par due 10/2013)	10.50% (Libor + 5.00%/S)	10/6/2005	5,000,000	5,000,000	$1.00	(3)
Pappas Telecasting Incorporated	Television broadcasting	Senior secured loan ($11,695,696 par due 2/2010)	14.73% (Libor + 4.48% cash, 5.00% PIK/Q)	3/1/2006	11,695,696	11,695,696	$1.00	(4) (3)
		Senior secured loan ($8,129,405 par due 2/2010)	14.73% (Libor + 4.48% cash, 5.00% PIK/Q)	3/1/2006	8,129,405	8,129,405	$1.00	(4)
		Senior secured loan ($369,212 par due 2/2010)	14.25% (Libor + 4.00% cash, 5.00% PIK/Q)	3/1/2006	369,212	369,212	$1.00	(4)
		Senior secured loan ($531,180 par due 2/2010)	14.25% (Libor + 4.00% cash, 5.00% PIK/Q)	3/1/2006	531,180	531,180	$1.00	(4) (3)

					25,725,493	25,725,493			3.26%

Consumer Products—Durable
Berkline/Benchcraft Holdings LLC	Furniture manufacturer and distributor	Junior secured loan ($5,000,000 par due 5/2012)	15.25% (Base Rate + 5.00%, 2.00%PIK/D)	11/3/2004	5,000,000	504,206	$0.10	(2)
		Preferred units (2,536 units)		10/8/2004	1,046,343	—	$—	(5)
		Warrants to purchase 483,020 units		10/8/2004	2,752,559	—	$—	(5)
Innovative Brands, LLC	Consumer products and personal care manufacturer	Senior Secured Loan ($13,000,000 par due 9/2011)	11.13%	10/12/2006	13,000,000	13,000,000	$1.00
		Senior Secured Loan ($12,000,000 par due 9/2011)	11.13%	10/12/2006	12,000,000	12,000,000	$1.00	(3)

					33,798,902	25,504,206			3.23%

Computers and Electronics
RedPrairie Corporation	Software manufacturer	Junior secured loan ($12,00,000 par due 1/2013)	11.87% (Libor + 6.50%/Q)	7/13/2006	12,000,000	12,000,000	$1.00	(3)
X-rite, Incorporated	Artwork software manufacturer	Junior secured loan ($10,000,000 par due 7/2013)	10.37% (Libor + 5.00%/Q)	7/6/2006	10,000,000	10,000,000	$1.00

					22,000,000	22,000,000			2.79%

Cargo Transport
The Kenan Advantage Group, Inc.	Fuel transportation provider	Senior subordinated notes ($9,198,136 par due 12/2013)	9.5% cash, 3.50% PIK	12/15/2005	9,198,136	9,198,136	$1.00	(4)
		Senior secured loan ($2,475,008 par due 12/2011)	8.36% (Libor + 3.00%/Q)	12/15/2005	2,475,008	2,475,008	$1.00	(3)
		Preferred stock (10,984 shares)		12/15/2005	1,098,400	1,098,400	$100.00	(5)
		Common stock (30,575 shares)		12/15/2005	30,575	30,575	$1.00	(5)

					12,802,119	12,802,119			1.62%

Farming and Agriculture
The GSI Group, Inc.	Agricultural equipment manufacturer	Senior notes ($10,000,000 par due 5/2013)	12.00%	5/11/2005	10,000,000	10,000,000	$1.00
		Common stock (7,500 shares)		5/12/2005	750,000	750,000	$100.00	(5)

					10,750,000	10,750,000			1.36%

Housing—Building Materials
HB&G Building Products	Synthetic and wood product manufacturer	Senior subordinated loan ($8,655,829 par due 3/2011)	13.00% cash, 2.00% PIK	10/8/2004	8,655,829	8,663,415	$1.01	(2) (4)
		Common stock (2,743 shares)		10/8/2004	752,888	752,888	$274.48	(5)
		Warrants to purchase (4,464 shares)		10/8/2004	652,503	652,503	$146.17	(5)

					10,061,220	10,068,806			1.28%

Total					$1,245,758,040	$1,235,821,836

(1)
We do not "Control" any of our portfolio companies, as defined in the Investment Company Act of 1940. In general, under the Investment Company Act, we would "Control" a portfolio company if we owned 25% or more of its voting securities. All of our portfolio company investments are subject to legal restriction on sales which as of December 31, 2006 represented 157% of the Company's net assets.

(2)
Pledged as collateral for the CP Funding Facility and unless otherwise noted, all other investments are pledged as collateral for the Revolving Credit Facility (see Note 8 to the consolidated financial statements).

(3)
Pledged as collateral for the ARCC CLO and unless otherwise noted, all other investments are pledged as collateral for the Revolving Credit Facility (see Note 8 to the consolidated financial statements).

(4)
Has a payment-in-kind interest feature (see Note 2 to the consolidated financial statements).

(5)
Non-income producing at December 31, 2006.

(6)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities. Transactions during the period in which the issuer was an Affiliate are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Other income	Net realized gains/losses	Net unrealized gains/losses
Abingdon Investments Limited	$9,032,978	$—	$—	$—	$—	$—	$—	$—
Daily Candy, Inc.	$30,000,000	$125,000	$—	$1,647,946	$250,000	$—	$—	$—
Firstlight Financial Corporation	$60,000,000	—	$—	—	$—	$—	$—	$—
Industrial Container Services, LLC	$23,754,739	$13,065,631	$—	$4,523,901	$350,000	$124,297	$—	$—
Making Memories Wholesale, Inc.	$—	$1,385,417	$—	$2,356,449	$—	$83,567	$—	$2,438,800
Primis Marketing Group Inc. and Primis Holdings, LLC	$14,000,000	$—	$—	$463,266	$200,000	$—	$—	$—
Equinox SMU Partners LLC and SMU Acquisition Corp.	$41,782,342	$20,025,000	$—	$2,061,440	$583,810	$19,219	$—	$—
Universal Trailer Corporation	$5,000,000	$7,528,880	$6,054,725	$176,732	$—	$3,125	$47,283	$3,440,585
(7)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities. In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities. Transactions during the period in which the issuer was both an Affiliate and a portfolio company that we Control are as follows:

Company	Purchases	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend Income	Other income	Net realized gains/losses	Net unrealized gains/losses
Reflexite Corporation	$25,682,891	$—	$—	$1,458,918	$—	$242,148	$—	$—	$—
(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.

(9)
Non-registered investment company.

(10)
A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either Libor or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset semi-annually (S), quarterly (Q), bi-monthly (B) monthly (M) or daily (D). For each such loan, we have provided the current interest rate in effect at December 31, 2006.

(11)
In addition to the interest earned based on the stated interest rate of this security, we are entitled to receive an additional interest amount of 2.50% on $24.2 million aggregate principal amount of the portfolio company's senior term debt previously syndicated by us.

See accompanying notes to consolidated financial statements.

 ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

	Common Stock			Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain on Sale of Investments	Net Unrealized (Depreciation) Appreciation of Investments
			Capital in Excess of Par Value				Total Stockholders' Equity
	Shares	Amount
Balance at December 31, 2004	11,066,767	$11,067	$159,602,706	$(136,415)	—	$230,947	$159,708,305
Issuance of common stock from add-on offerings (net of offering and underwriting costs)	26,575,000	26,575	397,373,747	—	—	—	397,400,322
Reimbursement of underwriting costspaid by the Investment Adviser (see Note 10)	—	—	(2,475,000)	—	—	—	(2,475,000)
Shares issued in connection with dividend reinvestment plan	267,717	268	4,691,101	—	—	—	4,691,369
Net increase in stockholders' equity resulting from operations	—	—	—	27,123,800	10,341,713	4,385,563	41,851,076
Dividend declared ($1.30 per share)	—	—	—	(26,987,385)	(4,576,488)		(31,563,873)

Balance at December 31, 2005	37,909,484	$37,910	$559,192,554	$—	$5,765,225	$4,616,510	$569,612,199

Issuance of common stock from add—on offerings (net of offering and underwriting costs)	13,511,250	13,511	211,739,152	—	—	—	211,752,663
Shares issued in connection with dividend reinvestment plan	615,793	616	10,701,634	—	—	—	10,702,250
Net increase in stockholders' equity resulting from operations	—	—	—	56,631,605	27,616,431	(14,552,714)	69,695,322
Dividend declared ($1.64 per share)	—	—	—	(56,631,605)	(15,697,425)	—	(72,329,030)
Tax reclassification of stockholders' equity in accordance with generally accepted accounting principles	—	—	3,559,233	7,038,469	(10,597,702)		—

Balance at December 31, 2006	52,036,527	$52,037	$785,192,573	$7,038,469	$7,086,529	$(9,936,204)	$789,433,404

Issuance of common stock from add—on offerings (net of offering and underwriting costs)	19,961,578	19,961	344,145,811	—	—	—	344,165,772
Shares issued in connection with dividend reinvestment plan	685,985	685	11,612,851	—	—	—	11,613,536
Net increase in stockholders' equity resulting from operations	—	—	—	94,949,048	6,544,492	(10,661,076)	90,832,464
Dividend declared ($1.66 per share)	—	—	—	(97,864,232)	(13,631,021)	—	(111,495,253)
Tax reclassification of stockholders' equity in accordance with generally accepted accounting principles	—	—	(4,352,481)	2,881,530	1,470,951	—	—

Balance at December 31, 2007	72,684,090	$72,683	$1,136,598,754	$7,004,815	$1,470,951	$(20,597,280)	$1,124,549,923

See accompanying notes to consolidated financial statements.

 ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
OPERATING ACTIVITIES:
Net increase in stockholders' equity resulting from operations	$90,832,464	$69,695,322	$41,851,076
Adjustments to reconcile net increase in stockholders' equity resulting from operations:
Net realized gains from investment and foreign currency transactions	(6,544,492)	(27,616,431)	(10,341,713)
Net unrealized gains (losses) from investment and foreign currency transactions	10,661,076	14,552,714	(4,385,563)
Net accretion of discount on securities	(1,265,884)	(673,276)	(85,899)
Increase in accrued payment-in-kind dividends and interest	(16,230,594)	(6,288,733)	(3,113,035)
Amortization of debt issuance costs	1,857,631	1,822,249	465,398
Depreciation	410,328	258,563	—
Proceeds from sale and redemption of investments	725,180,893	458,243,822	126,029,440
Purchases of investments	(1,311,301,216)	(1,033,015,858)	(498,798,732)
Changes in operating assets and liabilities:
Interest receivable	(13,609,386)	(4,293,006)	(4,687,603)
Other assets	(916,073)	(2,336,374)	(147,207)
Accounts payable and accrued expenses	(3,488,309)	805,270	(333,768)
Management and incentive fees payable	556,044	9,006,982	3,203,377
Interest and facility fees payable	2,724,855	1,730,656	217,754
Interest payable to the Investment Adviser	—	(154,078)	154,078

Net cash used in operating activities	(514,156,045)	(518,262,178)	(349,972,397)

FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	344,165,772	211,752,663	397,400,322
Borrowings on debt	713,349,857	977,000,000	123,500,000
Repayments on credit facility payable	(513,000,000)	(513,000,000)	(161,000,000)
Credit facility financing costs	(874,741)	(5,573,936)	(2,817,442)
Underwriting costs payable to the Investment Adviser	—	(2,475,000)	—
Dividends paid in cash	(99,881,717)	(74,516,005)	(17,303,309)

Net cash provided by financing activities	443,759,171	593,187,722	339,779,571

CHANGE IN CASH AND CASH EQUIVALENTS	(70,396,874)	74,925,544	(10,192,826)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	91,538,878	16,613,334	26,806,160

CASH AND CASH EQUIVALENTS, END OF PERIOD	$21,142,004	$91,538,878	$16,613,334

Supplemental Information:
Interest paid during the period	$31,752,272	$14,357,976	$638,204
Taxes paid during the period	$1,271,516	$4,519,317	$—
Dividends declared during the period	$111,495,253	$72,329,030	$31,563,873

See accompanying notes to consolidated financial statements.

 ARES CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of December 31, 2007

1.     ORGANIZATION

              Ares Capital Corporation (the "Company" or "ARCC" or "we") is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a business development company under the Investment Company Act of 1940 (the "Investment Company Act"). We were incorporated on April 16, 2004 and were initially funded on June 23, 2004. On October 8, 2004, we completed our initial public offering (the "IPO"). On the same date, we commenced substantial investment operations.

              The Company has qualified and has elected to be treated for tax purposes as a regulated investment company, or a "RIC", under the Internal Revenue Code of 1986 (the "Code"), as amended. The Company expects to continue to qualify and to elect to be treated for tax purposes as a RIC. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first and second lien senior loans and mezzanine debt, which in some cases may include an equity component, and, to a lesser extent, in equity investments in private middle market companies.

              We are externally managed by Ares Capital Management LLC (the "Investment Adviser"), an affiliate of Ares Management LLC ("Ares Management"), an independent international investment management firm that manages investment funds. Ares Operations LLC ("Ares Administration"), an affiliate of Ares Management, provides the administrative services necessary for us to operate pursuant to an amended and restated administration agreement (the "Administration Agreement").

2.     SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation

              The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States, and include the accounts of the Company and its wholly owned subsidiaries. The consolidated financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition for the periods presented. All significant intercompany balances and transactions have been eliminated.

    Cash and Cash Equivalents

              Cash and cash equivalents include short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

    Concentration of Credit Risk

              The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

    Investments

              Investment transactions are recorded on the trade date. Realized gains or losses are computed using the specific identification method. Investments for which market quotations are readily available are valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued at fair value as determined in good faith by our board of directors based on the input of our management and audit committee. In addition, the board of directors currently receives input from independent valuation firms that have been engaged at the direction of the board to assist in the valuation of each portfolio investment at least once during a trailing 12 month period. The valuation process is conducted at the end of each fiscal quarter, with approximately a quarter of our valuations of portfolio companies without market quotations subject to review by an independent valuation firm each quarter. The types of factors that the board may take into account in determining the fair value of our investments include, as relevant, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

              When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize.

              With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuation conclusions are then documented and discussed with our management.

  •
  The audit committee of our board of directors reviews these preliminary valuations, as well as the input of an independent valuation firm with respect to the valuations of approximately a quarter of our portfolio companies.

  •
  The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our management and audit committee and independent valuation firms.

    Interest Income Recognition

              Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums.

              Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this if the loan has sufficient collateral value and is in the process of collection. As of December 31, 2007, $20,687,268 aggregate principal amount of loans were placed on non-accrual status. As of December 31, 2006, $5,000,000 aggregate principal amount of loans were placed on non-accrual status.

    Payment-in-Kind Interest

              The Company has loans in its portfolio that contain a payment-in-kind ("PIK") provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash. For the years ended December 31, 2007, 2006 and 2005, $16,230,594, $6,288,733 and $3,113,035, respectively, in PIK income were recorded.

    Capital Structuring Service Fees and Other Income

              The Company's Investment Adviser seeks to provide assistance to our portfolio companies in connection with the Company's investments and in return the Company may receive fees for capital structuring services. These fees are normally paid at the closing of the investments, are generally non-recurring and are recognized as revenue when earned upon closing of the investment. The services that the Company's Investment Adviser provides vary by investment, but generally consist of reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan. The Company's Investment Adviser may also take a seat on the board of directors of a portfolio company, or observe the meetings of the board of directors without taking a formal seat.

              Other income includes fees for asset management, consulting, loan guarantees, commitments and other services rendered by the Company to portfolio companies. Such fees are recognized as income when earned or the services are rendered.

    Foreign Currency Translation

              The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Market value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the day.

  (2)
  Purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

              Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuation and revaluations and future adverse political, social and economic developments which could cause investments in their markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

    Offering Expenses

              The Company's offering costs are charged against the proceeds from the equity offerings when received. For the year ended December 31, 2007, 2006 and 2005, the Company incurred approximately $900,000, $900,000 and $1,200,000 in offering costs, respectively.

    Debt Issuance Costs

              Debt issuance costs are being amortized over the life of the related credit facility using the straight line method, which closely approximates the effective yield method.

    Federal Income Taxes

              The Company has qualified and elected and intends to continue to qualify for the tax treatment applicable to RICs under Subchapter M of the Code and, among other things, has made and intends to continue to make the requisite distributions to its stockholders which will relieve the Company from Federal income taxes. In order to qualify as a RIC, among other factors, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the years ended December 31, 2007, 2006 and 2005, provisions of approximately $100,000, $570,000 and $158,000, respectively, were recorded for Federal excise taxes. As of December 31, 2007, the entire $100,000 was unpaid and included in accounts payable on the accompanying consolidated balance sheet.

              Certain of our wholly owned subsidiaries are subject to Federal and state income taxes. For the year ended December 31, 2007, we recorded a tax benefit of approximately $900,000 for these subsidiaries. For the year ended December 31, 2006, we recorded a tax provision of $4.4 million, for these subsidiaries. For the year ended December 31, 2005, we recorded no provision for these subsidiaries.

    Dividends

              Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend is determined by the board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although we may decide to retain such capital gains for investment.

              We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

    Use of Estimates in the Preparation of Financial Statements

              The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

    Fair Value of Financial Instruments

              The carrying value of the Company's financial instruments approximate fair value. The carrying value of interest and open trade receivables, accounts payable and accrued expenses, approximate fair value due to their short maturity. As of December 31, 2007, the CP Funding Facility (as defined in Note 8) had a fair value of approximately $84.4 million and a carrying value of $85.0 million. As of December 31, 2007, the Revolving Credit Facility (as defined in Note 8) had a fair value of approximately $279.1 million and a carrying value of $282.5 million. As of December 31, 2007, the CLO Notes (as defined in Note 8) had a fair value of approximately $260.6 million and a carrying value of $314.0 million. As of December 31, 2006, the fair value of the CP Funding Facility, Revolving Credit Facility and CLO Notes approximated the carrying value as the variable interest rates were considered to be at market.

3.     AGREEMENTS

              The Company is party to an investment advisory agreement (the "Advisory Agreement") with the Investment Adviser under which the Investment Adviser, subject to the overall supervision of our board of directors, provides investment advisory services to ARCC. For providing these services, the Investment Adviser receives a fee from us, consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.5% of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds). The base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters.

              The incentive fee has two parts. One part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities, accrued income that we have not yet received in cash. The Investment Adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income.

              Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 2.00% per quarter.

              We pay the Investment Adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.50% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.50%) as the "catch-up" provision. The "catch-up" is meant to provide our Investment Adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.50% in any calendar quarter; and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.50% in any calendar quarter.

              These calculations are adjusted for any share issuances or repurchases during the quarter.

              The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Advisory Agreement, as of the termination date), commencing with the calendar year ending on December 31, 2004, and equals 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation for such year.

              We defer cash payment of any incentive fee otherwise earned by the Investment Adviser if during the most recent four full calendar quarter periods ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to the stockholders and (b) the change in net assets (defined as total assets less indebtedness) is less than 8.0% of our net assets at the beginning of such period. These calculations were appropriately pro rated during the first three calendar quarters following October 8, 2004 and are adjusted for any share issuances or repurchases.

              For the year ended December 31, 2007, we incurred $23,530,805 in base management fees, $23,521,695 in incentive management fees related to pre-incentive fee net investment income and no incentive management fees related to realized capital gains. As of December 31, 2007, $13,041,060 was unpaid and included in "Management and incentive fees payable" in the accompanying consolidated balance sheet.

              For the year ended December 31, 2006, we incurred $13,645,724 in base management fees, $16,067,931 in incentive management fees related to pre-incentive fee net investment income and $3,448,462 in incentive management fees related to realized capital gains.

              For the year ended December 31, 2005, we incurred $5,147,492 in base management fees, $3,222,690 in incentive management fees related to pre-incentive fee net investment income and $979,388 in incentive management fees related to realized capital gains.

              We are also party to a separate administration agreement with Ares Administration under which Ares Administration furnishes us with office, equipment and clerical, bookkeeping and record keeping services at our office facilities. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Ares Administration's overhead in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our officers and their respective staffs. Under the Administration Agreement, Ares Administration also performs or oversees the performance of our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Ares Administration assists us in determining and publishing the net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. The Administration Agreement may be terminated by either party without penalty upon 60-days' written notice to the other party.

              For the years ended December 31, 2007, 2006 and 2005, we incurred $997,470, $953,400 and $888,081 in administrative fees, respectively. As of December 31, 2007, $261,113 was unpaid and included in "Accounts payable and accrued expenses" in the accompanying consolidated balance sheet.

4.     EARNINGS PER SHARE

              The following information sets forth the computations of basic and diluted net increase in stockholders' equity per share resulting from the years ended December 31, 2007, 2006 and 2005:

	2007	2006	2005
Numerator for basic and diluted net increase in stockholders' equity resulting from operations per share:	$90,832,464	$69,695,322	$41,851,076
Denominator for basic and diluted net increase in stockholders' equity resulting from operations per share:	66,410,968	43,156,462	23,487,935
Basic and diluted net increase in stockholders' equity resulting from operations per share:	$1.37	$1.61	$1.78

5.     INVESTMENTS

              For the year ended December 31, 2007, the Company purchased (A) $895.9 million aggregate principal amount of senior term debt, (B) $177.9 million aggregate principal amount of senior subordinated debt, (C) $121.5 million of investments in equity securities, and (D) $56.0 million of investments in collateralized debt obligations.

              In addition, for the year ended December 31, 2007, (1) $227.1 million aggregate principal amount of senior term debt, (2) $62.9 million aggregate principal amount of senior subordinated debt and (3) $10.0 million of investments in senior notes were redeemed. Additionally, (A) $381.1 million aggregate principal amount of senior term debt, (B) $26.9 million aggregate principal amount of senior subordinated debt and (C) $10.6 million of investments in equity securities were sold.

              As of December 31, 2007, investments and cash and cash equivalents consisted of the following:

	Amortized Cost	Fair Value
Cash and cash equivalents	$21,142,004	$21,142,004
Senior term debt	1,087,760,981	1,063,728,977
Senior subordinated debt	399,843,360	401,140,820
Equity securities	252,016,581	253,332,044
Collateralized debt obligations	56,000,000	56,000,000

Total	$1,816,762,926	$1,795,343,845

              As of December 31, 2006, investments and cash and cash equivalents consisted of the following:

	Amortized Cost	Fair Value
Cash and cash equivalents	$91,538,878	$91,538,878
Senior term debt	796,857,471	791,677,723
Senior notes	10,000,000	10,000,000
Senior subordinated debt	299,881,314	299,877,755
Equity securities	139,019,255	134,266,358

Total	$1,337,296,918	$1,327,360,714

              The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums on debt using the effective interest method.

              The industry and geographic compositions of the portfolio at fair value at December 31, 2007 and December 31, 2006 were as follows:

	December 31
	2007	2006
Industry
Health Care	17.1	14.4%
Financial	9.9	5.6
Business Services	8.5	4.7
Printing/Publishing/Media	7.3	9.5
Education	6.9	5.1
Retail	6.5	6.0
Beverage/Food/Tobacco	6.2	4.3
Other Services	5.8	7.5
Consumer Products	5.6	8.0
Environmental Services	4.9	5.4
Manufacturing	4.7	7.7
Restaurants	4.2	6.4
Containers/Packaging	2.7	6.7
Aerospace and Defense	2.5	2.1
Computers/Electronics	2.0	1.8
Health Clubs	1.9	—
Grocery	1.5	—
Cargo Transport	0.8	1.0
Homebuilding	0.5	0.8
Telecommunications	0.5	—
Broadcasting/Cable	—	2.1
Farming and Agriculture	—	0.9

Total	100.0%	100.0%

	December 31
	2007	2006
Geographic Region
Mid-Atlantic	22.9%	29.4%
Midwest	22.6	19.2
West	19.0	21.6
Southeast	18.3	21.3
International	12.7	2.8
Northeast	4.5	5.7

Total	100.0%	100.0%

6.     INCOME TAXES

              The following reconciles net increase in stockholders' equity resulting from operations to taxable income for the year ended December 31, 2007:

Net increase in stockholders' equity resulting from operations	$90,832,464
Net unrealized loss on investments transactions not taxable	10,661,076
Other income not currently taxable	(1,428,964)
Other taxable income	1,221,436
Expenses not currently deductible	18,124
Other deductible expenses	(73,414)

Taxable income before deductions for distributions	$101,230,722

              During the year ended December 31, 2007, as a result of permanent book-to-tax differences primarily due to the recharacterization of distributions, differences in the book and tax basis of investments sold, dividends paid by portfolio companies to the Company in excess of portfolio company earnings and nondeductible federal taxes, the Company increased accumulated undistributed net investment income by $2,881,530, increased accumulated net realized gain on sale of investments by $1,470,951 and decreased capital in excess of par value by $4,352,481. Aggregate stockholders' equity was not affected by this reclassification. As of December 31, 2007, the cost of investments for tax purposes was $1,795,463,560 resulting in a gross unrealized appreciation and depreciation of $55,305,246 and $76,566,965, respectively.

              For income tax purposes, distributions paid to stockholders are reported as ordinary income, non-taxable, capital gains, or a combination thereof. Dividends paid per common share for the year ended December 31, 2007 were taxable as follows (unaudited):

Ordinary income	$106,599,719
Capital gains	4,895,534
Return of capital	—

Total	$111,495,253

              The following reconciles net increase in stockholders' equity resulting from operations to taxable income for the year ended December 31, 2006:

Net increase in stockholders' equity resulting from operations	$69,695,322
Net unrealized gain on investments transactions not taxable	14,552,714
Other income not currently taxable	(24,661,430)
Other taxable income	16,256,585
Expenses not currently deductible	5,704,847
Other deductible expenses	(1,106,914)

Taxable income before deductions for distributions	$80,441,124

              Excluded from taxable income before deductions for distributions are $238,668 of capital losses realized by the Company after October 31, 2006, which were deferred for tax purposes to the first day of the following fiscal year. During the year ended December 31, 2006, as a result of permanent book-to-tax differences primarily due to the recharacterization of distributions, differences in the book and tax basis of investments sold, dividends paid by portfolio companies to the Company in excess of portfolio company earnings and nondeductible federal taxes, the Company increased accumulated undistributed net investment income by $7,038,469, decreased accumulated net realized gain on sale of investments by $10,597,702 and increased capital in excess of par value by $3,559,233. Aggregate stockholders' equity was not affected by this reclassification. As of December 31, 2006, the cost of investments for tax purposes was $1,245,892,583 resulting in a gross unrealized appreciation and depreciation of $2,482,828 and $12,553,575, respectively.

              For income tax purposes, distributions paid to stockholders are reported as ordinary income, non-taxable, capital gains, or a combination thereof. Dividends paid per common share for the year ended December 31, 2006 were taxable as follows (unaudited):

Ordinary income	$64,551,090
Capital gains	7,777,944
Return of capital	—

Total	$72,329,034

              The following reconciles net increase in stockholders' equity resulting from operations to taxable income for the year ended December 31, 2005:

Net increase in stockholders' equity resulting from operations	$41,851,076
Net unrealized gain on investments transactions not taxable	(4,385,563)
Other income not currently taxable	(2,751,144)
Other taxable income	3,035,574
Expenses not currently deductible	93,207
Other deductible expenses	(172,179)

Taxable income before deductions for distributions	$37,670,971

              For income tax purposes, distributions paid to stockholders are reported as ordinary income, non-taxable, capital gains, or a combination thereof. Dividends paid per common share for the year ended December 31, 2005 were taxable as follows (unaudited):

Ordinary income	$31,563,873
Capital gains	—
Return of capital	—

Total	$31,563,873

7.     COMMITMENTS AND CONTINGENCIES

              As of December 31, 2007, the Company had committed to make a total of approximately $323.6 million of investments in various revolving senior secured loans. As of December 31, 2007, $244.4 million was unfunded. Included within the $323.6 million commitment in revolving secured loans is a commitment to issue up to $11.0 million in standby letters of credit through a financial intermediary on behalf of certain portfolio companies. Under these arrangements, the Company would be required to make payments to third-party beneficiaries if the portfolio companies were to default on their related payment obligations. As of December 31, 2007, the Company had $8.8 million in standby letters of credit issued and outstanding on behalf of the portfolio companies, of which no amounts were recorded as a liability. Of these letters of credit, $1.3 million expire on June 10, 2013, $500,000 expire on August 31, 2010, $4.6 million expire on February 28, 2009 and $2.4 million expire on September 30, 2008. These letters of credit may be extended under substantially similar terms for additional one-year terms at the Company's option until the Revolving Credit Facility, under which the letters of credit were issued, matures on December 28, 2010.

              As of December 31, 2007, the Company was subject to subscription agreements to fund up to $111.8 million of equity commitments, substantially all at the discretion of the Company in private equity investment partnerships. As of December 31, 2007, $1.3 million was funded to these partnerships.

              As of December 31, 2006, the Company had committed to make a total of approximately $79.0 million of investments in various revolving senior secured loans. As of December 31, 2006, $45.2 million was unfunded. Included within the $79.0 million commitment in revolving secured loans is a commitment to issue up to $3.7 million in standby letters of credit through a financial intermediary on behalf of certain portfolio companies. Under these arrangements, the Company would be required to make payments to third-party beneficiaries if the portfolio companies were to default on their related payment obligations. As of December 31, 2006, the Company had $2.8 million in standby letters of credit issued and outstanding on behalf of the portfolio companies, of which no amounts were recorded as a liability.

              As of December 31, 2006, the Company was subject to a subscription agreement to fund up to $10.0 million of equity commitments, substantially all at the discretion of the Company in private equity investment partnerships. As of December 31, 2006, $225,000 was funded to these partnerships.

              We intend to fund these commitments and prospective investment opportunities with existing cash, through cash flow from operations before new investments, through borrowings under our Facilities or other long-term debt agreements, or through the sale or issuance of new equity capital.

8.     BORROWINGS

              In accordance with the Investment Company Act, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the Investment Company Act, is at least 200% after such borrowing.

              Our debt obligations consisted of the following as of December 31, 2007 and 2006 (in millions):

	December 31, 2007	December 31, 2006
Revolving Credit Facility	$282.5	$193.0
CP Funding Facility	85.0	15.0
Debt Securitization	314.0	314.0

Total	$681.5	$522.0

              The weighted average interest rate of all our debt obligations as of December 31, 2007 and December 31, 2006 was 5.66% and 6.06%, respectively.

    CP Funding Facility

              On October 29, 2004, we formed Ares Capital CP Funding LLC ("Ares Capital CP"), a wholly owned subsidiary of the Company, through which we established a revolving credit facility (the "CP Funding Facility"). On November 3, 2004 (the "Facility Effective Date"), we entered into the CP Funding Facility that, as amended, allows Ares Capital CP to issue up to $350.0 million of variable funding certificates ("VFC"). As part of the CP Funding Facility, we are subject to limitations as to how borrowed funds may be used including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings as well as regulatory restrictions on leverage which may affect the amount of VFC that we may issue from time to time. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early amortization of the CP Funding Facility and limit further advances under the CP Funding Facility and in some cases could be an event of default. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the CP Funding Facility. As of December 31, 2007, there was $85.0 million outstanding under the CP Funding Facility and the Company continues to be in compliance with all of the limitations and requirements of the CP Funding Facility. As of December 31, 2006, there was $15.0 million outstanding under the CP Funding Facility.

              The CP Funding Facility is scheduled to expire on October 8, 2008 and is secured by all of the assets held by Ares Capital CP, which as of December 31, 2007 consisted of 20 investments. At expiration, at our election, any principal amounts then outstanding will be amortized over a 24-month period from the termination date. Under the terms of the CP Funding Facility, we were required to pay a renewal fee of 0.375% of the total amount available for borrowing on or around each November 3rd of the first two years of the CP Funding Facility.

              The interest charged on the VFC is based on the commercial paper rate plus 1.00%. The interest charged on the VFC is payable quarterly. As of December 31, 2007 the commercial paper rate was 5.1147%, and as of December 31, 2006 the commercial paper rate was 5.3481%. For the years ended December 31, 2007, 2006 and 2005, the average interest rates (i.e. commercial paper rate plus the spread) were 6.12%, 5.80% and 4.26%, respectively. For the years ended December 31, 2007, 2006 and 2005, the average outstanding balances were $88,295,890, $45,620,822 and $17,939,726, respectively.

              For the years ended December 31, 2007, 2006 and 2005 the interest expense incurred was $5,483,383, $2,615,244 and $799,307, respectively. Cash paid for interest expense during the years ended December 31, 2007, 2006 and 2005 were $4,284,927, $2,603,286 and $638,204, respectively.

              The Company is also required to pay a commitment fee for any unused portion of the CP Funding Facility. Initially, the commitment fee was 0.175% per annum. On April 8, 2005 the CP Funding Facility was amended pursuant to which among other things, the commitment fee was temporarily reduced to 0.11% per annum until the earlier of (a) the date the total borrowings outstanding exceed $150.0 million or (b) October 3, 2005, after which the commitment fee was 0.175% per annum. On November 14, 2005 the CP Funding Facility was further amended pursuant to which among other things, the commitment fee was reduced to 0.10% per annum prior to the first time that the borrowings outstanding under the CP Funding Facility equal or exceed $200.0 million and 0.125% per annum on and after the first time that the borrowings outstanding under the CP Funding Facility exceed $200.0 million. On July 13, 2006 the CP Funding Facility was further amended pursuant to which, among other things, the commitment fee was increased to 0.125% per annum calculated based on an amount equal to $200.0 million less the borrowings outstanding under the CP Funding Facility. As soon as the borrowings outstanding under the CP Funding Facility equal or exceed $200.0 million, the fee is calculated based on an amount equal to $350.0 million less the borrowings outstanding under the CP Funding Facility. For the years ended December 31, 2007, 2006 and 2005, the commitment fees incurred were $141,326, $260,355 and $257,800, respectively.

    Revolving Credit Facility

              In December 2005, we entered into a senior secured revolving credit facility (the "Revolving Credit Facility") under which, as amended, the lenders have agreed to extend credit to the Company in an aggregate principal amount not exceeding $510.0 million at any one time outstanding. The Revolving Credit Facility expires on December 28, 2010 and with certain exceptions is secured by substantially all of the assets in our portfolio (other than investments held by Ares Capital CP under the CP Funding Facility and those held as a part of the Debt Securitization, discussed below) which as of December 31, 2007 consisted of 148 investments. Under the Revolving Credit Facility, we have made certain representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining a certain minimum stockholders' equity, (e) maintaining a ratio of total assets (less total liabilities) to total indebtedness, of the Company and its subsidiaries, of not less than 2.0:1.0, (f) maintaining minimum liquidity, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and its subsidiaries.

              In addition to the asset coverage ratio described above, borrowings under the Revolving Credit Facility (and the incurrence of certain other permitted debt) will be subject to compliance with a borrowing base that will apply different advance rates to different types of assets in our portfolio. The Revolving Credit Facility also includes an "accordion" feature that allows us to increase the size of the Revolving Credit Facility to a maximum of $765.0 million under certain circumstances. The Revolving Credit Facility also includes usual and customary events of default for senior secured revolving credit facilities of this nature. As of December 31, 2007, there was $282.5 million outstanding under the Revolving Credit Facility and the Company continues to be in compliance with all of the limitations and requirements of the Revolving Credit Facility. As of December 31, 2006, there was $193.0 million outstanding under the Revolving Credit Facility.

              The interest charged under the Revolving Credit Facility is generally based on LIBOR (one, two, three or six month) plus 1.00%. As of December 31, 2007, the one, two, three and six month LIBOR were 4.60%,4.65%,4.70% and 4.60%, respectively. For the year ended December 31, 2007 the average interest rate was 6.50%, the average outstanding balance was $177,525,531, the interest expense incurred was $11,531,970 and the cash paid for interest expense was $9,917,577. As of December 31, 2006, the one, two, three and six month LIBOR were 5.32%, 5.35%, 5.36% and 5.37%, respectively. For the year ended December 31, 2006 the average interest rate was 6.44%, the average outstanding balance was $89,021,918, the interest expense incurred was $5,732,028 and the cash paid for interest expense was $4,518,853. The Company is also required to pay a commitment fee of 0.20% for any unused portion of the Revolving Credit Facility. For the years ended December 31, 2007, 2006 and 2005, the commitment fees incurred were $303,777, $317,549 and $5,555, respectively.

              The amount available for borrowing under the Revolving Credit Facility is reduced by any standby letters of credit issued through the Revolving Credit Facility. As of December 31, 2007, the Company had $11.4 million in standby letters of credit issued through the Revolving Credit Facility. As of December 31, 2006, the Company had $3.7 million in standby letters of credit issued through the Revolving Credit Facility.

              As of December 31, 2007, the Company had a non-U.S. borrowing on the Revolving Credit Facility denominated in Canadian dollars. Unrealized appreciation on this borrowing was $821,801.

    Debt Securitization

              On July 7, 2006, through our wholly owned subsidiary, ARCC CLO 2006 LLC ("ARCC CLO"), we completed a $400.0 million debt securitization (the "Debt Securitization") and issued approximately $314.0 million principal amount of asset-backed notes (including $50.0 million revolving notes, all of which were drawn down as of December 31, 2007) (the "CLO Notes") to third parties that were secured by a pool of middle market loans that have been purchased or originated by the Company. The CLO Notes are included in the December 31, 2007 consolidated balance sheet. We retained approximately $86.0 million of certain BBB and non-rated securities in the Debt Securitization (the "Retained Notes"). The CLO Notes mature on December 20, 2019, and, as of December 31, 2007, there is $314.0 million outstanding under the Debt Securitization (excluding the Retained Notes). The blended pricing of the CLO Notes, excluding fees, is approximately 3-month LIBOR plus 34 basis points.

              The classes, amounts, ratings and interest rates (expressed as a spread to LIBOR) of the CLO Notes are:

Class	Amount (millions)		Rating (S&P/Moody's)	LIBOR Spread (basis points)
A-1A	$75		AAA/Aaa	25
A-1A VFN	50	(1)	AAA/Aaa	28
A-1B	14		AAA/Aaa	37
A-2A	75		AAA/Aaa	22
A-2B	33		AAA/Aaa	35
B	23		AA/Aa2	43
C	44		A/A2	70

Total	$314

    (1)
    Revolving class, all of which was drawn as of December 31, 2007.

              During the first five years from the closing date, principal collections received on the underlying collateral may be used to purchase new collateral, allowing us to maintain the initial leverage in the securitization for the entire five-year period. Under the terms of the securitization, up to 15% of the collateral may be subordinated loans that are neither first nor second lien loans.

              The Class A-1A VFN Notes are a revolving class of secured notes and allow us to borrow and repay AAA/Aaa financing over the initial five-year period thereby providing more efficiency in funding costs. All of the notes are secured by the assets of ARCC Commercial Loan Trust 2006, including commercial loans totaling $308.1 million as of the closing date, which were sold to the trust by the Company, the originator and servicer of the assets. As of December 31, 2007, there were 71 investments securing the notes. Additional commercial loans have been purchased by the trust from the Company primarily using the proceeds from the Class A-1A VFN Notes. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

              The interest charged under the Debt Securitization is based on 3-month LIBOR which as of December 31, 2007 was 4.70% and as of December 31, 2006 was 5.36%. For the years ended December 31, 2007 and 2006, the effective average interest rates were 5.82% and 5.99%, respectively. For the years ended December 31, 2007 and 2006, we incurred $17,527,928 and $7,714,178 of interest expense, respectively. For the years ended December 31, 2007 and 2006, the cash paid for interest was $17,513,031 and $7,235,837, respectively. The Company is also required to pay a commitment fee of 0.175% for any unused portion of the Class A-1A VFN Notes. For the years ended December 31, 2007 and 2006, the commitment fees incurred were $22,639 and $42,063 on these notes.

9.     DERIVATIVE INSTRUMENTS

              In 2005, we entered into a costless collar agreement in order to manage the exposure to changing interest rates related to the Company's fixed rate investments. The costless collar agreement is for a notional amount of $20 million, has a cap of 6.5%, a floor of 2.72% and matures in 2008. The costless collar agreement allows us to receive an interest payment for any quarterly period when the 3-month LIBOR exceeds 6.5%, and requires us to pay an interest payment for any quarterly period when the 3-month LIBOR is less than 2.72%. The costless collar resets quarterly based on the 3-month LIBOR. As of December 31, 2007, the 3-month LIBOR was 4.70% and as of December 31, 2006, the 3-month LIBOR was 5.36%. As of December 31, 2007 and December 31, 2006 these derivatives had no fair value.

10.   RELATED PARTY TRANSACTIONS

              The underwriting costs related to the IPO were $7,425,000 or $0.675 per share. As a part of the IPO, the Investment Adviser, on our behalf, agreed to pay the underwriters $0.225 of the $0.675 per share in underwriting discount and commissions for a total of approximately $2.5 million. We were obligated to repay this amount, together with accrued interest (charged at the 3-month LIBOR plus 2% starting on October 8, 2004) (a) if during any four calendar quarter period ending on or after October 8, 2005 the sum of (i) the aggregate distributions, including return of capital, if any, to the stockholders and (ii) the change in net assets (defined as total assets less indebtedness) equals or exceeds 7.0% of the net assets at the beginning of such period (as adjusted for any share issuances or repurchases) or (b) upon the Company's liquidation. On March 8, 2005, the Company's board of directors approved entering into an amended and restated agreement with the Investment Adviser whereby the Company would be obligated to repay the Investment Adviser for the approximate $2.5 million only if the conditions for repayment referred to above were met before the third anniversary of the IPO. If one or more such events did not occur on or before October 8, 2007, we would not be obligated to repay this amount to the Investment Adviser. For the year ended December 31, 2005, the sum of our aggregate distributions to our stockholders and our change in net assets exceeded 7.0% of net assets as of December 31, 2004 (as adjusted for any share issuances). As a result, in February 2006 we repaid this amount together with accrued interest.

              In accordance with the Advisory Agreement, we bear all costs and expenses of the operation of the Company and reimburse the Investment Adviser for all such costs and expenses incurred in the operation of the Company. For the years ended December 31, 2007, 2006 and 2005 the Investment Adviser incurred such expenses totaling $1,984,846, $853,435 and $243,377, respectively. As of December 31, 2007, $215,944 was unpaid and such payable is included in accounts payable and accrued expenses in the accompanying consolidated balance sheet.

              During 2006, we entered into a sublease agreement with Ares Management, whereby Ares Management subleases approximately 25% of the office facilities that we lease, for a fixed rent equal to 25% of the basic annual rent payable by us under our lease, plus certain additional costs and expenses. For the years ended December 31, 2007 and 2006, such amounts payable to the Company totaled $269,410 and $92,807, respectively.

              As of December 31, 2007, Ares Management, of which the Investment Adviser is a wholly owned subsidiary, owned 1,216,667 shares of the Company's common stock representing approximately 1.7% of the total shares outstanding as of December 31, 2007.

              See Notes 3 and 11 for a description of other related party transactions.

11.   INVESTMENT IN IVY HILL MIDDLE MARKET CREDIT FUND LTD.

              On November 19, 2007, we established a middle market credit fund, Ivy Hill Middle Market Credit Fund, Ltd. ("Ivy Hill"), which is managed by Ivy Hill Asset Management, L.P. in exchange for a 0.50% management fee on the average total assets of Ivy Hill. For the year ended December 31, 2007, $45,000 in management fees were earned. Ivy Hill primarily invests in first and second lien bank debt of middle market companies. Ivy Hill was initially funded with $404.0 million of capital including a $56.0 million investment by the Company consisting of $40.0 million of Class B notes and $16.0 million of subordinated notes.

              Ivy Hill purchased $133.0 million of investments from the Company in the fourth quarter of 2007 and may from time to time, buy additional loans from the Company. There was no gain or loss recognized by the Company on these transactions.

12.   STOCKHOLDERS' EQUITY

              The following table summarizes the total shares issued and proceeds we received net of underwriting and offering costs for the years ended December 31, 2007, 2006 and 2005 (in millions, except per share amounts):

	Shares issued	Offering price per share	Proceeds net of underwriting and offering costs
August 2007 public offering	2.6	$16.30	$42.3
April 2007 public offering	15.5	$17.97	267.2
February 2007 public offering	1.4	$19.95	27.2
Underwriters over-allotment option related to December 2006 public offering	0.4	$18.50	7.5

Total for the year ended December 31, 2007	20.0		$344.2
December 2006 public offering	2.7	$18.50	49.8
July 2006 public offering	10.8	$15.67	162.0

Total for the year ended December 31, 2006	13.5		$211.8
October 2005 public offering	14.5	$15.46	213.5
March 2005 public offering	12.1	$16.00	183.9

Total for the year ended December 31, 2005	26.6		$397.4

13.   DIVIDEND

              The following table summarizes our dividends declared during 2007, 2006 and 2005 (in millions, except per share amount):

Date Declared	Record Date	Payment Date	Amount Per Share	Total Amount
March 8, 2007	March 19, 2007	March 30, 2007	$0.41	$22.1
May 10, 2007	June 15, 2007	June 30, 2007	$0.41	28.5
August 9, 2007	September 14, 2007	September 28, 2007	$0.42	30.4
November 8, 2007	December 14, 2007	December 31, 2007	$0.42	30.5

Total declared for 2007			$1.66	$111.5

February 28, 2006	March 24, 2006	April 14, 2006	$0.36	$13.7
May 8, 2006	June 15, 2006	June 30, 2006	$0.38	14.5
August 9, 2006	September 15, 2006	September 29, 2006	$0.40	19.6
November 8, 2006	December 15, 2006	December 29, 2006	$0.40	20.8
November 8, 2006	December 15, 2006	December 29, 2006	$0.10	5.2

Total declared for 2006			$1.64	$73.8

February 23, 2005	March 7, 2005	April 15, 2005	$0.30	$3.3
June 20, 2005	June 30, 2005	July 15, 2005	$0.32	7.4
September 6, 2005	September 16, 2005	September 30, 2005	$0.34	7.9
December 12, 2005	December 22, 2005	January 17, 2006	$0.34	12.9

Total declared for 2005			$1.30	$31.50

              During 2007, as part of the Company's dividend reinvestment plan for our common stockholders, we purchased 237,686 shares of our common stock for $3.6 million in the open market in order to satisfy the reinvestment portion of our dividends.

14.   FINANCIAL HIGHLIGHTS

              The following is a schedule of financial highlights as of and for the years ended December 31, 2007, 2006 and 2005:

Per Share Data:	As of and for the year ended December 31, 2007	As of and for the year ended December 31, 2006	As of and for the year ended December 31, 2005
Net asset value, beginning of period(1)	$15.17	$15.03	$14.43
Issuance of common stock	0.59	0.20	0.39
Effect of antidilution	—	(0.03)	(0.16)
Underwriting costs (reimbursed to)/paid by the Investment Adviser (see Note 10)(2)	—	—	(0.11)
Net investment income for period(2)	1.43	1.31	1.15
Net realized and unrealized gains for period(2)	(0.06)	0.30	0.63

Net increase in stockholders' equity	1.37	1.61	1.90
Distributions from net investment income	(1.43)	(1.31)	(1.15)
Distributions from net realized capital gains on securities	(0.23)	(0.33)	(0.15)

Total distributions	(1.66)	(1.64)	(1.30)
Net asset value at end of period(1)	$15.47	$15.17	$15.03

Per share market value at end of period	$14.63	$19.11	$16.07
Total return based on market value(3)	(14.76)%	29.12%	(10.60)%
Total return based on net asset value(4)	8.98%	10.73%	12.04%
Shares outstanding at end of period	72,684,090	52,036,527	37,909,484
Ratio/Supplemental Data:
Net assets at end of period	$1,124,549,923	$789,433,404	$569,612,199
Ratio of operating expenses to average net assets(5)(6)	9.12%	8.84%	4.11%
Ratio of net investment income to average net assets(5)(7)	9.14%	9.19%	7.56%
Portfolio turnover rate(5)	30%	49%	34%

(1)
The net assets used equals the total stockholders' equity on the consolidated balance sheets.

(2)
Weighted average basic per share data.

(3)
For the year ended December 31, 2007, the total return based on market value for the year ended December 31, 2007 equals the increase of the ending market value at December 31, 2007 of $14.63 per share over the ending market value at December 31, 2006 of $19.11 per share plus the declared dividends of $1.66 per share for the year ended December 31, 2007, divided by the market value at December 31, 2006. For the year ended December 31, 2006, the total return based on market value for the year ended December 31, 2006 equals the increase of the ending market value at December 31, 2006 of $19.11 per share over the ending market value at December 31, 2005 of $16.07 per share plus the declared dividends of $1.64 per share for the year ended December 31, 2006, divided by the market value at December 31, 2005. For the year ended December 31, 2005, the total return based on market value equals the decrease of the ending market value at December 31, 2005 of $16.07 per share over the ending market value at December 31, 2004 of $19.43, plus the declared dividends of $1.30 per share for the year ended December 31, 2005, divided by the market value at December 31, 2004. Total return based on market value is not annualized.

(4)
For the year ended December 31, 2007, the total return based on net asset value equals the change in net asset value during the period plus the declared dividends of $1.66 per share for the year ended December 31, 2007 divided by the beginning net asset value for the period. For the year ended December 31, 2006, the total return based on net asset value equals the change in net asset value during the period plus the declared dividends of $1.64 per share for the year ended December 31, 2006 divided by the beginning net asset value for the period. For the year ended December 31, 2005, the total return based on net asset value equals the change in net asset value during the period plus the declared dividends of $1.30 per share for the year ended

  December 31, 2005, divided by the beginning net asset value during the period. These calculations were adjusted for shares issued in connection with dividend reinvestment plan, the issuances of common stock in connection with any add-on equity offerings and the reimbursement of underwriting costs paid by the Investment Adviser. Total return based on net asset value is not annualized.

(5)
The ratios reflect an annualized amount.

(6)
For the year ended December 31, 2007, the ratio of operating expenses to average net assets consisted of 2.27% of base management fees, 2.26% of incentive management fees, 3.55% of the cost of borrowing and other operating expenses of 1.04%. For the year ended December 31, 2006, the ratio of operating expenses to average net assets consisted of 2.06% of base management fees, 2.95% of incentive management fees, 2.81% of the cost of borrowing and other operating expenses of 1.02%. For the year ended December 31, 2005, the ratio of operating expenses to average net assets consisted of 1.44% of base management fees, 1.17% of incentive management fees, 0.43% of the cost of borrowing and other operating expenses of 1.07%. These ratios reflect annualized amounts.

(7)
The ratio of net investment income to average net assets excludes income taxes related to realized gains.

15.   IMPACT OF NEW ACCOUNTING STANDARDS

              In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes," ("FIN 48"). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. FASB required adoption of FIN 48 for fiscal years beginning after December 15, 2006, and FIN 48 is to be applied to all open tax years as of the effective date. However, on December 22, 2006, the SEC delayed the required implementation date of FIN 48 for business development companies until March 31, 2007. The Company has evaluated the implications of FIN 48 and determined that there is no material impact on the consolidated financial statements.

              In September 2006, the FASB issued Statement No. 157, Fair Value Measurements. This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company is currently analyzing the effect of adoption of this statement on its consolidated financial position, including its net asset value, and results of operations. The Company will adopt this statement on a prospective basis for the quarter ending March 31, 2008. Adoption of this statement could have a material effect on our consolidated financial statement, including our net asset value. However, the actual impact on our consolidated financial statements in the period of adoption and subsequent to the period of adoption cannot be determined at this time as it will be influenced by the estimates of fair value for that period and the number and amount of investments we originate, acquire or exit.

              In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"), which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. SFAS 159 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. SFAS 159 does not eliminate disclosure requirements of other accounting standards, including fair value measurement disclosures in SFAS 157. This Statement is effective as of the beginning of an entity's first fiscal year beginning after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of Statement 157. The Company has evaluated the implications of SFAS No. 159, and determined that there is no material impact in the consolidated financial statements.

16.   SELECTED QUARTERLY DATA (Unaudited)

	2007
	Q4	Q3	Q2	Q1
Total Investment Income	$53,827,853	$47,931,434	$47,398,918	$39,715,023
Net investment income before net realized and unrealized gain (losses) and incentive compensation	$33,676,925	$29,874,849	$31,219,979	$23,698,990
Incentive compensation	$6,572,514	$5,966,011	$6,228,506	$4,754,664
Net investment income before net realized and unrealized gain (losses)	$27,104,411	$23,908,838	$24,991,473	$18,944,326
Net realized and unrealized gains (losses)	$(16,352,581)	$(984,364)	$8,575,860	$4,644,501
Net increase in stockholders' equity resulting from operations	$10,751,830	$22,924,474	$33,567,333	$23,588,827
Basic and diluted earnings per common share	$0.15	$0.32	$0.49	$0.44
Net asset value per share as of the end of the quarter	$15.47	$15.74	$15.84	$15.34

	2006
	Q4	Q3	Q2	Q1
Total Investment Income	$37,508,058	$31,831,794	$30,489,751	$20,191,305
Net investment income before net realized and unrealized gain (losses) and incentive compensation	$23,508,149	$21,792,136	$16,233,294	$14,614,419
Incentive compensation	$5,188,969	$4,464,141	$6,940,399	$2,922,884
Net investment income before net realized and unrealized gain (losses)	$18,319,180	$17,327,995	$9,292,895	$11,691,535
Net realized and unrealized gain (losses)	$2,699,307	$813,127	$7,399,785	$2,151,498
Net increase in stockholders' equity resulting from operations	$21,018,487	$18,141,122	$16,692,680	$13,843,033
Basic and diluted earnings per common share	$0.42	$0.39	$0.44	$0.36
Net asset value per share as of the end of the quarter	$15.17	$15.06	$15.10	$15.03

	2005
	Q4	Q3	Q2	Q1
Total Investment Income	$14,890,281	$11,607,989	$9,601,615	$5,750,592
Net investment income before net realized and unrealized gain (losses) and incentive compensation	$11,071,081	$8,887,631	$7,567,053	$3,800,113
Incentive compensation	$(510,478)	$2,643,353	$1,798,919	$270,284
Net investment income before net realized and unrealized gain (losses)	$11,581,559	$6,244,278	$5,768,134	$3,529,829
Net realized and unrealized gain (losses)	$4,281,465	$3,637,612	$1,834,122	$4,974,077
Net increase in stockholders' equity resulting from operations	$15,863,024	$9,881,890	$7,602,256	$8,503,906
Basic and diluted earnings per common share	$0.45	$0.42	$0.33	$0.69
Net asset value per share as of the end of the quarter	$15.03	$15.08	$14.97	$14.96

PART C

Other information

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1)
Financial Statements

    The following statements of Ares Capital Corporation (the "Company" or the "Registrant") are included in Part A of this Registration Statement:

(2)
Exhibits

(a)	Articles of Amendment and Restatement, as amended*
(b)	Amended and Restated Bylaws(1)
(c)	Not Applicable
(d)(1)	Form of Stock Certificate(3)
(d)(2)	Form of Notice to Stockholders Who are Record Holders*
(d)(3)	Form of Notice to Stockholders Who are Acting as Nominees*
(d)(4)	Form of Notice to Clients of Stockholders Who are Acting as Nominees*
(d)(5)	Form of Subscription Certificate*
(d)(6)	Form of Beneficial Owner Election Form*
(d)(7)	Form of Notice of Guaranteed Delivery*
(d)(8)	Subscription and Information Agent Agreement among Ares Capital Corporation, Computershare, Inc. and Computershare Trust Company, N.A.**
(e)	Dividend Reinvestment Plan(1)
(f)	Not Applicable
(g)	Amended and Restated Investment Advisory and Management Agreement between Registrant and Ares Capital Management LLC(2)
(h)	Dealer Manager Agreement**
(i)	Not Applicable
(j)	Custodian Agreement between Registrant and U.S. Bank National Association(3)
(k)(1)	Amended and Restated Administration Agreement between Registrant and Ares Operations LLC(9)

(k)(2)	Form of Stock Transfer Agency Agreement between Registrant and Computershare Investor Services, LLC(3)
(k)(3)	License Agreement between the Registrant and Ares Management LLC(1)
(k)(4)	Form of Indemnification Agreement between the Registrant and directors and certain officers(3)
(k)(5)	Form of Indemnification Agreement between the Registrant and the members of the Ares Capital Management LLC investment committee(3)
(k)(6)	Purchase and Sale Agreement, dated as of November 3, 2004, by and among Ares Capital Corporation and Ares Capital CP Funding LLC(4)
(k)(7)
Sale and Servicing Agreement, dated as of November 3, 2004, among Ares Capital CP, as borrower, Ares Capital as servicer, certain conduits and institutional lenders agented by Wachovia Capital Markets, LLC, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(4)
(k)(8)
Amendment No. 2 to Sale and Servicing Agreement, dated as of April 8, 2005, among Ares Capital CP Funding LLC, Ares Capital Corporation, each of the Conduit Purchasers and Institutional Purchasers from time to time party thereto, each of the Purchaser Agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(5)
(k)(9)
Amendment No. 3 to Sale and Servicing Agreement, dated as of October 31, 2005, among Ares Capital CP Funding LLC, Ares Capital Corporation, each of the Conduit Purchasers and Institutional Purchasers from time to time party thereto, each of the Purchaser Agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(6)
(k)(10)
Amendment No. 4 to Sale and Servicing Agreement, dated as of November 14, 2005, among Ares Capital CP Funding LLC, Ares Capital Corporation, each of the Conduit Purchasers and Institutional Purchasers from time to time party thereto, each of the Purchaser Agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(7)
(k)(11)	Senior Secured Revolving Credit Agreement, dated as of December 28, 2005, among Ares Capital Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent(8)
(k)(12)
Sale and Servicing Agreement, dated as of July 7, 2006, among ARCC Commercial Loan Trust 2006, as issuer, ARCC CLO 2006 LLC, as trust depositor, Ares Capital Corporation, as originator and as servicer, U.S. Bank National Association, as trustee and as collateral administrator, Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as backup servicer, and Wilmington Trust Company, as owner trustee(10)

(k)(13)	Commercial Loan Sale Agreement, dated as of July 7, 2006, between Ares Capital Corporation and ARCC CLO 2006 LLC(10)
(k)(14)	Indenture, dated as of July 7, 2006, between ARCC Commercial Loan Trust 2006 and U.S. Bank National Association(10)
(k)(15)	Amended and Restated Trust Agreement, dated as of July 7, 2006, among ARCC CLO 2006 LLC, Wilmington Trust Company and U.S. Bank National Association(10)
(k)(16)	Collateral Administration Agreement, dated as of July 7, 2006, among ARCC Commercial Loan Trust 2006, Ares Capital Corporation and U.S. Bank National Association(10)
(k)(17)	Master Participation Agreement, dated as of July 7, 2006, between Ares Capital CP Funding LLC and Ares Capital Corporation(10)
(k)(18)	Class A-1A VFN Purchase Agreement, dated as of July 7, 2006, among ARCC Commercial Loan Trust 2006, U.S. Bank National Association and other Class A-1A VFN noteholders party thereto(10)
(k)(19)
Amendment No. 6 to Sale and Servicing Agreement, dated as of November 1, 2006, among Ares Capital CP Funding LLC, Ares Capital Corporation, each of the Conduit Purchasers and Institutional Purchasers from time to time party thereto, each of the Purchaser Agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(11)
(k)(20)
Amendment No. 9 to Sale and Servicing Agreement, dated as of October 18, 2007, by and among Ares Capital CP Funding LLC, Ares Capital Corporation, each of the Conduit Purchasers and Institutional Purchasers from time to time party thereto, each of the purchaser agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent and purchaser agent with respect to Variable Funding Capital Company LLC as conduit purchaser, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(12)
(k)(21)
First Amendment Agreement and Waiver, dated as of November 13, 2007, between Ares Capital Corporation as borrower, Ares Capital FL Holdings LLC, ARCC CIC Flex Corp., ARCC Imperial Corporation and ARCC Imperial LLC as subsidiary guarantors and BMO Capital Markets Financing, Inc., Merrill Lynch Capital Corporation, SunTrust Bank, Commerzbank AG, New York and Grand Cayman Branches, UBS Loan Finance LLC, JPMorgan Chase Bank, N.A., Wachovia Bank, National Association and KBC Bank N.V. as lenders(13)
(l)	Opinion and Consent of Venable LLP, Maryland counsel for Registrant**
(m)	Not Applicable
(n)(1)	Consent of independent registered public accounting firm for Registrant*
(n)(2)	Opinion of independent registered public accounting firm for Registrant, regarding "senior securities" table contained herein*
(o)	Not Applicable

(p)	Not Applicable
(q)	Not Applicable
(r)	Code of Ethics(14)

*
Filed herewith.

**
To be filed by amendment.

(1)
Incorporated by reference to Exhibit (b)(2) to the Registrant's pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on September 17, 2004.

(2)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K dated June 2, 2006.

(3)
Incorporated by reference to Exhibits (d), (j), (k)(2), (k)(4) and (k)(5), as applicable, to the Registrant's pre-effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on September 28, 2004.

(4)
Incorporated by reference to Exhibits 10.1 and 10.2, as applicable, to the Registrant's Form 8-K, dated November 3, 2004.

(5)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K dated April 8, 2005.

(6)
Incorporated by reference to Exhibit 10.12 to the Registrant's Form 10-K for the year ended December 31, 2005.

(7)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K dated November 14, 2005.

(8)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K dated December 28, 2005.

(9)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 10-Q for the quarter ended June 30, 2007.

(10)
Incorporated by reference to Exhibits 10.2 through 10.8, as applicable, to the Registrant's Form 10-Q for the quarter ended June 30, 2006.

(11)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 10-Q for the quarter ended September 30, 2006.

(12)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K dated October 18, 2007.

(13)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K dated November 13, 2007.

(14)
Incorporated by reference to Exhibit (r) to the Registrant's Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on February 7, 2008.

ITEM 26. MARKETING ARRANGEMENTS

              The information contained under the heading "The Rights Offering—Distribution Arrangements" on this Registration Statement is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to that offering.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Commission registration fee	$13,755	*
NASDAQ Global Select Market Listing Fee
FINRA filing fee	$35,500	*
Accounting fees and expenses
Legal fees and expenses
Printing and engraving
Miscellaneous fees and expenses

Total

*
Previously paid

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Direct Subsidiaries

              The following list sets forth each of our subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

ARCC CIC Flex Corp. (Delaware)	100%
ARCC CLO 2006 LLC (Delaware)	100%
ARCC CLPB Corp. (Delaware).	100%
ARCC IGS Corp. (Delaware)	100%
ARCC Imperial Corporation (Delaware)	100%
ARCC LVCG Investors LLC (Delaware)	100%
ARCC PAH Corp. (Delaware)	100%
ARCC TTL Corp. (Delaware)	100%
ARCC VTH Corp. (Delaware)	100%
ARCC WMA Corp. (Delaware)	100%
Ares Capital CP Funding LLC (Delaware)	100%
Ares Capital FL Holdings LLC (Delaware)	100%
Ivy Hill Asset Management GP, LLC (Delaware)	100%
Ivy Hill Asset Management, L.P. (Delaware)	100	%(1)

(1)
We hold 99% directly and 1% through our wholly owned subsidiary, Ivy Hill Asset Management GP, LLC.

Indirect Subsidiaries

              The following list sets forth each of ARCC Imperial Corporation's subsidiaries, the state under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by ARCC Imperial Corporation of such subsidiary:

ARCC Imperial LLC (Delaware)	100%

              Each of our direct and indirect subsidiaries is consolidated for financial reporting purposes.

Other Entities Deemed to be Controlled by the Company

              The following list sets forth each of the portfolio companies that we "control" under the Investment Company Act because we own more than 25% of the portfolio company's outstanding voting securities, the state or country under whose laws the portfolio company is organized, and the percentage of voting securities or membership interests owned by us in such portfolio company.

Equinox EIC Partners LLC (Delaware)	26%
LVCG Holdings, LLC (Delaware)	57%
Reflexite Corporation (Connecticut)	36%
The Thymes, LLC (Delaware)	70%

              The following list sets forth each of the portfolio companies that we "control" under the Investment Company Act because we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement) and the state or country under whose laws the portfolio company is organized.

          Ivy Hill Middle Market Credit Fund, Ltd. (Cayman Islands)

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

              The following table sets forth the approximate number of record holders of the Company's common stock at March 11, 2008.

TITLE OF CLASS	NUMBER OF RECORD HOLDERS
Common stock, $0.001 par value	22 (including Cede & Co.)

              As of March 11, 2008 we have 25 holders of our debt under the Debt Securitization, CP Funding Facility and the Revolving Credit Facility.

ITEM 30. INDEMNIFICATION

              Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

              Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to obligate us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made or threatened to be made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In addition to the indemnification provided for in our bylaws, we have entered into indemnification agreements with each of our current directors and officers and with members of our investment adviser's investment committee and we intend to enter into indemnification agreements with each of our future directors and officers. The indemnification agreements attempt to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities incurred which such person may incur by reason of his status as a present or former director or officer or member of our investment adviser's investment committee in any action or proceeding arising out of the performance of such person's services as a present or former director or officer or member of our investment adviser's investment committee.

              Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

              The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our investment adviser Ares Capital Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser's services under the investment advisory and management agreement or otherwise as an investment adviser of the Company.

              The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Administration and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Administration's services under the administration agreement or otherwise as administrator for the Company.

              Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

              A description of any other business, profession, vocation or employment of a substantial nature in which Ares Capital Management, and each partner, director or executive officer of Ares Capital Management, is or has been, during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled "Management." Additional information regarding Ares Capital Management and its officers and directors will be set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-63168), and is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

              All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

  (1)
  the Registrant, Ares Capital Corporation, 280 Park Avenue, 22nd Floor, Building East, New York, New York 10017;

  (2)
  the Transfer Agent, Computershare Investor Services, LLC, 2 N. LaSalle Street, Chicago, Illinois 60602;

  (3)
  the Custodian, U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd floor, Boston, Massachusetts 02110; and

  (4)
  the Adviser, Ares Capital Management LLC 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067.

ITEM 33. MANAGEMENT SERVICES

              Not Applicable.

ITEM 34. UNDERTAKINGS

              The Registrant undertakes:

              (1)   to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (ii) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus;

              (2)   that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective;

              (3)   to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

              (4)   that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof;

              (5)   that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectus filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

              (6)   that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

                  (i)    any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

                  (ii)   the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

                  (iii)  any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 14th day of March, 2008.

ARES CAPITAL CORPORATION
By:
/s/ MICHAEL J. AROUGHETI Michael J. Arougheti President

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 14, 2008. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

SIGNATURE	TITLE

/s/ MICHAEL J. AROUGHETI Michael J. Arougheti	President (principal executive officer)
/s/ RICHARD S. DAVIS Richard S. Davis	Chief Financial Officer (principal financial and accounting officer)
* Douglas E. Coltharp	Director
* Frank E. O'Bryan	Director
* Robert L. Rosen	Director
* Bennett Rosenthal	Chairman and Director
* Eric B. Siegel	Director
*By:	/s/ MICHAEL D. WEINER Attorney-in-Fact

EXHIBIT INDEX

(a)	Articles of Amendment and Restatement, as amended*
(b)	Amended and Restated Bylaws(1)
(c)	Not Applicable
(d)(1)	Form of Stock Certificate(3)
(d)(2)	Form of Notice to Stockholders Who are Record Holders*
(d)(3)	Form of Notice to Stockholders Who are Acting as Nominees*
(d)(4)	Form of Notice to Clients of Stockholders Who are Acting as Nominees*
(d)(5)	Form of Subscription Certificate*
(d)(6)	Form of Beneficial Owner Election Form*
(d)(7)	Form of Notice of Guaranteed Delivery*
(d)(8)	Subscription and Information Agent Agreement between Ares Capital Corporation, Computershare Inc. and Computershare Trust Company, N.A.**
(e)	Dividend Reinvestment Plan(1)
(f)	Not Applicable
(g)	Amended and Restated Investment Advisory and Management Agreement between Registrant and Ares Capital Management LLC(2)
(h)	Dealer Manager Agreement**
(i)	Not Applicable
(j)	Custodian Agreement between Registrant and U.S. Bank National Association(3)
(k)(1)	Amended and Restated Administration Agreement between Registrant and Ares Operations LLC(9)
(k)(2)	Form of Stock Transfer Agency Agreement between Registrant and Computershare Investor Services, LLC(3)
(k)(3)	License Agreement between the Registrant and Ares Management LLC(1)
(k)(4)	Form of Indemnification Agreement between the Registrant and directors and certain officers(3)
(k)(5)	Form of Indemnification Agreement between the Registrant and the members of the Ares Capital Management LLC investment committee(3)
(k)(6)	Purchase and Sale Agreement, dated as of November 3, 2004, by and among Ares Capital Corporation and Ares Capital CP Funding LLC(4)
(k)(7)
Sale and Servicing Agreement, dated as of November 3, 2004, among Ares Capital CP, as borrower, Ares Capital as servicer, certain conduits and institutional lenders agented by Wachovia Capital Markets, LLC, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(4)
(k)(8)
Amendment No. 2 to Sale and Servicing Agreement, dated as of April 8, 2005, among Ares Capital CP Funding LLC, Ares Capital Corporation, each of the Conduit Purchasers and Institutional Purchasers from time to time party thereto, each of the Purchaser Agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(5)

(k)(9)
Amendment No. 3 to Sale and Servicing Agreement, dated as of October 31, 2005, among Ares Capital CP Funding LLC, Ares Capital Corporation, each of the Conduit Purchasers and Institutional Purchasers from time to time party thereto, each of the Purchaser Agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(6)
(k)(10)
Amendment No. 4 to Sale and Servicing Agreement, dated as of November 14, 2005, among Ares Capital CP Funding LLC, Ares Capital Corporation, each of the Conduit Purchasers and Institutional Purchasers from time to time party thereto, each of the Purchaser Agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(7)
(k)(11)	Senior Secured Revolving Credit Agreement, dated as of December 28, 2005, among Ares Capital Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent(8)
(k)(12)	Sale and Servicing Agreement, dated as of July 7, 2006, among ARCC Commercial Loan Trust 2006, as issuer, ARCC CLO 2006 LLC, as trust depositor, Ares Capital Corporation, as originator and as servicer, U.S. Bank National Association, as trustee and as collateral administrator, Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as backup servicer, and Wilmington Trust Company, as owner trustee(10)
(k)(13)	Commercial Loan Sale Agreement, dated as of July 7, 2006, between Ares Capital Corporation and ARCC CLO 2006 LLC(10)
(k)(14)	Indenture, dated as of July 7, 2006, between ARCC Commercial Loan Trust 2006 and U.S. Bank National Association(10)
(k)(15)	Amended and Restated Trust Agreement, dated as of July 7, 2006, among ARCC CLO 2006 LLC, Wilmington Trust Company and U.S. Bank National Association(10)
(k)(16)	Collateral Administration Agreement, dated as of July 7, 2006, among ARCC Commercial Loan Trust 2006, Ares Capital Corporation and U.S. Bank National Association(10)
(k)(17)	Master Participation Agreement, dated as of July 7, 2006, between Ares Capital CP Funding LLC and Ares Capital Corporation(10)
(k)(18)	Class A-1A VFN Purchase Agreement, dated as of July 7, 2006, among ARCC Commercial Loan Trust 2006, U.S. Bank National Association and other Class A-1A VFN noteholders party thereto(10)
(k)(19)	Amendment No. 6 to Sale and Servicing Agreement, dated as of November 1, 2006, among Ares Capital CP Funding LLC, Ares Capital Corporation, each of the Conduit Purchasers and Institutional Purchasers from time to time party thereto, each of the Purchaser Agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(11)
(k)(20)	Amendment No. 9 to Sale and Servicing Agreement, dated as of October 18, 2007, by and among Ares Capital CP Funding LLC, Ares Capital Corporation, each of the Conduit Purchasers and Institutional Purchasers from time to time party thereto, each of the purchaser agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent and purchaser agent with respect to Variable Funding Capital Company LLC as conduit purchaser, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer(12)

(k)(21)	First Amendment Agreement and Waiver, dated as of November 13, 2007, between Ares Capital Corporation as borrower, Ares Capital FL Holdings LLC, ARCC CIC Flex Corp., ARCC Imperial Corporation and ARCC Imperial LLC as subsidiary guarantors and BMO Capital Markets Financing, Inc., Merrill Lynch Capital Corporation, SunTrust Bank, Commerzbank AG, New York and Grand Cayman Branches, UBS Loan Finance LLC, JPMorgan Chase Bank, N.A., Wachovia Bank, National Association and KBC Bank N.V. as lenders(13)
(l)(1)	Opinion and Consent of Venable LLP, Maryland counsel for Registrant**
(m)	Not Applicable
(n)(1)	Consent of independent registered public accounting firm for Registrant*
(n)(2)	Opinion of independent registered public accounting firm for Registrant, regarding "senior securities" table contained herein*
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)	Code of Ethics(14)

*
Filed herewith.

**
To be filed by amendment.

(1)
Incorporated by reference to Exhibit (b)(2) to the Registrant's pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on September 17, 2004.

(2)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K dated June 2, 2006.

(3)
Incorporated by reference to Exhibits (d), (j), (k)(2), (k)(4) and (k)(5), as applicable, to the Registrant's pre-effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on September 28, 2004.

(4)
Incorporated by reference to Exhibits 10.1 and 10.2, as applicable, to the Registrant's Form 8-K, dated November 3, 2004.

(5)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K dated April 8, 2005.

(6)
Incorporated by reference to Exhibit 10.12 to the Registrant's Form 10-K for the year ended December 31, 2005.

(7)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K dated November 14, 2005.

(8)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K dated December 28, 2005.

(9)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 10-Q for the quarter ended June 30, 2007.

(10)
Incorporated by reference to Exhibits 10.2 through 10.8, as applicable, to the Registrant's Form 10-Q for the quarter ended June 30, 2006.

(11)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 10-Q for the quarter ended September 30, 2006.

(12)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K dated October 18, 2007.

(13)
Incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K dated November 13, 2007.

(14)
Incorporated by reference to Exhibit (r) to the Registrant's Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on February 7, 2008.

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TABLE OF CONTENTS
PROSPECTUS SUMMARY
THE COMPANY
  About Ares
  Ares Capital Management
  MARKET OPPORTUNITY
  COMPETITIVE ADVANTAGES
  Existing investment platform
  Seasoned management team
  Experience and focus on middle market companies
  Disciplined investment philosophy
  Extensive industry focus
  Flexible transaction structuring
  OPERATING AND REGULATORY STRUCTURE
  LIQUIDITY
  RISK FACTORS
  Risks Relating to Our Business
  Risks Relating To Our Investments
  Risks Relating To The Offering
  OUR CORPORATE INFORMATION
THE RIGHTS OFFERING
  THE OFFERING
  SUBSCRIPTION PRICE
  OVER-SUBSCRIPTION PRIVILEGE
  PURPOSE OF THE OFFERING
  DILUTIVE EFFECTS
  SALE OF RIGHTS
  USE OF PROCEEDS
  HOW TO OBTAIN SUBSCRIPTION INFORMATION
  HOW TO SUBSCRIBE
  DISTRIBUTION ARRANGEMENTS
  SUBSCRIPTION AGENT
  INFORMATION AGENT
  IMPORTANT DATES TO REMEMBER
  AMENDMENTS; TERMINATION
FEES AND EXPENSES
  Example
RECENT DEVELOPMENTS
SELECTED FINANCIAL AND OTHER DATA
ARES CAPITAL CORPORATION AND SUBSIDIARIES SELECTED FINANCIAL DATA
SELECTED QUARTERLY DATA (Unaudited)
RISK FACTORS
  RISKS RELATING TO OUR BUSINESS
  A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.
  We are dependent upon Ares Capital Management's key personnel for our future success and upon their access to Ares investment professionals.
  Our financial condition and results of operation will depend on our ability to manage future growth effectively.
  Our ability to grow will depend on our ability to raise capital.
  We operate in a highly competitive market for investment opportunities.
  We will be subject to corporate-level income tax if we are unable to qualify as a RIC.
  We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
  Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.
  We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us.
  We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.
  We are exposed to risks associated with changes in interest rates.
  Many of our portfolio investments are not publicly traded and, as a result, there is uncertainty as to the value of our portfolio investments.
  The lack of liquidity in our investments may adversely affect our business.
  We may experience fluctuations in our quarterly results.
  There are significant potential conflicts of interest that could impact our investment returns.
  Our investment adviser's liability is limited under the investment advisory and management agreement, and we are required to indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.
  We may be obligated to pay our investment adviser incentive compensation even if we incur a loss.
  Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.
  The Company may not replicate Ares' historical success.
  Our ability to enter into transactions with our affiliates is restricted.
  RISKS RELATING TO OUR INVESTMENTS
  Our investments may be risky, and we could lose all or part of our investment.
  Economic recessions or downturns could impair our portfolio companies and harm our operating results.
  There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
  An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies and a greater vulnerability to economic downturns.
  Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.
  Investments in equity securities involve a substantial degree of risk.
  Our adviser's incentive fee may induce Ares Capital Management to make certain investments, including speculative investments.
  Our portfolio companies may be highly leveraged.
  Our portfolio is concentrated in a limited number of portfolio companies, which subjects us to a risk of significant loss if any of these companies defaults on its repayment obligations.
  Our investments in foreign debt may involve significant risks in addition to the risks inherent in U.S. investments. We may expose ourselves to risks if we engage in hedging transactions.
  We may initially invest a portion of the net proceeds of the offering primarily in high-quality short-term investments, which will generate lower rates of return than those expected from the interest generated on first and second lien loans and mezzanine debt.
  When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.
  RISKS RELATING TO THE OFFERING
  Investors in our equity securities may not receive dividends and our dividends may not grow over time.
  Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.
  Investing in our shares may involve an above average degree of risk.
  The market price of our common stock may fluctuate significantly.
  The market price of our common stock may decline following the offering and our shares of common stock may trade at discounts from net asset value.
  There is no established trading market for the rights, which could make it more difficult for you to sell rights and could adversely affect their price.
  We may terminate the rights offering at any time prior to delivery of the shares of our common stock offered hereby, and neither we nor the subscription agent will have any obligation to you except to return your subscription payments, without interest.
  Your interest in us may be diluted if you do not fully exercise your subscription rights. In addition, if the subscription price is less than our net asset value per share, then you would experience an immediate dilution of the aggregate net asset value of your shares.
  Stockholders will experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.
  Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
FORWARD-LOOKING STATEMENTS
THE RIGHTS OFFERING
  PURPOSE OF THE OFFERING
  TERMS OF THE OFFERING
  OVER-SUBSCRIPTION PRIVILEGE
  THE SUBSCRIPTION PRICE
  EXPIRATION OF THE OFFERING
  AMENDMENTS AND WAIVERS; TERMINATION
  DILUTIVE EFFECTS
  NOTICE OF NET ASSET VALUE DECLINE
  INFORMATION AGENT
  SUBSCRIPTION AGENT
  Delivery to an address other than one of the addresses listed above will not constitute valid delivery.
  METHODS FOR EXERCISING RIGHTS
  Exercise of the Over-Subscription Privilege
  Record Date Stockholders Whose Shares are Held by a Nominee
  Nominees
  FOREIGN STOCKHOLDERS
  PAYMENT FOR SHARES
  SALE OF RIGHTS
  The Rights are Transferable until the Trading Day Immediately Preceding the Expiration Date
  Sales through the Subscription Agent and the Dealer Managers
  Other Transfers
  DELIVERY OF STOCK CERTIFICATES
  MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS OF THE OFFERING
  ERISA CONSIDERATIONS
  DISTRIBUTION ARRANGEMENTS
USE OF PROCEEDS
PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
  OVERVIEW
  CRITICAL ACCOUNTING POLICIES
  PORTFOLIO AND INVESTMENT ACTIVITY
  RESULTS OF OPERATIONS
  Investment Income
  Operating Expenses
  Income Tax Expense, Including Excise Tax
  Net Realized Gains/Losses
  Net Unrealized Gains/Losses
  Net Increase in Stockholders' Equity Resulting From Operations
  FINANCIAL CONDITION, LIQUIDITY, AND CAPITAL RESOURCES
  Equity Offerings
  Debt Capital Activities
  OFF BALANCE SHEET ARRANGEMENTS
  Quantitative And Qualitative Disclosures About Market Risk
SENIOR SECURITIES
BUSINESS
  GENERAL
  About Ares
  Ares Capital Management
  MARKET OPPORTUNITY
  COMPETITIVE ADVANTAGES
  Existing investment platform
  Seasoned management team
  Experience and focus on middle market companies
  Disciplined investment philosophy
  Extensive industry focus
  Flexible transaction structuring
  OPERATING AND REGULATORY STRUCTURE
  INVESTMENTS
  Ares Capital Corporation portfolio
  Managed funds portfolio
  INVESTMENT SELECTION
  Intensive due diligence
  Selective investment process
  Investment structure
  ONGOING RELATIONSHIPS WITH AND MONITORING OF PORTFOLIO COMPANIES
  MANAGERIAL ASSISTANCE
  COMPETITION
  STAFFING
  PROPERTIES
  LEGAL PROCEEDINGS
PORTFOLIO COMPANIES
ARES CAPITAL CORPORATION AND SUBSIDIARIES PORTFOLIO COMPANIES As of December 31, 2007
  FirstLight Financial Corporation
MANAGEMENT
  EXECUTIVE OFFICERS AND BOARD OF DIRECTORS
  Directors
  Executive officers who are not directors
  Biographical information
  Independent directors
  Interested directors
  Executive officers who are not directors
  INVESTMENT COMMITTEE
  Members of Ares Capital Management's investment committee who are not directors or officers of the Company
  COMMITTEES OF THE BOARD OF DIRECTORS
  Audit committee
  Nominating committee
  Compensation committee
  COMPENSATION TABLE
  PORTFOLIO MANAGERS
  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
  Management services
  Management fee
  Examples of Quarterly Incentive Fee Calculation
  Example 1: Income Related Portion of Incentive Fee(1)
  Alternative 1
  Alternative 2
  Alternative 3
  Example 2: Capital Gains Portion of Incentive Fee
  Alternative 1
  Alternative 2
  Payment of our expenses
  Duration and termination
  Indemnification
  Organization of the investment adviser
  Board Consideration of the Investment Advisory and Management Agreement
  ADMINISTRATION AGREEMENT
  Indemnification
CERTAIN RELATIONSHIPS
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
DETERMINATION OF NET ASSET VALUE
DIVIDEND REINVESTMENT PLAN
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
  ELECTION TO BE TAXED AS A RIC
  TAXATION AS A RIC
  TAXATION OF U.S. STOCKHOLDERS
  TAXATION OF NON-U.S. STOCKHOLDERS
  FAILURE TO QUALIFY AS A RIC
DESCRIPTION OF OUR CAPITAL STOCK
  STOCK
  Common Stock
  Preferred Stock
  LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES
  PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS
  Classified board of directors
  Election of directors
  Number of directors; vacancies; removal
  Action by stockholders
  Advance notice provisions for stockholder nominations and stockholder proposals
  Calling of special meetings of stockholders
  Approval of extraordinary corporate action; amendment of charter and bylaws
  No appraisal rights
  Control share acquisitions
  Business combinations
  Conflict with the Investment Company Act
REGULATION
  QUALIFYING ASSETS
  MANAGERIAL ASSISTANCE TO PORTFOLIO COMPANIES
  TEMPORARY INVESTMENTS
  INDEBTEDNESS AND SENIOR SECURITIES
  CODE OF ETHICS
  PROXY VOTING POLICIES AND PROCEDURES
  PRIVACY PRINCIPLES
  OTHER
  Compliance with the Sarbanes-Oxley Act of 2002 and The NASDAQ Global Select Market Corporate Governance Regulations
CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
BROKERAGE ALLOCATION AND OTHER PRACTICES
LEGAL MATTERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AVAILABLE INFORMATION
Report of Independent Registered Public Accounting Firm
ARES CAPITAL CORPORATION AND SUBSIDIARIES CONSOLIDATED SCHEDULE OF INVESTMENTS As of December 31, 2007
ARES CAPITAL CORPORATION AND SUBSIDIARIES CONSOLIDATED SCHEDULE OF INVESTMENTS As of December 31, 2006
ARES CAPITAL CORPORATION AND SUBSIDIARY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS As of December 31, 2007
PART C Other information
SIGNATURES
EXHIBIT INDEX